UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5962

Name of Registrant: Vanguard Variable Insurance Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2009 – December 31, 2009

Item 1: Reports to Shareholders

Vanguard Variable Insurance Fund
Annual Report

Balanced Portfolio	Mid-Cap Index Portfolio
Capital Growth Portfolio	Money Market Portfolio
Diversified Value Portfolio	REIT Index Portfolio
Equity Income Portfolio	Short-Term Investment-Grade Portfolio
Equity Index Portfolio	Small Company Growth Portfolio
Growth Portfolio	Total Bond Market Index Portfolio
High Yield Bond Portfolio	Total Stock Market Index Portfolio
International Portfolio

> After scraping bottom in March 2009, global stock markets rebounded strongly, erasing some (but not all) of the losses sustained during the financial crisis.

> Like stocks, corporate bonds rallied as investors rediscovered their appetite for risk.

> To help revive the economy, the Federal Reserve Board kept its target for short-term interest rates near 0%, a policy that squeezed money market funds and other savings vehicles.

Contents
Market Perspective
Balanced Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Investment-Grade Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Cover photograph: Veronica Coia.

Market Perspective

Dear Planholder,

This report begins with a look at the market environment during the past year. In the pages that follow, you’ll find a review of the performance of your portfolio. Each of the portfolios in Vanguard Variable Insurance Fund can be used as a component of an investment program that is diversified within asset classes and balanced across them.

You’ll note that the expense ratios of several Vanguard portfolios rose during the past year. Although explanations for the increases differed by portfolio, they reflected some combination of declines in average net assets, which means the portfolios’ fixed expenses accounted for a higher percentage of assets, and performance-related variations in advisory fees.

On another matter, I would like to inform you that as of January 1, 2010, we completed a leadership transition that began in March 2008. I succeeded Jack Brennan as chairman of Vanguard and each of the funds. Jack has agreed to serve as chairman emeritus and senior advisor. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
January 15, 2010

Impressive stock returns masked lingering uncertainties
For the 12 months ended December 31, 2009, the broad U.S. stock market returned more than 29%, its highest calendar-year return since 2003. The year began with the market searching for a bottom, and it finally hit a low point in early March. From there, stocks mounted one of their strongest rallies ever—in magnitude and duration—resulting in a check mark-shaped stock chart for 2009.

The market’s outsized result came against a backdrop of heightened uncertainty. The economy, which struggled to regain its footing as the financial crisis abated, began to show signs of growth in the second half of the year, even as unemployment climbed to levels not seen since 1983.

Stock markets outside the United States fared even better during 2009, especially many emerging markets, which weathered the financial crisis in relatively better fiscal and economic shape than their developed-market counterparts.

Bond markets calmed down, money market funds endured
Compared with the last months of 2008, when credit markets seized up and investors fled to the safety of U.S. Treasuries, 2009 represented a return to normalcy for bonds. Investors’ appetite for risk returned, and the demand for corporate bonds increased, raising their prices and bringing down their yields. For the 12 months ended December 31, the broad taxable bond market returned about 6%, while municipal bonds returned about 13%.

Meanwhile, money market funds and other short-term savings vehicles did poorly in 2009. Interest rates at the shortest end of the maturity spectrum remained at historic lows, a casualty of the Federal Reserve Board’s efforts to revive the economy. The Fed kept its target for the federal funds rate between 0% and 0.25% for the entire year.

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2009
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	28.43%	–5.36%	0.79%
Russell 2000 Index (Small-caps)	27.17	–6.07	0.51
Dow Jones U.S. Total Stock Market Index	29.35	–5.01	1.09
MSCI All Country World Index ex USA (International)	42.14	–3.04	6.30

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	5.93%	6.04%	4.97%
Barclays Capital Municipal Bond Index	12.91	4.41	4.32
Citigroup 3-Month Treasury Bill Index	0.16	2.22	2.88

CPI
Consumer Price Index	2.72%	2.28%	2.56%

Vanguard® Balanced Portfolio

An important reason to invest in a balanced portfolio is to diversify your holdings across stocks and bonds so that a decline in one asset class will typically be moderated by better performance in the other. But 2009 was one of those happy years when both asset classes produced strong positive returns.

The Balanced Portfolio, which includes about 65% stocks and 35% bonds by capitalization, returned 22.90%, its highest result since 1995. The portfolio’s return was ahead of its benchmark index and a few steps behind the average return of its peer group. As of year-end, the portfolio’s 30-day SEC yield had declined to 2.5%, from 4.3% a year earlier, a consequence of rising prices during the rally in stocks and bonds.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Info tech and health care stocks were significant contributors
It wasn’t obvious when the year began that an equity rally was coming after 2008’s severe bear market. A stock-price surge began in March and persisted through year-end, although it lost steam in the year’s final quarter. The portfolio’s stock holdings returned about 26%, effectively matching its equity benchmark, the Standard & Poor’s 500 Index.

The portfolio’s holdings of information technology and health care stocks, two of its largest sectors, were significant contributors to return on the strength of companies such as International Business Machines and Schering-Plough. Relative to their benchmarks, however, the sectors parted company: The advisor invested heavily in some of health care’s better performers while the opposite occurred with information technology choices. One reason for this is the advisor’s preference for dividend-paying companies, which aren’t abundant in the information technology universe.

Other significant contributions to return came from stock selections in energy, financials, and materials. Compared to the benchmark, the advisor chose some of the energy and materials sectors’ best performers, but had limited exposure to some of the energy sector’s broader strength. The advisor benefited from financials’ upswing since the dark days of 2008, but stock selection in this sector was disappointing.

The fixed income portion of the portfolio returned about 16%, outpacing the approximately 11% return of its benchmark (the Barclays Capital U.S. Credit A or Better Bond Index). Returns for the portfolio’s bond holdings, which are mostly in corporate, finance, and utility bonds, followed a pattern similar to that of stocks: declining in the opening months of the year on continuing financial-crisis-related fears, then, as investors switched from the perceived safety of U.S. Treasury securities to riskier fare, rebounding strongly until growth slowed in the year’s final months.

A balanced strategy can support solid results
The advisor’s skill has helped theportfolio provide solid long-term results despite the chaotic markets of the past two years. As the table shows, the portfolio’s 10-year average annualized return of 6.20%—which reflects 2008’s terrible stock market downturn—substantially outpaced the returns of its benchmark index and the average return of competing funds.

The recent markets have underscored the importance of a basic investment principle: A balanced and diversified mix of stocks and bonds, and a long-term view, can help you achieve your investment goals despite the vagaries of the markets.

Total Returns
		Ten Years Ended
		December 31, 2009
	Year Ended	Average
	December 31, 2009	Annual Return
Vanguard Balanced Portfolio	22.90%	6.20%
Composite Stock/Bond Index[1]	21.30	1.91
Mixed-Asset Target Growth Funds Average[2]	24.45	1.83

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Mixed-Asset
		Target Growth
	Portfolio	Funds Average
Balanced Portfolio	0.29%	1.08%

1 Weighted 65% S&P 500 Index and 35% Lehman U.S. Credit AA or Better Bond Index through March 31, 2000; 65% S&P 500 Index and 35% Barclays Capital U.S. Credit A or Better Bond Index thereafter.
2 Derived from data provided by Lipper Inc.
3 The portfolio expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the portfolio’s expense ratio was 0.31%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

1

Vanguard Balanced Portfolio

Advisor’s Report

The Balanced Portfolio returned 22.90% for the year ended December 31, 2009. Our absolute performance for the period exceeded the 21.30% return for the Composite Stock/Bond Index, which is weighted 65% in large-cap stocks and 35% in high-quality corporate bonds, but did not surpass the 24.45% return of the Mixed-Asset Target Growth Funds Average.

The investment environment
After a tumultuous start to the year, U.S. equities staged a strong rebound, rising 26.46% for the 12 months ended December 31, 2009, as measured by the S&P 500 Index. Throughout the year, extraordinary government measures helped to stabilize global economies and markets. As the year progressed, better-than-expected corporate earnings and improving economic data provided a favorable backdrop for equities. Despite the strong returns in 2009, U.S. equities turned in their worst decade-long performance on record, dipping about 1%.

In the closing months of 2009, the global economy demonstrated clear signs that it was responding to the massive stimulus injected to counteract the markets’ severe contraction in late 2008. Fixed income markets settled into a cyclical “sweet spot” created by the stimulus, which remained in place, and evidence of a synchronized recovery broadened. Investors became increasingly comfortable with risk as indicators of financial stress faded. Against this backdrop, government interest rates rose globally and lower-quality credit segments benefited. Yield curves were mixed, although generally steeper, as long-term rates rose more meaningfully, particularly toward the end of the year. As interest rates rose and risk aversion moderated, Treasuries underperformed, and supply concerns—that a large amount of government financing was in the offing—returned to the fore at the end of the period.

Our successes
Strong stock selection was the main driver of overall equity performance for the period. Select holdings in the health care, energy, materials, and consumer staples sectors added to results. Among the top absolute contributors for the period were International Business Machines, Schering-Plough, International Paper, Corning, and Anadarko Petroleum.

IBM delivered solid earnings in a tough environment. Schering-Plough’s stock price jumped significantly following news that it would combine with Merck as part of a reverse merger.

We added to our holding in International Paper in April after the company strengthened its balance sheet through a debt refinancing. Shares of International Paper gained as earnings-per-share and cash-flow generation were better than the market expected, further improving the company’s balance sheet.

A rapid recovery in the demand for glass for LCD TVs and fiber-optic products helped Corning’s stock late in the period. The company’s differentiated technology and low-cost leadership position allowed it to capture a large share of the LCD TV supply chain. Shares of Anadarko Petroleum gained on news of the company’s recent oil discovery off the coast of Sierra Leone.

Selected Equity Portfolio Changes:
Year Ended December 31, 2009

Additions	Comments
Johnson & Johnson	We added a new position in this pharmaceuticals stock at near-
trough valuations. We think the challenges in the pharmaceuticals pipeline are well understood and the company’s broadly diversified health care platform offers powerful cross-division opportunities.
Pfizer	We added a new position in this pharmaceuticals stock after Pfizer announced its plan to merge with Wyeth. We feel the combined company will grow, given Pfizer’s global distribution platform, and will meet expectations.

Deletions	Comments
Abbott Laboratories	We eliminated our position in Abbott because we expect increased competition for its arthritis treatment to negatively impact earnings.
Verizon Communications	We eliminated our position in Verizon on concerns over the high costs of FiOS and losses in the wireline business.

2

Vanguard Balanced Portfolio

The bond portion of the portfolio also performed well for the period. Security selection within the corporate sector, particularly holdings in insurance, banking, and consumer cyclicals and noncyclicals, was the primary driver of outperformance.

Our shortfalls
Security selection within the information technology and telecommunication services sectors detracted from results, as did a meaningfully underweighted position in the information technology sector. Absolute detractors for the period included Bank of America, Capital One, and General Electric.

Bank of America shares declined after the company posted its first quarterly loss of the year. Steeper consumer and commercial loan losses more than offset a boost in revenue from Bank of America’s acquisition of Merrill Lynch and from strong trading profits. Capital One saw a rapid escalation in credit-card losses as a result of the economic slowdown. We eliminated our position early in the period. Shares of industrial and financial services giant General Electric tumbled on missed first-quarter earnings as well as concerns over the stability of its finance unit (GE Capital) and the subsequent credit-rating downgrade by both Moody’s and S&P.

We reduced our exposure to GE, but not before the fund had borne the brunt of the share price decline. GE shares have gained recently on news that the company is in talks to sell its stake in NBC-Universal to Comcast.

Within the fixed income portion of the portfolio, our U.S. Treasury holdings, which we maintain to meet potential liquidity needs, underperformed higher-risk assets for the period.

The fund’s positioning
We continue to search diligently for attractively valued companies with strong operating characteristics. We are particularly interested in companies whose business fundamentals are poised to improve. As always, an above-average dividend is central to our stock-selection process.

In health care, which has rebounded somewhat as it appears that government reform will have less of an impact than previously believed, valuations remain depressed in key areas such as pharmaceuticals. The situation presents opportunities to buy high-quality, cash-generative businesses at compelling valuations. Continued apathy toward the less economically sensitive consumer staples sector has also provided opportunities to buy leading global brands at very attractive valuations. At the end of the period, the portfolio was overweighted in energy, health care, industrials, and financials, and underweighted in information technology and both consumer sectors.

We believe the U.S. government’s fiscal and monetary policies are beginning to take hold and we are positioning the portfolio’s bond holdings for a bottoming in the economic contraction. We also expect a bottoming in interest rates for this cycle amid a continued appetite for non-Treasury bonds, such as corporates and some mortgage-backed bonds.

Fixed income holdings in the portfolio continue to be of very high quality. Over the past six months, we have greatly reduced our exposure to agency pass-through mortgage securities because valuations seem just short of fair and we see the looming end to the Federal Reserve’s buying program as a negative for this sector. We are rebuilding our liquidity position. With yield spreads to Treasuries greatly compressed in recent quarters, we are more inclined to hold short-duration Treasuries versus cash in the liquidity positioning of the portfolio.

Edward P. Bousa, CFA,
Senior Vice President and Equity Portfolio Manager

John C. Keogh,
Senior Vice President and Fixed Income Portfolio Manager

Wellington Management Company, LLP

January 13, 2010

3

Vanguard Balanced Portfolio

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, portfolio shareholders approved the following two proposals:

Proposal 1—Elect trustees for each portfolio.*
The individuals listed in the table below were elected as trustees for each portfolio. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the portfolios prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	2,425,238,230	88,077,041	96.5%
Charles D. Ellis	2,405,751,014	107,564,257	95.7%
Emerson U. Fullwood	2,410,939,308	102,375,964	95.9%
Rajiv L. Gupta	2,416,514,339	96,800,932	96.1%
Amy Gutmann	2,406,002,852	107,312,420	95.7%
JoAnn Heffernan Heisen	2,416,649,368	96,665,903	96.2%
F. William McNabb III	2,425,903,403	87,411,868	96.5%
André F. Perold	2,412,392,305	100,922,967	96.0%
Alfred M. Rankin, Jr.	2,423,028,932	90,286,340	96.4%
Peter F. Volanakis	2,427,674,541	85,640,731	96.6%
* Results are for all portfolios within the same trust.

Proposal 2—Update and standardize the portfolios’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the portfolios to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Portfolio	For	Abstain	Against	Non-Votes	For
Balanced Portfolio
2a	64,944,812	1,335,951	3,096,769	0	93.6%
2b	64,756,690	1,519,937	3,100,906	0	93.3%
2c	63,007,421	1,431,968	4,938,144	0	90.8%
2d	62,803,960	1,675,510	4,898,063	0	90.5%
2e	63,324,587	1,617,848	4,435,098	0	91.3%
2f	63,292,161	1,438,978	4,646,394	0	91.2%
2g	65,729,289	1,450,493	2,197,751	0	94.7%

4

Vanguard Balanced Portfolio

Portfolio Profile
As of December 31, 2009

Total Portfolio Characteristics
Yield[1]	2.5%
Turnover Rate	30%
Expense Ratio[2]	0.29%
Short-Term Reserves	2.8%

Total Portfolio Volatility Measures[3]
	Portfolio Versus	Portfolio Versus
	Composite Index[4]	Broad Index[5]
R-Squared	0.98	0.92
Beta	0.96	0.65

Equity Characteristics
		Comparative	Broad
	Portfolio	Index[6]	Index[5]
Number of Stocks	105	500	4,201
Median Market Cap	$54.6B	$42.7B	$30.7B
Price/Earnings Ratio	19.0x	30.3x	35.7x
Price/Book Ratio	2.0x	2.2x	2.1x
Dividend Yield	2.6%	1.9%	1.8%
Return on Equity	21.5%	20.8%	19.3%
Earnings Growth Rate	5.6%	8.2%	8.1%
Foreign Holdings	13.3%	0.0%	0.0%

Fixed Income Characteristics
		Comparative	Broad
	Portfolio	Index[7]	Index[8]
Number of Bonds	305	2,099	8,413
Yield to Maturity	4.0%[9]	4.1%	3.7%
Average Coupon	5.2%	5.4%	4.7%
Average Effective
Maturity	9.4 years	9.2 years	6.8 years
Average Quality[10]	A1	Aa3	Aa1
Average Duration	5.7 years	5.9 years	4.6 years

Ten Largest Stocks[11] (% of equity portfolio)
AT&T Inc.	integrated
	telecommunication
	services	3.8%
International Business
Machines Corp.	computer hardware	2.8
Chevron Corp.	integrated oil
	and gas	2.8
Wells Fargo & Co.	diversified banks	2.6
Merck & Co. Inc.	pharmaceuticals	2.4
Total SA ADR	integrated oil
	and gas	2.4
ExxonMobil Corp.	integrated oil
	and gas	2.1
Pfizer Inc.	pharmaceuticals	2.0
Eli Lilly & Co.	pharmaceuticals	1.9
JPMorgan Chase & Co.	diversified financial
	services	1.9
Top Ten		24.7%
Top Ten as % of Total Net Assets		16.3%

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio	Index[6]	Index[5]
Consumer Discretionary	6.4%	9.6%	10.3%
Consumer Staples	9.3	11.4	9.9
Energy	15.0	11.5	10.6
Financials	16.4	14.4	16.0
Health Care	15.9	12.6	12.6
Industrials	12.2	10.2	10.6
Information Technology	12.1	19.8	19.3
Materials	4.2	3.6	4.0
Telecommunication
Services	3.8	3.2	2.9
Utilities	4.7	3.7	3.8

Portfolio Asset Allocation

1 30-day SEC yield for the portfolio. See definition on the next page.
2 The expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the portfolio’s expense ratio was 0.31%.
3 For an explanation of R-squared, beta, and other terms used here, see definitions on the next page.
4 Composite Stock/Bond Index, weighted 65% S&P 500 Index and 35% Barclays Capital U.S. Credit A or Better Bond Index.
5 Dow Jones U.S. Total Stock Market Index.
6 S&P 500 Index.
7 Barclays Capital U.S. Credit A or Better Bond Index.
8 Barclays Capital U.S. Aggregate Bond Index.
9 Before expenses.
10 Source: Moody’s Investors Service.
11 The holdings listed exclude any temporary cash investments and equity index products.

5

Vanguard Balanced Portfolio

Distribution by Credit Quality[1] (% of fixed income portfolio)
AAA	16.2%
Aa	20.6
A	47.0
Baa	14.6
Ba	1.1
B	0.5

Sector Diversification[2] (% of fixed income portfolio)
Asset-Backed/Commercial Mortgage-Backed	0.1%
Finance	37.6
Foreign	3.8
Government Mortgage-Backed	0.1
Industrial	30.9
Treasury/Agency	13.4
Utilities	9.7
Other	4.4

Equity Investment Focus

Fixed Income Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Source: Moody’s Investors Service.
2 The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

6

Vanguard Balanced Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 1999–December 31, 2009
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2009			of a $10,000
	One Year	Five Years	Ten Years	Investment
Balanced Portfolio	22.90%	4.84%	6.20%	$18,247
Dow Jones U.S. Total Stock Market Index	29.35	1.09	–0.17	9,828
S&P 500 Index	26.46	0.42	–0.95	9,090
Composite Stock/Bond Index[1]	21.30	2.06	1.91	12,081
Mixed-Asset Target Growth Funds Average[2]	24.45	1.66	1.83	11,988

Fiscal-Year Total Returns (%): December 31, 1999–December 31, 2009

1 Weighted 65% S&P 500 Index and 35% Lehman U.S. Credit AA or Better Bond Index through March 31, 2000; 65% S&P 500 Index and 35% Barclays Capital U.S. Credit A or Better Bond Index thereafter.
2 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

7

Vanguard Balanced Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2009

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (66.2%)
Consumer Discretionary (4.2%)
Comcast Corp. Class A	614,375	10,358
Staples Inc.	387,200	9,521
Walt Disney Co.	245,200	7,908
Time Warner Inc.	243,166	7,086
* Ford Motor Co.	526,750	5,267
Daimler AG	86,116	4,590
Honda Motor Co. Ltd. ADR	102,800	3,485
* Viacom Inc. Class B	100,600	2,991
Home Depot Inc.	98,500	2,850
		54,056
Consumer Staples (6.2%)
Wal-Mart Stores Inc.	251,400	13,437
Nestle SA ADR	254,150	12,296
PepsiCo Inc.	179,600	10,920
Procter & Gamble Co.	171,567	10,402
Philip Morris
International Inc.	201,100	9,691
Kimberly-Clark Corp.	128,200	8,168
Coca-Cola Co.	99,400	5,666
CVS Caremark Corp.	150,900	4,860
Unilever NV	114,100	3,689
		79,129
Energy (9.9%)
Chevron Corp.	307,900	23,705
Total SA ADR	321,912	20,615
Exxon Mobil Corp.	260,500	17,763
BP PLC ADR	190,600	11,049
Anadarko Petroleum Corp.	172,200	10,749
Marathon Oil Corp.	247,800	7,736
ConocoPhillips	125,470	6,408
Baker Hughes Inc.	155,200	6,283
EnCana Corp.	176,072	5,703
Cenovus Energy Inc.	193,172	4,868
XTO Energy Inc.	89,075	4,145
ENI SPA ADR	67,200	3,401
Schlumberger Ltd.	44,800	2,916
Petroleo Brasileiro SA ADR	48,200	2,298
		127,639
Financials (10.9%)
Wells Fargo & Co.	813,400	21,954
JPMorgan Chase & Co.	380,648	15,862
MetLife Inc.	322,500	11,400
ACE Ltd.	194,200	9,788
Bank of America Corp.	632,100	9,519
PNC Financial Services
Group Inc.	168,600	8,900
Muenchener
Rueckversicherungs AG	49,934	7,773

			Market
			Value•
		Shares	($000)
*	UBS AG	449,471	6,971
	US Bancorp	288,500	6,494
	Goldman Sachs Group Inc.	35,800	6,044
	Chubb Corp.	109,700	5,395
	Toronto-Dominion Bank	82,300	5,162
	State Street Corp.	104,100	4,533
	Barclays PLC	944,331	4,163
	HSBC Holdings PLC ADR	70,700	4,036
	Morgan Stanley	122,800	3,635
	Marsh &
	McLennan Cos. Inc.	155,100	3,425
	Mitsubishi UFJ Financial
	Group Inc.	471,400	2,310
	Travelers Cos. Inc.	44,800	2,234
	SunTrust Banks Inc.	26,600	540
			140,138
Health Care (10.5%)
	Merck & Co. Inc.	564,289	20,619
	Pfizer Inc.	934,923	17,006
	Eli Lilly & Co.	453,400	16,191
	Medtronic Inc.	328,700	14,456
	Johnson & Johnson	220,000	14,170
	Bristol-Myers Squibb Co.	417,400	10,539
	AstraZeneca PLC ADR	218,600	10,261
	Teva Pharmaceutical
	Industries Ltd. ADR	154,000	8,652
	UnitedHealth Group Inc.	230,400	7,023
	Cardinal Health Inc.	172,300	5,555
	Covidien PLC	115,800	5,546
*	St Jude Medical Inc.	71,700	2,637
	Sanofi-Aventis SA ADR	64,223	2,522
			135,177
Industrials (8.1%)
	Deere & Co.	250,900	13,571
	Siemens AG	106,102	9,719
	United Parcel Service Inc.
	Class B	168,700	9,678
	Lockheed Martin Corp.	123,600	9,313
	Waste Management Inc.	264,600	8,946
	Honeywell International Inc.	200,500	7,860
	FedEx Corp.	89,100	7,435
	Canadian National
	Railway Co.	130,600	7,099
	Illinois Tool Works Inc.	125,500	6,023
	Parker Hannifin Corp.	101,700	5,480
	Caterpillar Inc.	86,800	4,947
	General Dynamics Corp.	71,600	4,881
	General Electric Co.	293,500	4,441
	Raytheon Co.	82,500	4,250
			103,643

		Market
		Value•
	Shares	($000)
Information Technology (8.0%)
International Business
Machines Corp.	181,900	23,811
Microsoft Corp.	451,400	13,763
Texas Instruments Inc.	436,600	11,378
Accenture PLC Class A	253,100	10,504
Hewlett-Packard Co.	167,500	8,628
Corning Inc.	415,300	8,019
* Cisco Systems Inc.	334,700	8,013
Automatic Data
Processing Inc.	181,200	7,759
Intel Corp.	295,600	6,030
Taiwan Semiconductor
Manufacturing Co. Ltd.
ADR	409,186	4,681
		102,586
Materials (2.8%)
International Paper Co.	291,000	7,793
BHP Billiton Ltd. ADR	91,200	6,984
Syngenta AG ADR	84,700	4,766
BASF SE	63,494	3,933
Vale SA Class B ADR	122,740	3,563
Newmont Mining Corp.	69,000	3,265
* Xstrata PLC	151,323	2,667
Air Products &
Chemicals Inc.	29,600	2,399
		35,370
Telecommunication Services (2.5%)
AT&T Inc.	1,157,522	32,445

Utilities (3.1%)
Dominion Resources Inc.	273,400	10,640
Exelon Corp.	191,300	9,349
FPL Group Inc.	172,600	9,117
PG&E Corp.	172,900	7,720
Veolia Environnement ADR	88,900	2,923
		39,749
Total Common Stocks
(Cost $688,183)		849,932

8

Vanguard Balanced Portfolio

					Market
					Value•
		Coupon		Shares	($000)
Preferred Stock (0.2%)
1	Bank of America Corp. Pfd.
	(Cost $2,104)	10.000%		140,300	2,093

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (4.1%)
U.S. Government Securities (3.9%)
	United States Treasury
	Note/Bond	1.000%	7/31/11	29,400	29,442
	United States Treasury
	Note/Bond	1.000%	9/30/11	18,800	18,791
	United States Treasury
	Note/Bond	2.750%	2/15/19	2,000	1,842
					50,075
Agency Notes (0.2%)
2	General Electric Capital Corp.	2.000%	9/28/12	2,450	2,460

Conventional Mortgage-Backed Securities (0.0%)
3	Ginnie Mae I Pool	8.000%	9/15/30	86	95
3	Ginnie Mae I Pool	7.000%	1/15/33	397	439
					534
Total U.S. Government and Agency Obligations (Cost $53,048)					53,069
Asset-Backed/Commercial Mortgage-Backed Securities (0.0%)
3	Daimler Chrysler Auto Trust	4.980%	2/8/11	23	23
3	Household Automotive Trust	5.280%	9/19/11	201	202
[3,4] Marriott Vacation Club
	Owner Trust	5.362%	10/20/28	224	218
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $448)					443
Corporate Bonds (23.9%)
Finance (11.5%)
	Banking (7.5%)
	American Express Bank FSB	5.550%	10/17/12	1,500	1,596
	American Express Credit Corp.	5.875%	5/2/13	1,300	1,392
4	American Express Travel Related
	Services Co. Inc.	5.250%	11/21/11	1,000	1,043
4	ANZ National Int’l Ltd./London	2.375%	12/21/12	435	431
4	ANZ National International Ltd.	6.200%	7/19/13	1,170	1,287
	BAC Capital Trust VI	5.625%	3/8/35	2,845	2,276
	Bank of America Corp.	4.375%	12/1/10	1,000	1,031
	Bank of America NA	5.300%	3/15/17	2,000	1,955
	Bank of New York Mellon Corp.	4.950%	11/1/12	1,000	1,077
	Bank of New York Mellon Corp.	4.950%	3/15/15	1,345	1,418
	Banque Paribas	6.950%	7/22/13	2,000	2,198
[3,4] Barclays Bank PLC		5.926%	12/15/49	1,000	765
	BB&T Corp.	4.900%	6/30/17	1,000	973
	BNY Mellon NA	4.750%	12/15/14	250	263
[3,4] BTMU Curacao Holdings NV		4.760%	7/21/15	1,595	1,552
	Capital One Bank USA NA	6.500%	6/13/13	650	697
	Capital One Capital IV	6.745%	2/17/37	500	415
	Citigroup Inc.	4.625%	8/3/10	600	611
	Citigroup Inc.	5.300%	10/17/12	1,500	1,569
	Citigroup Inc.	6.125%	11/21/17	2,320	2,356
	Citigroup Inc.	6.625%	6/15/32	2,000	1,855
	Citigroup Inc.	6.125%	8/25/36	1,000	853
	Citigroup Inc.	8.125%	7/15/39	180	205
4	Commonwealth Bank
	of Australia	3.750%	10/15/14	1,225	1,220
	Credit Suisse	5.000%	5/15/13	2,250	2,398
	Credit Suisse USA Inc.	6.500%	1/15/12	1,000	1,089
	Deutsche Bank AG	5.375%	10/12/12	825	891
	Deutsche Bank Financial LLC	5.375%	3/2/15	1,963	2,042
	Fifth Third Bank	4.200%	2/23/10	2,000	2,006
	Goldman Sachs Group Inc.	5.300%	2/14/12	1,500	1,590
	Goldman Sachs Group Inc.	5.350%	1/15/16	2,500	2,599

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Goldman Sachs Group Inc.	5.625%	1/15/17	1,000	1,028
	Goldman Sachs Group Inc.	5.950%	1/18/18	1,325	1,399
	Goldman Sachs Group Inc.	6.450%	5/1/36	2,000	1,971
	Goldman Sachs Group Inc.	6.750%	10/1/37	1,360	1,388
4	HBOS PLC	6.000%	11/1/33	2,395	1,733
	HSBC Bank USA NA	4.625%	4/1/14	1,290	1,347
	HSBC Holdings PLC	6.500%	5/2/36	1,000	1,047
	JPMorgan Chase & Co.	6.750%	2/1/11	1,000	1,059
	JPMorgan Chase & Co.	4.650%	6/1/14	2,000	2,111
	JPMorgan Chase & Co.	5.125%	9/15/14	1,000	1,058
	JPMorgan Chase & Co.	3.700%	1/20/15	1,200	1,206
	JPMorgan Chase & Co.	6.000%	1/15/18	1,500	1,623
3	JPMorgan Chase & Co.	7.900%	12/29/49	983	1,022
	Merrill Lynch & Co. Inc.	5.770%	7/25/11	1,000	1,058
	Merrill Lynch & Co. Inc.	6.050%	5/16/16	2,000	2,022
	Merrill Lynch & Co. Inc.	6.875%	4/25/18	1,250	1,349
	Merrill Lynch & Co. Inc.	6.220%	9/15/26	1,000	951
	Morgan Stanley	6.750%	10/15/13	1,000	1,094
	Morgan Stanley	6.000%	5/13/14	1,000	1,074
	Morgan Stanley	6.000%	4/28/15	1,000	1,066
	Morgan Stanley	5.450%	1/9/17	1,000	1,015
	Morgan Stanley	6.250%	8/9/26	3,000	3,083
	National City Corp.	6.875%	5/15/19	1,000	1,079
4	Nordea Bank AB	3.700%	11/13/14	570	562
	Northern Trust Corp.	5.200%	11/9/12	1,025	1,111
4	Oversea-Chinese
	Banking Corp. Ltd.	7.750%	9/6/11	600	652
	PNC Bank NA	4.875%	9/21/17	1,500	1,420
3	PNC Financial Services
	Group Inc.	8.250%	5/31/49	1,300	1,313
	Royal Bank of Scotland Group
	PLC	5.000%	10/1/14	300	262
	Royal Bank of Scotland Group
	PLC	5.050%	1/8/15	2,440	2,113
	State Street Corp.	5.375%	4/30/17	2,775	2,823
4	Svenska Handelsbanken AB	4.875%	6/10/14	1,400	1,450
	UBS AG	5.875%	7/15/16	1,500	1,522
	US Bancorp	2.875%	11/20/14	800	785
	US Bank NA	6.300%	2/4/14	1,000	1,105
	Wachovia Bank NA	6.600%	1/15/38	2,000	2,110
	Wachovia Corp.	7.500%	4/15/35	1,000	1,042
	Wells Fargo & Co.	5.125%	9/1/12	1,000	1,053
	Wells Fargo & Co.	5.250%	10/23/12	1,000	1,069
	Wells Fargo Bank NA	6.450%	2/1/11	2,000	2,099

	Brokerage (0.0%)
	Ameriprise Financial Inc.	5.350%	11/15/10	22	22
	Charles Schwab Corp.	4.950%	6/1/14	380	402

	Finance Companies (0.9%)
	General Electric Capital Corp.	6.125%	2/22/11	600	634
	General Electric Capital Corp.	5.875%	2/15/12	2,000	2,143
	General Electric Capital Corp.	5.250%	10/19/12	1,000	1,065
	General Electric Capital Corp.	5.450%	1/15/13	1,000	1,067
	General Electric Capital Corp.	6.750%	3/15/32	1,000	1,019
	General Electric Capital Corp.	6.150%	8/7/37	1,545	1,465
	HSBC Finance Corp.	5.700%	6/1/11	770	805
	HSBC Finance Corp.	6.375%	10/15/11	1,000	1,066
	HSBC Finance Corp.	5.500%	1/19/16	1,000	1,042
	International Lease
	Finance Corp.	5.400%	2/15/12	1,000	867
	International Lease
	Finance Corp.	5.300%	5/1/12	1,000	850

	Insurance (2.5%)
	ACE INA Holdings Inc.	5.800%	3/15/18	1,295	1,384
	Aetna Inc.	6.500%	9/15/18	335	360
	Allstate Corp.	5.000%	8/15/14	1,000	1,055
	Allstate Corp.	6.750%	5/15/18	1,000	1,092

9

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	Allstate Corp.	6.125%	5/15/37	1,000	878
	American International
	Group Inc.	4.700%	10/1/10	3,200	3,208
	Berkshire Hathaway
	Finance Corp.	4.625%	10/15/13	2,000	2,130
	Genworth Global Funding Trusts	5.125%	3/15/11	1,410	1,430
	Genworth Global Funding Trusts	5.750%	5/15/13	1,000	1,011
	Hartford Financial Services
	Group Inc.	6.000%	1/15/19	1,500	1,457
	ING USA Global Funding Trust	4.500%	10/1/10	1,000	1,021
[3,4] Massachusetts Mutual Life
	Insurance Co.	7.625%	11/15/23	2,000	2,141
4	Metropolitan Life Global
	Funding I	5.125%	11/9/11	1,000	1,044
4	Metropolitan Life Global
	Funding I	5.125%	6/10/14	2,000	2,116
4	New York Life Insurance Co.	5.875%	5/15/33	2,100	1,937
	Principal Life Income
	Funding Trusts	5.125%	3/1/11	1,720	1,765
	Protective Life Secured Trusts	4.850%	8/16/10	765	781
	Prudential Financial Inc.	5.150%	1/15/13	875	924
	Prudential Financial Inc.	4.750%	4/1/14	2,300	2,362
4	TIAA Global Markets Inc.	5.125%	10/10/12	1,380	1,485
	UnitedHealth Group Inc.	6.000%	11/15/17	2,000	2,088

	Other Finance (0.1%)
	NYSE Euronext	4.800%	6/28/13	1,570	1,645

	Real Estate Investment Trusts (0.5%)
	ProLogis	5.625%	11/15/16	1,000	923
	Simon Property Group LP	5.100%	6/15/15	1,000	986
	Simon Property Group LP	6.100%	5/1/16	1,800	1,835
4	WCI Finance LLC /
	WEA Finance LLC	5.700%	10/1/16	1,000	1,032
4	WEA Finance LLC	7.125%	4/15/18	1,000	1,105

Industrial (9.5%)
	Basic Industry (0.3%)
	BHP Billiton Finance USA Ltd.	4.800%	4/15/13	1,000	1,061
	EI du Pont de Nemours & Co.	4.750%	11/15/12	440	474
	Rio Tinto Finance USA Ltd.	6.500%	7/15/18	1,500	1,640

	Capital Goods (1.1%)
	Caterpillar Financial
	Services Corp.	6.200%	9/30/13	490	547
	General Dynamics Corp.	4.250%	5/15/13	2,000	2,115
	General Electric Co.	5.250%	12/6/17	1,735	1,770
4	Hutchison Whampoa
	International 03/13 Ltd.	6.500%	2/13/13	2,000	2,173
	John Deere Capital Corp.	5.350%	1/17/12	2,000	2,138
	John Deere Capital Corp.	5.100%	1/15/13	1,000	1,075
4	Siemens
	Financieringsmaatschappij NV	5.750%	10/17/16	2,225	2,348
	United Technologies Corp.	4.875%	5/1/15	325	351
	United Technologies Corp.	7.500%	9/15/29	770	937
	United Technologies Corp.	6.050%	6/1/36	675	719

	Communication (1.9%)
	AT&T Inc.	5.875%	2/1/12	1,000	1,083
	AT&T Inc.	4.950%	1/15/13	1,250	1,336
	AT&T Inc.	5.100%	9/15/14	500	540
	AT&T Inc.	5.600%	5/15/18	1,000	1,055
	AT&T Inc.	6.450%	6/15/34	1,595	1,638
	AT&T Inc.	6.800%	5/15/36	500	535
	BellSouth Corp.	6.550%	6/15/34	2,975	2,980
	BellSouth
	Telecommunications Inc.	7.000%	12/1/95	1,000	995
	Comcast Corp.	5.700%	5/15/18	1,500	1,583
	France Telecom SA	7.750%	3/1/11	1,000	1,075

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	France Telecom SA	4.375%	7/8/14	765	801
4	Grupo Televisa SA	6.625%	1/15/40	630	618
4	News America Inc.	5.650%	8/15/20	370	382
	Telefonica Europe BV	7.750%	9/15/10	1,000	1,047
	Time Warner Cable Inc.	5.850%	5/1/17	830	871
	Time Warner Cable Inc.	6.750%	6/15/39	750	786
	Verizon Communications Inc.	5.500%	2/15/18	1,225	1,275
	Verizon Communications Inc.	5.850%	9/15/35	475	462
	Verizon Communications Inc.	6.900%	4/15/38	290	322
	Verizon Global Funding Corp.	6.875%	6/15/12	2,000	2,222
	Verizon Global Funding Corp.	7.750%	12/1/30	1,590	1,879
	Vodafone Group PLC	5.000%	12/16/13	1,000	1,058

	Consumer Cyclical (1.3%)
4	American Honda Finance Corp.	4.625%	4/2/13	1,000	1,031
	CVS Caremark Corp.	4.875%	9/15/14	1,000	1,060
	CVS Caremark Corp.	5.750%	6/1/17	485	511
	Daimler Finance North America
	LLC	6.500%	11/15/13	1,145	1,256
	Daimler Finance North America
	LLC	8.500%	1/18/31	1,000	1,216
	Kohl’s Corp.	6.000%	1/15/33	500	507
	Lowe’s Cos. Inc.	6.875%	2/15/28	710	796
	Lowe’s Cos. Inc.	6.500%	3/15/29	1,000	1,101
	Staples Inc.	9.750%	1/15/14	675	824
	Target Corp.	5.875%	3/1/12	2,000	2,169
	Target Corp.	5.125%	1/15/13	480	522
	Time Warner Inc.	5.500%	11/15/11	815	865
	Time Warner Inc.	6.500%	11/15/36	520	545
	Walt Disney Co.	4.700%	12/1/12	1,450	1,566
	Walt Disney Co.	5.625%	9/15/16	1,000	1,087
	Western Union Co.	5.930%	10/1/16	2,000	2,171

	Consumer Noncyclical (2.8%)
	Abbott Laboratories	4.350%	3/15/14	1,000	1,057
	Anheuser-Busch Cos. Inc.	7.500%	3/15/12	1,500	1,662
	AstraZeneca PLC	6.450%	9/15/37	615	689
	Baxter International Inc.	5.900%	9/1/16	502	558
4	Cargill Inc.	5.200%	1/22/13	1,350	1,429
4	Cargill Inc.	4.375%	6/1/13	600	617
4	Cargill Inc.	6.875%	5/1/28	645	683
4	Cargill Inc.	6.125%	4/19/34	1,270	1,238
	Coca-Cola Co.	5.350%	11/15/17	1,500	1,628
	Coca-Cola Enterprises Inc.	6.125%	8/15/11	1,000	1,078
	Coca-Cola HBC Finance BV	5.125%	9/17/13	1,000	1,071
	Coca-Cola HBC Finance BV	5.500%	9/17/15	700	761
	Colgate-Palmolive Co.	7.600%	5/19/25	480	593
	ConAgra Foods Inc.	6.750%	9/15/11	21	23
	Diageo Capital PLC	5.200%	1/30/13	1,220	1,306
	Eli Lilly & Co.	6.000%	3/15/12	1,000	1,093
	Express Scripts Inc.	6.250%	6/15/14	255	279
	GlaxoSmithKline Capital Inc.	4.850%	5/15/13	1,250	1,336
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	2,000	1,919
	Hershey Co.	4.850%	8/15/15	380	404
	Johnson & Johnson	5.150%	7/15/18	500	538
	Kimberly-Clark Corp.	5.000%	8/15/13	1,000	1,081
	Kimberly-Clark Corp.	4.875%	8/15/15	1,000	1,078
	Medtronic Inc.	4.375%	9/15/10	765	784
	Medtronic Inc.	4.750%	9/15/15	1,000	1,078
	Merck & Co. Inc.	5.125%	11/15/11	1,000	1,077
	Merck & Co. Inc.	5.300%	12/1/13	1,000	1,101
	Pepsi Bottling Group Inc.	7.000%	3/1/29	500	582
	Pfizer Inc.	6.200%	3/15/19	1,400	1,559
3	Procter & Gamble - Esop	9.360%	1/1/21	1,751	2,188
4	SABMiller PLC	6.500%	7/1/16	1,500	1,638
	Sysco Corp.	5.375%	9/21/35	1,000	994
4	Tesco PLC	5.500%	11/15/17	1,500	1,595
4	Thermo Fisher Scientific Inc.	3.250%	11/18/14	235	233
	Unilever Capital Corp.	5.900%	11/15/32	875	928

10

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Energy (0.4%)
	Apache Finance Canada Corp.	7.750%	12/15/29	400	486
	Conoco Funding Co.	6.350%	10/15/11	1,000	1,092
	ConocoPhillips	5.200%	5/15/18	1,500	1,574
	EOG Resources Inc.	5.625%	6/1/19	425	455
	Shell International Finance BV	3.250%	9/22/15	1,100	1,101
	Suncor Energy Inc.	5.950%	12/1/34	500	494

	Other Industrial (0.3%)
	Dover Corp.	6.500%	2/15/11	2,000	2,116
	Snap-On Inc.	6.250%	8/15/11	1,400	1,489

	Technology (0.7%)
	Cisco Systems Inc.	4.450%	1/15/20	1,000	983
	Dell Inc.	5.875%	6/15/19	910	972
	Hewlett-Packard Co.	5.250%	3/1/12	1,000	1,073
	Hewlett-Packard Co.	5.500%	3/1/18	865	918
	IBM International Group Capital
	LLC	5.050%	10/22/12	1,000	1,081
	International Business
	Machines Corp.	5.875%	11/29/32	2,000	2,069
	Oracle Corp.	4.950%	4/15/13	750	809
	Oracle Corp.	6.125%	7/8/39	350	369

	Transportation (0.7%)
3	Continental Airlines Inc.	5.983%	4/19/22	940	905
4	ERAC USA Finance Co.	5.800%	10/15/12	465	487
4	ERAC USA Finance Co.	5.900%	11/15/15	500	508
4	ERAC USA Finance Co.	7.000%	10/15/37	1,000	973
3	Federal Express Corp.
	1998 Pass Through Trust	6.720%	1/15/22	1,392	1,449
	Norfolk Southern Corp.	7.700%	5/15/17	1,500	1,758
	Southwest Airlines Co.	5.750%	12/15/16	1,500	1,455
3	Southwest Airlines Co.
	2007-1 Pass Through Trust 3	6.150%	8/1/22	524	524
	United Parcel Service Inc.	4.500%	1/15/13	1,098	1,172

Utilities (2.9%)
	Electric (2.5%)
	Alabama Power Co.	4.850%	12/15/12	1,325	1,419
	Alabama Power Co.	5.550%	2/1/17	585	609
	Carolina Power & Light Co.	6.300%	4/1/38	365	396
	Central Illinois Public Service Co.	6.125%	12/15/28	1,000	837
	Commonwealth Edison Co.	5.950%	8/15/16	770	837
	Connecticut Light & Power Co.	5.650%	5/1/18	465	494
	Consolidated Edison Co. of
	New York Inc.	5.500%	9/15/16	700	732
	Consolidated Edison Co. of
	New York Inc.	5.300%	12/1/16	890	908
	Dominion Resources Inc./VA	5.200%	8/15/19	380	385
	Duke Energy Carolinas LLC	5.250%	1/15/18	275	287
	Duke Energy Carolinas LLC	5.100%	4/15/18	590	613
4	EDP Finance BV	5.375%	11/2/12	1,220	1,314
4	Enel Finance International SA	6.800%	9/15/37	1,285	1,414
	Florida Power & Light Co.	5.550%	11/1/17	200	215
	Florida Power & Light Co.	5.650%	2/1/35	1,000	1,009
	Florida Power & Light Co.	4.950%	6/1/35	1,000	908
	Florida Power & Light Co.	5.950%	2/1/38	785	814
	Florida Power Corp.	6.350%	9/15/37	200	215
	Georgia Power Co.	5.400%	6/1/18	1,165	1,222
	Midamerican Energy
	Holdings Co.	6.125%	4/1/36	1,000	1,018
	National Rural Utilities
	Cooperative Finance Corp.	5.450%	2/1/18	1,500	1,557
	Northern States Power Co.	6.250%	6/1/36	2,000	2,182
	NSTAR	4.500%	11/15/19	90	89
	PacifiCorp	6.250%	10/15/37	2,000	2,157
	Peco Energy Co.	5.350%	3/1/18	565	598
	Potomac Electric Power Co.	6.500%	11/15/37	750	829

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	PPL Energy Supply LLC	6.200%	5/15/16	453	476
	Public Service Electric & Gas Co.	5.300%	5/1/18	1,900	1,993
	San Diego Gas & Electric Co.	6.000%	6/1/26	600	626
	South Carolina Electric & Gas Co.	6.050%	1/15/38	1,000	1,051
	Southern California Edison Co.	6.000%	1/15/34	1,000	1,041
	Southern California Edison Co.	5.550%	1/15/37	2,250	2,254
	Wisconsin Electric Power Co.	4.500%	5/15/13	615	635
	Wisconsin Electric Power Co.	5.700%	12/1/36	690	687

	Natural Gas (0.3%)
	AGL Capital Corp.	6.375%	7/15/16	775	823
	DCP Midstream LLC	7.875%	8/16/10	2,000	2,085
4	DCP Midstream LLC	6.450%	11/3/36	935	869
	National Grid PLC	6.300%	8/1/16	1,000	1,089

	Other Utility (0.1%)
	UGI Utilities Inc.	5.753%	9/30/16	1,170	1,171
Total Corporate Bonds (Cost $297,814)					306,735
Sovereign Bonds (U.S. Dollar-Denominated) (1.2%)
4	Abu Dhabi National Energy Co.	5.875%	10/27/16	595	577
4	CDP Financial Inc.	4.400%	11/25/19	1,000	955
	Inter-American
	Development Bank	4.375%	9/20/12	1,000	1,058
	International Bank for
	Reconstruction &
	Development	4.750%	2/15/35	2,000	1,862
	Italian Republic	4.500%	1/21/15	1,601	1,701
	Japan Finance Organization for
	Municipalities	4.625%	4/21/15	1,000	1,048
	Oesterreichische Kontrollbank
	AG	4.500%	3/9/15	2,000	2,082
	Province of British Columbia
	Canada	4.300%	5/30/13	1,000	1,049
	Province of Ontario Canada	4.500%	2/3/15	2,000	2,127
	Province of Quebec Canada	5.125%	11/14/16	1,000	1,076
4	Qatar Govt International Bond	4.000%	1/20/15	800	800
4	Ras Laffan Liquefied
	Natural Gas Co. Ltd. III	5.500%	9/30/14	405	427
Total Sovereign Bonds (Cost $14,343)					14,762
Taxable Municipal Bonds (1.4%)
	Atlanta GA Downtown Dev.
	Auth. Rev.	6.875%	2/1/21	650	675
	Bay Area Toll Auth. CA
	Toll Bridge Rev.	6.263%	4/1/49	1,000	959
	California GO	6.200%	10/1/19	450	438
	Chicago IL Metro. Water
	Reclamation Dist. GO	5.720%	12/1/38	215	216
	Dallas TX Area Rapid Transit Rev. 5.999%		12/1/44	750	770
	Kansas Dev. Finance Auth. Rev.
	(Public Employee
	Retirement System)	5.501%	5/1/34	2,000	1,904
	Los Angeles CA Dept. of
	Water & Power Rev.	6.008%	7/1/39	355	348
	Los Angeles CA USD GO	5.750%	7/1/34	1,400	1,290
	Maryland Transp. Auth. Rev.	5.888%	7/1/43	545	548
	Massachusetts School
	Building Auth. Dedicated
	Sales Tax Rev.	5.715%	8/15/39	1,000	989
	New Jersey Turnpike Auth. Rev.	7.414%	1/1/40	410	462
	North Texas Tollway Auth. Rev.	6.718%	1/1/49	1,100	1,157
4	Ohana Military Communities
	LLC	5.558%	10/1/36	400	323
4	Ohana Military Communities
	LLC	5.780%	10/1/36	545	452
	Oregon GO	5.528%	6/30/28	2,000	1,924
	Oregon GO	5.902%	8/1/38	490	468
4	Pacific Beacon LLC	5.379%	7/15/26	335	297

11

Vanguard Balanced Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Port Auth. of New York &
New Jersey Rev.	5.859%	12/1/24	325	331
Port Auth. of New York &
New Jersey Rev.	6.040%	12/1/29	190	189
President and Fellows of
Harvard College	6.300%	10/1/37	2,000	2,053
San Antonio TX Electric &
Gas Rev.	5.985%	2/1/39	280	285
Univ. of California Regents	6.583%	5/15/49	595	594
Univ. of California Rev.	5.770%	5/15/43	610	596
Total Taxable Municipal Bonds (Cost $17,795)				17,268
Temporary Cash Investment (2.8%)
Repurchase Agreement (2.8%)
Credit Suisse First Boston LLC
(Dated 12/31/2009,
Repurchased Value
$36,102,000, collateralized
by Federal National
Mortgage Assn. 5.000%,
5/1/38) (Cost $36,100)	0.005%	1/4/10	36,100	36,100
Total Investments (99.8%) (Cost $1,109,835)				1,280,402
Other Assets and Liabilities (0.2%)
Other Assets				11,763
Liabilities				(8,625)
				3,138
Net Assets (100%)
Applicable to 73,965,194 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				1,283,540
Net Asset Value Per Share				$17.35

At December 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	1,169,119
Undistributed Net Investment Income	36,227
Accumulated Net Realized Losses	(92,378)
Unrealized Appreciation (Depreciation)
Investment Securities	170,567
Swap Contracts	(2)
Foreign Currencies	7
Net Assets	1,283,540

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Non-income-producing security—new issue that has not paid a dividend as of December 31, 2009.
2 Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the aggregate value of these securities was $45,154,000, representing 3.5% of net assets.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
USD—United School District.
See accompanying Notes, which are an integral part of the Financial Statements.

12

Vanguard Balanced Portfolio

Statement of Operations

Year Ended
December 31, 2009
($000)
Investment Income
Income
Dividends[1]	21,842
Interest	20,442
Security Lending	186
Total Income	42,470
Expenses
Investment Advisory Fees—Note B
Basic Fee	803
Performance Adjustment	169
The Vanguard Group—Note C
Management and Administrative	2,101
Marketing and Distribution	244
Custodian Fees	50
Auditing Fees	22
Shareholders’ Reports and Proxies	71
Trustees’ Fees and Expenses	2
Total Expenses	3,462
Expenses Paid Indirectly	(13)
Net Expenses	3,449
Net Investment Income	39,021
Realized Net Gain (Loss)
Investment Securities Sold	(58,905)
Futures Contracts	(65)
Swap Contracts	(262)
Foreign Currencies	(8)
Realized Net Gain (Loss)	(59,240)
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	254,767
Swap Contracts	27
Foreign Currencies	10
Change in Unrealized Appreciation
(Depreciation)	254,804
Net Increase (Decrease) in Net Assets
Resulting from Operations	234,585

Statement of Changes in Net Assets

	Year Ended December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	39,021	48,802
Realized Net Gain (Loss)	(59,240)	(32,599)
Change in Unrealized Appreciation (Depreciation)	254,804	(364,054)
Net Increase (Decrease) in Net Assets Resulting from Operations	234,585	(347,851)
Distributions
Net Investment Income	(49,562)	(47,471)
Realized Capital Gain[2]	—	(64,530)
Total Distributions	(49,562)	(112,001)
Capital Share Transactions
Issued	117,535	130,045
Issued in Lieu of Cash Distributions	49,562	112,001
Redeemed	(176,505)	(221,631)
Net Increase (Decrease) from Capital Share Transactions	(9,408)	20,415
Total Increase (Decrease)	175,615	(439,437)
Net Assets
Beginning of Period	1,107,925	1,547,362
End of Period[3]	1,283,540	1,107,925

1 Dividends are net of foreign withholding taxes of $632,000.
2 Includes fiscal 2008 short-term gain distributions totaling $5,192,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed net investment income of $36,227,000 and $46,849,000.
See accompanying Notes, which are an integral part of the Financial Statements.

13

Vanguard Balanced Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$14.85	$20.76	$20.62	$19.04	$18.62
Investment Operations
Net Investment Income	.563	.660	.640	.580	.530[1]
Net Realized and Unrealized Gain (Loss)
on Investments	2.637	(5.060)	.980	2.140	.690
Total from Investment Operations	3.200	(4.400)	1.620	2.720	1.220
Distributions
Dividends from Net Investment Income	(.700)	(.640)	(.590)	(.510)	(.490)
Distributions from Realized Capital Gains	—	(.870)	(.890)	(.630)	(.310)
Total Distributions	(.700)	(1.510)	(1.480)	(1.140)	(.800)
Net Asset Value, End of Period	$17.35	$14.85	$20.76	$20.62	$19.04

Total Return	22.90%	–22.57%	8.36%	14.96%	6.83%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,284	$1,108	$1,547	$1,404	$1,197
Ratio of Total Expenses to
Average Net Assets[2]	0.31%	0.25%	0.24%	0.25%	0.25%
Ratio of Net Investment Income to
Average Net Assets	3.44%	3.54%	3.21%	3.10%	2.89%
Portfolio Turnover Rate	30%	31%	21%	29%	21%

1 Calculated based on average shares outstanding.
2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.01%, and 0.01%.

Notes to Financial Statements

Vanguard Variable Insurance Fund Balanced Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

14

Vanguard Balanced Portfolio

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Swap Contracts: The portfolio may invest in credit default swaps to adjust the overall credit risk of the portfolio or to actively overweight or underweight credit risk to a specific bond issuer. The portfolio has sold credit protection through credit default swaps, to simulate investments in long bond positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an upfront payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for debt instruments of the relevant reference entity, as determined either in a market auction for credit default swaps of such reference entity or pursuant to a pre-agreed upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract. The primary risks associated with selling credit protection are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an illiquid debt instrument. A primary risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the portfolio and the counterparty and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

15

Vanguard Balanced Portfolio

5. Mortgage Dollar Rolls: The portfolio has entered into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities.

6. Repurchase Agreements: The portfolio may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

7. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

8. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

9. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

10. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Barclays Capital U.S. Credit A or Better Bond Index. For the year ended December 31, 2009, the investment advisory fee represented an effective annual basic rate of 0.07% of the portfolio’s average net assets before an increase of $169,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2009, the portfolio had contributed capital of $260,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.10% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended December 31, 2009, these arrangements reduced the portfolio’s management and administrative expenses by $13,000 (an effective annual rate of 0.00% of the portfolio’s average net assets).

16

Vanguard Balanced Portfolio

E. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of December 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	819,368	30,564	—
Preferred Stocks	2,093	—	—
U.S. Government and Agency Obligations	—	53,069	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	443	—
Corporate Bonds	—	306,735	—
Sovereign Bonds	—	14,762	—
Taxable Municipal Bonds	—	17,268	—
Temporary Cash Investments	—	36,100	—
Swap Contracts—Liabilities	—	(2)	—
Total	821,461	458,939	—

F. Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended December 31, 2009, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(65)	—	(65)
Swap Contracts	—	(262)	(262)
Realized Net Gain (Loss) on Derivatives	(65)	(262)	(327)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	—	—	—
Swap Contracts	—	27	27
Change in Unrealized Appreciation (Depreciation) on Derivatives	—	27	27

At December 31, 2009, the portfolio had the following open swap contract:
Credit Default Swaps
				Up-front
				Premium	Periodic	Unrealized
			Notional	Received	Premium	Appreciation
	Termination		Amount	(Paid)	Received	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(Paid)	($000)
Credit Protection Sold/Moody’s Rating
CDX-IG13 – 5yr2	12/20/14	UBSAG	13,000	(99)	(1.000%)	(2)
1 UBSAG—UBS AG.
2 Investment Grade Corporate Credit Default Swap Index —Version 13.

Vanguard Balanced Portfolio

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2009, the portfolio realized net foreign currency losses of $8,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the portfolio’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the portfolio’s income dividends to shareholders is offset by a change in principal return. Realized losses of $73,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at December 31, 2009, the portfolio had $38,489,000 of ordinary income available for distribution. The portfolio had available capital loss carryforwards totaling $91,848,000 to offset future net capital gains of $18,841,000 through December 31, 2016, and $73,007,000 through December 31, 2017.

At December 31, 2009, the cost of investment securities for tax purposes was $1,109,835,000. Net unrealized appreciation of investment securities for tax purposes was $170,567,000, consisting of unrealized gains of $203,832,000 on securities that had risen in value since their purchase and $33,265,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended December 31, 2009, the portfolio purchased $236,846,000 of investment securities and sold $319,485,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $96,707,000 and $55,577,000, respectively.

I. Capital shares issued and redeemed were:
	Year Ended December 31,
	2009	2008
	Shares	Shares
	(000)	(000)
Issued	7,640	7,260
Issued in Lieu of Cash Distributions	3,677	6,114
Redeemed	(11,960)	(13,319)
Net Increase (Decrease) in Shares Outstanding	(643)	55

J. In preparing the financial statements as of December 31, 2009, management considered the impact of subsequent events occurring through February 10, 2010, for potential recognition or disclosure in these financial statements.

18

Vanguard Balanced Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Balanced Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Balanced Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 10, 2010

Special 2009 tax information (unaudited) for corporate shareholders only for Vanguard
Variable Insurance Fund Balanced Portfolio

This information for the fiscal year ended December 31, 2009, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

For corporate shareholders, 41.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

19

Vanguard Balanced Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Balanced Portfolio	6/30/2009	12/31/2009	Period[1]
Based on Actual Fund Return	$1,000.00	$1,166.78	$1.64
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.69	1.53

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.30%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

20

Vanguard® Capital Growth Portfolio

The steep and sustained rally that characterized most of 2009 benefited virtually all stock portfolios. Decisions made by Capital Growth Portfolio’s advisor, further boosted the portfolio’s return.

Capital Growth Portfolio returned 34.30% for the year, eight percentage points ahead of its benchmark index, the Standard & Poor’s 500 Index. The portfolio was a few steps behind the average return of competitive multi-cap growth funds.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Information technology stocks were in the driver’s seat
Capital Growth outperformed its benchmark index, a steady pattern (with one exception) since 2003, the portfolio’s first full calendar year. The portfolio’s success is the result of the excellent stock-selection skills of its advisor, PRIMECAP Management Co.

PRIMECAP pursues large-cap growth companies that appear out of favor and are expected to outperform the market over an investment horizon of about three to five years, an unusually long time compared with competitors. In doing so, the advisor can stray from benchmark companies and sector weightings. One nonindex holding, fertilizer company Potash Corp. of Saskatchewan, has been a standout performer the past few years.

Divergence from the index’s sector weightings is illustrated by the portfolio’s holdings of information technology stocks, which, at about a third of assets, are far higher than that of the benchmark. PRIMECAP’s outsized position—built up over several years to capitalize on the global growth in electronics—was particularly beneficial in 2009. The information technology sector (+62%) was the primary beneficiary of the stock boom. The portfolio’s top five contributors to return were tech stocks, including Google and Texas Instruments, and they accounted for about a quarter of its results.

The portfolio’s second-largest sector, health care, represented about one-fifth of assets, also a far higher weighting than the index sector. This one was also a long-term buildup, designed to capitalize on the growing health care needs of the aging Baby Boomer segment of the population. In 2009, at least, this sector made only a small contribution to return and was characterized by disappointing stock selection.

Another major beneficiary of the rally was the consumer discretionary sector, where the advisor’s astute stock selection paid off. Among the portfolio’s top ten performers were TJX Companies, the discount retailer (T.J. Maxx, Homegoods); DIRECTV, the satellite broadcaster; and Whirlpool, the household-appliance manufacturer.

Consider the virtues of a balanced portfolio
One lesson of 2008 will undoubtedly be long remembered: Stocks can go down—and then some. The lesson of 2009 is that they can go back up again—and then some. We’re fortunate to have had PRIMECAP Management’s expertise to guide the portfolio successfully through such dramatic ups and downs. The advisor’s skill is also evident in the portfolio’s longer-term performance, as you can see in the table below.

Short-term ups and downs are the normal state of affairs in investing, although the past two years have admittedly been unusually volatile. That is why it’s prudent to maintain a balanced portfolio, so that more stable asset classes (such as bonds and money market funds) can temper the volatility of stocks, which offer the potential for long-term growth. The Capital Growth Portfolio can play an important role as part of such a portfolio.

Total Returns
		December 3, 2002,[1] Through
		December 31, 2009
	Year Ended	Average
	December 31, 2009	Annual Return
Vanguard Capital Growth Portfolio	34.30%	9.63%
S&P 500 Index	26.46	4.81
Multi-Cap Growth Funds Average[2]	35.49	5.58

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Multi-Cap
		Growth Funds
	Portfolio	Average
Capital Growth Portfolio	0.45%	1.41%

1 Portfolio’s inception date.
2 Derived from data provided by Lipper Inc.
3 The portfolio expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the portfolio’s expense ratio was 0.45%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

1

Vanguard Capital Growth Portfolio

Advisor’s Report

For the 12 months ended December 31, 2009, the Vanguard Capital Growth Portfolio returned 34.30%, ahead of the return of the S&P 500 Index, but lagging nearly a percentage point behind the average return of multi-capitalization growth fund competitors. Our outsized investment and favorable stock selection in information technology—the fund’s largest sector—boosted performance. However, in health care, the fund’s second-largest sector, stock selection detracted from relative returns although our choices made a modest contribution on an absolute basis.

Investment environment
As the financial crisis that began in the summer of 2007 continued through the early months of 2009, the capital markets were effectively frozen and general fears of a further collapse of the financial system were in the air. In an effort to restore confidence and trust in the financial markets, the U.S. government initiated aggressive fiscal, monetary, and investment-guarantee programs.

These actions began to take hold and investor sentiment in both the stock and bond markets began to improve in March. Led by lower-quality, higher-risk stocks, the S&P 500 reversed course after a massive slide from its October 2007 peak and climbed more than 65% from its low point in March through year-end 2009, although the rate of growth slowed considerably during the fourth quarter. For the full year, the S&P returned about 26%.

The market’s outsized result came against a backdrop of heightened economic uncertainty. As the financial crisis abated, the economy struggled to regain its footing after the worst contraction since World War II. The recession likely ended in the third quarter, even as unemployment climbed to 10%, a level not seen since 1983.

Management of the fund
We have not wavered in our investment objective or strategy despite the large swings in the stock market over the past two years: We seek companies whose long-term fundamentals we believe will evolve significantly better than current valuation suggests. We meet not only with company management but also with competitors, suppliers, and customers to help identify potential opportunities and to reassess our conviction in our holdings. And we invest with the expectation that, over a three- to five-year horizon, our choices will outperform the market.

In the past few years, we have established significant investments in technology and health care stocks. Together, these two sectors represented more than half of the fund’s assets, on average, during the year, compared with about one-third of the benchmark.

Technology
The technology sector was the leading contributor to the fund’s absolute and relative performance. The top five contributors to return—and major contributors to our relative outperformance—were Google (+101%), Adobe Systems (+73%), Texas Instruments (+72%), Microsoft (+61%), and Oracle (+40%).

We are particularly enthusiastic about the growth opportunities represented by trends in mobile broadband communications. The global population of broadband users continues to grow and the mix of users continues to shift to mobile devices from fixed-line equipment. Traffic growth is accelerated further by the increasing demand for data transmission in addition to voice. The world’s developing countries are expected to continue to adopt broadband and to become more reliant on mobile devices such as smart phones and netbook computers.

Companies such as Ericsson (in which we opportunistically increased our stake during the year), Motorola, and Texas Instruments are expected to benefit from the growth in mobile devices, networks, and communications infrastructure. Google and Amazon are well-positioned in Internet advertising and e-commerce, respectively, two areas that are expected to grow rapidly with more mobile broadband subscribers and expanded usage of the Internet. Adobe Systems, Microsoft, EMC, and Oracle provide many of the software applications and data storage systems needed to support the increased Internet activity enabled by mobile broadband.

Health care
We are confident in our investment thesis about health care stocks, which is based on global demographic trends and a belief in the power of science. The demand for health care will continue to grow given the growing worldwide population, increasing life expectancy, and rising levels of disposable income in developing countries such as China and India. At the same time, scientific developments such as the sequencing of the human genome are expected to lead to the development of new drugs, medical devices, and other treatments. We are particularly excited about the potential for more customized treatments for diseases and other ailments.

Consistent with these themes, the fund’s ten largest holdings at December 31, 2009, included pharmaceutical firms Eli Lilly and Amgen, and medical device maker Medtronic. Among these three companies, only Medtronic (+43%) posted a positive total return. We remain confident in the long-term prospects for both Elli Lilly and Amgen. Unlike some other major drug makers, Amgen does not face the expiration of major patents and we believe the company has a solid pipeline of future drugs that may be brought to market. At Eli Lilly, significant

2

Vanguard Capital Growth Portfolio

resources are being invested in research and development of protein inhibitors that may prove successful in treating Alzheimers.

Other sectors
In addition to information technology, the portfolio’s most significant performers were consumer discretionary and energy sector stocks.

Whirlpool (+103%), off-price retailer The TJX Companies (+81%), and DIRECTV (+46%) were among the best performers. Energy sector stocks bolstered the portfolio’s return largely on the strength of oil field service firm Schlumberger (+57%)—we added substantially to our holdings during 2009—as well as Peabody Energy (+100%), Noble Energy, and EOG Resources (each +47%). We added several firms to the portfolio: Petrobras, the Brazilian integrated energy company; National OilWell Varco, which makes oil and gas drilling equipment; and Southwestern Energy, which is primarily involved in natural gas exploration and production.

After health care, the financial sector (–3%) was the second-largest detractor from relative returns. We continue to underweight financials overall as we remain concerned about the deleveraging process throughout the financial system, the ongoing credit issues faced by many financial institutions, and the prospect of tighter governmental regulation and oversight.

Outlook
Looking beyond the collective sigh of relief that the economy and credit markets appear to have averted disaster, we expect the economy will begin to grow modestly in what is likely to be the most notably jobless recovery in generations. On balance, our outlook for 2010 remains uncertain but cautiously optimistic.

We see two potential areas of concern stemming from the fiscal and monetary policy actions undertaken to avert disaster: inflation risk and the unintended consequences of increased government involvement in the private sector. The longer-term effects of the massive economic stimulus could portend future price pressure and continued weakness in the U.S. dollar.

We are also concerned about the government’s significantly expanded role in owning and/or overseeing financial institutions and private industry (for example, the auto industry), and its potential impact on future entrepreneurship and productivity growth. We believe that, over time, scarce economic resources such as capital and labor are better allocated by free markets than by regulations and other government involvement.

As has been the case for several years, we remain enthusiastic about our holdings and their potential to deliver superior performance going forward.

Howard B. Schow, Portfolio Manager

Theo A. Kolokotrones, Portfolio Manager

Joel P. Fried, Portfolio Manager

Mitchell J. Milias, Portfolio Manager

Alfred W. Mordecai, Portfolio Manager

David H. Van Slooten, Portfolio Manager

PRIMECAP Management Company, LLP

February 3, 2010

3

Vanguard Capital Growth Portfolio

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, portfolio shareholders approved the following two proposals:

Proposal 1—Elect trustees for each portfolio.*
The individuals listed in the table below were elected as trustees for each portfolio. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the portfolios prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	2,425,238,230	88,077,041	96.5%
Charles D. Ellis	2,405,751,014	107,564,257	95.7%
Emerson U. Fullwood	2,410,939,308	102,375,964	95.9%
Rajiv L. Gupta	2,416,514,339	96,800,932	96.1%
Amy Gutmann	2,406,002,852	107,312,420	95.7%
JoAnn Heffernan Heisen	2,416,649,368	96,665,903	96.2%
F. William McNabb III	2,425,903,403	87,411,868	96.5%
André F. Perold	2,412,392,305	100,922,967	96.0%
Alfred M. Rankin, Jr.	2,423,028,932	90,286,340	96.4%
Peter F. Volanakis	2,427,674,541	85,640,731	96.6%
* Results are for all portfolios within the same trust.

Proposal 2—Update and standardize the portfolios’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the portfolios to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Portfolio	For	Abstain	Against	Non-Votes	For
Capital Growth Portfolio
2a	18,304,098	332,969	580,214	0	95.2%
2b	18,199,813	352,111	665,357	0	94.7%
2c	17,875,030	288,986	1,053,265	0	93.0%
2d	18,007,287	337,271	872,722	0	93.7%
2e	17,970,371	342,307	904,603	0	93.5%
2f	18,047,510	372,731	797,039	0	93.9%
2g	18,441,382	311,990	463,909	0	96.0%

4

Vanguard Capital Growth Portfolio

Portfolio Profile
As of December 31, 2009

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	95	500	4,201
Median Market Cap	$32.3B	$42.7B	$30.7B
Price/Earnings Ratio	36.3x	30.3x	35.7x
Price/Book Ratio	2.9x	2.2x	2.1x
Yield[3]	0.7%	1.9%	1.8%
Return on Equity	19.5%	20.8%	19.3%
Earnings Growth Rate	8.3%	8.2%	8.1%
Foreign Holdings	11.7%	0.0%	0.0%
Turnover Rate	8%	—	—
Expense Ratio[4]	0.45%	—	—
Short-Term Reserves	3.1%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.94	0.95
Beta	0.95	0.93

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	12.7%	9.6%	10.3%
Consumer Staples	1.4	11.4	9.9
Energy	7.3	11.5	10.6
Financials	3.3	14.4	16.0
Health Care	22.6	12.6	12.6
Industrials	13.3	10.2	10.6
Information Technology	32.7	19.8	19.3
Materials	6.5	3.6	4.0
Telecommunication
Services	0.2	3.2	2.9
Utilities	0.0	3.7	3.8

Ten Largest Holdings[5] (% of total net assets)
FedEx Corp.	air freight
	and logistics	4.0%
Google Inc. Class A	internet software
	and services	3.7
Amgen Inc.	biotechnology	3.5
Novartis AG ADR	pharmaceuticals	3.5
Eli Lilly & Co.	pharmaceuticals	3.4
Oracle Corp.	systems software	3.3
Medtronic, Inc.	health care
	equipment	3.2
Adobe Systems, Inc.	application software	3.2
DIRECTV Class A	broadcasting
	and cable tv	3.0
Microsoft Corp.	systems software	2.9
Top Ten		33.7%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the index.
4 The expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the portfolio’s expense ratio was 0.45%.
5 The holdings listed exclude any temporary cash investments and equity index products.

5

Vanguard Capital Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 3, 2002–December 31, 2009
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended December 31, 2009			Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Capital Growth Portfolio	34.30%	4.80%	9.63%	$19,165
S&P 500 Index	26.46	0.42	4.81	13,945
Multi-Cap Growth Funds Average[2]	35.49	0.97	5.58	14,689

Fiscal-Year Total Returns (%): December 3, 2002–December 31, 2009

1 Performance for the portfolio and its comparative standards is calculated since the portfolio’s inception date: December 3, 2002.
2 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

6

Vanguard Capital Growth Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2009

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.0%)
Consumer Discretionary (12.3%)
*	DIRECTV Class A	285,161	9,510
	Whirlpool Corp.	61,700	4,977
	TJX Cos. Inc.	125,750	4,596
	Sony Corp. ADR	127,600	3,701
*	Amazon.com Inc.	25,600	3,444
*	Kohl’s Corp.	58,500	3,155
	Target Corp.	56,500	2,733
	Walt Disney Co.	57,500	1,854
*	Bed Bath & Beyond Inc.	37,800	1,460
	Mattel Inc.	57,700	1,153
	Lowe’s Cos. Inc.	27,700	648
	Best Buy Co. Inc.	16,300	643
*	Eastman Kodak Co.	101,700	429
*	Carnival Corp.	9,600	304
			38,607
Consumer Staples (1.4%)
	Costco Wholesale Corp.	68,750	4,068
	Procter & Gamble Co.	4,700	285
			4,353
Energy (7.1%)
	Noble Energy Inc.	70,200	5,000
	EOG Resources Inc.	40,900	3,980
	Schlumberger Ltd.	54,900	3,574
	Peabody Energy Corp.	62,800	2,839
	Hess Corp.	32,450	1,963
*	Plains Exploration &
	Production Co.	45,520	1,259
	EnCana Corp.	27,200	881
	Cenovus Energy Inc.	27,200	685
	ConocoPhillips	10,400	531
	National Oilwell Varco Inc.	10,100	445
*	Southwestern Energy Co.	8,300	400
	Petroleo Brasileiro SA ADR
	Type A	8,300	352
	Petroleo Brasileiro SA ADR	6,900	329
			22,238
Financials (3.2%)
	Marsh &
	McLennan Cos. Inc.	176,100	3,888
*	Berkshire Hathaway Inc.
	Class B	681	2,238
	Discover Financial Services	118,000	1,736
	Chubb Corp.	27,300	1,342
	Bank of New York
	Mellon Corp.	20,479	573
*	Progressive Corp.	19,900	358
			10,135
Health Care (21.9%)
*	Amgen Inc.	194,971	11,029
	Novartis AG ADR	201,150	10,949

			Market
			Value•
		Shares	($000)
	Eli Lilly & Co.	297,000	10,606
	Medtronic Inc.	230,700	10,146
*	Biogen Idec Inc.	131,300	7,025
	Roche Holdings AG	36,000	6,119
*	Boston Scientific Corp.	486,802	4,381
*	Genzyme Corp.	47,450	2,326
*	Millipore Corp.	30,150	2,181
*	Life Technologies Corp.	31,709	1,656
	GlaxoSmithKline PLC ADR	36,600	1,546
	Johnson & Johnson	10,400	670
			68,634
Industrials (12.9%)
	FedEx Corp.	148,600	12,401
	CH Robinson Worldwide Inc.	86,300	5,068
	Southwest Airlines Co.	378,750	4,329
	Caterpillar Inc.	59,900	3,414
	Honeywell International Inc.	83,200	3,261
	United Parcel Service Inc.
	Class B	40,750	2,338
	Union Pacific Corp.	28,400	1,815
	Boeing Co.	31,900	1,727
	Deere & Co.	27,000	1,460
*	AMR Corp.	163,700	1,265
	Canadian Pacific Railway Ltd.	18,200	983
*	Alaska Air Group Inc.	26,150	904
	Donaldson Co. Inc.	16,500	702
	Granite Construction Inc.	15,800	532
	Expeditors International of
	Washington Inc.	9,400	326
			40,525
Information Technology (31.7%)
*	Google Inc. Class A	18,800	11,656
	Oracle Corp.	419,500	10,294
*	Adobe Systems Inc.	270,000	9,931
	Microsoft Corp.	296,500	9,040
	Texas Instruments Inc.	333,600	8,694
*	Intuit Inc.	185,900	5,709
	QUALCOMM Inc.	115,500	5,343
	Hewlett-Packard Co.	95,050	4,896
*	EMC Corp.	238,500	4,167
	Corning Inc.	171,450	3,311
*	Citrix Systems Inc.	78,200	3,254
	Intel Corp.	157,400	3,211
*	NVIDIA Corp.	159,850	2,986
	Telefonaktiebolaget LM
	Ericsson ADR	277,000	2,546
*	Symantec Corp.	136,500	2,442
*	Micron Technology Inc.	213,000	2,249
	Accenture PLC Class A	46,850	1,944
	ASML Holding NV	40,187	1,370
	Applied Materials Inc.	91,300	1,273
	Plantronics Inc.	47,550	1,235
	KLA-Tencor Corp.	32,700	1,182

			Market
			Value•
		Shares	($000)
	Motorola Inc.	136,750	1,061
*	eBay Inc.	36,100	850
*	Rambus Inc.	18,900	461
*	Cisco Systems Inc.	14,500	347
			99,452
	Materials (6.3%)
	Potash Corp. of
	Saskatchewan Inc.	67,300	7,302
	Monsanto Co.	75,900	6,205
	Praxair Inc.	39,100	3,140
	Weyerhaeuser Co.	29,050	1,253
	Alcoa Inc.	47,400	764
	Vulcan Materials Co.	13,100	690
*	Freeport-McMoRan
	Copper & Gold Inc.	5,894	474
			19,828
Telecommunication Services (0.2%)
*	Sprint Nextel Corp.	140,550	514
Total Common Stocks (Cost $295,861)			304,286
Temporary Cash Investment (3.1%)
	Money Market Fund (3.1%)
1	Vanguard Market
	Liquidity Fund, 0.187%
	(Cost $9,651)	9,651,343	9,651
	Total Investments (100.1%)
	(Cost $305,512)		313,937
Other Assets and Liabilities (–0.1%)
	Other Assets		350
	Liabilities		(816)
			(466)
	Net Assets (100%)
Applicable to 20,840,293 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			313,471
	Net Asset Value Per Share		$15.04

At December 31, 2009, net assets consisted of:
			Amount
			($000)
	Paid-in Capital		293,777
Undistributed Net Investment Income			2,183
Accumulated Net Realized Gains			9,082
Unrealized Appreciation (Depreciation)
	Investment Securities		8,425
	Foreign Currencies		4
	Net Assets		313,471

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

7

Vanguard Capital Growth Portfolio

Statement of Operations

Year Ended
December 31, 2009
($000)
Investment Income
Income
Dividends[1]	3,859
Interest[2]	22
Security Lending	14
Total Income	3,895
Expenses
Investment Advisory Fees—Note B	421
The Vanguard Group—Note C
Management and Administrative	720
Marketing and Distribution	65
Custodian Fees	10
Auditing Fees	21
Shareholders’ Reports and Proxies	27
Trustees’ Fees and Expenses	1
Total Expenses	1,265
Net Investment Income	2,630
Realized Net Gain (Loss)
Investment Securities Sold	9,066
Foreign Currencies	2
Realized Net Gain (Loss)	9,068
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	76,570
Foreign Currencies	3
Change in Unrealized Appreciation
(Depreciation)	76,573
Net Increase (Decrease) in Net Assets
Resulting from Operations	88,271

Statement of Changes in Net Assets

	Year Ended December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,630	2,908
Realized Net Gain (Loss)	9,068	22,023
Change in Unrealized Appreciation (Depreciation)	76,573	(138,633)
Net Increase (Decrease) in Net Assets Resulting from Operations	88,271	(113,702)
Distributions
Net Investment Income	(2,985)	(2,790)
Realized Capital Gain[3]	(21,923)	(9,671)
Total Distributions	(24,908)	(12,461)
Capital Share Transactions
Issued	61,152	93,108
Issued in Lieu of Cash Distributions	24,908	12,461
Redeemed	(87,403)	(71,979)
Net Increase (Decrease) from Capital Share Transactions	(1,343)	33,590
Total Increase (Decrease)	62,020	(92,573)
Net Assets
Beginning of Period	251,451	344,024
End of Period[4]	313,471	251,451

1 Dividends are net of foreign withholding taxes of $105,000.
2 Interest income from an affiliated company of the portfolio was $22,000.
3 Includes fiscal 2009 and 2008 short-term gain distributions totaling $0 and $186,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
4 Net Assets—End of Period includes undistributed net investment income of $2,183,000 and $2,536,000.
See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard Capital Growth Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$12.42	$18.55	$17.06	$16.01	$15.07
Investment Operations
Net Investment Income	.125	.150	.142	.130	.103
Net Realized and Unrealized Gain (Loss)
on Investments	3.705	(5.610)	1.918	1.698	1.033
Total from Investment Operations	3.830	(5.460)	2.060	1.828	1.136
Distributions
Dividends from Net Investment Income	(.145)	(.150)	(.132)	(.110)	(.093)
Distributions from Realized Capital Gains	(1.065)	(.520)	(.438)	(.668)	(.103)
Total Distributions	(1.210)	(.670)	(.570)	(.778)	(.196)
Net Asset Value, End of Period	$15.04	$12.42	$18.55	$17.06	$16.01

Total Return	34.30%	–30.36%	12.48%	11.63%	7.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$313	$251	$344	$288	$190
Ratio of Total Expenses to
Average Net Assets	0.45%	0.42%	0.42%	0.42%	0.42%
Ratio of Net Investment Income to
Average Net Assets	0.93%	0.90%	0.86%	0.96%	0.74%
Portfolio Turnover Rate	8%	18%	7%	11%	13%

See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard Capital Growth Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Capital Growth Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. PRIMECAP Management Company provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 2009, the investment advisory fee represented an effective annual rate of 0.15% of the portfolio’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2009, the portfolio had contributed capital of $65,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

10

Vanguard Capital Growth Portfolio

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 — Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of December 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	298,167	6,119	—
Temporary Cash Investments	9,651	—	—
Total	307,818	6,119	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2009, the portfolio realized net foreign currency gains of $2,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

For tax purposes, at December 31, 2009, the portfolio had $5,602,000 of ordinary income and $6,174,000 of long-term capital gains available for distribution.

At December 31, 2009, the cost of investment securities for tax purposes was $305,512,000. Net unrealized appreciation of investment securities for tax purposes was $8,425,000, consisting of unrealized gains of $40,450,000 on securities that had risen in value since their purchase and $32,025,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2009, the portfolio purchased $21,713,000 of investment securities and sold $50,233,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2009	2008
	Shares	Shares
	(000)	(000)
Issued	5,049	5,753
Issued in Lieu of Cash Distributions	2,244	745
Redeemed	(6,704)	(4,797)
Net Increase (Decrease) in Shares Outstanding	589	1,701

H. In preparing the financial statements as of December 31, 2009, management considered the impact of subsequent events occurring through February 10, 2010, for potential recognition or disclosure in these financial statements.

11

Vanguard Capital Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Capital Growth Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Growth Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 10, 2010

Special 2009 tax information (unaudited) for corporate shareholders only for Vanguard
Variable Insurance Fund Capital Growth Portfolio

This information for the fiscal year ended December 31, 2009, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $21,937,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 54.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

12

Vanguard Capital Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Growth Portfolio	6/30/2009	12/31/2009	Period[1]
Based on Actual Fund Return	$1,000.00	$1,239.90	$2.54
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.94	2.29

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.45%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

13

Vanguard® Diversified Value Portfolio

Aided by a remarkably strong stock-market rally that began in March, Vanguard Diversified Value Portfolio returned 26.92%. The portfolio’s return strongly surpassed that of its benchmark index but was slightly behind the average return of competing funds.

The portfolio especially benefited from a traditional favorite of value-oriented portfolios (financial stocks) as well as a nontraditional choice (information technology stocks). These two sectors contributed about half the portfolio’s return and were responsible for most of the advisor’s success compared with the benchmark.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

A constant search for value led the advisor to info tech
The advisor selectively adds stocks to the portfolio that are underappreciated by the market despite their solid balance sheets and stable-to-improving earnings growth prospects. Tech stocks are not often regarded as “value” stocks because of their “growth” stock characteristics, such as historically high price-to-earnings and price-to-book-value ratios and low (and possibly no) dividend yields.

But the bear market that started in late 2007 and may have hit bottom in early 2009 has altered traditional relationships, and the portfolio’s advisor focuses on value wherever it can be found. This has included building up the portfolio’s tech holdings, which averaged around 15% of assets during the year (almost triple the allocation as of year-end 2007). Tech holdings, including International Business Machines, Microsoft, and Intel, contributed about a fourth of the portfolio’s return for the year.

About another quarter of the portfolio’s return came from financials, a sector that seemed to be emerging, although battered and restructured, from the credit crisis with surprising strength. Among the big hitters were JP Morgan Chase, American Express, and XL Capital, an insurance and reinsurance company.

The remaining half of the portfolio’s return came from a variety of other sectors—energy, consumer staples, consumer discretionary, industrials, and health care—each of which contributed roughly equally to the portfolio’s absolute return. Among the bright spots in these sectors—perhaps anticipating better economic times ahead—were the stocks of Wyndham Worldwide, the hotels and resorts company; Carnival, the cruise and vacation company; and Cooper Industries and Illinois Tool Works, makers of industrial products.

Taking the long-term view provides added perspective
Over the last two years, stocks have taken investors on a roller-coaster ride. This has reminded us that diversification and balance, while not failsafe, are important principles in good times and bad. Although diversified and balanced portfolios didn’t immunize investors from the market declines, they certainly insulated investors from the worst of it. The Diversified Value Portfolio can be an important element in such a portfolio.

It’s also critical to keep the long-term in mind—to see beyond sometimes-unsettling short-term market fluctuations—and not to engage in panic selling. For some perspective, it’s helpful to look at the long-term record of the Diversified Value Portfolio. Thanks to the advisor’s expertise, the portfolio has outperformed the return of its benchmark and the average return of multi-cap value funds for the 10 years ended December 31, 2009.

Total Returns
		Ten Years Ended
		December 31, 2009
	Year Ended	Average
	December 31, 2009	Annual Return
Vanguard Diversified Value Portfolio	26.92%	6.37%
Russell 1000 Value Index	19.69	2.47
Multi-Cap Value Funds Average[1]	28.56	2.45

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Multi-Cap
		Value Funds
	Portfolio	Average
Diversified Value Portfolio	0.40%	1.27%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the portfolio’s expense ratio was 0.42%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

1

Vanguard Diversified Value Portfolio

Advisor’s Report

The Diversified Value Portfolio returned 26.92% for the 12 months ended December 31, 2009, versus 19.69% for the Russell 1000 Value Index.

The investment environment
Financial markets collapsed during the first quarter of 2009 and then mounted a powerful recovery as credit began to thaw. Investors faced many chances to be overcome by fear as the most difficult investment environment in years drove numerous companies into bankruptcy. The economic damage done by the mortgage meltdown will take a decade to repair, but the memory will last a lifetime.

Our successes
Our successes for the year, surprisingly, include stock selection in the financials. (It didn’t feel that way during the first quarter!) We also did well in energy and consumer staples issues.

We’re not limited, of course, to traditional sources of value investing, which is captured by the Russell 1000 Value Index.

A reasonable benchmark in our peripatetic search for value—and a tougher one in a market that favors growth stocks—is the MSCI US Prime 750 Index of large- and mid-capitalization companies, both growth and value. When compared to the MSCI index, we were underweighted in information technology. In our defense, the best-acting investments during this period paid no dividend and had very high price-to-earnings ratios. We were overweighted in utility stocks and, while our selection was good, we had a bit too many of them. Overall, the MSCI index returned 27.80% for the year, besting the portfolio by about a percentage point. All things considered, we were pleased to have kept up with a “growthy” index.

Our portfolio positioning
Since our report six months ago, portfolio changes centered on cutting back defensive holdings—utilities, telecommunications, and consumer staples—and adding to issues that are more exposed to an improving economic and credit environment.

We believe that our portfolio is about 10 to 11 times earnings in a normal economy, which is about a 25% discount to the current market. If the improvement continues, we should do quite well in 2010.

James P. Barrow, Founding Partner
Barrow, Hanley, Mewhinney & Strauss, Inc.
January 11, 2010

Significant Portfolio Changes During the Last Six Months:
Period Ended December 31, 2009

New Positions	Comments
CVS/Caremark	Stock was purchased after what seemed to be a disappointing
earnings report, but our read was that the market overreacted and the future was brighter than the revised outlook. With a less-than-market dividend yield, the stock was still attractive as it was about nine times our estimate of 2011 earnings.
Sysco	This food-supply company seems a reasonable holding for a
rebound in away-from-home meals. This well-above-average
company sells at a market multiple and has a significant yield discount to most stocks. We like “cheap quality.”

Closed Positions	Comments
American International Group	This was sold because of its complete lack of earnings visibility.
Wyeth	Was purchased by Pfizer.

2

Vanguard Diversified Value Portfolio

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, portfolio shareholders approved the following two proposals:

Proposal 1—Elect trustees for each portfolio.*
The individuals listed in the table below were elected as trustees for each portfolio. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the portfolios prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	2,425,238,230	88,077,041	96.5%
Charles D. Ellis	2,405,751,014	107,564,257	95.7%
Emerson U. Fullwood	2,410,939,308	102,375,964	95.9%
Rajiv L. Gupta	2,416,514,339	96,800,932	96.1%
Amy Gutmann	2,406,002,852	107,312,420	95.7%
JoAnn Heffernan Heisen	2,416,649,368	96,665,903	96.2%
F. William McNabb III	2,425,903,403	87,411,868	96.5%
André F. Perold	2,412,392,305	100,922,967	96.0%
Alfred M. Rankin, Jr.	2,423,028,932	90,286,340	96.4%
Peter F. Volanakis	2,427,674,541	85,640,731	96.6%
* Results are for all portfolios within the same trust.

Proposal 2—Update and standardize the portfolios’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the portfolios to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Portfolio	For	Abstain	Against	Non-Votes	For
Diversified Value Portfolio
2a	52,918,529	1,517,199	1,855,342	0	94.0%
2b	52,802,029	1,985,188	1,503,853	0	93.8%
2c	51,780,725	1,476,793	3,033,552	0	92.0%
2d	51,837,591	1,865,855	2,587,624	0	92.1%
2e	52,404,352	2,016,328	1,870,390	0	93.1%
2f	52,650,171	1,671,279	1,969,620	0	93.5%
2g	53,666,834	1,586,691	1,037,545	0	95.3%

3

Vanguard Diversified Value Portfolio

Portfolio Profile
As of December 31, 2009

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	47	679	4,201
Median Market Cap	$43.2B	$32.2B	$30.7B
Price/Earnings Ratio	23.0x	45.2x	35.7x
Price/Book Ratio	2.0x	1.6x	2.1x
Yield[3]	2.1%	2.2%	1.8%
Return on Equity	20.0%	16.4%	19.3%
Earnings Growth Rate	3.5%	0.5%	8.1%
Foreign Holdings	11.5%	0.0%	0.0%
Turnover Rate	24%	—	—
Expense Ratio[4]	0.40%	—	—
Short-Term Reserves	2.5%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.96	0.94
Beta	0.94	0.97

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	4.9%	9.9%	10.3%
Consumer Staples	12.5	5.5	9.9
Energy	11.8	18.6	10.6
Financials	17.0	24.1	16.0
Health Care	14.1	9.1	12.6
Industrials	13.3	10.7	10.6
Information Technology	15.9	5.2	19.3
Materials	1.3	4.1	4.0
Telecommunication
Services	2.1	5.7	2.9
Utilities	7.1	7.1	3.8

Ten Largest Holdings[5] (% of total net assets)
Bristol-Myers Squibb Co.	pharmaceuticals	4.1%
Imperial Tobacco
Group PLC ADR	tobacco	3.5
International Business
Machines Corp.	computer hardware	3.4
Hewlett-Packard Co.	computer hardware	3.4
Microsoft Corp.	systems software	3.3
JPMorgan Chase & Co.	diversified financial
	services	3.3
Philip Morris
International Inc.	tobacco	3.1
Pfizer Inc.	pharmaceuticals	3.0
Occidental	integrated oil
Petroleum Corp.	and gas	3.0
Spectra Energy Corp.	oil and gas storage
	and transportation	3.0
Top Ten		33.1%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 1000 Value Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 The expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the portfolio’s expense ratio was 0.42%.
5 The holdings listed exclude any temporary cash investments and equity index products.

4

Vanguard Diversified Value Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 1999–December 31, 2009
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2009			of a $10,000
	One Year	Five Years	Ten Years	Investment
Diversified Value Portfolio	26.92%	1.51%	6.37%	$18,537
Dow Jones U.S. Total Stock Market Index	29.35	1.09	–0.17	9,828
Russell 1000 Value Index	19.69	–0.25	2.47	12,767
Multi-Cap Value Funds Average[1]	28.56	–0.37	2.45	12,739

Fiscal-Year Total Returns (%): December 31, 1999–December 31, 2009

1 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

5

Vanguard Diversified Value Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2009

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (97.7%)
Consumer Discretionary (4.8%)
Wyndham Worldwide Corp.	593,080	11,962
* Carnival Corp.	288,500	9,143
Service Corp. International	836,800	6,853
CBS Corp. Class B	474,600	6,668
		34,626
Consumer Staples (12.2%)
Imperial Tobacco Group
PLC ADR	394,200	24,984
Philip Morris
International Inc.	469,300	22,616
Diageo PLC ADR	277,100	19,233
Altria Group Inc.	449,300	8,820
CVS Caremark Corp.	233,300	7,515
Sysco Corp.	160,630	4,488
		87,656
Energy (11.5%)
Occidental Petroleum Corp.	264,900	21,550
Spectra Energy Corp.	1,039,200	21,314
ConocoPhillips	415,144	21,201
BP PLC ADR	325,200	18,852
		82,917
Financials (16.6%)
JPMorgan Chase & Co.	567,350	23,641
Wells Fargo & Co.	764,400	20,631
PNC Financial Services
Group Inc.	356,372	18,813
American Express Co.	399,100	16,172
Bank of America Corp.	771,446	11,618
Capital One Financial Corp.	302,500	11,598
* SLM Corp.	645,000	7,269
XL Capital Ltd. Class A	380,400	6,973
Citigroup Inc.	651,700	2,157
		118,872
Health Care (13.8%)
Bristol-Myers Squibb Co.	1,169,400	29,528
Pfizer Inc.	1,192,814	21,697
Baxter International Inc.	312,200	18,320
Quest Diagnostics Inc.	284,700	17,190
* WellPoint Inc.	215,700	12,573
		99,308

		Market
		Value•
	Shares	($000)
Industrials (13.0%)
Raytheon Co.	409,900	21,118
Cooper Industries PLC	417,900	17,819
General Electric Co.	1,064,700	16,109
Illinois Tool Works Inc.	299,600	14,378
ITT Corp.	252,100	12,538
Honeywell
International Inc.	292,900	11,482
		93,444
Information Technology (15.5%)
International Business
Machines Corp.	186,800	24,452
Hewlett-Packard Co.	468,000	24,107
Microsoft Corp.	777,300	23,700
Intel Corp.	969,500	19,778
Nokia Oyj ADR	1,512,800	19,439
		111,476
Materials (1.3%)
EI du Pont de
Nemours & Co.	270,900	9,121

Telecommunication Services (2.1%)
AT&T Inc.	262,127	7,348
Verizon
Communications Inc.	220,960	7,320
		14,668
Utilities (6.9%)
Dominion Resources Inc.	391,400	15,233
Duke Energy Corp.	745,700	12,834
CenterPoint Energy Inc.	716,700	10,399
Entergy Corp.	69,600	5,696
Constellation Energy
Group Inc.	159,100	5,596
		49,758
Total Common Stocks
(Cost $765,356)		701,846

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (2.5%)
Money Market Fund (2.5%)
1 Vanguard Market
Liquidity Fund, 0.187%
(Cost $18,267)	18,266,607	18,267
Total Investments (100.2%)
(Cost $783,623)		720,113
Other Assets and Liabilities (–0.2%)
Other Assets		1,865
Liabilities		(3,534)
		(1,669)
Net Assets (100%)
Applicable to 62,199,867 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		718,444
Net Asset Value Per Share		$11.55

At December 31, 2009, net assets consisted of:
		Amount
		($000)
Paid-in Capital		821,199
Undistributed Net Investment Income		16,356
Accumulated Net Realized Losses		(55,601)
Unrealized Appreciation (Depreciation)		(63,510)
Net Assets		718,444

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

6

Vanguard Diversified Value Portfolio

Statement of Operations

Year Ended
December 31, 2009
($000)
Investment Income
Income
Dividends	19,640
Interest[1]	63
Security Lending	533
Total Income	20,236
Expenses
Investment Advisory Fees—Note B
Basic Fee	751
Performance Adjustment	(51)
The Vanguard Group—Note C
Management and Administrative	1,585
Marketing and Distribution	151
Custodian Fees	6
Auditing Fees	21
Shareholders’ Reports and Proxies	41
Trustees’ Fees and Expenses	1
Total Expenses	2,505
Net Investment Income	17,731
Realized Net Gain (Loss) on
Investment Securities Sold	(24,692)
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	157,168
Net Increase (Decrease) in Net Assets
Resulting from Operations	150,207

Statement of Changes in Net Assets

	Year Ended December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	17,731	24,617
Realized Net Gain (Loss)	(24,692)	(30,881)
Change in Unrealized Appreciation (Depreciation)	157,168	(345,576)
Net Increase (Decrease) in Net Assets Resulting from Operations	150,207	(351,840)
Distributions
Net Investment Income	(24,959)	(23,793)
Realized Capital Gain[2]	—	(50,026)
Total Distributions	(24,959)	(73,819)
Capital Share Transactions
Issued	87,189	93,268
Issued in Lieu of Cash Distributions	24,959	73,819
Redeemed	(112,651)	(177,870)
Net Increase (Decrease) from Capital Share Transactions	(503)	(10,783)
Total Increase (Decrease)	124,745	(436,442)
Net Assets
Beginning of Period	593,699	1,030,141
End of Period[3]	718,444	593,699

1 Interest income from an affiliated company of the portfolio was $63,000.
2 Includes fiscal 2008 short-term gain distributions totaling $6,101,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed net investment income of $16,356,000 and $23,584,000.
See accompanying Notes, which are an integral part of the Financial Statements.

7

Vanguard Diversified Value Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$9.57	$16.33	$16.53	$14.37	$13.55
Investment Operations
Net Investment Income	.303	.410	.360	.370[1]	.320[1]
Net Realized and Unrealized Gain (Loss)
on Investments	2.097	(5.960)	.280	2.270	.700
Total from Investment Operations	2.400	(5.550)	.640	2.640	1.020
Distributions
Dividends from Net Investment Income	(.420)	(.390)	(.310)	(.290)	(.200)
Distributions from Realized Capital Gains	—	(.820)	(.530)	(.190)	—
Total Distributions	(.420)	(1.210)	(.840)	(.480)	(.200)
Net Asset Value, End of Period	$11.55	$9.57	$16.33	$16.53	$14.37

Total Return	26.92%	–36.14%	3.93%	18.88%	7.61%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$718	$594	$1,030	$926	$659
Ratio of Total Expenses to
Average Net Assets[2]	0.42%	0.37%	0.40%	0.40%	0.41%
Ratio of Net Investment Income to
Average Net Assets	2.95%	3.05%	2.24%	2.46%	2.29%
Portfolio Turnover Rate	24%	15%	21%	25%	21%

1 Calculated based on average shares outstanding.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.02%), 0.00%, 0.00%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard Diversified Value Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Diversified Value Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, Inc., provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance for the preceding three years relative to the MSCI Prime Market 750 Index. For the year ended December 31, 2009, the investment advisory fee represented an effective annual basic rate of 0.12% of the portfolio’s average net assets before a decrease of $51,000 (–0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2009, the portfolio had contributed capital of $142,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.06% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 — Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At December 31, 2009, 100% of the portfolio’s investments were valued based on Level 1 inputs.

9

Vanguard Diversified Value Portfolio

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2009, the portfolio had $17,713,000 of ordinary income available for distribution. The portfolio had available capital loss carryforwards totaling $37,619,000 to offset future net capital gains of $30,881,000 through December 31, 2016, and $6,738,000 through December 31, 2017. In addition, the portfolio realized losses of $17,954,000 during the period from November 1, 2009, through December 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At December 31, 2009, the cost of investment securities for tax purposes was $783,623,000.

Net unrealized depreciation of investment securities for tax purposes was $63,510,000, consisting of unrealized gains of $79,585,000 on securities that had risen in value since their purchase and $143,095,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2009, the portfolio purchased $139,372,000 of investment securities and sold $143,121,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:
	Year Ended December 31,
	2009	2008
	Shares	Shares
	(000)	(000)
Issued	8,992	7,442
Issued in Lieu of Cash Distributions	3,070	5,468
Redeemed	(11,923)	(13,947)
Net Increase (Decrease) in Shares Outstanding	139	(1,037)

H. In preparing the financial statements as of December 31, 2009, management considered the impact of subsequent events occurring through February 10, 2009, for potential recognition or disclosure in these financial statements.

10

Vanguard Diversified Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Diversified Value Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Diversified Value Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 10, 2010

Special 2009 tax information (unaudited) for corporate shareholders only for Vanguard
Variable Insurance Fund Diversified Value Portfolio

This information for the fiscal year ended December 31, 2009, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

For corporate shareholders, 93.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

11

Vanguard Diversified Value Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Value Portfolio	6/30/2009	12/31/2009	Period[1]
Based on Actual Fund Return	$1,000.00	$1,244.61	$2.38
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.09	2.14

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.42%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

12

Vanguard® Equity Income Portfolio

The past year was a challenging one for a value- and dividend-oriented stock portfolio such as the Equity Income Portfolio. The combination of steep economic slump and historic financial crisis caused many firms to slash or eliminate dividends, and 2009’s broad-based stock market rally—though strong—favored growth stocks.

Given the circumstances, the portfolio did well. The portfolio returned 16.77%, its highest return since 1998. The portfolio’s return was close to the result of its benchmark index (+17.74%), but trailed the average return of competitive funds (+22.98%).

The combination of lower dividend income and rising stock prices (which lowers yields) produced a 30-day SEC yield for the portfolio of 2.59% as of December 31, above the 1.61% yield of the broad stock market, as measured by the 30-day SEC yield of Vanguard Total Stock Market Index Fund’s Investor Shares. The portfolio’s 2009 yield was down from 4.25% a year earlier, which was unusually high because of the stock market plunge in 2008.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Portfolio’s best performers built a solid foundation
The portfolio’s top ten contributors, which accounted for about half its 2009 return, were scattered over a variety of sectors—from financials (a traditional favorite) to health care (Merck) and consumer discretionary (Nordstrom). Regardless of their industry, these stocks are expected to pay above-average dividends and to appreciate over time.

The past year, of course, was a difficult one for dividend-oriented stocks. Standard & Poor’s said that it recorded the fewest increases and the most decreases in the dividends of U.S. stocks since the firm began keeping records in 1955. Payments on 804 issues were cut in 2009—often extremely deeply—up from 110 issues in 2007.

As you would expect, the financial sector—a traditionally cash-rich source of dividends—was especially hard-hit by the credit crisis. But some financial firms have thrived, and three of them—Goldman Sachs, Unum, and JPMorgan Chase—were represented among the portfolio’s top ten contributors.

Goldman’s dividend has remained stable. Unum, the U.S. and U.K. insurer, increased its quarterly dividend during the year. JPMorgan Chase’s quarterly dividend was cut drastically (from $0.38 to $0.05), yet the New York banking company was the top contributor to the portfolio’s return.

From 2008 to 2009, the other companies represented in the top ten contributors maintained or raised their quarterly per-share dividends.

This investment truism never goes out of fashion
The portfolio has made it through a trying time in relatively good shape. The advisors’ skill in navigating the unusual markets of the past two years—not to mention a more typical year’s “normal” level of uncertainty—has served investors well. Long-term returns are modest given the past decade’s tough stock market, but relative to comparative standards, the portfolio has provided superior performance.

The 2008–2009 experience underscores a basic principle of investing: It’s important to create a portfolio that is balanced among stocks, bonds, and cash reserves, and is diversified within these asset classes. The Equity Income Portfolio can play a role in such a portfolio.

Total Returns
		Ten Years Ended
		December 31, 2009
	Year Ended	Average
	December 31, 2009	Annual Return
Vanguard Equity Income Portfolio	16.77%	3.31%
Spliced Equity Income Index[1]	17.74	3.16
Equity Income Funds Average[2]	22.98	2.33
The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Equity Income
	Portfolio	Funds Average
Equity Income Portfolio	0.36%	1.34%

1 Russell 1000 Value Index through July 31, 2007; FTSE High Dividend Yield Index thereafter.
2 Derived from data provided by Lipper Inc.
3 The portfolio expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the portfolio’s expense ratio was 0.35%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

Vanguard Equity Income Portfolio

Advisor’s Report

For the 12 months ended December 31, 2009, the Equity Income Portfolio returned 16.77%. The FTSE High Dividend Yield Index returned 17.74%, while equity income peer funds returned an average of 22.98%. This performance reflected the combined efforts of the portfolio’s two independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the portfolio’s diversification. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also provided a discussion of the investment environment that existed during 2009 and of the effect of this environment on the portfolio’s positioning. These reports were prepared on January 12, 2010.

Wellington Management Company, LLP

W. Michael Reckmeyer, III, CFA,
Senior Vice President and Equity Portfolio Manager

We believe the market’s continued rally off its March lows has narrowed or eliminated many previously attractive disparities between market price and our assessment of fair value. The strength of the rally suggests that investors expect strong economic growth in 2010. While recent economic releases do indicate the potential for a synchronized global economic recovery, the global economy is by no means out of the woods because long-term problems persist. In the United States, consumer debt levels remain high, unemployment remains near 10%, and the government’s unprecedented monetary and fiscal stimulus—while helping to stabilize the financial system—has raised the specter of inflation down the road.

In keeping with our investment philosophy, changes to the portfolio’s positioning over the past 12 months were largely done on a bottom-up basis. Early in this economic crisis, company valuations in the more defensive sectors became stretched, creating opportunities to sell out of these companies and reinvest into those with more attractive valuations. We repositioned the portfolio to be more cyclical by adding to our holdings in the consumer discretionary and technology sectors. We also increased our exposure to the health care sector as valuations became more attractive. We reduced holdings in utilities and telecommunication services.

Our investment approach throughout the period has focused on stocks of large-capitalization companies with strong balance sheets. While a few of our stocks reduced their dividends—largely in the financial sector—the majority of our companies either maintained or boosted their dividends. We continue to believe that our dividend orientation will reward investors, particularly if economic growth remains muted.

Vanguard Equity Income Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	58	238	Employs a fundamental approach to identify desirable
Company, LLP			individual stocks, seeking those that typically offer
			above-average dividend yields, below-average
			valuations, and the potential for dividend increases
			in the future.
Vanguard Quantitative	39	158	Uses quantitative management, with the primary
Equity Group			assessment of a company’s future prospects made
			by evaluating such factors as its current valuation
			characteristics, market sentiment, and earnings quality.
Cash Investments	3	13	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

2

Vanguard Equity Income Portfolio

We continue to favor large-cap stocks because of their favorable valuation characteristics. Our largest purchases included Johnson & Johnson, McDonalds, and Occidental Petroleum. Our largest sales consisted of names that either reached or approached our target price, such as Bristol Myers Squibb, Caterpillar, and PG&E. We reduced positions in Bank of America, Wells Fargo, and Verizon because of eroding fundamentals.

Vanguard Quantitative Equity Group

Portfolio Manager:
James P. Stetler, Principal

It was a volatile up-and-down year for the portfolio and equity markets in general. After falling about 32% in 2008, higher dividend-yielding stocks began 2009 by declining approximately another 17% during the first quarter. Then, as government rescue and stimulus plans were announced and it became apparent that the financial markets were not going to implode, the remainder of the year produced a dramatic snapback. The FTSE High Dividend Yield Index reversed course. From March 31 through year-end, it climbed more than 41%, producing a total return of 17.74% for the full year. Growth stocks outperformed value-oriented, dividend-paying stocks by a 17 percentage-point margin.

Many investment professionals are indicating that the worst recession in decades came to an end during the third quarter of 2009. However, the challenges that lie ahead are many and will not be easily resolved. Unemployment, consumer spending, the state of credit markets, and massive government deficits are just a few of the issues that need to be addressed before long-term economic growth can be restored.

In reviewing the performance of our portfolio for the year, our investment process struggled. Our company evaluation process was ineffective during this period because the market did not reward the metrics we deem important for superior performance, including attractive valuation and growth prospects, balance-sheet quality, and positive market sentiment. Some are calling the market recovery a “junk rally” because the companies that rallied the most during the market snapback were those with the poorest prospects—the same companies that fell the most during the onset of the financial crisis.

We hold only dividend-paying stocks to meet the income objective of the portfolio. A meaningful portion of the portfolio’s shortfall relative to the broader market came from having little to no exposure to companies that had either discontinued their payouts or drastically reduced them to minimal levels. Many of these companies were the strongest performers through the last three quarters of the year.

Our stock-selection results were strongest in the telecommunication services sector, led by CenturyLink. Our selection results were most disappointing in the financial and industrial sectors as companies such as Bank of America, Wells Fargo, and Caterpillar detracted from our relative results.

Vanguard Equity Income Portfolio

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, portfolio shareholders approved the following two proposals:

Proposal 1—Elect trustees for each portfolio.*
The individuals listed in the table below were elected as trustees for each portfolio. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the portfolios prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	2,425,238,230	88,077,041	96.5%
Charles D. Ellis	2,405,751,014	107,564,257	95.7%
Emerson U. Fullwood	2,410,939,308	102,375,964	95.9%
Rajiv L. Gupta	2,416,514,339	96,800,932	96.1%
Amy Gutmann	2,406,002,852	107,312,420	95.7%
JoAnn Heffernan Heisen	2,416,649,368	96,665,903	96.2%
F. William McNabb III	2,425,903,403	87,411,868	96.5%
André F. Perold	2,412,392,305	100,922,967	96.0%
Alfred M. Rankin, Jr.	2,423,028,932	90,286,340	96.4%
Peter F. Volanakis	2,427,674,541	85,640,731	96.6%
* Results are for all portfolios within the same trust.

Proposal 2—Update and standardize the portfolios’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the portfolios to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Portfolio	For	Abstain	Against	Non-Votes	For
Equity Income Portfolio
2a	29,216,809	671,100	1,364,779	0	93.5%
2b	28,870,193	822,639	1,559,856	0	92.4%
2c	28,147,830	681,164	2,423,694	0	90.1%
2d	28,150,813	743,362	2,358,513	0	90.1%
2e	28,279,916	673,380	2,299,392	0	90.5%
2f	28,535,524	696,658	2,020,505	0	91.3%
2g	29,447,214	746,510	1,058,963	0	94.2%

4

Vanguard Equity Income Portfolio

Portfolio Profile
As of December 31, 2009

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	154	564	4,201
Median Market Cap	$59.3B	$57.1B	$30.7B
Price/Earnings Ratio	17.6x	20.3x	35.7x
Price/Book Ratio	2.2x	2.3x	2.1x
Yield[3]	2.6%	3.1%	1.8%
Return on Equity	20.9%	21.6%	19.3%
Earnings Growth Rate	3.6%	4.9%	8.1%
Foreign Holdings	5.1%	0.0%	0.0%
Turnover Rate	56%	—	—
Expense Ratio[4]	0.36%	—	—
Short-Term Reserves	1.1%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[5]	Broad Index[2]
R-Squared	0.99	0.91
Beta	0.90	0.88

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	9.0%	7.8%	10.3%
Consumer Staples	14.8	17.4	9.9
Energy	11.0	11.1	10.6
Financials	15.6	10.3	16.0
Health Care	12.0	12.8	12.6
Industrials	14.5	14.7	10.6
Information Technology	8.7	9.9	19.3
Materials	3.4	3.6	4.0
Telecommunication
Services	4.2	5.0	2.9
Utilities	6.8	7.4	3.8

Ten Largest Holdings[6] (% of total net assets)
Johnson & Johnson	pharmaceuticals	3.7%
Microsoft Corp.	systems software	3.7
JPMorgan Chase & Co.	diversified financial
	services	3.6
Pfizer Inc.	pharmaceuticals	3.5
Chevron Corp.	integrated oil
	and gas	3.0
Merck & Co. Inc.	pharmaceuticals	2.9
AT&T Inc.	integrated
	telecommunication
	services	2.7
General Electric Co.	industrial
	conglomerates	2.2
Home Depot Inc.	home improvement
	retail	2.2
Intel Corp.	semiconductors	2.1
Top Ten		29.6%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 FTSE High Dividend Yield Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 The expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the portfolio’s expense ratio was 0.35%.
5 Russell 1000 Value Index through July 31, 2007; FTSE High Dividend Yield Index thereafter.
6 The holdings listed exclude any temporary cash investments and equity index products.

5

Vanguard Equity Income Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 1999–December 31, 2009
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2009			of a $10,000
	One Year	Five Years	Ten Years	Investment
Equity Income Portfolio	16.77%	1.17%	3.31%	$13,851
Dow Jones U.S. Total Stock Market Index	29.35	1.09	–0.17	9,828
Spliced Equity Income Index[1]	17.74	1.10	3.16	13,653
Equity Income Funds Average[2]	22.98	1.13	2.33	12,591

Fiscal-Year Total Returns (%): December 31, 1999–December 31, 2009

1 Russell 1000 Value Index through July 31, 2007; FTSE High Dividend Yield Index thereafter.
2 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

6

Vanguard Equity Income Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2009

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (96.8%)[1]
Consumer Discretionary (8.7%)
Home Depot Inc.	305,500	8,838
McDonald’s Corp.	124,746	7,789
Genuine Parts Co.	109,500	4,157
Sherwin-Williams Co.	63,400	3,909
Mattel Inc.	94,500	1,888
VF Corp.	18,800	1,377
McGraw-Hill Cos. Inc.	35,100	1,176
Whirlpool Corp.	12,200	984
Fortune Brands Inc.	20,800	899
DR Horton Inc.	81,000	880
Gannett Co. Inc.	58,510	869
Ltd Brands Inc.	45,100	868
H&R Block Inc.	36,100	817
Comcast Corp.	26,100	418
Cracker Barrel Old Country
Store Inc.	6,700	254
Cooper Tire & Rubber Co.	8,506	171
Jones Apparel Group Inc.	3,000	48
Wyndham Worldwide Corp.	2,200	44
Comcast Corp. Class A	2,200	37
Lowe’s Cos. Inc.	900	21
Time Warner Inc.	600	17
		35,461
Consumer Staples (14.3%)
Philip Morris
International Inc.	155,380	7,488
PepsiCo Inc.	114,800	6,980
Nestle SA ADR	131,100	6,343
Kimberly-Clark Corp.	93,300	5,944
General Mills Inc.	67,800	4,801
Procter & Gamble Co.	64,200	3,892
Sysco Corp.	134,612	3,761
Kraft Foods Inc.	134,852	3,665
Altria Group Inc.	170,380	3,345
Wal-Mart Stores Inc.	60,700	3,244
Coca-Cola Co.	48,712	2,777
Lorillard Inc.	15,800	1,268
Reynolds American Inc.	20,700	1,096
Clorox Co.	16,400	1,000
Hershey Co.	26,300	941
Hormel Foods Corp.	23,500	904
Sara Lee Corp.	50,500	615
Kellogg Co.	6,400	341
Colgate-Palmolive Co.	3,000	246
		58,651
Energy (10.5%)
Chevron Corp.	160,700	12,372
Exxon Mobil Corp.	114,700	7,821
ConocoPhillips	120,620	6,160

			Market
			Value•
		Shares	($000)
	BP PLC ADR	101,200	5,867
	Occidental Petroleum Corp.	55,700	4,531
	Total SA ADR	54,300	3,477
	Marathon Oil Corp.	58,600	1,830
	Diamond Offshore
	Drilling Inc.	9,300	915
	Spectra Energy Corp.	4,700	97
			43,070
Exchange-Traded Fund (1.2%)
2	Vanguard Value ETF	104,300	4,980

Financials (14.3%)
	JPMorgan Chase & Co.	353,000	14,710
	Wells Fargo & Co.	181,200	4,891
	PNC Financial Services
	Group Inc.	88,200	4,656
	Goldman Sachs Group Inc.	23,700	4,002
	ACE Ltd.	72,700	3,664
	Chubb Corp.	56,660	2,787
	Toronto-Dominion Bank	36,100	2,264
	Marsh &
	McLennan Cos. Inc.	93,100	2,056
	Unum Group	101,600	1,983
	Allstate Corp.	65,200	1,959
	Aflac Inc.	42,100	1,947
	Travelers Cos. Inc.	33,600	1,675
	Bank of New York
	Mellon Corp.	58,509	1,636
	American Express Co.	29,800	1,207
	Hudson City Bancorp Inc.	80,500	1,105
	New York Community
	Bancorp Inc.	68,700	997
	Everest Re Group Ltd.	10,800	925
	Endurance Specialty
	Holdings Ltd.	24,200	901
	Federated Investors Inc.
	Class B	31,343	862
	Bank of Hawaii Corp.	17,400	819
	Protective Life Corp.	35,300	584
	Allied World Assurance Co.
	Holdings Ltd.	12,400	571
	Advance America Cash
	Advance Centers Inc.	100,661	560
	US Bancorp	20,650	465
	Waddell &
	Reed Financial Inc.	14,900	455
	Aspen Insurance
	Holdings Ltd.	16,000	407
	MetLife Inc.	7,300	258
	Oriental Financial Group Inc.	5,007	54
			58,400

		Market
		Value•
	Shares	($000)
Health Care (11.6%)
Johnson & Johnson	235,986	15,200
Pfizer Inc.	782,428	14,232
Merck & Co. Inc.	328,474	12,003
Medtronic Inc.	48,000	2,111
Abbott Laboratories	24,600	1,328
Bristol-Myers Squibb Co.	52,360	1,322
Baxter International Inc.	12,400	728
Eli Lilly & Co.	9,020	322
		47,246
Industrials (14.0%)
General Electric Co.	603,852	9,136
3M Co.	89,400	7,391
Waste Management Inc.	135,700	4,588
Illinois Tool Works Inc.	93,700	4,497
Stanley Works	75,100	3,868
Eaton Corp.	55,800	3,550
Republic Services Inc.
Class A	108,600	3,075
Ingersoll-Rand PLC	78,600	2,809
PACCAR Inc.	71,100	2,579
United Parcel Service Inc.
Class B	34,600	1,985
Honeywell International Inc.	43,600	1,709
Lockheed Martin Corp.	20,600	1,552
United Technologies Corp.	22,100	1,534
Northrop Grumman Corp.	24,968	1,394
Raytheon Co.	25,200	1,298
Schneider Electric SA	10,267	1,188
RR Donnelley & Sons Co.	42,690	951
Hubbell Inc. Class B	19,100	903
Pitney Bowes Inc.	34,800	792
Briggs & Stratton Corp.	42,000	786
Apogee Enterprises Inc.	45,400	636
Caterpillar Inc.	7,200	410
Emerson Electric Co.	7,500	320
Boeing Co.	5,400	292
		57,243
Information Technology (8.2%)
Microsoft Corp.	493,800	15,056
Intel Corp.	415,400	8,474
Texas Instruments Inc.	145,500	3,792
Maxim Integrated
Products Inc.	103,700	2,105
Taiwan Semiconductor
Manufacturing Co. Ltd.
ADR	152,700	1,747
Analog Devices Inc.	33,900	1,071
Xilinx Inc.	32,400	812
Automatic Data
Processing Inc.	8,300	355

7

Vanguard Equity Income Portfolio

		Market
		Value•
	Shares	($000)
Molex Inc.	10,000	216
Microchip Technology Inc.	600	17
		33,645
Materials (3.3%)
EI du Pont de
Nemours & Co.	124,041	4,176
Packaging Corp. of America	129,100	2,971
PPG Industries Inc.	32,300	1,891
Eastman Chemical Co.	16,400	988
Lubrizol Corp.	13,300	970
Glatfelter	63,100	767
International Paper Co.	24,800	664
Temple-Inland Inc.	28,900	610
Sonoco Products Co.	6,700	196
A Schulman Inc.	8,400	169
Dow Chemical Co.	2,200	61
		13,463
Telecommunication Services (4.1%)
AT&T Inc.	397,560	11,144
Verizon
Communications Inc.	124,310	4,118
CenturyTel Inc.	20,265	734
Qwest Communications
International Inc.	134,000	564
		16,560
Utilities (6.6%)
FPL Group Inc.	78,340	4,138
Dominion Resources Inc.	100,850	3,925
American Electric
Power Co. Inc.	63,800	2,220
Northeast Utilities	78,700	2,030
Xcel Energy Inc.	94,900	2,014
Exelon Corp.	36,200	1,769
Entergy Corp.	19,800	1,620
Public Service Enterprise
Group Inc.	41,036	1,364
Constellation Energy
Group Inc.	31,500	1,108
PG&E Corp.	22,700	1,014
DTE Energy Co.	22,800	994
Atmos Energy Corp.	28,000	823
Edison International	23,200	807
AGL Resources Inc.	20,400	744
NiSource Inc.	47,200	726
Avista Corp.	30,516	659
PNM Resources Inc.	43,000	544
Oneok Inc.	9,000	401
NSTAR	4,300	158
		27,058
Total Common Stocks
(Cost $404,286)		395,777

		Market
		Value•
	Shares	($000)
Preferred Stocks (0.5%)
3 Bank of America Corp.,
10.000% (Cost $2,099) 139,900		2,087
Temporary Cash Investments (3.1%)[1]
Money Market Fund (1.5%)
4 Vanguard Market
Liquidity Fund, 0.187% 5,974,670		5,975

	Face
	Amount
	($000)
Repurchase Agreement (1.0%)
UBS Securities LLC
0.010%, 1/4/10
(Dated 12/31/09,
Repurchase Value
$4,100,000, collateralized
by Federal National
Mortgage Assn.
4.000%–6.500%,
1/1/25–12/1/36)	4,100	4,100

U.S. Government and Agency Obligations (0.6%)
5,6 Federal Home Loan Bank
Discount Notes 0.220%,
3/26/10	2,700	2,699
Total Temporary Cash Investments
(Cost $12,773)		12,774
Total Investments (100.4%)
(Cost $419,158)		410,638
Other Assets and Liabilities (–0.4%)
Other Assets		2,901
Liabilities		(4,380)
		(1,479)
Net Assets (100%)
Applicable to 30,849,688 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		409,159
Net Asset Value Per Share		$13.26

At December 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	484,257
Undistributed Net Investment Income	10,811
Accumulated Net Realized Losses	(77,402)
Unrealized Appreciation (Depreciation)
Investment Securities	(8,520)
Futures Contracts	13
Net Assets	409,159

• See Note A in Notes to Financial Statements.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 98.8% and 1.1%, respectively, of net assets.
2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3 Non-income producing security—new issue that has not paid a dividend as of December 31, 2009.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
6 Securities with a value of $2,699,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard Equity Income Portfolio

Statement of Operations

Year Ended
December 31, 2009
($000)
Investment Income
Income
Dividends[1,2]	13,305
Interest[1]	39
Security Lending	10
Total Income	13,354
Expenses
Investment Advisory Fees—Note B
Basic Fee	268
Performance Adjustment	55
The Vanguard Group—Note C
Management and Administrative	784
Marketing and Distribution	77
Custodian Fees	6
Auditing Fees	25
Shareholders’ Reports and Proxies	48
Trustees’ Fees and Expenses	1
Total Expenses	1,264
Expenses Paid Indirectly	(6)
Net Expenses	1,258
Net Investment Income	12,096
Realized Net Gain (Loss)
Investment Securities Sold[1]	(57,167)
Futures Contracts	2,277
Foreign Currencies	3
Realized Net Gain (Loss)	(54,887)
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	99,787
Futures Contracts	(313)
Change in Unrealized Appreciation
(Depreciation)	99,474
Net Increase (Decrease) in Net Assets
Resulting from Operations	56,683

Statement of Changes in Net Assets

	Year Ended December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	12,096	18,010
Realized Net Gain (Loss)	(54,887)	(20,726)
Change in Unrealized Appreciation (Depreciation)	99,474	(175,014)
Net Increase (Decrease) in Net Assets Resulting from Operations	56,683	(177,730)
Distributions
Net Investment Income	(18,202)	(17,785)
Realized Capital Gain[3]	(1,062)	(44,760)
Total Distributions	(19,264)	(62,545)
Capital Share Transactions
Issued	31,415	41,875
Issued in Lieu of Cash Distributions	19,264	62,545
Redeemed	(60,379)	(84,145)
Net Increase (Decrease) from Capital Share Transactions	(9,700)	20,275
Total Increase (Decrease)	27,719	(220,000)
Net Assets
Beginning of Period	381,440	601,440
End of Period[4]	409,159	381,440

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $142,000, $22,000, and $0, respectively.
2 Dividends are net of foreign withholding taxes of $93,000.
3 Includes fiscal 2009 and 2008 short-term gain distributions totaling $0 and $3,261,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
4 Net Assets—End of Period includes undistributed net investment income of $10,811,000 and $16,914,000.
See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard Equity Income Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$12.08	$19.79	$20.81	$18.60	$19.45
Investment Operations
Net Investment Income	.414	.590	.570	.540	.510
Net Realized and Unrealized Gain (Loss)
on Investments	1.401	(6.190)	.320	3.100	.220
Total from Investment Operations	1.815	(5.600)	.890	3.640	.730
Distributions
Dividends from Net Investment Income	(.600)	(.600)	(.520)	(.540)	(.480)
Distributions from Realized Capital Gains	(.035)	(1.510)	(1.390)	(.890)	(1.100)
Total Distributions	(.635)	(2.110)	(1.910)	(1.430)	(1.580)
Net Asset Value, End of Period	$13.26	$12.08	$19.79	$20.81	$18.60

Total Return	16.77%	–30.91%	4.53%	20.70%	4.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$409	$381	$601	$601	$483
Ratio of Total Expenses to
Average Net Assets[1]	0.35%	0.29%	0.29%	0.28%	0.28%
Ratio of Net Investment Income to
Average Net Assets	3.36%	3.65%	2.79%	2.90%	2.91%
Portfolio Turnover Rate	56%	60%	61%	28%	26%
1 Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.01%, 0.00%, (0.01%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

10

Vanguard Equity Income Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Equity Income Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Repurchase Agreements: The portfolio may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

11

Vanguard Equity Income Portfolio

7. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Wellington Management Company, LLP, is subject to quarterly adjustments based on performance for the preceding three years relative to the Lipper Equity Income Average for periods prior to April 1, 2008, and the new benchmark, the FTSE High Dividend Yield Index, beginning April 1, 2008. The benchmark change will be fully phased in by March 2011.

The Vanguard Group provides investment advisory services to a portion of the portfolio on an at-cost basis; the portfolio paid Vanguard advisory fees of $60,000 for the year ended December 31, 2009.

For the year ended December 31, 2009, the aggregate investment advisory fee represented an effective annual basic rate of 0.07% of the portfolio’s average net assets, before an increase of $55,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2009, the portfolio had contributed capital of $81,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. For the year ended December 31, 2009, these arrangements reduced the portfolio’s expenses by $6,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 — Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of December 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	394,589	1,188	—
Preferred Stocks	2,087	—	—
Temporary Cash Investments	5,975	6,799	—
Futures Contracts—Assets[1]	3	—	—
Futures Contracts—Liabilities[1]	(90)	—	—
Total	402,564	7,987	—
1 Represents variation margin on the last day of the reporting period.

12

Vanguard Equity Income Portfolio

F. At December 31, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
S&P 500 Index	March 2010	29	8,053	15
E-mini S&P 500 Index	March 2010	4	222	(2)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2009, the portfolio realized net foreign currency gains of $3,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at December 31, 2009, the portfolio had $11,930,000 of ordinary income available for distribution. The portfolio had available capital loss carryforwards totaling $73,177,000 to offset future net capital gains through December 31, 2017. In addition, the portfolio realized losses of $1,770,000 during the period from November 1, 2009, through December 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At December 31, 2009, the cost of investment securities for tax purposes was $421,618,000.

Net unrealized depreciation of investment securities for tax purposes was $10,980,000, consisting of unrealized gains of $31,671,000 on securities that had risen in value since their purchase and $42,651,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended December 31, 2009, the portfolio purchased $196,696,000 of investment securities and sold $206,967,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:
	Year Ended December 31,
	2009	2008
	Shares	Shares
	(000)	(000)
Issued	2,726	2,832
Issued in Lieu of Cash Distributions	1,936	3,907
Redeemed	(5,394)	(5,544)
Net Increase (Decrease) in Shares Outstanding	(732)	1,195

J. In preparing the financial statements as of December 31, 2009, management considered the impact of subsequent events occurring through February 10, 2010, for potential recognition or disclosure in these financial statements.

13

Vanguard Equity Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Equity Income Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Income Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 10, 2010

Special 2009 tax information (unaudited) for corporate shareholders only for Vanguard
Variable Insurance Fund Equity Income Portfolio

This information for the fiscal year ended December 31, 2009, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $1,073,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 99.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

14

Vanguard Equity Income Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Income Portfolio	6/30/2009	12/31/2009	Period[1]
Based on Actual Fund Return	$1,000.00	$1,216.51	$1.84
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.54	1.68

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.33%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

15

Vanguard® Equity Index Portfolio

For the fiscal year ended December 31, Vanguard Equity Index Portfolio returned 26.44%. The portfolio closely tracked its benchmark, the Standard & Poor’s 500 Index, which returned 26.46%.

The table below shows the returns of your portfolio and its comparative standards over the past year. For additional perspective, we also present their annualized returns for the past ten years.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Solid returns in all sectors boost portfolio returns
At the start of 2009, the United States was in the midst of the biggest economic crisis in decades and stock prices had fallen to historic lows. However, in mid-March, the market staged an impressive rally and stock prices began to soar. By December 31, the broad U.S. stock market had rebounded dramatically. All market sectors posted positive returns for the period.

The biggest gains came from the information technology sector, which returned more than 60% for the year. After being hit hard during the financial crisis, technology stocks spiked when corporations and consumers resumed spending on computer hardware, software, and electronics.

Consumer discretionary stocks also strongly boosted returns, as retailers, media companies, hotels, and restaurants began to bounce back. Stocks of these businesses benefited as consumers slowly started spending again. The financial sector—the area of the market that suffered most in the global credit crisis—was another notable contributor for the period. Financial companies, including banks, investment firms, and insurance companies, began to win back investors’ confidence as their balance sheets showed signs of improvement.

Portfolio closely tracked index despite the recent volatility
Over the past decade, Vanguard Equity Index Portfolio has returned an average of –1.00% a year, a negative result largely due to the severe market decline that began in 2007. Throughout the period, the portfolio met its objective of closely tracking its target benchmark—no easy feat, given the unsettled investment environment that we’ve faced over the past couple of years.

The credit goes to the portfolio’s advisor, Vanguard Quantitative Equity Group, which has more than 30 years of index-tracking experience. These long-tenured professionals have developed sophisticated portfolio construction and trading methodologies to help Vanguard deliver strong index-fund management in a variety of marketplaces and market environments. The group’s efforts are made easier, by the portfolio’s low-operating expenses.

A balanced approach can help to mute the market’s ’noise’
Recent months have brought positive news for stocks; however, investors will not easily forget the hardships of the not-so-distant past. And, although things are looking up, no one can be sure about what 2010 will bring.

While we can’t control the markets or the economy, we can control how we react to the inevitable volatility and incessant “noise” that accompanies investing. At Vanguard, we advocate a balanced investment approach that includes holding stock, bond, and money market funds in proportion to your goals and unique financial circumstances. We believe that the Equity Index Portfolio—with its broad exposure to U.S. equities and low expenses—can play an important role in such an investment program.

Total Returns
		Ten Years Ended
		December 31, 2009
	Year Ended	Average
	December 31, 2009	Annual Return
Vanguard Equity Index Portfolio	26.44%	–1.00%
S&P 500 Index	26.46	–0.95
Large-Cap Core Funds Average[1]	27.46	–2.21

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Large-Cap
		Core Funds
	Portfolio	Average
Equity Index Portfolio	0.19%	1.26%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the expense ratio was 0.19%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

1

Vanguard Equity Index Portfolio

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, portfolio shareholders approved the following two proposals:

Proposal 1—Elect trustees for each portfolio.*
The individuals listed in the table below were elected as trustees for each portfolio. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the portfolios prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	2,425,238,230	88,077,041	96.5%
Charles D. Ellis	2,405,751,014	107,564,257	95.7%
Emerson U. Fullwood	2,410,939,308	102,375,964	95.9%
Rajiv L. Gupta	2,416,514,339	96,800,932	96.1%
Amy Gutmann	2,406,002,852	107,312,420	95.7%
JoAnn Heffernan Heisen	2,416,649,368	96,665,903	96.2%
F. William McNabb III	2,425,903,403	87,411,868	96.5%
André F. Perold	2,412,392,305	100,922,967	96.0%
Alfred M. Rankin, Jr.	2,423,028,932	90,286,340	96.4%
Peter F. Volanakis	2,427,674,541	85,640,731	96.6%
* Results are for all portfolios within the same trust.

Proposal 2—Update and standardize the portfolios’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the portfolios to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Portfolio	For	Abstain	Against	Non-Votes	For
Equity Index Portfolio
2a	72,920,868	1,732,940	2,841,281	0	94.1%
2b	72,659,481	2,009,594	2,826,013	0	93.8%
2c	71,624,199	1,427,108	4,443,781	0	92.4%
2d	71,611,638	1,548,135	4,335,316	0	92.4%
2e	71,978,480	1,857,078	3,659,531	0	92.9%
2f	72,192,584	1,518,716	3,783,788	0	93.2%
2g	73,603,369	1,437,800	2,453,919	0	95.0%

2

Vanguard Equity Index Portfolio

Portfolio Profile
As of December 31, 2009

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	502	500	4,201
Median Market Cap	$42.7B	$42.7B	$30.7B
Price/Earnings Ratio	30.3x	30.3x	35.7x
Price/Book Ratio	2.2x	2.2x	2.1x
Yield[3]	1.7%	1.9%	1.8%
Return on Equity	20.8%	20.8%	19.3%
Earnings Growth Rate	8.2%	8.2%	8.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	11%	—	—
Expense Ratio[4]	0.19%	—	—
Short-Term Reserves	0.2%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.99
Beta	1.00	0.97

Sector Diversification (% of equity exposure)
		Target	Broad
Portfolio		Index[1]	Index[2]
Consumer Discretionary	9.6%	9.6%	10.3%
Consumer Staples	11.4	11.4	9.9
Energy	11.5	11.5	10.6
Financials	14.4	14.4	16.0
Health Care	12.6	12.6	12.6
Industrials	10.2	10.2	10.6
Information Technology	19.8	19.8	19.3
Materials	3.6	3.6	4.0
Telecommunication
Services	3.2	3.2	2.9
Utilities	3.7	3.7	3.8

Ten Largest Holdings[5] (% of total net assets)
Exxon Mobil Corp.	integrated oil
	and gas	3.3%
Microsoft Corp.	systems software	2.4
Apple Inc.	computer hardware	1.9
Johnson & Johnson	pharmaceuticals	1.8
Procter & Gamble Co.	household products	1.8
International Business
Machines Corp.	computer hardware	1.7
AT&T Inc.	integrated
	telecommunication
	services	1.7
JPMorgan Chase & Co.	diversified financial
	services	1.7
General Electric Co.	industrial
	conglomerates	1.6
Chevron Corp.	integrated oil
	and gas	1.6
Top Ten		19.5%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 The expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the expense ratio was 0.19%.
5 The holdings listed exclude any temporary cash investments and equity index products.

3

Vanguard Equity Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 1999–December 31, 2009
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended December 31, 2009			Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Equity Index Portfolio	26.44%	0.38%	–1.00%	$9,043
Dow Jones U.S. Total Stock Market Index	29.35	1.09	–0.17	9,828
S&P 500 Index	26.46	0.42	–0.95	9,090
Large-Cap Core Funds Average[1]	27.46	–0.15	–2.21	8,001

Fiscal Year Total Returns (%): December 31, 1999–December 31, 2009

1 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

4

Vanguard Equity Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2009

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (9.6%)
	McDonald’s Corp.	213,587	13,336
	Walt Disney Co.	380,558	12,273
	Home Depot Inc.	336,476	9,734
	Comcast Corp. Class A	538,280	9,075
*	Amazon.com Inc.	66,047	8,885
	Target Corp.	148,939	7,204
	Lowe’s Cos. Inc.	291,304	6,814
	Time Warner Inc.	231,035	6,732
*	Ford Motor Co.	654,405	6,544
*	DIRECTV Class A	189,337	6,314
	News Corp. Class A	445,910	6,105
	NIKE Inc. Class B	77,164	5,098
	Johnson Controls Inc.	132,813	3,618
*	Viacom Inc. Class B	120,202	3,574
	Staples Inc.	143,283	3,523
*	Starbucks Corp.	147,042	3,391
*	Kohl’s Corp.	60,715	3,274
	Yum! Brands Inc.	92,632	3,239
	TJX Cos. Inc.	83,130	3,038
	Time Warner Cable Inc.	69,806	2,889
*	Carnival Corp.	86,535	2,742
	Best Buy Co. Inc.	67,608	2,668
	Omnicom Group Inc.	61,628	2,413
	Coach Inc.	63,174	2,308
	McGraw-Hill Cos. Inc.	62,388	2,091
*	Bed Bath & Beyond Inc.	52,016	2,009
	Gap Inc.	94,254	1,975
*	priceline.com Inc.	8,705	1,902
	CBS Corp. Class B	134,038	1,883
*	Apollo Group Inc. Class A	25,381	1,538
	H&R Block Inc.	66,418	1,502
	Mattel Inc.	71,523	1,429
	Macy’s Inc.	83,330	1,397
	Marriott International Inc.
	Class A	50,090	1,365
	Starwood Hotels & Resorts
	Worldwide Inc.	36,992	1,353
	VF Corp.	17,652	1,293
	Fortune Brands Inc.	29,747	1,285
	JC Penney Co. Inc.	46,667	1,242
	Nordstrom Inc.	32,728	1,230
	Genuine Parts Co.	31,614	1,200
	Whirlpool Corp.	14,707	1,186
	Harley-Davidson Inc.	46,209	1,165
	Sherwin-Williams Co.	18,877	1,164
	International Game
	Technology	58,743	1,103
*	Expedia Inc.	41,734	1,073
	Tiffany & Co.	24,607	1,058
	Ross Stores Inc.	24,662	1,053
*	O’Reilly Automotive Inc.	27,107	1,033
	Ltd Brands Inc.	52,992	1,020
	Darden Restaurants Inc.	27,631	969
*	AutoZone Inc.	5,971	944

			Market
			Value•
		Shares	($000)
	Polo Ralph Lauren Corp.
	Class A	11,414	924
	Newell Rubbermaid Inc.	54,935	825
*,^	Sears Holdings Corp.	9,698	809
	Wynn Resorts Ltd.	13,622	793
	Hasbro Inc.	24,490	785
	Black & Decker Corp.	11,926	773
	Family Dollar Stores Inc.	27,286	759
	Scripps Networks
	Interactive Inc. Class A	17,685	734
*	GameStop Corp. Class A	32,623	716
	Wyndham Worldwide Corp.	35,476	716
*	Interpublic Group of Cos. Inc.	95,767	707
	DeVry Inc.	12,260	696
	Gannett Co. Inc.	46,512	691
*	Goodyear Tire & Rubber Co.	47,684	672
	Pulte Homes Inc.	62,685	627
	Leggett & Platt Inc.	29,944	611
	Abercrombie & Fitch Co.	17,439	608
	DR Horton Inc.	54,727	595
	Washington Post Co. Class B	1,228	540
	RadioShack Corp.	24,780	483
	Harman International
	Industries Inc.	13,632	481
*	Big Lots Inc.	16,334	473
	Comcast Corp.	26,563	425
	Lennar Corp. Class A	31,745	405
*	Office Depot Inc.	54,396	351
*	AutoNation Inc.	18,141	347
*	New York Times Co. Class A	23,211	287
	Meredith Corp.	7,302	225
*	Eastman Kodak Co.	53,153	224
			188,535
Consumer Staples (11.3%)
	Procter & Gamble Co.	578,478	35,073
	Coca-Cola Co.	458,833	26,154
	Wal-Mart Stores Inc.	422,451	22,580
	PepsiCo Inc.	308,980	18,786
	Philip Morris
	International Inc.	377,162	18,176
	CVS Caremark Corp.	279,160	8,992
	Colgate-Palmolive Co.	98,445	8,087
	Altria Group Inc.	410,043	8,049
	Kraft Foods Inc.	292,356	7,946
	Walgreen Co.	195,694	7,186
	Kimberly-Clark Corp.	82,265	5,241
	Costco Wholesale Corp.	86,323	5,108
	General Mills Inc.	64,648	4,578
	Archer-Daniels-Midland Co.	127,119	3,980
	Sysco Corp.	117,117	3,272
	Kellogg Co.	50,370	2,680
	HJ Heinz Co.	62,472	2,671
	Avon Products Inc.	84,581	2,664
	Kroger Co.	128,807	2,644
	Lorillard Inc.	31,838	2,554
	ConAgra Foods Inc.	87,659	2,021

			Market
			Value•
		Shares	($000)
	Reynolds American Inc.	33,479	1,773
	Mead Johnson Nutrition Co.
	Class A	40,456	1,768
	Safeway Inc.	80,499	1,714
	Clorox Co.	27,704	1,690
	Sara Lee Corp.	138,114	1,682
	JM Smucker Co.	23,584	1,456
	Dr Pepper Snapple
	Group Inc.	50,323	1,424
	Molson Coors Brewing Co.
	Class B	31,142	1,406
	Coca-Cola Enterprises Inc.	62,925	1,334
	Campbell Soup Co.	37,603	1,271
	Hershey Co.	32,870	1,176
	Brown-Forman Corp.
	Class B	21,743	1,165
	Estee Lauder Cos. Inc.
	Class A	23,258	1,125
	Pepsi Bottling Group Inc.	28,571	1,071
	McCormick & Co. Inc.	25,865	935
*	Whole Foods Market Inc.	27,755	762
	Tyson Foods Inc. Class A	60,632	744
*	Dean Foods Co.	35,505	641
*	Constellation Brands Inc.
	Class A	39,403	628
	SUPERVALU Inc.	42,037	534
	Hormel Foods Corp.	13,790	530
			223,271
Energy (11.5%)
	Exxon Mobil Corp.	939,902	64,092
	Chevron Corp.	397,283	30,587
	Schlumberger Ltd.	237,764	15,476
	ConocoPhillips	293,815	15,005
	Occidental Petroleum Corp.	160,623	13,067
	Apache Corp.	66,582	6,869
	Devon Energy Corp.	87,887	6,460
	Anadarko Petroleum Corp.	97,311	6,074
	Halliburton Co.	178,526	5,372
	XTO Energy Inc.	114,890	5,346
	EOG Resources Inc.	49,974	4,862
	Marathon Oil Corp.	140,124	4,375
	National Oilwell Varco Inc.	82,853	3,653
	Hess Corp.	57,684	3,490
	Chesapeake Energy Corp.	128,244	3,319
*	Southwestern Energy Co.	68,415	3,298
	Spectra Energy Corp.	128,063	2,627
	Baker Hughes Inc.	61,393	2,485
	Noble Energy Inc.	34,407	2,450
	Williams Cos. Inc.	115,470	2,434
	Peabody Energy Corp.	53,052	2,398
	Murphy Oil Corp.	37,835	2,051
*	Cameron International Corp.	48,430	2,024
	Valero Energy Corp.	111,743	1,872
	Consol Energy Inc.	35,846	1,785
	Range Resources Corp.	31,263	1,558
*	FMC Technologies Inc.	24,187	1,399

5

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	El Paso Corp.	138,800	1,364
	Diamond Offshore
	Drilling Inc.	13,793	1,357
	Smith International Inc.	48,970	1,330
*	Nabors Industries Ltd.	56,131	1,229
	Pioneer Natural
	Resources Co.	22,849	1,101
	BJ Services Co.	57,965	1,078
	Cabot Oil & Gas Corp.	20,483	893
*	Denbury Resources Inc.	49,465	732
	Massey Energy Co.	16,959	712
	Sunoco Inc.	23,014	601
*	Rowan Cos. Inc.	22,558	511
	Tesoro Corp.	28,023	380
			225,716
Financials (14.3%)
	JPMorgan Chase & Co.	780,190	32,511
	Bank of America Corp.	1,967,305	29,628
	Wells Fargo & Co.	1,011,892	27,311
	Goldman Sachs Group Inc.	101,777	17,184
	Citigroup Inc.	3,860,695	12,779
	American Express Co.	235,343	9,536
	US Bancorp	378,456	8,519
	Morgan Stanley	269,023	7,963
	Bank of New York
	Mellon Corp.	238,300	6,665
	MetLife Inc.	162,082	5,730
	Travelers Cos. Inc.	108,129	5,391
	PNC Financial Services
	Group Inc.	91,385	4,824
	Prudential Financial Inc.	91,893	4,573
	Simon Property Group Inc.	56,797	4,532
	CME Group Inc.	13,168	4,424
	Aflac Inc.	92,610	4,283
	State Street Corp.	97,928	4,264
	Charles Schwab Corp.	188,651	3,550
	BB&T Corp.	136,144	3,454
	Capital One Financial Corp.	89,106	3,416
	Chubb Corp.	67,629	3,326
	Allstate Corp.	106,204	3,190
	Franklin Resources Inc.	29,539	3,112
	T Rowe Price Group Inc.	51,007	2,716
	Loews Corp.	71,476	2,598
	Northern Trust Corp.	47,859	2,508
*	Progressive Corp.	133,474	2,401
	Marsh & McLennan
	Cos. Inc.	104,402	2,305
	Public Storage	26,881	2,189
	Vornado Realty Trust	31,064	2,173
	AON Corp.	54,222	2,079
	SunTrust Banks Inc.	98,800	2,005
	Ameriprise Financial Inc.	50,548	1,962
	Invesco Ltd.	83,408	1,959
	Equity Residential	54,700	1,848
	Boston Properties Inc.	27,478	1,843
	HCP Inc.	57,918	1,769
	Hartford Financial Services
	Group Inc.	75,892	1,765
*	IntercontinentalExchange Inc.	14,571	1,636
	Discover Financial Services	107,457	1,581
	Fifth Third Bancorp	157,496	1,536
	Principal Financial Group Inc.	63,153	1,518
	Lincoln National Corp.	59,815	1,488
	Host Hotels & Resorts Inc.	124,931	1,458
	Ventas Inc.	30,993	1,356
	AvalonBay Communities Inc.	16,118	1,323
	NYSE Euronext	51,474	1,302
	Hudson City Bancorp Inc.	93,629	1,286

			Market
			Value•
		Shares	($000)
	Unum Group	65,723	1,283
	ProLogis	93,695	1,283
	Regions Financial Corp.	235,040	1,243
	XL Capital Ltd. Class A	67,443	1,236
	Plum Creek Timber Co. Inc.	32,242	1,217
	People’s United Financial Inc.	68,926	1,151
	M&T Bank Corp.	16,408	1,098
*	Genworth Financial Inc.
	Class A	96,608	1,097
	Kimco Realty Corp.	79,550	1,076
	Health Care REIT Inc.	24,256	1,075
*	SLM Corp.	93,835	1,058
	Moody’s Corp.	38,854	1,041
	Legg Mason Inc.	32,224	972
	KeyCorp	174,337	968
*	Leucadia National Corp.	37,681	896
	Comerica Inc.	29,928	885
	Cincinnati Financial Corp.	32,029	840
*	American International
	Group Inc.	26,708	801
*	CB Richard Ellis Group Inc.
	Class A	53,644	728
	Torchmark Corp.	16,404	721
	Assurant Inc.	23,001	678
*	First Horizon National Corp.	43,958	589
*	NASDAQ OMX Group Inc.	29,057	576
	Marshall & Ilsley Corp.	100,015	545
*	E*Trade Financial Corp.	307,412	538
	Huntington Bancshares Inc.	142,445	520
	Janus Capital Group Inc.	36,133	486
	Federated Investors Inc.
	Class B	17,477	481
	Apartment Investment &
	Management Co.	23,453	373
	Zions Bancorporation	27,635	355
			282,579
Health Care (12.6%)
	Johnson & Johnson	546,263	35,185
	Pfizer Inc.	1,597,619	29,061
	Merck & Co. Inc.	604,782	22,099
	Abbott Laboratories	306,302	16,537
*	Amgen Inc.	200,317	11,332
	Medtronic Inc.	219,005	9,632
	Bristol-Myers Squibb Co.	338,845	8,556
*	Gilead Sciences Inc.	178,107	7,708
	Eli Lilly & Co.	200,144	7,147
	UnitedHealth Group Inc.	230,010	7,011
	Baxter International Inc.	119,361	7,004
*	Medco Health Solutions Inc.	94,356	6,030
*	WellPoint Inc.	90,738	5,289
*	Celgene Corp.	90,975	5,065
*	Express Scripts Inc.	54,438	4,706
*	Thermo Fisher Scientific Inc.	80,803	3,854
	Allergan Inc.	60,860	3,835
	Becton Dickinson and Co.	46,929	3,701
	McKesson Corp.	53,085	3,318
*	Biogen Idec Inc.	57,288	3,065
	Stryker Corp.	55,907	2,816
	Aetna Inc.	85,846	2,721
*	Boston Scientific Corp.	298,899	2,690
*	Genzyme Corp.	52,522	2,574
*	Zimmer Holdings Inc.	42,206	2,495
*	St Jude Medical Inc.	66,215	2,435
	Cardinal Health Inc.	71,785	2,314
*	Intuitive Surgical Inc.	7,545	2,289
*	Forest Laboratories Inc.	59,784	1,920
	CIGNA Corp.	54,119	1,909
	Quest Diagnostics Inc.	30,788	1,859

			Market
			Value•
		Shares	($000)
*	Life Technologies Corp.	35,227	1,840
*	Hospira Inc.	31,999	1,632
*	Laboratory Corp. of
	America Holdings	21,041	1,575
	CR Bard Inc.	19,171	1,493
	AmerisourceBergen Corp.
	Class A	57,080	1,488
*	Humana Inc.	33,645	1,477
*	DaVita Inc.	20,284	1,191
*	Waters Corp.	18,788	1,164
*	Varian Medical Systems Inc.	24,654	1,155
*	Mylan Inc.	60,579	1,116
	DENTSPLY International Inc.	30,004	1,055
*	Cephalon Inc.	14,818	925
*	CareFusion Corp.	34,875	872
*	Watson Pharmaceuticals Inc.	20,961	830
*	Millipore Corp.	11,083	802
	IMS Health Inc.	36,185	762
*	Coventry Health Care Inc.	29,171	709
*	King Pharmaceuticals Inc.	49,173	603
*	Patterson Cos. Inc.	18,440	516
	PerkinElmer Inc.	23,096	476
*	Tenet Healthcare Corp.	86,794	468
			248,306
Industrials (10.2%)
	General Electric Co.	2,108,014	31,894
	United Technologies Corp.	185,682	12,888
	3M Co.	140,143	11,586
	United Parcel Service Inc.
	Class B	196,517	11,274
	Boeing Co.	143,854	7,787
	Caterpillar Inc.	123,267	7,025
	Union Pacific Corp.	99,904	6,384
	Emerson Electric Co.	148,883	6,342
	Honeywell International Inc.	150,983	5,919
	General Dynamics Corp.	76,377	5,207
	FedEx Corp.	61,857	5,162
	Burlington Northern
	Santa Fe Corp.	51,917	5,120
	Lockheed Martin Corp.	63,321	4,771
	Deere & Co.	83,751	4,530
	Raytheon Co.	75,848	3,908
	Danaher Corp.	51,561	3,877
	Norfolk Southern Corp.	72,879	3,820
	CSX Corp.	77,734	3,769
	Illinois Tool Works Inc.	76,335	3,663
	Northrop Grumman Corp.	62,147	3,471
	Waste Management Inc.	96,959	3,278
	Precision Castparts Corp.	27,901	3,079
	PACCAR Inc.	71,963	2,610
	Eaton Corp.	32,848	2,090
	L-3 Communications
	Holdings Inc.	23,030	2,002
	CH Robinson Worldwide Inc.	33,199	1,950
	Cummins Inc.	39,957	1,832
	Republic Services Inc.
	Class A	63,962	1,811
	ITT Corp.	36,189	1,800
	Rockwell Collins Inc.	31,152	1,725
	Parker Hannifin Corp.	31,808	1,714
	Southwest Airlines Co.	146,993	1,680
	Fluor Corp.	35,449	1,597
	Goodrich Corp.	24,579	1,579
	Dover Corp.	36,876	1,534
	Expeditors International of
	Washington Inc.	42,040	1,460
	Rockwell Automation Inc.	28,158	1,323
*	First Solar Inc.	9,605	1,301

6

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	WW Grainger Inc.	12,494	1,210
	Fastenal Co.	26,158	1,089
	Flowserve Corp.	11,048	1,044
	Textron Inc.	53,590	1,008
	Masco Corp.	70,755	977
	Roper Industries Inc.	17,957	940
	Pitney Bowes Inc.	41,058	934
*	Jacobs Engineering
	Group Inc.	24,572	924
*	Stericycle Inc.	16,712	922
	RR Donnelley & Sons Co.	40,759	908
	Dun & Bradstreet Corp.	10,342	873
*	Quanta Services Inc.	41,494	865
	Pall Corp.	23,012	833
	Stanley Works	15,914	820
	Avery Dennison Corp.	22,308	814
*	Iron Mountain Inc.	35,708	813
	Robert Half International Inc.	29,739	795
	Equifax Inc.	25,020	773
	Cintas Corp.	26,050	679
	Snap-On Inc.	11,536	487
	Ryder System Inc.	11,023	454
*	Monster Worldwide Inc.	25,021	435
*	Raytheon Co.
	Warrants Exp. 6/16/11	727	11
			201,370
Information Technology (19.8%)
	Microsoft Corp.	1,529,396	46,631
*	Apple Inc.	178,322	37,601
	International Business
	Machines Corp.	260,134	34,052
*	Google Inc. Class A	47,738	29,597
*	Cisco Systems Inc.	1,138,916	27,266
	Hewlett-Packard Co.	469,482	24,183
	Intel Corp.	1,093,307	22,303
	Oracle Corp.	774,247	19,000
	QUALCOMM Inc.	330,751	15,301
	Visa Inc. Class A	88,660	7,754
*	EMC Corp.	403,676	7,052
	Texas Instruments Inc.	247,986	6,463
	Corning Inc.	307,902	5,946
*	eBay Inc.	222,594	5,240
*	Dell Inc.	340,732	4,893
	Mastercard Inc. Class A	19,005	4,865
	Automatic Data
	Processing Inc.	99,871	4,276
*	Yahoo! Inc.	235,692	3,955
*	Adobe Systems Inc.	103,690	3,814
	Applied Materials Inc.	263,962	3,680
	Motorola Inc.	457,328	3,549
*	Symantec Corp.	160,454	2,871
*	Juniper Networks Inc.	103,990	2,773
*	Broadcom Corp. Class A	85,299	2,683
*	Cognizant Technology
	Solutions Corp. Class A	58,418	2,646
	Western Union Co.	136,994	2,582
*	NetApp Inc.	67,133	2,309
*	Agilent Technologies Inc.	68,358	2,124
*	NVIDIA Corp.	109,847	2,052
*	Western Digital Corp.	44,668	1,972
	Paychex Inc.	63,685	1,951
*	Intuit Inc.	62,746	1,927
	Analog Devices Inc.	57,797	1,825
*	Micron Technology Inc.	168,240	1,777
	CA Inc.	78,554	1,764
*	Computer Sciences Corp.	30,196	1,737
*	Salesforce.com Inc.	21,834	1,611

			Market
			Value•
		Shares	($000)
	Amphenol Corp. Class A	33,950	1,568
	Fidelity National Information
	Services Inc.	64,860	1,520
*	Citrix Systems Inc.	36,244	1,508
*	Fiserv Inc.	30,465	1,477
*	BMC Software Inc.	36,347	1,458
	Xerox Corp.	171,986	1,455
*	Sun Microsystems Inc.	149,059	1,397
	Xilinx Inc.	54,790	1,373
	Linear Technology Corp.	44,118	1,347
	Altera Corp.	58,465	1,323
*	SanDisk Corp.	45,131	1,308
*	McAfee Inc.	31,200	1,266
	Harris Corp.	26,041	1,238
	KLA-Tencor Corp.	33,793	1,222
*	Affiliated Computer
	Services Inc. Class A	19,320	1,153
*	Autodesk Inc.	45,271	1,150
*	Red Hat Inc.	37,168	1,148
*	SAIC Inc.	60,355	1,143
*	Electronic Arts Inc.	64,260	1,141
*	Advanced Micro
	Devices Inc.	111,242	1,077
*	Teradata Corp.	33,922	1,066
	Microchip Technology Inc.	36,307	1,055
*	FLIR Systems Inc.	30,063	984
*	VeriSign Inc.	37,864	918
*	Akamai Technologies Inc.	33,752	855
*	LSI Corp.	130,027	781
	National
	Semiconductor Corp.	46,553	715
	Total System Services Inc.	39,108	675
	Jabil Circuit Inc.	37,541	652
*	MEMC Electronic
	Materials Inc.	44,318	604
	Molex Inc.	26,929	580
*	Novellus Systems Inc.	18,989	443
*	Tellabs Inc.	75,858	431
*	QLogic Corp.	22,496	424
*	Lexmark International Inc.
	Class A	15,416	400
*	Teradyne Inc.	34,437	370
*	JDS Uniphase Corp.	43,535	359
*	Compuware Corp.	45,274	327
*	Novell Inc.	69,559	289
			390,225
Materials (3.6%)
	Monsanto Co.	107,929	8,823
*	Freeport-McMoRan
	Copper & Gold Inc.	85,093	6,832
	Dow Chemical Co.	226,396	6,255
	EI du Pont
	de Nemours & Co.	178,863	6,022
	Praxair Inc.	60,724	4,877
	Newmont Mining Corp.	97,039	4,591
	Air Products &
	Chemicals Inc.	41,976	3,403
	Alcoa Inc.	192,853	3,109
	Nucor Corp.	62,368	2,909
	International Paper Co.	85,780	2,297
	Ecolab Inc.	47,037	2,097
	PPG Industries Inc.	33,092	1,937
	Weyerhaeuser Co.	41,866	1,806
	United States Steel Corp.	28,387	1,565
	Vulcan Materials Co.	24,777	1,305
	Sigma-Aldrich Corp.	24,146	1,220
	Cliffs Natural Resources Inc.	25,818	1,190

			Market
			Value•
		Shares	($000)
*	Owens-Illinois Inc.	33,369	1,097
	MeadWestvaco Corp.	33,878	970
	Ball Corp.	18,636	964
	CF Industries Holdings Inc.	9,594	871
	Allegheny Technologies Inc.	19,373	867
	Eastman Chemical Co.	14,353	865
	FMC Corp.	14,347	800
	Airgas Inc.	16,214	772
	Sealed Air Corp.	31,516	689
	International Flavors &
	Fragrances Inc.	15,642	644
	Bemis Co. Inc.	21,381	634
*	Pactiv Corp.	26,142	631
	AK Steel Holding Corp.	21,600	461
*	Titanium Metals Corp.	16,800	210
			70,713
Telecommunication Services (3.2%)
	AT&T Inc.	1,168,345	32,749
	Verizon
	Communications Inc.	562,422	18,633
*	American Tower Corp.
	Class A	79,521	3,436
*	Sprint Nextel Corp.	587,545	2,150
	CenturyTel Inc.	58,919	2,134
	Qwest Communications
	International Inc.	293,747	1,237
	Windstream Corp.	86,027	945
	Frontier
	Communications Corp.	61,936	484
*	MetroPCS
	Communications Inc.	52,192	398
			62,166
Utilities (3.7%)
	Exelon Corp.	130,509	6,378
	Southern Co.	158,389	5,277
	Dominion Resources Inc.	118,231	4,602
	Duke Energy Corp.	258,228	4,444
	FPL Group Inc.	81,820	4,322
	Public Service Enterprise
	Group Inc.	100,132	3,329
	American Electric
	Power Co. Inc.	94,562	3,290
	PG&E Corp.	73,419	3,278
	Entergy Corp.	37,421	3,063
	FirstEnergy Corp.	60,330	2,802
	Sempra Energy	48,830	2,733
	Consolidated Edison Inc.	55,556	2,524
	PPL Corp.	74,650	2,412
	Progress Energy Inc.	55,349	2,270
	Edison International	64,509	2,244
	Xcel Energy Inc.	90,417	1,919
*	AES Corp.	132,211	1,760
	Questar Corp.	34,582	1,438
	DTE Energy Co.	32,630	1,422
	Constellation Energy
	Group Inc.	39,837	1,401
	Ameren Corp.	46,911	1,311
	Wisconsin Energy Corp.	23,045	1,148
	EQT Corp.	25,953	1,140
	CenterPoint Energy Inc.	77,317	1,122
	Northeast Utilities	34,756	896
	NiSource Inc.	54,472	838
	SCANA Corp.	21,851	823
	Allegheny Energy Inc.	33,572	788
	Pepco Holdings Inc.	43,716	737
	Pinnacle West Capital Corp.	19,957	730
	CMS Energy Corp.	45,381	711

7

Vanguard Equity Index Portfolio

		Market
		Value•
	Shares	($000)
TECO Energy Inc.	42,349	687
Integrys Energy Group Inc.	15,122	635
Nicor Inc.	8,938	376
		72,850
Total Common Stocks (Cost $2,148,072)		1,965,731
Temporary Cash Investments (0.4%)[1]
Money Market Fund (0.4%)
2,3 Vanguard Market Liquidity
Fund, 0.187%	6,723,445	6,723

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
4,5 Freddie Mac Discount
Notes, 0.230%, 6/21/10	300	300
Total Temporary Cash Investments
(Cost $7,023)		7,023
Total Investments (100.2%)
(Cost $2,155,095)		1,972,754
Other Assets and Liabilities (–0.2%)
Other Assets		3,821
Liabilities[3]		(7,753)
		(3,932)
Net Assets (100%)
Applicable to 93,257,165 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,968,822
Net Asset Value Per Share		$21.11

At December 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	2,093,129
Undistributed Net Investment Income	35,858
Accumulated Net Realized Gains	22,142
Unrealized Appreciation (Depreciation)
Investment Securities	(182,341)
Futures Contracts	34
Net Assets	1,968,822

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $618,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.0% and 0.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $644,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $300,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard Equity Index Portfolio

Statement of Operations

Year Ended
December 31, 2009
($000)
Investment Income
Income
Dividends	41,719
Interest[1]	38
Security Lending	828
Total Income	42,585
Expenses
The Vanguard Group—Note B
Investment Advisory Services	137
Management and Administrative	2,399
Marketing and Distribution	411
Custodian Fees	71
Auditing Fees	24
Shareholders’ Reports and Proxies	72
Trustees’ Fees and Expenses	3
Total Expenses	3,117
Net Investment Income	39,468
Realized Net Gain (Loss)
Investment Securities Sold	21,607
Futures Contracts	1,260
Realized Net Gain (Loss)	22,867
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	351,476
Futures Contracts	(197)
Change in Unrealized Appreciation
(Depreciation)	351,279
Net Increase (Decrease) in Net Assets
Resulting from Operations	413,614

Statement of Changes in Net Assets

	Year Ended December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	39,468	43,368
Realized Net Gain (Loss)	22,867	29,951
Change in Unrealized Appreciation (Depreciation)	351,279	(955,543)
Net Increase (Decrease) in Net Assets Resulting from Operations	413,614	(882,224)
Distributions
Net Investment Income	(43,593)	(42,989)
Realized Capital Gain[2]	(30,515)	(73,240)
Total Distributions	(74,108)	(116,229)
Capital Share Transactions
Issued	312,997	373,936
Issued in Lieu of Cash Distributions	74,108	116,229
Redeemed	(270,521)	(352,259)
Net Increase (Decrease) from Capital Share Transactions	116,584	137,906
Total Increase (Decrease)	456,090	(860,547)
Net Assets
Beginning of Period	1,512,732	2,373,279
End of Period[3]	1,968,822	1,512,732

1 Interest income from an affiliated company of the portfolio was $29,000.
2 Includes fiscal 2009 and 2008 short-term gain distributions totaling $0 and $1,592,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed net investment income of $35,858,000 and $39,983,000.
See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard Equity Index Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$17.61	$29.54	$29.66	$27.87	$28.29
Investment Operations
Net Investment Income	.419	.520	.530	.470	.480
Net Realized and Unrealized Gain (Loss)
on Investments	3.931	(10.990)	.990	3.660	.770
Total from Investment Operations	4.350	(10.470)	1.520	4.130	1.250
Distributions
Dividends from Net Investment Income	(.500)	(.540)	(.470)	(.480)	(.500)
Distributions from Realized Capital Gains	(.350)	(.920)	(1.170)	(1.860)	(1.170)
Total Distributions	(.850)	(1.460)	(1.640)	(2.340)	(1.670)
Net Asset Value, End of Period	$21.11	$17.61	$29.54	$29.66	$27.87

Total Return	26.44%	–36.93%	5.38%	15.71%	4.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,969	$1,513	$2,373	$2,203	$1,813
Ratio of Total Expenses to
Average Net Assets	0.19%	0.14%	0.14%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.40%	2.18%	1.82%	1.80%	1.78%
Portfolio Turnover Rate	11%	10%	8%	10%	13%

Notes to Financial Statements

Vanguard Variable Insurance Fund Equity Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

10

Vanguard Equity Index Portfolio

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2009, the portfolio had contributed capital of $387,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.15% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 — Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of December 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,965,731	—	—
Temporary Cash Investments	6,723	300	—
Futures Contracts—Liabilities[1]	(28)	—	—
Total	1,972,426	300	—
1 Represents variation margin on the last day of the reporting period.

11

Vanguard Equity Index Portfolio

D. At December 31, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
S&P 500 Index	March 2010	10	2,777	34

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2009, the portfolio had $45,831,000 of ordinary income and $16,058,000 of long-term capital gains available for distribution.

At December 31, 2009, the cost of investment securities for tax purposes was $2,155,124,000. Net unrealized depreciation of investment securities for tax purposes was $182,370,000, consisting of unrealized gains of $248,740,000 on securities that had risen in value since their purchase and $431,110,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2009, the portfolio purchased $259,635,000 of investment securities and sold $171,457,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2009	2008
	Shares	Shares
	(000)	(000)
Issued	17,903	16,033
Issued in Lieu of Cash Distributions	4,778	4,609
Redeemed	(15,314)	(15,086)
Net Increase (Decrease) in Shares Outstanding	7,367	5,556

H. In preparing the financial statements as of December 31, 2009, management considered the impact of subsequent events occurring through February 10, 2010, for potential recognition or disclosure in these financial statements.

12

Vanguard Equity Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Equity Index Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and broker and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 10, 2010

Special 2009 tax information (unaudited) for corporate shareholders only for Vanguard
Variable Insurance Fund Equity Index Portfolio

This information for the fiscal year ended December 31, 2009, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $30,515,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 89.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

13

Vanguard Equity Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Index Portfolio	6/30/2009	12/31/2009	Period[1]
Based on Actual Fund Return	$1,000.00	$1,225.19	$1.07
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.25	0.97

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.19%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

14

Vanguard® Growth Portfolio

The Growth Portfolio benefited from mutually reinforcing tailwinds during 2009. First, after experiencing the worst bear market in decades, stocks hit bottom in March and then began a strong rally that lasted for the remainder of the year. Second, the market favored growth stocks, which grew about twice as fast as value stocks. And, third, the rally favored information technology stocks—the Growth Portfolio’s largest sector holding, representing about a third of its assets.

These favorable trends helped the Growth Portfolio return 35.05%, an 11-year high, for the 12 months ended December 31, 2009. This was about the same as the average return of large-cap growth funds, but a few steps behind the return of the portfolio’s benchmark index.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Tech sector holdings drove the portfolio’s return
The portfolio’s holdings in information technology contributed about half its return. Indeed, six of its top ten contributors came from the sector, including Google, Apple, and QUALCOMM.

Other contributors among these top ten—which together were responsible for about two-thirds of the portfolio’s return—represented a variety of sectors, such as Goldman Sachs and JPMorgan Chase in financials; Schlumberger, the global oilfield services company, in energy; and Kohl’s, the department store, in consumer discretionary. Another notable holding in the portfolio was Freeport-McMoRan Copper & Gold, the materials sector firm.

This variety reflects the advisors’ investment approach: to concentrate the portfolio’s firepower on a relatively small number of the market’s largest growth stocks, wherever they are. (This, of course, can magnify results, either positively or negatively.)

Other than consumer discretionary, these sectors did well when compared with their counterparts in the index. The advisors invested heavily in some of the financial sector’s best performers, and in tech and energy had successes as well as some missed opportunities. In the consumer discretionary sector, by contrast, the advisors generally invested in some of the sector’s weaker performers.

Similarly, the advisors’ health care choices fared poorly relative to health care stocks in the benchmark, primarily because of the portfolio’s biotech holdings. This was so despite bright spots such as Genetech, itself a biotech firm.

A diversified portfolio is always in season
The Growth Portfolio has ended the past two unusually volatile years on welcome notes by performing well compared with its benchmark index and peers. The portfolio’s advisors deserve much credit for that performance.

Of course, a single year’s result is only part of a long-term record. And, in truth, the portfolio’s performance in recent years has not consistently matched that of its benchmark, as you can see in the table. Going forward, we have confidence in our advisors and their approach to large-cap growth investing, and we believe that the portfolio has the potential to produce competitive returns over the long term.

Keep in mind, however, that a portfolio should be balanced among stocks, bonds, and cash reserves, and diversified within these asset classes—holding both growth and value stocks, for example. The exact mix of assets should be based on your unique objectives, time horizon, and risk tolerance. The Growth Portfolio can play an important role in such a diversified portfolio.

Total Returns
		Ten Years Ended
		December 31, 2009
	Year Ended	Average
	December 31, 2009	Annual Return
Vanguard Growth Portfolio	35.05%	–6.73%
Russell 1000 Growth Index	37.21	–3.99
Large-Cap Growth Funds Average[1]	35.40	–4.43

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Large-Cap
		Growth Funds
	Portfolio	Average
Growth Portfolio	0.43%	1.34%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the portfolio’s expense ratio was 0.40%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

1

Vanguard Growth Portfolio

Advisors’ Report

The Growth Portfolio returned 35.05% for the 12 months ended December 31, 2009, compared with 37.21% for its benchmark, the Russell 100 Growth Index, and 35.40% for competing large-capitalization growth funds.

The portfolio is overseen by two independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the portfolio’s diversification. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during 2009 and of the effect this environment had on the portfolio’s positioning. These reports were prepared on January 12, 2010.

AllianceBernstein L.P.

Portfolio Managers:
James G. Reilly, Executive Vice President

P. Scott Wallace, CFA, Senior Vice President

After plunging at the start of the year, U.S. equities came roaring back in 2009. The S&P 500 climbed more than 65% from its March nadir, amid gradually growing investor confidence that the worst of the global financial crisis was over and that the economy and corporate profits were beginning to recover. Despite a sharp first-quarter decline, the S&P 500 finished 2009 up 26.46%, including a 6.04% gain in the fourth quarter.

Growth outperformed value and the broad market for the year, with the Russell 1000 Growth Index up 37.21%. The first and fourth quarters favored growth, while value stocks rallied in the middle two periods. This pattern was very much in sync with wholesale shifts in investor attitudes toward risk across styles: At first investors shunned risk altogether, then signs of economic recovery prompted them to embrace stocks that previously had been considered high-risk and whose prices had plunged most precipitously. By the fourth quarter, however, a more discriminating attitude toward risk was becoming evident.

For the 12 months ended December 31, the portfolio’s performance was hindered primarily by our consumer discretionary holdings, while health care holdings Gilead Sciences and Celgene were the largest individual detractors. Materials-sector stocks were the biggest overall contributors to relative performance, while technology holdings Google and Apple were the largest individual contributors.

Although we are disappointed by the portfolio’s underperformance for the year, we are happy to see renewed signs that the growth style is coming to the forefront. In our view, the stage is set for a continued rebound for the growth style. Despite broader expectations for earnings stability for growth companies than for value companies, investors have recently been valuing the two styles’ earnings streams comparably. We believe this sets the groundwork for our holdings to distinguish themselves as investors become more discriminating. Our

Vanguard Growth Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
AllianceBernstein L.P.	65	168	Uses a fundamentally based, research-driven approach
			to large-cap growth investing; seeks a diversified
			investment portfolio of successful, well-managed
			companies with sustainable competitive advantages,
			superior prospective growth, and relative valuations
			that are not fully discounted.
William Blair & Company, L.L.C.	33	86	Uses a fundamental investment approach in pursuit
			of superior, long-term investment results from growth-
			oriented companies with leadership positions and
			strong market presence.
Cash Investments	2	6	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

2

Vanguard Growth Portfolio

positioning is supported by our research, and we expect to be ultimately rewarded as the cycle continues.

William Blair & Company, L.L.C.

Portfolio Manager:
John F. Jostrand, CFA, Principal

Overall, investment results in 2009 were strong despite rapid shifts in market sentiment that created high levels of volatility and uncertainty. A significant rally began in March as a result of stabilization and improvement in the economy. Many investors were opportunistic and looked ahead to when significant government rescue efforts would take effect globally. Investors focused on raw materials and commodity-related stocks that would benefit from an increase in global demand. They also flocked to smaller-capitalization, lower-valuation, higher-beta, and more cyclical stocks, which had severely declined amid questions about their ability to survive under economic duress.

Our performance was influenced primarily by two factors: lack of exposure to smaller-capitalization stocks and cash drag. Historically, in the early stages of economic recovery, smaller-caps outperform larger-caps. Recognizing this fact, from March through May we increased our exposure to the smaller-cap stocks within the larger-cap universe—those with capitalizations of roughly $3 billion to $10 billion—which did very well. While this move assisted results, it could not overcome the significant and powerful cyclical snapback that occurred.

Cash drag was a secondary detractor; while we held only a small amount of cash, this position hurt because we could not take full advantage of a significantly upward-trending market. We also had stock-specific issues in health care and consumer staples.

The greatest positive impact on performance was from our overweighting and good stock selection in technology. The portfolio’s best overall performer was Apple, which rose on strong earnings reports. Another important position was Google, which performed well in a difficult economic environment. Our results were also assisted by having no exposure to utilities, which did poorly, and our overweighting in industrials.

With the economy strengthening, we are optimistic about the prospects for fourth-quarter GDP and company earnings. As we move further into 2010, our view on growth in the economy and company earnings is less certain. The maximum benefit from the rebuilding of inventory levels and from fiscal stimulus will largely be behind us. Also, as the recovery takes hold, the market is likely to anticipate higher interest rates. As a result of these factors, economic and company-earnings growth may decelerate in the second half of 2010, putting a damper on financial markets.

The extremely volatile markets of the past two years have been driven by non-fundamental factors. By contrast, we believe that investors in 2010 will focus on the fundamentals—those characteristics of a company that will deliver solid earnings growth. This environment should favor stock pickers. As in the past, we will seek to identify leading companies through our research-intensive investment approach and to create a portfolio that produces competitive long-term results against our benchmark and peers.

3

Vanguard Growth Portfolio

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, portfolio shareholders approved the following two proposals:

Proposal 1 — Elect trustees for each portfolio.*
The individuals listed in the table below were elected as trustees for each portfolio. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the portfolios prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	2,425,238,230	88,077,041	96.5%
Charles D. Ellis	2,405,751,014	107,564,257	95.7%
Emerson U. Fullwood	2,410,939,308	102,375,964	95.9%
Rajiv L. Gupta	2,416,514,339	96,800,932	96.1%
Amy Gutmann	2,406,002,852	107,312,420	95.7%
JoAnn Heffernan Heisen	2,416,649,368	96,665,903	96.2%
F. William McNabb III	2,425,903,403	87,411,868	96.5%
André F. Perold	2,412,392,305	100,922,967	96.0%
Alfred M. Rankin, Jr.	2,423,028,932	90,286,340	96.4%
Peter F. Volanakis	2,427,674,541	85,640,731	96.6%
* Results are for all portfolios within the same trust.

Proposal 2—Update and standardize the portfolios’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the portfolios to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Portfolio	For	Abstain	Against	Non-Votes	For
Growth Portfolio
2a	19,493,108	438,776	1,008,443	0	93.1%
2b	18,783,336	543,565	1,613,426	0	89.7%
2c	18,517,695	491,749	1,930,883	0	88.4%
2d	18,553,373	491,425	1,895,530	0	88.6%
2e	18,643,158	467,141	1,830,028	0	89.0%
2f	19,168,819	473,638	1,297,870	0	91.5%
2g	19,197,642	512,155	1,230,530	0	91.7%

4

Vanguard Growth Portfolio

Portfolio Profile
As of December 31, 2009

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	77	623	4,201
Median Market Cap	$49.5B	$39.2B	$30.7B
Price/Earnings Ratio	37.6x	25.7x	35.7x
Price/Book Ratio	2.8x	3.6x	2.1x
Yield[3]	0.6%	1.5%	1.8%
Return on Equity	22.8%	24.0%	19.3%
Earnings Growth Rate	18.4%	15.5%	8.1%
Foreign Holdings	6.0%	0.0%	0.0%
Turnover Rate	95%	—	—
Expense Ratio[4]	0.43%	—	—
Short-Term Reserves	0.7%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.98	0.94
Beta	0.95	0.91

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer
Discretionary	8.9%	10.5%	10.3%
Consumer Staples	5.7	15.7	9.9
Energy	8.3	4.1	10.6
Financials	13.4	5.0	16.0
Health Care	14.4	15.9	12.6
Industrials	11.2	10.2	10.6
Information
Technology	32.6	33.2	19.3
Materials	5.3	3.9	4.0
Telecommunication
Services	0.1	0.6	2.9
Utilities	0.1	0.9	3.8

Ten Largest Holdings[5] (% of total net assets)
Google Inc. Class A	internet software
	and services	6.0%
Apple Inc.	computer hardware	5.9
The Goldman	investment banking
Sachs Group, Inc.	and brokerage	3.7
QUALCOMM Inc.	communications
	equipment	3.6
Hewlett-Packard Co.	computer hardware	3.6
Schlumberger Ltd.	oil and
	gas equipment
	and services	3.3
Microsoft Corp.	systems software	3.2
JPMorgan Chase & Co.	diversified financial
	services	3.2
Alcon Inc.	health care supplies	3.1
Intel Corp.	semiconductors	2.4
Top Ten		38.0%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 1000 Growth Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 The expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the portfolio’s expense ratio was 0.40%.
5 The holdings listed exclude any temporary cash investments and equity index products.

5

Vanguard Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 1999–December 31, 2009
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended December 31, 2009			Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Growth Portfolio	35.05%	1.05%	–6.73%	$4,981
Dow Jones U.S. Total Stock Market Index	29.35	1.09	–0.17	9,828
Russell 1000 Growth Index	37.21	1.63	–3.99	6,658
Large-Cap Growth Funds Average[1]	35.40	0.73	–4.43	6,353

Fiscal-Year Total Returns (%): December 31, 1999–December 31, 2009

1 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

6

Vanguard Growth Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2009

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.3%)[1]
Consumer Discretionary (8.6%)
*	Kohl’s Corp.	107,665	5,806
	Johnson Controls Inc.	150,800	4,108
	Target Corp.	68,000	3,289
	McDonald’s Corp.	30,900	1,929
*	Discovery
	Communications Inc.
	Class A	54,500	1,672
	Yum! Brands Inc.	39,800	1,392
	Comcast Corp. Class A	81,100	1,367
*	O’Reilly Automotive Inc.	29,300	1,117
*	Hyatt Hotels Corp. Class A	22,000	656
	Walt Disney Co.	18,800	606
*	Carnival Corp.	14,700	466
			22,408
Consumer Staples (5.4%)
	PepsiCo Inc.	90,100	5,478
	Costco Wholesale Corp.	57,500	3,402
	Colgate-Palmolive Co.	25,650	2,107
	Wal-Mart Stores Inc.	22,150	1,184
*	Anheuser-Busch InBev
	NV ADR	16,600	864
	CVS Caremark Corp.	20,090	647
	Mead Johnson Nutrition Co.
	Class A	10,400	455
			14,137
Energy (8.0%)
	Schlumberger Ltd.	133,440	8,686
	Suncor Energy Inc.	105,970	3,742
	Occidental Petroleum Corp.	43,800	3,563
*	Cameron International Corp.	53,620	2,241
	EOG Resources Inc.	11,160	1,086
	Apache Corp.	10,360	1,069
	National Oilwell Varco Inc.	11,300	498
			20,885

			Market
			Value•
		Shares	($000)
Exchange-Traded Fund (0.2%)
2	Vanguard Growth ETF	8,500	451

Financials (13.0%)
	Goldman Sachs Group Inc.	57,318	9,678
	JPMorgan Chase & Co.	199,400	8,309
	CME Group Inc.	13,351	4,485
	Franklin Resources Inc.	38,600	4,066
	Credit Suisse Group
	AG ADR	49,200	2,419
	Bank of America Corp.	142,800	2,150
	Invesco Ltd.	74,100	1,741
	Principal Financial Group Inc.	25,000	601
	Wells Fargo & Co.	12,300	332
			33,781
Health Care (14.1%)
	Alcon Inc.	48,765	8,015
*	Gilead Sciences Inc.	130,110	5,631
	Baxter International Inc.	95,720	5,617
*	Celgene Corp.	74,400	4,143
	Teva Pharmaceutical
	Industries Ltd. ADR	70,810	3,978
*	Thermo Fisher Scientific Inc.	57,750	2,754
*	Medco Health Solutions Inc.	39,900	2,550
	Covidien PLC	30,200	1,446
	Allergan Inc.	22,270	1,403
*	Vertex Pharmaceuticals Inc.	25,700	1,101
			36,638
Industrials (10.9%)
	Danaher Corp.	73,095	5,497
	Illinois Tool Works Inc.	97,800	4,693
	United Parcel Service Inc.
	Class B	63,790	3,660
	Goodrich Corp.	35,700	2,294
	Cooper Industries PLC	49,100	2,094
	Rockwell Automation Inc.	41,900	1,968
	WW Grainger Inc.	17,900	1,733
	Roper Industries Inc.	28,570	1,496

			Market
			Value•
		Shares	($000)
	JB Hunt Transport
	Services Inc.	42,440	1,370
	Ingersoll-Rand PLC	32,100	1,147
*	Vestas Wind Systems
	A/S ADR	52,500	1,067
	FedEx Corp.	12,000	1,001
*	Quanta Services Inc.	16,800	350
			28,370
Information Technology (31.9%)
*	Google Inc. Class A	25,220	15,636
*	Apple Inc.	72,406	15,268
	QUALCOMM Inc.	203,635	9,420
	Hewlett-Packard Co.	181,370	9,342
	Microsoft Corp.	274,115	8,358
	Intel Corp.	309,080	6,305
*	EMC Corp.	295,100	5,155
*	Broadcom Corp. Class A	94,800	2,982
*	Cisco Systems Inc.	118,710	2,842
	KLA-Tencor Corp.	52,500	1,898
*	McAfee Inc.	41,700	1,692
	Amphenol Corp. Class A	29,700	1,372
*	Cognizant Technology
	Solutions Corp. Class A	29,100	1,318
*	Activision Blizzard Inc.	88,600	984
*	Lam Research Corp.	12,000	471
			83,043
Materials (5.2%)
*	Freeport-McMoRan
	Copper & Gold Inc.	48,300	3,878
	Air Products &
	Chemicals Inc.	43,300	3,510
	Praxair Inc.	32,920	2,644
^	ArcelorMittal	42,000	1,921
	Vale SA Class B ADR	52,000	1,510
			13,463
Total Common Stocks
(Cost $234,116)			253,176

7

Vanguard Growth Portfolio

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (3.6%)[1]
Money Market Fund (2.8%)
3,4 Vanguard Market Liquidity
Fund, 0.187%	7,404,142	7,404

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.8%)
5,6 Federal Home Loan Bank
Discount Notes, 0.220%,
3/26/10	2,000	1,999
Total Temporary Cash Investments
(Cost $9,403)		9,403
Total Investments (100.9%)
(Cost $243,519)		262,579
Other Assets and Liabilities (–0.9%)
Other Assets		538
Liabilities[4]		(2,986)
		(2,448)
Net Assets (100%)
Applicable to 21,909,658 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		260,131
Net Asset Value Per Share		$11.87

At December 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	533,905
Undistributed Net Investment Income	728
Accumulated Net Realized Losses	(293,629)
Unrealized Appreciation (Depreciation)
Investment Securities	19,060
Futures Contracts	67
Net Assets	260,131

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $1,373,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.7% and 1.2%, respectively, of net assets.
2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $1,440,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
6 Securities with a value of $1,999,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard Growth Portfolio

Statement of Operations

Year Ended
December 31, 2009
($000)
Investment Income
Income
Dividends[1]	2,635
Interest[1]	45
Security Lending	3
Total Income	2,683
Expenses
Investment Advisory Fees—Note B
Basic Fee	260
Performance Adjustment	(37)
The Vanguard Group—Note C
Management and Administrative	530
Marketing and Distribution	43
Custodian Fees	22
Auditing Fees	24
Shareholders’ Reports and Proxies	44
Trustees’ Fees and Expenses	1
Total Expenses	887
Expenses Paid Indirectly	(17)
Net Expenses	870
Net Investment Income	1,813
Realized Net Gain (Loss)
Investment Securities Sold[1]	(10,733)
Futures Contracts	2,469
Realized Net Gain (Loss)	(8,264)
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	75,145
Futures Contracts	(128)
Change in Unrealized Appreciation
(Depreciation)	75,017
Net Increase (Decrease) in Net Assets
Resulting from Operations	68,566

Statement of Changes in Net Assets

	Year Ended December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,813	2,126
Realized Net Gain (Loss)	(8,264)	(23,580)
Change in Unrealized Appreciation (Depreciation)	75,017	(109,348)
Net Increase (Decrease) in Net Assets Resulting from Operations	68,566	(130,802)
Distributions
Net Investment Income	(2,232)	(2,464)
Realized Capital Gain	—	—
Total Distributions	(2,232)	(2,464)
Capital Share Transactions
Issued	22,702	19,843
Issued in Lieu of Cash Distributions	2,232	2,464
Redeemed	(33,906)	(44,974)
Net Increase (Decrease) from Capital Share Transactions	(8,972)	(22,667)
Total Increase (Decrease)	57,362	(155,933)
Net Assets
Beginning of Period	202,769	358,702
End of Period[2]	260,131	202,769

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $5,000, $35,000, and $0, respectively.
2 Net Assets—End of Period includes undistributed net investment income of $728,000 and $1,147,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Growth Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$8.89	$14.39	$13.15	$12.95	$11.67
Investment Operations
Net Investment Income	.083	.090	.105	.078	.050
Net Realized and Unrealized Gain (Loss)
on Investments	2.997	(5.490)	1.230	.170	1.282
Total from Investment Operations	3.080	(5.400)	1.335	.248	1.332
Distributions
Dividends from Net Investment Income	(.100)	(.100)	(.095)	(.048)	(.052)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.100)	(.100)	(.095)	(.048)	(.052)
Net Asset Value, End of Period	$11.87	$8.89	$14.39	$13.15	$12.95

Total Return	35.05%	–37.72%	10.22%	1.91%	11.49%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$260	$203	$359	$356	$385
Ratio of Total Expenses to
Average Net Assets[1]	0.40%	0.35%	0.36%	0.38%	0.36%
Ratio of Net Investment Income to
Average Net Assets	0.81%	0.73%	0.70%	0.65%	0.40%
Portfolio Turnover Rate	95%	120%	60%	54%	43%
1 Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.02%), (0.01%), 0.01%, and (0.01%).

Notes to Financial Statements

Vanguard Variable Insurance Fund Growth Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

10

Vanguard Growth Portfolio

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. AllianceBernstein L.P. and William Blair & Company, L.L.C., each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for AllianceBernstein is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 1000 Growth Index. The basic fee for William Blair & Company is subject to quarterly adjustments based on performance for the preceding five years relative to the Russell 1000 Growth Index.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the year ended December 31, 2009, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of the portfolio’s average net assets, before a decrease of $37,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2009, the portfolio had contributed capital of $52,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. For the year ended December 31, 2009, these arrangements reduced the portfolio’s expenses by $17,000 (an annual rate of 0.01% of average net assets).

E. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 — Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

11

Vanguard Growth Portfolio

The following table summarizes the portfolio’s investments as of December 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	253,176	—	—
Temporary Cash Investments	7,404	1,999	—
Futures Contracts—Liabilities[1]	(70)	—	—
Total	260,510	1,999	—
1 Represents variation margin on the last day of the reporting period.

F. At December 31, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
S&P 500 Index	March 2010	12	3,332	21
S&P MidCap 400 Index	March 2010	7	2,537	48
E-mini S&P 500 Index	March 2010	6	333	(2)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2009, the portfolio had $1,707,000 of ordinary income available for distribution. The portfolio had available capital loss carryforwards totaling $293,461,000 to offset future net capital gains of $175,409,000 through December 31, 2010, $55,599,000 through December 31, 2011, $27,668,000 through December 31, 2012, $20,863,000 through December 31, 2016, and $13,922,000 through December 31, 2017. Capital loss carryforwards of $141,696,000 expired on December 31, 2009; accordingly, such losses have been reclassified from accumulated net realized losses to paid-in capital.

At December 31, 2009, the cost of investment securities for tax purposes was $243,550,000. Net unrealized appreciation of investment securities for tax purposes was $19,029,000, consisting of unrealized gains of $26,269,000 on securities that had risen in value since their purchase and $7,240,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended December 31, 2009, the portfolio purchased $201,900,000 of investment securities and sold $206,437,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:
	Year Ended December 31,
	2009	2008
	Shares	Shares
	(000)	(000)
Issued	2,306	1,610
Issued in Lieu of Cash Distributions	256	201
Redeemed	(3,456)	(3,932)
Net Increase (Decrease) in Shares Outstanding	(894)	(2,121)

J. In preparing the financial statements as of December 31, 2009, management considered the impact of subsequent events occurring through February 10, 2010, for potential recognition or disclosure in these financial statements.

12

Vanguard Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Growth Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Growth Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and broker and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 10, 2010

Special 2009 tax information (unaudited) for corporate shareholders only for Vanguard
Variable Insurance Fund Growth Portfolio

This information for the fiscal year ended December 31, 2009, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

13

Vanguard Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth Portfolio	6/30/2009	12/31/2009	Period[1]
Based on Actual Fund Return	$1,000.00	$1,224.97	$2.13
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.29	1.94

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.38%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

14

Vanguard® High Yield Bond Portfolio

In a stunning reversal from 2008, the High Yield Bond Portfolio returned nearly 39% in 2009 as investors re-embraced risk. This exceptional performance—by far the portfolio’s best fiscal-year return since its inception in 1996—was nevertheless overshadowed by that of the benchmark. One year after setting the record for its worst calendar-year performance (–26.16%), the Barclays Capital U.S. Corporate High Yield Bond Index returned 58.21% for calendar-year 2009, shattering its previous calendar-year record, set in 1991, by more than 12 percentage points.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

As of December 31, the portfolio’s 30-day SEC yield was 7.24%, down from 12.58% a year ago and 8.05% at year-end 2007.

Appetite for risk fueled dramatic corporate bond rally
Corporate bonds stole the spotlight in 2009 from Treasuries, the star performers in an otherwise dismal 2008. As government rescue programs started to take hold, investors breathed a collective sigh of relief that a depression and collapse of the financial system had been averted. Instead of seeking safety and capital preservation, however, investors sought risk and rewards in the form of the higher yields offered by corporate bonds—the riskier, the better. Forecasts of rising default rates did not seem to deter many buyers.

In this environment, the advisor’s focus on relatively higher-quality securities—and a modest holding of cash and Treasuries as a liquidity buffer—kept the High Yield Bond Portfolio from fully participating in the striking shift in bond market dynamics.

The reverse was true in 2008, when the portfolio’s higher quality helped cushion some of the fall.

Even within the category of bonds that are rated below-investment-grade, there were significant differences in performance. For example, the Barclays Capital U.S. Credit Baa Bond Index—comprising the category of bonds with the highest credit rating of those that are not investment grade—returned about 29%. At the other end of the spectrum, the Barclays Capital U.S. Corporate High Yield Ca to D Bond Index had a spectacular return of more than 136%.

Among the various corporate sectors of the bond market, selections made within transportation and automotive bonds by the portfolio’s advisor, Wellington Management Company, LLP, enhanced the portfolio’s performance. Selections were less effective among energy and financials, and a relatively light stake in the financial sector also trimmed results.

Credit analysis and discipline sustain long-term performance
Buoyed substantially by its extraordinary results for 2009, the High Yield Bond Portfolio had an average annual return of 4.82% for the decade ended December 31, 2009—placing it between the 4.20% comparable average return for its peer group and 6.71% for the benchmark.

Wellington Management has adhered to a disciplined strategy of performing rigorous credit analysis to attempt to provide stable income for investors while minimizing the default risk associated with lower-quality bonds. The High Yield Bond Portfolio’s low expense ratio—well below the industry norm—also helps you keep more of the portfolio’s returns.

Total Returns
		Ten Years Ended
		December 31, 2009
	Year Ended	Average
	December 31, 2009	Annual Return
Vanguard High Yield Bond Portfolio	38.85%	4.82%
Barclays Capital U.S. Corporate High Yield Bond Index	58.21	6.71
High Current Yield Funds Average[1]	45.52	4.20
The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		High Current
		Yield Funds
	Portfolio	Average
High Yield Bond Portfolio	0.31%	1.25%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the portfolio’s expense ratio was 0.29%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

1

Vanguard High Yield Bond Portfolio

Advisor’s Report

The investment environment
Following a disastrous 2008, calendar-year 2009 was a banner year for the high-yield market. High-yield bond prices rallied dramatically over the 12 months, as a result of a host of unprecedented reparative actions out of Washington, the increasing stabilization of the U.S. economy, a change in investors’ risk appetite, and strong investor demand for credit. Average prices rose from $61 per $100 of par value at the beginning of 2009 to $95 per $100 of par value at year-end, and average spreads narrowed from about 18 percentage points over U.S. Treasuries to about 7 percentage points at year-end 2009.

According to Moody’s Investors Service, the global speculative-grade default rate was 12.5% for 2009. This rate was the worst calendar-year default rate since the 1930s and surpassed recent peak default rates of 10% in 1990 and 2001. Similarly, recovery rates (the amount of principal returned on bonds in default) for high-yield bonds were among the lowest in the last 20 years, at just 22%. Yet, the doomsday scenario failed to materialize as the rehabilitation of the financial markets saved many high-yield companies from reaching the brink. As a result, returns were eye-popping: The broad high-yield market returned a total of 58%.

Returns varied widely by rating category. BB-rated bonds returned an average of 46% for the year and B-rated bonds, 45%, while the CCC-rated and Ca/D-rated bonds returned 91% and 136%, respectively. The High Yield Bond Portfolio returned nearly 39% in this environment, hampered on a relative basis by its higher-quality positioning and its holdings in cash and Treasuries.

The risk premium of high-yield bonds—as reflected in the difference between their yields and those of comparable-maturity Treasuries—narrowed dramatically during the year, and is now much closer to long-term averages. On an option-adjusted basis, high-yield market spreads at year-end exceeded Treasuries by 634 basis points, nearly identical to the 10-year average spread of 638 basis points and just 71 basis points wider than the 20-year average spread of 563 basis points. However, the broad market still consists of a near-record mix of lower-quality bonds. CCC and below-rated bonds constituted 25% of the market at year-end, down from their peak of 30% in September 2009, but well above 10- and 20-year long-term averages of 16% and 13%, respectively. This mix reflects the vast vintage of 2006–2007 mega-leveraged buyouts, many of which weathered the recession but remain overleveraged and will require a strong economic environment to survive.

For now, all eyes are on the Federal Reserve. We have serious concerns about the valuation of risk assets, high-yield assets included, if and when the Fed decides to withdraw its stimulus. Over the longer term, an eventual Fed rate hike or series of hikes could also be damaging to high-yield bonds if the broad economy proves too unhealthy to sustain itself. Nonetheless, in the near term, it appears that the current positive environment for high-yield bonds can continue with the Fed solidly behind its accommodative monetary policy.

Fundamentally, we believe the leveraged credit markets remain vulnerable: Lenders continue to restrict credit to consumers and small and medium businesses; unemployment rates remain elevated; and the global marketplace continues to struggle with ongoing problems in commercial real estate. Meanwhile, the heavy wave of secured loan maturities in 2012–2014 moves closer. Yet, almost astonishingly, loose credit standards are returning to the high-yield market. In the second half of 2009, 13% of new issuance was CCC-rated or below, compared with just 6% for the first half of the year. Also, 12% of the new issuance in the second half of 2009 was used for aggressive, shareholder-friendly purposes (acquisitions, dividends, and capital projects), compared with just 1% in the first half. Lastly, the high-yield market has been willing to sacrifice in the area of covenants, allowing degradation of call protection and acceptance of below-market exchanges and tenders.

The portfolio’s successes
The High Yield Bond Portfolio benefited from its relative overweighting in pharmaceuticals and underweighting in packaging and wireless, as well as from credit decisions in the transportation, automotive, and cable areas.

The portfolio’s shortfalls
The portfolio’s higher-quality positioning and holdings in cash and Treasuries detracted from relative performance for the year. The portfolio was also hurt by relative underweightings in the financials, homebuilding, and retail areas as well as by credit decisions in financials, technology, and energy. We remain skeptical about the long-term viability of financials in the high-yield category.

The portfolio’s positioning
The portfolio remains consistent in its investment objective and strategy, and maintains a meaningful exposure to relatively higher-quality names within the high-yield market. We believe these credits have more consistent businesses and greater predictability of cash flows than those at the lower end of the spectrum. We prefer higher-quality credits in an effort to minimize defaults and to enhance the possibility of providing stable income.

We continue to diversify the portfolio’s holdings by issuer and industry and to deemphasize non-cash-paying securities, preferred stocks, and equity-linked securities such as convertibles, because of the potential volatility of these instruments.

Michael L. Hong, CFA, Vice President and Fixed Income Portfolio Manager

Wellington Management Company, LLP

January 21, 2010

Vanguard High Yield Bond Portfolio

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, portfolio shareholders approved the following two proposals:

Proposal 1—Elect trustees for each portfolio.*
The individuals listed in the table below were elected as trustees for each portfolio. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the portfolios prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	2,425,238,230	88,077,041	96.5%
Charles D. Ellis	2,405,751,014	107,564,257	95.7%
Emerson U. Fullwood	2,410,939,308	102,375,964	95.9%
Rajiv L. Gupta	2,416,514,339	96,800,932	96.1%
Amy Gutmann	2,406,002,852	107,312,420	95.7%
JoAnn Heffernan Heisen	2,416,649,368	96,665,903	96.2%
F. William McNabb III	2,425,903,403	87,411,868	96.5%
André F. Perold	2,412,392,305	100,922,967	96.0%
Alfred M. Rankin, Jr.	2,423,028,932	90,286,340	96.4%
Peter F. Volanakis	2,427,674,541	85,640,731	96.6%
* Results are for all portfolios within the same trust.

Proposal 2—Update and standardize the portfolios’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the portfolios to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Portfolio	For	Abstain	Against	Non-Votes	For
High Yield Bond Portfolio
2a	31,572,949	644,431	999,391	0	95.1%
2b	31,496,481	612,949	1,107,341	0	94.8%
2c	30,937,105	464,447	1,815,219	0	93.1%
2d	31,087,402	613,882	1,515,487	0	93.6%
2e	31,206,678	529,527	1,480,567	0	93.9%
2f	31,101,225	611,281	1,504,266	0	93.6%
2g	31,671,276	589,297	956,199	0	95.3%

3

Vanguard High Yield Bond Portfolio

Portfolio Profile
As of December 31, 2009

Financial Attributes
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Issues	316	1,625	8,413
Yield[3]	7.2%	9.1%	3.7%
Yield to Maturity	7.5%[4]	9.2%	3.7%
Average Coupon	7.4%	8.3%	4.7%
Average Effective
Maturity	6.3 years	6.8 years	6.8 years
Average Quality[5]	Ba3	B1	Aa1
Average Duration	4.6 years	4.3 years	4.6 years
Expense Ratio[6]	0.31%	—	—
Short-Term Reserves	3.7%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.96	0.14
Beta	0.84	1.31

Distribution by Maturity (% of portfolio)
Under 1 Year	1.1%
1–5 Years	42.3
5–10 Years	43.1
10–20 Years	3.5
20–30 Years	4.9
Over 30 Years	5.1

Sector Diversification[7] (% of portfolio)
Basic Industry	9.6%
Capital Goods	4.6
Communication	19.1
Consumer Cyclical	14.4
Consumer Noncyclical	14.4
Energy	9.4
Finance	7.2
Other Industrial	0.4
Technology	5.6
Transportation	2.1
Treasury/Agency	2.8
Utilities	10.4

Distribution by Credit Quality[5] (% of portfolio)
Aaa	2.8%
Aa	0.0
A	0.0
Baa	3.9
Ba	38.5
B	41.1
Below B/Other	13.7

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Barclays Capital U.S. Corporate High Yield Bond Index.
2 Barclays Capital U.S. Aggregate Bond Index.
3 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
4 Before expenses.
5 Source: Moody’s Investors Service.
6 The expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the portfolio’s expense ratio was 0.29%.
7 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

4

Vanguard High Yield Bond Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 1999–December 31, 2009
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2009			of a $10,000
	One Year	Five Years	Ten Years	Investment
High Yield Bond Portfolio	38.85%	4.21%	4.82%	$16,009
Barclays Capital U.S. Aggregate Bond Index	5.93	4.97	6.33	18,475
Barclays Capital U.S. Corporate
High Yield Bond Index	58.21	6.46	6.71	19,153
High Current Yield Funds Average[1]	45.52	4.00	4.20	15,096

Fiscal Year Total Returns (%): December 31, 1999–December 31, 2009

1 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

5

Vanguard High Yield Bond Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2009

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (2.7%)
U.S. Government Securities (2.7%)
	United States Treasury
	Note/Bond	4.000%	11/15/12	2,520	2,693
	United States Treasury
	Note/Bond	4.250%	8/15/13	2,500	2,698
	United States Treasury
	Note/Bond	2.250%	5/31/14	3,000	2,980
Total U.S. Government and Agency Obligations (Cost $8,075)					8,371
Corporate Bonds (92.0%)
Finance (6.6%)
	Banking (3.1%)
	BAC Capital Trust XI	6.625%	5/23/36	3,255	2,847
	BankAmerica Capital II	8.000%	12/15/26	410	402
	Capital One Capital V	10.250%	8/15/39	1,420	1,655
	Capital One Capital VI	8.875%	5/15/40	665	708
1	Citigroup Capital XXI	8.300%	12/21/57	3,425	3,288
	LBG Capital No.1	7.875%	11/1/20	245	197
	NB Capital Trust IV	8.250%	4/15/27	750	726

	Finance Companies (1.3%)
	CIT Group Funding Co.
	of Delaware LLC	10.250%	5/1/13	125	127
	CIT Group Funding Co.
	of Delaware LLC	10.250%	5/1/14	188	190
	CIT Group Funding Co.
	of Delaware LLC	10.250%	5/1/15	188	189
	CIT Group Funding Co.
	of Delaware LLC	10.250%	5/1/16	313	315
	CIT Group Funding Co.
	of Delaware LLC	10.250%	5/1/17	439	441
	CIT Group Inc.	7.000%	5/1/13	306	286
	CIT Group Inc.	7.000%	5/1/14	459	427
	CIT Group Inc.	7.000%	5/1/15	459	412
	CIT Group Inc.	7.000%	5/1/16	765	676
	CIT Group Inc.	7.000%	5/1/17	1,072	932
2	GMAC Inc.	8.000%	11/1/31	128	118

	Insurance (1.9%)
	Coventry Health Care Inc.	6.125%	1/15/15	235	225
1	Hartford Financial
	Services Group Inc.	8.125%	6/15/38	2,365	2,267
2	Metlife Capital Trust IV	7.875%	12/15/37	975	969
2	MetLife Capital Trust X	9.250%	4/8/38	1,000	1,127
	Provident Cos. Inc.	7.000%	7/15/18	805	774
	Unum Group	7.125%	9/30/16	180	186
	Unum Group	6.750%	12/15/28	585	472
	Unum Group	7.375%	6/15/32	175	126

	Other Finance (0.3%)
	Lender Processing
	Services Inc.	8.125%	7/1/16	860	915
					20,997

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Industrial (76.2%)
	Basic Industry (10.2%)
	Arch Western Finance LLC	6.750%	7/1/13	2,245	2,228
2	Ashland Inc.	9.125%	6/1/17	690	757
2	Cascades Inc.	7.750%	12/15/17	840	854
2	Cascades Inc.	7.875%	1/15/20	285	289
[1,3,4]CIT Group Exp TL Bank Loan		9.500%	1/31/12	39	40
[1,3,4]CIT Group Exp TL Bank Loan		9.500%	1/31/12	156	162
[1,3,4]CIT Group Exp TL Bank Loan		9.500%	1/31/12	68	70
[1,3,4]CIT Group Exp TL Bank Loan		9.500%	1/31/12	31	33
[1,3,4]CIT Group Exp TL Bank Loan		9.500%	1/31/12	206	214
[1,3,4]CIT Group Inc. Bank Loan		13.000%	1/18/12	710	735
2	Cloud Peak Energy
	Resources LLC/Cloud Peak
	Energy Finance Corp.	8.250%	12/15/17	365	365
2	Cloud Peak Energy
	Resources LLC/Cloud Peak
	Energy Finance Corp.	8.500%	12/15/19	340	347
2	Drummond Co. Inc.	9.000%	10/15/14	175	183
[1,3,4]Federal Mogul
	Term B Bank Loan	0.000%	12/27/15	1,425	1,193
[1,3,4]Federal Mogul
	Term C Bank Loan	0.000%	12/27/15	725	607
[1,3,4]First Data TLB-1 Bank Loan		2.982%	9/24/14	1,417	1,256
[1,3,4]First Data TLB-1 Bank Loan		2.999%	9/24/14	43	38
[1,3,4]First Data TLB-1 Bank Loan		3.001%	9/24/14	12	10
[1,3,4]First Data TLB-1 Bank Loan		3.032%	9/24/14	30	27
[1,3,4]First Data TLB-1 Bank Loan		3.032%	9/24/14	27	24
[1,3,4]First Data TLB-1 Bank Loan		3.032%	9/24/14	8	7
[1,3,4]First Data TLB-2 Bank Loan		2.999%	9/24/14	241	214
[1,3,4]First Data TLB-2 Bank Loan		3.001%	9/24/14	13	12
	Freeport-McMoRan
	Copper & Gold Inc.	8.375%	4/1/17	2,845	3,112
[1,3,4]Freescale Semiconductor Inc
	Bank Loan	1.985%	12/1/13	2,141	1,871
2	Georgia-Pacific LLC	7.125%	1/15/17	2,290	2,325
	Georgia-Pacific LLC	8.000%	1/15/24	550	561
	Methanex Corp.	8.750%	8/15/12	725	753
	Neenah Paper Inc.	7.375%	11/15/14	810	739
	Novelis Inc.	7.250%	2/15/15	2,645	2,526
[1,3,4]Rite Aid Bank Loan		9.500%	6/15/15	675	698
	Solutia Inc.	8.750%	11/1/17	275	287
	Teck Resources Ltd.	9.750%	5/15/14	545	628
	Teck Resources Ltd.	10.750%	5/15/19	740	880
	Teck Resources Ltd.	6.125%	10/1/35	920	826
2	Terra Capital Inc.	7.750%	11/1/19	360	386
	United States Steel Corp.	6.050%	6/1/17	465	443
	United States Steel Corp.	7.000%	2/1/18	2,120	2,094
2	Vedanta Resources PLC	8.750%	1/15/14	275	280
2	Vedanta Resources PLC	9.500%	7/18/18	2,185	2,207
	Weyerhaeuser Co.	7.375%	10/1/19	570	594
	Weyerhaeuser Co.	7.375%	3/15/32	1,450	1,380

	Capital Goods (4.4%)
	Alliant Techsystems Inc.	6.750%	4/1/16	715	708
	Ball Corp.	7.125%	9/1/16	105	109
	Ball Corp.	6.625%	3/15/18	520	517

6

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Ball Corp.	7.375%	9/1/19	145	150
2	Case New Holland Inc.	7.750%	9/1/13	695	707
	Case New Holland Inc.	7.125%	3/1/14	1,810	1,815
2	Cemex Finance LLC	9.500%	12/14/16	1,110	1,144
	Crown Americas LLC/
	Crown Americas Capital Corp.	7.750%	11/15/15	1,060	1,097
2	Fibria Overseas Finance Ltd.	9.250%	10/30/19	1,245	1,376
	Masco Corp.	6.125%	10/3/16	215	205
	Masco Corp.	6.625%	4/15/18	105	99
	Masco Corp.	6.500%	8/15/32	615	526
	Owens Corning	6.500%	12/1/16	815	834
	Owens Corning	9.000%	6/15/19	1,225	1,372
2	Reynolds Group Issuer Inc./
	Reynolds Group Issuer LLC/
	Reynolds Group Issuer
	Luxembourg SA	7.750%	10/15/16	1,500	1,538
	TransDigm Inc.	7.750%	7/15/14	275	279
2	TransDigm Inc.	7.750%	7/15/14	470	476
	United Rentals
	North America Inc.	10.875%	6/15/16	810	880

	Communication (17.6%)
	Belo Corp.	8.000%	11/15/16	250	256
2	Cablevision Systems Corp.	8.625%	9/15/17	1,040	1,083
	CCO Holdings LLC/
	CCO Holdings Capital Corp.	8.750%	11/15/13	550	562
[2,3] Charter Communications
	Operating LLC/Charter
	Communications
	Operating Capital	8.000%	4/30/12	1,980	2,034
[2,3] Charter Communications
	Operating LLC/Charter
	Communications
	Operating Capital	8.375%	4/30/14	2,880	2,959
	Cincinnati Bell Inc.	8.375%	1/15/14	200	204
	Cincinnati Bell Inc.	8.250%	10/15/17	1,375	1,396
2	Clear Channel Worldwide
	Holdings Inc.	9.250%	12/15/17	245	251
2	Clear Channel Worldwide
	Holdings Inc.	9.250%	12/15/17	985	1,015
	Cricket Communications Inc.	9.375%	11/1/14	2,230	2,241
	Cricket Communications Inc.	10.000%	7/15/15	270	274
	Cricket Communications Inc.	7.750%	5/15/16	655	653
	CSC Holdings LLC	7.875%	2/15/18	1,190	1,232
	CSC Holdings LLC	7.625%	7/15/18	2,085	2,148
2	CSC Holdings LLC	8.625%	2/15/19	895	963
	Frontier Communications Corp.	8.250%	5/1/14	1,855	1,934
	Frontier Communications Corp.	8.125%	10/1/18	1,800	1,813
	GCI Inc.	7.250%	2/15/14	1,410	1,398
2	Inmarsat Finance PLC	7.375%	12/1/17	400	394
	Intelsat Corp.	9.250%	8/15/14	2,025	2,081
	Intelsat Jackson Holdings Ltd.	9.500%	6/15/16	295	316
2	Intelsat Jackson Holdings Ltd.	8.500%	11/1/19	350	360
	Intelsat Ltd.	7.625%	4/15/12	1,000	985
	Intelsat Ltd.	6.500%	11/1/13	1,245	1,158
	Intelsat Subsidiary
	Holding Co. Ltd.	8.500%	1/15/13	1,235	1,260
2	Intelsat Subsidiary
	Holding Co. Ltd.	8.875%	1/15/15	505	521
	Interpublic Group of Cos. Inc.	6.250%	11/15/14	700	668
	Interpublic Group of Cos. Inc.	10.000%	7/15/17	850	943
	Lamar Media Corp.	7.250%	1/1/13	330	328
	Lamar Media Corp.	6.625%	8/15/15	530	514
	Liberty Media LLC	5.700%	5/15/13	2,438	2,322
	Liberty Media LLC	8.500%	7/15/29	405	367
	Liberty Media LLC	8.250%	2/1/30	1,280	1,158
	Mediacom Broadband LLC/
	Mediacom Broadband Corp.	8.500%	10/15/15	1,325	1,338
5	Medianews Group Inc.	6.875%	10/1/13	745	—
	MetroPCS Wireless Inc.	9.250%	11/1/14	1,790	1,812

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	MetroPCS Wireless Inc.	9.250%	11/1/14	875	886
1	Quebecor Media Inc.	7.750%	3/15/16	1,200	1,197
	Quebecor Media Inc.	7.750%	3/15/16	1,340	1,337
	Qwest Capital Funding Inc.	7.250%	2/15/11	1,075	1,091
	Qwest Communications
	International Inc.	7.500%	2/15/14	1,000	1,002
2	Qwest Communications
	International Inc.	8.000%	10/1/15	745	767
	Qwest Corp.	8.875%	3/15/12	1,350	1,455
	Qwest Corp.	7.500%	10/1/14	440	455
	Qwest Corp.	6.875%	9/15/33	550	476
2	SBA Telecommunications Inc.	8.000%	8/15/16	325	340
2	SBA Telecommunications Inc.	8.250%	8/15/19	325	343
2	Sinclair Television Group Inc.	9.250%	11/1/17	945	983
	Sprint Capital Corp.	7.625%	1/30/11	275	282
	Sprint Capital Corp.	6.900%	5/1/19	680	627
	Sprint Nextel Corp.	6.000%	12/1/16	891	815
2	Videotron Ltee	9.125%	4/15/18	275	303
	Videotron Ltee	9.125%	4/15/18	420	462
2	Wind Acquisition Finance SA	11.750%	7/15/17	1,575	1,725
	Windstream Corp.	8.125%	8/1/13	435	449
	Windstream Corp.	8.625%	8/1/16	500	509
2	Windstream Corp.	7.875%	11/1/17	1,180	1,168
	Windstream Corp.	7.000%	3/15/19	250	234

	Consumer Cyclical (13.0%)
	AMC Entertainment Inc.	8.000%	3/1/14	720	686
	AMC Entertainment Inc.	8.750%	6/1/19	1,245	1,268
[1,3,4]Ford Motor Credit Co.
	Bank Loan	3.240%	12/15/13	242	223
[1,3,4]Ford Motor Credit Co.
	Bank Loan	3.290%	12/15/13	3,943	3,637
	Ford Motor Credit Co. LLC	7.000%	10/1/13	3,345	3,353
	Ford Motor Credit Co. LLC	8.000%	12/15/16	1,180	1,180
	Ford Motor Credit Co. LLC	8.125%	1/15/20	525	516
	Goodyear Tire & Rubber Co.	8.625%	12/1/11	600	622
	Goodyear Tire & Rubber Co.	10.500%	5/15/16	275	304
	Hanesbrands Inc.	8.000%	12/15/16	610	622
	Host Hotels & Resorts LP	7.125%	11/1/13	2,045	2,076
	Host Hotels & Resorts LP	6.875%	11/1/14	1,290	1,296
	Host Hotels & Resorts LP	6.750%	6/1/16	360	357
	Macy’s Retail Holdings Inc.	5.900%	12/1/16	930	907
	Macy’s Retail Holdings Inc.	7.450%	7/15/17	735	761
	Macy’s Retail Holdings Inc.	6.700%	7/15/34	275	243
	Marquee Holdings Inc.	9.505%	8/15/14	1,095	909
	MGM Mirage	8.500%	9/15/10	1,420	1,413
	MGM Mirage	6.750%	9/1/12	1,270	1,137
2	MGM Mirage	10.375%	5/15/14	455	496
2	MGM Mirage	11.125%	11/15/17	515	572
	Navistar International Corp.	8.250%	11/1/21	1,500	1,536
2	NetFlix Inc.	8.500%	11/15/17	110	114
2	QVC Inc.	7.500%	10/1/19	1,225	1,248
	Rite Aid Corp.	9.750%	6/12/16	720	784
	Rite Aid Corp.	10.375%	7/15/16	1,100	1,177
	Rite Aid Corp.	7.500%	3/1/17	640	606
	Royal Caribbean Cruises Ltd.	11.875%	7/15/15	750	862
	Seneca Gaming Corp.	7.250%	5/1/12	815	795
	Service Corp. International	7.375%	10/1/14	430	434
	Service Corp. International	6.750%	4/1/16	715	693
	Service Corp. International	7.000%	6/15/17	1,235	1,201
	Service Corp. International	7.625%	10/1/18	940	930
	Tenneco Inc.	10.250%	7/15/13	741	767
2	TRW Automotive Inc.	7.000%	3/15/14	2,635	2,582
2	TRW Automotive Inc.	7.250%	3/15/17	1,230	1,193
^	Wynn Las Vegas LLC/Wynn
	Las Vegas Capital Corp.	6.625%	12/1/14	1,510	1,463
	Wynn Las Vegas LLC/Wynn
	Las Vegas Capital Corp.	6.625%	12/1/14	1,160	1,124
2	Wynn Las Vegas LLC/Wynn
	Las Vegas Capital Corp.	7.875%	11/1/17	1,000	1,012

7

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Consumer Noncyclical (13.3%)
2	ACCO Brands Corp.	10.625%	3/15/15	270	296
	ARAMARK Corp.	8.500%	2/1/15	2,865	2,958
	Bio-Rad Laboratories Inc.	7.500%	8/15/13	195	199
	Bio-Rad Laboratories Inc.	6.125%	12/15/14	290	291
2	Bio-Rad Laboratories Inc.	8.000%	9/15/16	355	375
	Biomet Inc.	10.000%	10/15/17	1,685	1,830
	Biomet Inc.	11.625%	10/15/17	480	530
	CHS/Community
	Health Systems Inc.	8.875%	7/15/15	3,390	3,504
	Constellation Brands Inc.	7.250%	9/1/16	1,780	1,798
	Constellation Brands Inc.	7.250%	5/15/17	730	737
3	Elan Finance PLC/
	Elan Finance Corp.	4.273%	11/15/11	870	818
	Elan Finance PLC/
	Elan Finance Corp.	8.875%	12/1/13	1,390	1,369
2	Elan Finance PLC/
	Elan Finance Corp.	8.750%	10/15/16	1,615	1,542
	HCA Inc.	6.375%	1/15/15	2,390	2,271
	HCA Inc.	6.500%	2/15/16	490	473
	HCA Inc.	9.250%	11/15/16	3,545	3,820
2	HCA Inc.	9.875%	2/15/17	1,655	1,825
2	HCA Inc.	8.500%	4/15/19	665	717
	HCA Inc.	7.690%	6/15/25	130	119
	IASIS Healthcare LLC/
	IASIS Capital Corp.	8.750%	6/15/14	630	638
	Omnicare Inc.	6.125%	6/1/13	70	68
	Omnicare Inc.	6.750%	12/15/13	490	479
	Omnicare Inc.	6.875%	12/15/15	445	433
	Smithfield Foods Inc.	7.000%	8/1/11	795	795
2	Smithfield Foods Inc.	10.000%	7/15/14	870	946
	Smithfield Foods Inc.	7.750%	7/1/17	1,780	1,647
	SUPERVALU Inc.	7.500%	11/15/14	1,070	1,086
	SUPERVALU Inc.	8.000%	5/1/16	375	382
2	Talecris Biotherapeutics
	Holdings Corp.	7.750%	11/15/16	350	355
	Tenet Healthcare Corp.	9.250%	2/1/15	315	335
2	Tenet Healthcare Corp.	9.000%	5/1/15	1,212	1,309
2	Tenet Healthcare Corp.	10.000%	5/1/18	762	855
2	Tenet Healthcare Corp.	8.875%	7/1/19	2,105	2,284
	Tyson Foods Inc.	10.500%	3/1/14	775	889
	Tyson Foods Inc.	7.850%	4/1/16	2,230	2,319
	Ventas Realty LP/
	Ventas Capital Corp.	6.625%	10/15/14	710	701
	Ventas Realty LP/
	Ventas Capital Corp.	7.125%	6/1/15	470	465
	Ventas Realty LP/
	Ventas Capital Corp.	6.500%	6/1/16	705	679

	Energy (10.8%)
2	Arch Coal Inc.	8.750%	8/1/16	410	433
2	Calpine Corp.	7.250%	10/15/17	2,484	2,357
	Chesapeake Energy Corp.	9.500%	2/15/15	440	483
	Chesapeake Energy Corp.	6.625%	1/15/16	720	713
	Chesapeake Energy Corp.	6.875%	1/15/16	1,130	1,130
	Chesapeake Energy Corp.	6.500%	8/15/17	1,915	1,877
	Chesapeake Energy Corp.	6.250%	1/15/18	1,845	1,780
	Encore Acquisition Co.	9.500%	5/1/16	505	532
2	Expro Finance Luxembourg SCA	8.500%	12/15/16	1,115	1,092
	Forest Oil Corp.	7.750%	5/1/14	350	355
	Forest Oil Corp.	7.250%	6/15/19	950	933
	Hornbeck Offshore Services Inc.	6.125%	12/1/14	1,055	989
2	Hornbeck Offshore Services Inc.	8.000%	9/1/17	510	509
2	McJunkin Red Man Corp.	9.500%	12/15/16	505	495
	Newfield Exploration Co.	6.625%	4/15/16	660	662
	Newfield Exploration Co.	7.125%	5/15/18	1,590	1,606
	Peabody Energy Corp.	7.375%	11/1/16	1,930	1,988
	Peabody Energy Corp.	7.875%	11/1/26	1,315	1,335
	Petrohawk Energy Corp.	9.125%	7/15/13	365	381

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Petrohawk Energy Corp.	10.500%	8/1/14	1,015	1,110
	Petrohawk Energy Corp.	7.875%	6/1/15	810	818
2	Petroplus Finance Ltd.	6.750%	5/1/14	900	846
2	Petroplus Finance Ltd.	7.000%	5/1/17	1,850	1,665
	Pioneer Natural Resources Co.	5.875%	7/15/16	990	951
	Pioneer Natural Resources Co.	6.650%	3/15/17	1,875	1,834
	Pioneer Natural Resources Co.	6.875%	5/1/18	1,235	1,207
	Pioneer Natural Resources Co.	7.200%	1/15/28	345	310
	Plains Exploration &
	Production Co.	7.750%	6/15/15	275	281
	Plains Exploration &
	Production Co.	7.000%	3/15/17	440	433
	Plains Exploration &
	Production Co.	7.625%	6/1/18	500	498
	Range Resources Corp.	7.500%	10/1/17	550	566
2	SandRidge Energy Inc.	9.875%	5/15/16	190	199
2	SandRidge Energy Inc.	8.000%	6/1/18	1,105	1,086
2	SandRidge Energy Inc.	8.750%	1/15/20	345	344
	Southwestern Energy Co.	7.500%	2/1/18	1,250	1,328
	Whiting Petroleum Corp.	7.250%	5/1/12	520	523
	Whiting Petroleum Corp.	7.250%	5/1/13	535	538
	Whiting Petroleum Corp.	7.000%	2/1/14	75	75

	Other Industrial (0.9%)
2	JohnsonDiversey Inc.	8.250%	11/15/19	215	217
	RBS Global Inc. / Rexnord LLC	9.500%	8/1/14	850	850
	Virgin Media Finance PLC	9.500%	8/15/16	1,215	1,306
	Virgin Media Finance PLC	8.375%	10/15/19	440	453

	Technology (4.0%)
	Alcatel-Lucent USA Inc.	6.450%	3/15/29	2,275	1,627
	Flextronics International Ltd.	6.500%	5/15/13	244	244
	Flextronics International Ltd.	6.250%	11/15/14	871	857
	Freescale Semiconductor Inc.	8.875%	12/15/14	1,825	1,697
	Iron Mountain Inc.	8.000%	6/15/20	525	530
	Iron Mountain Inc.	8.375%	8/15/21	990	1,029
	Jabil Circuit Inc.	7.750%	7/15/16	310	326
	Jabil Circuit Inc.	8.250%	3/15/18	255	274
	Seagate Technology
	HDD Holdings	6.800%	10/1/16	935	907
2	Seagate Technology
	International	10.000%	5/1/14	1,320	1,462
	Sensata Technologies BV	8.000%	5/1/14	385	377
	SunGard Data Systems Inc.	9.125%	8/15/13	1,750	1,798
2	Unisys Corp.	12.750%	10/15/14	1,220	1,409

	Transportation (2.0%)
3	Avis Budget Car Rental LLC/
	Avis Budget Finance Inc.	2.773%	5/15/14	220	182
	Avis Budget Car Rental LLC/
	Avis Budget Finance Inc.	7.625%	5/15/14	1,100	1,045
	Avis Budget Car Rental LLC/
	Avis Budget Finance Inc.	7.750%	5/15/16	765	715
1	Continental Airlines Inc.	9.798%	4/1/21	824	712
	Continental Airlines Inc.	6.903%	4/19/22	590	531
	Hertz Corp.	8.875%	1/1/14	2,160	2,209
	Hertz Corp.	10.500%	1/1/16	890	950
					241,139
Utilities (9.2%)
	Electric (7.8%)
2	AES Corp.	8.750%	5/15/13	589	604
	AES Corp.	7.750%	10/15/15	1,390	1,411
	AES Corp.	8.000%	10/15/17	540	553
	AES Corp.	8.000%	6/1/20	565	576
	Dynegy Holdings Inc.	8.375%	5/1/16	1,485	1,411
	Dynegy Holdings Inc.	7.750%	6/1/19	1,400	1,218
	Edison Mission Energy	7.500%	6/15/13	255	240
	Edison Mission Energy	7.000%	5/15/17	965	760
	Edison Mission Energy	7.200%	5/15/19	975	741

8

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Energy Future Holdings Corp.	5.550%	11/15/14	1,735	1,232
	Energy Future Holdings Corp.	6.500%	11/15/24	2,170	1,020
	Energy Future Holdings Corp.	6.550%	11/15/34	1,860	865
1	Homer City Funding LLC	8.734%	10/1/26	1,246	1,203
2	Intergen NV	9.000%	6/30/17	1,695	1,775
2	Ipalco Enterprises Inc.	7.250%	4/1/16	340	347
	Mirant North America LLC	7.375%	12/31/13	1,915	1,896
	NRG Energy Inc.	7.375%	2/1/16	2,605	2,605
	NRG Energy Inc.	7.375%	1/15/17	2,575	2,581
	RRI Energy Inc.	6.750%	12/15/14	977	997
	RRI Energy Inc.	7.875%	6/15/17	725	710
	Texas Competitive Electric
	Holdings Co. LLC	10.250%	11/1/15	2,475	1,992

	Natural Gas (1.4%)
	El Paso Corp.	12.000%	12/12/13	460	538
	El Paso Corp.	7.000%	6/15/17	805	803
	El Paso Corp.	7.250%	6/1/18	1,755	1,746
	Kinder Morgan Finance Co. ULC	5.700%	1/5/16	550	528
	Suburban Propane
	Partners LP/Suburban
	Energy Finance Corp.	6.875%	12/15/13	274	273
	Williams Partners LP/
	Williams Partners
	Finance Corp.	7.250%	2/1/17	375	382
					29,007
Total Corporate Bonds (Cost $282,648)					291,143
Sovereign Bond (0.3%)
2	Fresenius US Finance II Inc.
	(Cost $746)	9.000%	7/15/15	795	880

				Shares
Common Stocks (0.2%)
	CIT Group Inc. (Cost $740)			26,347	728
Temporary Cash Investments (4.1%)
Money Market Fund (0.4%)
[6,7] Vanguard Market
	Liquidity Fund	0.187%		1,400,000	1,400

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Repurchase Agreement (3.7%)
Goldman Sachs & Co.
(Dated 12/31/09, Repurchase
Value $11,700,000, collateralized
by Government National
Mortgage Assn. 0.000%,
12/15/2039)	0.005%	1/4/10	11,700	11,700
Total Temporary Cash Investments (Cost $13,100)				13,100
Total Investments (99.3%) (Cost $305,309)				314,222
Other Assets and Liabilities (0.7%)
Other Assets				6,003
Liabilities[7]				(3,903)
				2,100
Net Assets (100%)
Applicable to 42,384,962 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				316,322
Net Asset Value Per Share				$7.46

At December 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	337,079
Undistributed Net Investment Income	21,128
Accumulated Net Realized Losses	(50,798)
Unrealized Appreciation (Depreciation)	8,913
Net Assets	316,322

• See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $1,365,000.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the aggregate value of these securities was $64,069,000, representing 20.3% of net assets.
3 Adjustable-rate security.
4 Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At December 31, 2009, the aggregate value of these securities was $11,069,000, representing 3.5% of net assets.
5 Non-income-producing security—security in default.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
7 Includes $1,400,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard High Yield Bond Portfolio

Statement of Operations

Year Ended
December 31, 2009
($000)
Investment Income
Income
Interest	22,827
Security Lending	18
Total Income	22,845
Expenses
Investment Advisory Fees—Note B	161
The Vanguard Group—Note C
Management and Administrative	505
Marketing and Distribution	54
Custodian Fees	8
Auditing Fees	25
Shareholders’ Reports and Proxies	25
Trustees’ Fees and Expenses	1
Total Expenses	779
Net Investment Income	22,066
Realized Net Gain (Loss) on
Investment Securities Sold	(10,157)
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	74,818
Net Increase (Decrease) in Net Assets
Resulting from Operations	86,727

Statement of Changes in Net Assets

	Year Ended December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	22,066	19,198
Realized Net Gain (Loss)	(10,157)	(18,214)
Change in Unrealized Appreciation (Depreciation)	74,818	(54,668)
Net Increase (Decrease) in Net Assets Resulting from Operations	86,727	(53,684)
Distributions
Net Investment Income	(19,397)	(19,015)
Realized Capital Gain	—	—
Total Distributions	(19,397)	(19,015)
Capital Share Transactions
Issued	121,841	54,200
Issued in Lieu of Cash Distributions	19,397	19,015
Redeemed	(89,177)	(56,932)
Net Increase (Decrease) from Capital Share Transactions	52,061	16,283
Total Increase (Decrease)	119,391	(56,416)
Net Assets
Beginning of Period	196,931	253,347
End of Period[1]	316,322	196,931

1 Net Assets—End of Period includes undistributed net investment income of $21,128,000 and $18,459,000.
See accompanying Notes, which are an integral part of the Financial Statements.

10

Vanguard High Yield Bond Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$5.91	$8.21	$8.63	$8.59	$9.02
Investment Operations
Net Investment Income	.543[1]	.580	.620	.580	.600[1]
Net Realized and Unrealized Gain
(Loss) on Investments	1.567	(2.260)	(.450)	.090	(.370)
Total from Investment Operations	2.110	(1.680)	.170	.670	.230
Distributions
Dividends from Net Investment Income	(.560)	(.620)	(.590)	(.630)	(.660)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.560)	(.620)	(.590)	(.630)	(.660)
Net Asset Value, End of Period	$7.46	$5.91	$8.21	$8.63	$8.59

Total Return	38.85%	–21.95%	1.95%	8.27%	2.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$316	$197	$253	$260	$247
Ratio of Total Expenses to
Average Net Assets	0.29%	0.24%	0.24%	0.24%	0.24%
Ratio of Net Investment Income to
Average Net Assets	8.19%	8.23%	7.28%	7.12%	6.97%
Portfolio Turnover Rate	40%	22%	28%	47%	46%
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Vanguard High Yield Bond Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund High Yield Bond Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Repurchase Agreements: The portfolio may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 2009, the investment advisory fee represented an effective annual rate of 0.06% of the portfolio’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2009, the portfolio had contributed capital of $61,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for sim ilar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 — Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

12

Vanguard High Yield Bond Portfolio

The following table summarizes the portfolio’s investments as of December 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	8,371	—
Corporate Bonds	—	291,143	—
Sovereign Bonds	—	880	—
Common Stocks	728	—	—
Temporary Cash Investments	1,400	11,700	—
Total	2,128	312,094	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2009, the portfolio had $21,796,000 of ordinary income available for distribution. The portfolio had available capital loss carryforwards totaling $50,785,000 to offset future net capital gains of $20,163,000 through December 31, 2010, $1,992,000 through December 31, 2011; $181,000 through December 31,2015, $17,903,000 through December 31, 2016, and $10,546,000 through December 31, 2017. Capital loss carryforwards of $18,321,000 expired on December 31, 2009: accordingly, such losses have been reclassified from accumulated net realized losses to paid-in-capital.

At December 31, 2009, the cost of investment securities for tax purposes was $305,309,000. Net unrealized appreciation of investment securities for tax purposes was $8,913,000, consisting of unrealized gains of $14,799,000 on securities that had risen in value since their purchase and $5,886,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2009, the portfolio purchased $138,148,000 of investment securities and sold $91,967,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $4,228,000 and $0, respectively.

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2009	2008
	Shares	Shares
	(000)	(000)
Issued	18,938	7,953
Issued in Lieu of Cash Distributions	3,464	2,584
Redeemed	(13,315)	(8,108)
Net Increase (Decrease) in Shares Outstanding	9,087	2,429

H. In preparing the financial statements as of December 31, 2009, management considered the impact of subsequent events occurring through February 10, 2010, for potential recognition or disclosure in these financial statements.

13

Vanguard High Yield Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of High-Yield Bond Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of High Yield Bond Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodians, broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 10, 2010

14

Vanguard High Yield Bond Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the current prospectus.

Six Months Ended December 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Yield Bond Portfolio	6/30/2009	12/31/2009	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,160.19	$1.47
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.84	1.38

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.27%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

15

Vanguard® International Portfolio

The startling snapback in the international stock market that began in March continued throughout the year—outpacing the outsized gains in the U.S. market—although it slowed substantially in the fourth quarter. The International Portfolio returned 42.57%, its highest return since 1994, and about ten percentage points better than the return of its benchmark index and the average return of peer-group funds.

The portfolio’s European developed-country stocks returned 42%; they accounted for about half of the portfolio’s assets and contributed about half of its return. Higher-risk emerging-market stocks, led by Brazil and China, returned 81%; they accounted for a fifth of the portfolio but contributed about a third of its return, fueled by a resurgence of investors’ willingness to embrace risk after the rush to “safe” investments a year earlier. Developed-country holdings in the Pacific area, also about a fifth of the portfolio, contributed most of the remainder of the portfolio’s return by producing a 35% return.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Astute stock selection bolstered portfolio return
As the portfolio’s substantial performance margin over its benchmarks suggests, the advisors did an excellent job in selecting stocks. Financial stocks—led by diversified-banking companies—contributed about a quarter of the portfolio’s return, although the portfolio had limited exposure in Europe to the broader sector’s strength.

Several sectors—consumer discretionary, energy, materials, and industrials—made about the same contribution to the portfolio’s return, about 6 to 7 percentage points each. The advisors were especially astute in their selection of consumer discretionary stocks, such as Ctrip.com International (+202%), the Chinese travel service.

Although the advisors missed some opportunities in the three other sectors, their selections generally fared better than their counterparts in the index. For example, as the prices of oil and other commodities climbed, so did the share price of Petrobras (+114%), the Brazilian energy concern, and the materials sector’s metal and mining companies as a group returned 85%. Another notable holding was Atlas Copco (+82%), the Swedish maker of industrial equipment.

Among developed nations in the Pacific region, Japan’s gain of “only” 16% made it the worst performer compared with returns that ranged from about 58% for Australia to about 70% for Hong Kong. Japan faced both short-term hurdles (collapsing exports, a strong yen, deflation concerns) and a continuing struggle to reform its economic and financial system.

Foreign stocks have a role in a diversified portfolio
Vanguard’s research suggests that international equities can help you diversify your portfolio over the long run. Vanguard International Fund can help you with that effort by giving you access to international companies with the potential for above-average growth.

The total returns table below provides a gauge of the advisors’ skills: As you can see from the long-term results (which have been dampened by the 2008 market slump), the advisors’ combined efforts have been successful over the past decade in outpacing both the portfolio’s benchmark index and the peer group of international funds.

Total Returns
		Ten Years Ended
		December 31, 2009
	Year Ended	Average
	December 31, 2009	Annual Return
Vanguard International Portfolio	42.57%	3.25%
MSCI EAFE Index	31.78	1.17
International Funds Average[1]	32.84	0.27

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		International
		Funds
	Portfolio	Average
International Portfolio	0.49%	1.44%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the portfolio’s expense ratio was 0.52%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

1

Vanguard International Portfolio

Advisors’ Report

For the 12 months ended December 31, 2009, the International Portfolio returned 42.57%. The MSCI EAFE Index returned 31.78%, while the average return of international funds was 32.84%. The portfolio is overseen by three independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the portfolio’s diversification. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during 2009 and of the effect of this environment on the portfolio’s positioning. These reports were prepared on January 12, 2010.

Baillie Gifford Overseas Ltd.

Portfolio Manager:
James K. Anderson,
Chief Investment Officer and Head of Global Equities

Last year was one of recovery and relief. As we expected, vigorous policy measures—printing money, not bailing out feckless banks—worked; China motored ahead; and the massive reduction in business inventories following the collapse of Lehman Brothers began to reverse itself. In fact, China did even better than we expected, thanks to a huge fiscal stimulus, a pickup in domestic demand, and, latterly, a recovery in exports. Recovery in the developed world was slower but well-entrenched in most places by the end of the year.

As our views generally turned out to be correct, there was not much change in the shape of the portfolio during the year. We are still very China-oriented: Many of our companies benefit from the strength of that country, wherever they happen to be based. We eschewed the superficial attractions of the so-called defensive sectors, such as utilities and health care. We generally try to stay positive. If a fund with such a broad mandate as this cannot find exciting investments somewhere, the managers are not doing their job.

Our policy produced strong relative performance during the year: Overweights in Brazil and industrial companies, for example, were helpful, as was a low exposure to the lagging Japanese market. We might have done better if we had held more banks, as they bounced up strongly during the year, but we have little faith in their long-term resilience (apart from some in emerging markets). Most banks have a legacy of questionable assets, are short of capital, and are politically unpopular. We are happy with our structural underweighting in the sector.

We go into 2010 with increased confidence that recovery is becoming well-established and is spreading—recent news from America is particularly encouraging. The big issue this year will be the Chinese currency. China’s amazing success brings with it serious challenges: the danger of inflation, threats of protectionism from abroad, and increasing inequality at home. All of these problems will be significantly alleviated by a revaluation of the Chinese yuan. We think that this would be a good thing for the portfolio—and the world in general.

Vanguard International Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	50	820	Uses a bottom-up, stock-driven approach to select
			stocks that the advisor believes have above-average
			growth rates and trade at reasonable prices.
Schroder Investment Management	35	572	Uses fundamental research to identify high-quality
North America Inc.			companies, in developed and emerging markets,
			that the advisor believes have above-average
			growth potential.
M&G Investment	10	159	Uses a long-term, bottom-up investment approach that
Management Ltd.			focuses on identifying the stocks of underappreciated,
			quality companies that the advisor believes will deliver
			high returns and have the potential for growth.
Cash Investments	5	76	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

2

Vanguard International Portfolio

Schroder Investment Management North America Inc.

Portfolio Managers:
Virginie Maisonneuve, CFA,
Head of Global and International Equities

Simon Webber, CFA

At the start of 2009, investors were pessimistic about the prospects for the global economy, and worries about further financial systemic risk were pervasive. However, confidence was restored in March as it became apparent that coordinated action from central banks and governments around the world was beginning to stabilize the financial system. Interest rates were cut to historic lows and sizable quantitative easing and economic stimulus packages were put in place. As the economic news became “less bad,” financial markets staged a meaningful recovery.

During the year, we maintained a focus on high-quality growth companies as investors rewarded more certain and sustainable earnings, sound business models, and quality management teams.

We added noticeably to emerging markets during the period, through companies listed on emerging markets exchanges and companies that derive a significant portion of their earnings from those regions. We did so because we saw more clarity surrounding earnings that were underpinned by solid long-term trends, such as demographics.

Stock selection was positive in almost every sector and contributed most in consumer discretionary, financials, and energy. In consumer discretionary, we held companies that were benefiting from the resilience of emerging markets, especially China, India, and Brazil. In its joint venture with Honda, Denway Motors saw its sales of Honda cars grow strongly in China—benefiting from Honda’s leading position in fuel-efficient engine technology and the stimulus plans put in place by the Chinese government to support domestic consumption.

We added substantially to our holdings in financials during the year, because we saw opportunities to buy very attractively priced quality franchises as the financial crisis ebbed. We avoided banks that we thought would need large amounts of additional capital, and focused on those that were better-capitalized. In particular, we liked financials in emerging markets, such as Itau in Brazil, CCB and Ping An Insurance in China, and Swire Pacific in Hong Kong. In developed markets, we preferred Credit Suisse, BNP, and HSBC, but stayed clear of domestically focused banks in the United Kingdom.

In energy, our strong performance was supported by holdings such as Niko Resources and Cairn Energy. These companies are achieving strong growth and benefiting from their oil and gas operations in India. They are still, in our view, misunderstood by the markets.

Looking into 2010, the unprecedented liquidity provided by governments in 2009, along with ultra-loose monetary policy, is likely to remain supportive of markets in the short term. In addition, companies are entering the new year in a better position, having cut costs dramatically. On a long-term basis, we believe that the rebalancing of the global economy, in which a greater role will be played by the emerging-market world, will continue and will be further emphasized by shifts in demographics and consumption dynamics.

There is a case to be made for expecting continued volatility in the markets in 2010. The lack of clarity in European banking regulations and on how governments in the United States and Europe will withdraw from quantitative easing—and the impact the government exits might have on currencies—are examples of uncertainty that might grip the markets in 2010. The room for policy mistakes in such an environment is large.

However, while we are mindful of these short-term concerns, we believe a continued focus on quality companies with sustainable long-term growth prospects, trading at reasonable valuations, will bring rewards.

3

Vanguard International Portfolio

M&G Investment Management Limited

Portfolio Managers:
Graham E. French

Greg Aldridge

Global equities rallied strongly as fears of another Great Depression subsided and investors focused on prospects for recovery in the global economy. The continued outperformance of more defensive sectors in the first two months of the year gave way to a substantial increase in risk appetite for most of the rest of the year. This prompted an especially strong recovery in emerging markets and among financial and resources stocks.

Against this backdrop, our holdings in companies exposed to emerging-market growth or improving discretionary consumer spending proved particularly beneficial. Strong returns were registered by a range of companies, including Techtronic Industries, a Hong Kong consumer electricals business; Compal Electronics, a Taiwanese computer manufacturer; and Petrobras, the Brazilian oil and gas producer.

By contrast, the weakest performance came from more traditionally defensive stocks, whose share prices lagged behind during the strong stock market rally. Notable examples include health care companies Astellas Pharma, Novartis, and Roche, which had held up well during the downturn in late 2008 and early 2009.

In spite of the volatile shifts in investor sentiment during 2009, the portfolio has remained consistently focused on high-quality, value-creating businesses with scarce assets that differentiate them from their competitors. It’s important to note that while maintaining this long-term focus on quality, the portfolio has also benefited from a valuation-driven approach that provides the flexibility to manage the exposure between defensive and cyclical companies. For example, early in the period this flexibility resulted in the purchase of G4S, a security services provider whose shares were attractively valued amid fears of a weak economic outlook. This position was in part funded by the sale of Danone, a more defensively positioned dairy producer, which had performed well during the downturn.

With valuations across the fund relatively attractive for much of the year, turnover remained low. We initiated new positions in a variety of well-positioned companies, including Sasol, Zurich Financial Services, and Carnival. Later in the year we also reduced holdings in some of the portfolio’s strongest performers, including Compal Electronics and Hankook Tire, the Korean tire manufacturer.

4

Vanguard International Portfolio

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, portfolio shareholders approved the following two proposals:

Proposal 1—Elect trustees for each portfolio.*
The individuals listed in the table below were elected as trustees for each portfolio. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the portfolios prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	2,425,238,230	88,077,041	96.5%
Charles D. Ellis	2,405,751,014	107,564,257	95.7%
Emerson U. Fullwood	2,410,939,308	102,375,964	95.9%
Rajiv L. Gupta	2,416,514,339	96,800,932	96.1%
Amy Gutmann	2,406,002,852	107,312,420	95.7%
JoAnn Heffernan Heisen	2,416,649,368	96,665,903	96.2%
F. William McNabb III	2,425,903,403	87,411,868	96.5%
André F. Perold	2,412,392,305	100,922,967	96.0%
Alfred M. Rankin, Jr.	2,423,028,932	90,286,340	96.4%
Peter F. Volanakis	2,427,674,541	85,640,731	96.6%
* Results are for all portfolios within the same trust.

Proposal 2—Update and standardize the portfolios’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the portfolios to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Portfolio	For	Abstain	Against	Non-Votes	For
International Portfolio
2a	64,163,444	1,629,761	3,477,979	0	92.6%
2b	63,622,380	2,659,356	2,989,449	0	91.8%
2c	62,560,945	1,665,767	5,044,472	0	90.3%
2d	62,360,793	2,540,064	4,370,327	0	90.0%
2e	63,173,641	2,432,291	3,665,252	0	91.2%
2f	63,841,182	1,547,390	3,882,613	0	92.2%
2g	65,253,080	1,672,177	2,345,927	0	94.2%

5

Vanguard International Portfolio

Portfolio Profile
As of December 31, 2009

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	180	957	1,817
Turnover Rate	41%	—	—
Expense Ratio[3]	0.49%	—	—
Short-Term Reserves	1.5%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.97	0.98
Beta	1.08	1.01

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer
Discretionary	12.7%	9.7%	8.4%
Consumer Staples	11.6	10.1	8.6
Energy	9.6	8.4	11.1
Financials	22.9	25.3	25.9
Health Care	7.4	8.4	6.4
Industrials	13.3	11.2	9.8
Information
Technology	8.6	4.8	6.6
Materials	9.5	10.4	12.0
Telecommunication
Services	3.1	5.8	6.2
Utilities	1.3	5.9	5.0

Ten Largest Holdings[4] (% of total net assets)
Petroleo Brasileiro SA	integrated oil
	and gas	2.7%
Tesco PLC	food retail	2.1
Itau Unibanco Holding SA	diversified banks	2.0
Canon, Inc.	office electronics	1.8
Banco Santander SA	diversified banks	1.7
BG Group PLC	integrated oil
	and gas	1.7
Atlas Copco AB A Shares	industrial machinery	1.6
Teva Pharmaceutical
Industries Ltd.
Sponsored ADR	pharmaceuticals	1.5
Syngenta AG	fertilizers and
	agricultural
	chemicals	1.5
Standard Chartered PLC	diversified banks	1.5
Top Ten		18.1%

Allocation by Region

Market Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio[5]	Index[1]	Index[2]
Europe
United Kingdom	16.8%	21.6%	15.3%
Switzerland	8.9	7.7	5.4
France	8.3	11.1	7.8
Germany	5.7	8.1	5.7
Sweden	3.8	2.5	1.8
Spain	3.4	4.6	3.2
Netherlands	2.3	2.7	1.9
Denmark	1.8	0.9	0.6
Italy	1.8	3.5	2.4
Other European
Markets	1.0	4.3	3.1
Subtotal	53.8%	67.0%	47.2%
Pacific
Japan	13.2%	20.7%	14.5%
Australia	4.3	8.4	5.9
Hong Kong	3.5	2.3	1.6
Other Pacific
Markets	0.5	1.6	1.1
Subtotal	21.5%	33.0%	23.1%
Emerging Markets
Brazil	8.4%	—	3.8%
China	4.8	—	4.0
Turkey	2.1	—	0.3
Israel	2.1	—	0.6
Mexico	1.5	—	1.0
South Korea	1.4	—	2.8
Russia	1.0	—	1.4
Other Emerging
Markets	2.5	—	8.5
Subtotal	23.8%	—	22.4%
North America
Canada	0.9%	—	7.3%

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 MSCI EAFE Index.
2 MSCI All Country World Index ex USA.
3 The expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the portfolio’s expense ratio was 0.52%.
4 The holdings listed exclude any temporary cash investments and equity index products.
5 Market percentages exclude currency contracts held by the portfolio.

6

Vanguard International Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 1999–December 31, 2009
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended December 31, 2009			Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
International Portfolio	42.57%	6.35%	3.25%	$13,768
MSCI All Country World Index ex USA	42.14	6.30	3.12	13,590
MSCI EAFE Index	31.78	3.54	1.17	11,238
International Funds Average[1]	32.84	3.53	0.27	10,272

Fiscal-Year Total Returns (%): December 31, 1999–December 31, 2009

1 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

7

Vanguard International Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2009

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (94.2%)[1]
Australia (4.2%)
Woolworths Ltd.	668,900	16,755
Woodside Petroleum Ltd.	365,000	15,341
Australia & New Zealand
Banking Group Ltd.	671,000	13,652
Brambles Ltd.	1,753,100	10,620
* James Hardie Industries
NV	762,900	5,752
Amcor Ltd./Australia	832,760	4,639
Sims Metal
Management Ltd.	109,541	2,144
* Woodside Petroleum
Ltd Rights
Exp. 1/29/2010	30,416	67
		68,970
Austria (0.2%)
* Wienerberger AG	177,891	3,225

Belgium (0.1%)
* Barco NV	46,635	1,888

Brazil (8.3%)
Petroleo Brasileiro
SA ADR Type A	939,000	39,804
Itau Unibanco Holding
SA ADR	1,062,325	24,264
Vale SA Class B Pfd. ADR	467,300	11,598
Redecard SA	640,929	10,664
BM&FBOVESPA SA	1,480,433	10,405
Vale SA Prior Pfd.	391,858	9,487
Itau Unibanco Holding
SA Prior Pfd.	384,575	8,537
Cia Brasileira de
Distribuicao Grupo
Pao de Acucar ADR	98,000	7,362
Petroleo Brasileiro
SA Prior Pfd.	199,384	4,197
B2W Cia Global Do Varejo	130,100	3,568
Banco do Brasil SA	150,031	2,556
* Fibria Celulose SA	94,103	2,110
		134,552
Canada (0.9%)
Niko Resources Ltd.	79,500	7,442
Canadian Pacific
Railway Ltd.	100,000	5,402
Sherritt International Corp.	258,131	1,613
Harry Winston
Diamond Corp.	60,600	579
		15,036

			Market
			Value•
		Shares	($000)
China (4.7%)
	China Construction
	Bank Corp.	12,331,000	10,495
*	Baidu Inc. ADR	20,600	8,471
	CNOOC Ltd.	5,181,500	8,067
	Tencent Holdings Ltd.	339,000	7,306
	China Resources
	Enterprise Ltd.	1,858,000	6,732
	China Unicom
	Hong Kong Ltd.	3,740,000	4,915
*	Ctrip.com
	International Ltd. ADR	65,300	4,692
	Ping An Insurance
	Group Co. of China Ltd.	535,500	4,644
	Dongfang Electric Corp. Ltd.	860,600	4,579
	Want Want China
	Holdings Ltd.	4,677,000	3,262
	Denway Motors Ltd.	5,132,000	3,237
	China Merchants
	Bank Co. Ltd.	1,206,500	3,130
	Chaoda Modern
	Agriculture
	Holdings Ltd.	2,621,135	2,781
*	China Pacific Insurance
	Group Co. Ltd.	529,200	2,109
^	Ports Design Ltd.	630,000	1,943
			76,363
Denmark (1.8%)
*	Vestas Wind Systems A/S	183,999	11,243
	Novo Nordisk A/S Class B	163,900	10,472
	Novozymes A/S	48,600	5,032
	AP Moller - Maersk A/S
	Class B	331	2,311
			29,058
France (7.6%)
	L’Oreal SA	200,200	22,197
	Cie Generale d’Optique
	Essilor International SA	363,822	21,630
	Total SA	249,746	15,982
	BNP Paribas	139,700	11,009
	Danone	174,000	10,582
	ArcelorMittal	221,975	10,054
	PPR	76,700	9,178
	GDF Suez	133,714	5,793
	Schneider Electric SA	40,500	4,686
	Publicis Groupe SA	96,000	3,889
	Societe Generale	55,598	3,842
	European Aeronautic
	Defence and Space Co.
	NV	170,321	3,398
*	CFAO SA	13,344	548
			122,788

		Market
		Value•
	Shares	($000)
Germany (5.1%)
SAP AG	346,200	16,306
Adidas AG	234,114	12,623
Siemens AG	121,173	11,099
Linde AG	69,600	8,366
Porsche Automobil
Holding SE Prior Pfd.	129,800	8,142
Fresenius Medical Care
AG & Co. KGaA	140,000	7,403
Symrise AG	177,080	3,794
*,^ TUI AG	443,500	3,695
ThyssenKrupp AG	94,000	3,535
E.ON AG	79,753	3,325
Celesio AG	118,700	3,012
*,^ Q-Cells SE	115,330	1,886
		83,186
Hong Kong (3.5%)
Swire Pacific Ltd.	1,229,500	14,821
Hong Kong Exchanges
and Clearing Ltd.	544,900	9,700
Jardine Matheson
Holdings Ltd.	322,200	9,688
Esprit Holdings Ltd.	1,467,908	9,661
Li & Fung Ltd.	1,348,000	5,547
Sun Hung Kai
Properties Ltd.	300,000	4,451
Techtronic Industries Co.	3,027,652	2,508
		56,376
India (0.7%)
Housing Development
Finance Corp.	132,600	7,607
Reliance Capital Ltd.	186,700	3,403
		11,010
Indonesia (0.4%)
Telekomunikasi
Indonesia Tbk PT	6,556,500	6,540

Ireland (0.2%)
Kerry Group PLC Class A	101,358	2,983
Kerry Group PLC Class A
(London Shares)	20,300	638
		3,621
Israel (1.8%)
Teva Pharmaceutical
Industries Ltd. ADR	440,632	24,755
Makhteshim-Agan
Industries Ltd.	1,030,318	4,875
		29,630
Italy (0.6%)
* Intesa Sanpaolo SPA
(Registered)	2,272,659	10,169

8

Vanguard International Portfolio

		Market
		Value•
	Shares	($000)
Japan (13.0%)
Canon Inc.	686,300	29,034
Honda Motor Co. Ltd.	494,100	16,718
Nintendo Co. Ltd.	68,800	16,322
Toyota Motor Corp.	346,600	14,573
Rakuten Inc.	18,522	14,088
Mitsubishi Corp.	463,200	11,525
SMC Corp.	81,600	9,230
Japan Tobacco Inc.	2,658	8,975
Nomura Holdings Inc.	1,197,100	8,828
Yamada Denki Co. Ltd.	129,870	8,733
Mitsui Sumitomo
Insurance Group
Holdings Inc.	326,800	8,300
Hoya Corp.	271,800	7,211
Yamaha Motor Co. Ltd.	521,400	6,552
Unicharm Corp.	68,300	6,398
Sekisui Chemical Co. Ltd.	1,006,000	6,225
Nippon Telegraph &
Telephone Corp.	157,800	6,211
Bridgestone Corp.	353,400	6,197
Rohm Co. Ltd.	74,700	4,854
Sony Financial
Holdings Inc.	1,786	4,661
THK Co. Ltd.	247,400	4,373
Kyocera Corp.	44,200	3,901
Trend Micro Inc.	88,500	3,366
Astellas Pharma Inc.	76,900	2,866
Mitsubishi UFJ Financial
Group Inc.	519,000	2,543
		211,684
Luxembourg (0.1%)
* Reinet Investments SCA	67,635	1,065

Mexico (1.4%)
America Movil SAB de
CV ADR	212,200	9,969
* Desarrolladora Homex
SAB de CV ADR	168,596	5,668
Wal-Mart de Mexico
SAB de CV	1,077,300	4,836
* Consorcio ARA
SAB de CV	2,662,933	1,856
		22,329
Netherlands (2.3%)
Unilever NV	515,800	16,784
* ING Groep NV	1,736,666	16,766
TNT NV	98,395	3,008
		36,558
Norway (0.4%)
*,^ DnB NOR ASA	400,888	4,347
Statoil ASA	114,845	2,862
		7,209
Russia (0.9%)
Gazprom OAO ADR	615,449	15,342

Singapore (0.5%)
Singapore Exchange Ltd.	849,000	5,003
DBS Group Holdings Ltd.	260,075	2,827
		7,830

		Market
		Value•
	Shares	($000)
South Africa (0.7%)
Impala Platinum
Holdings Ltd.	225,800	6,113
MTN Group Ltd.	162,211	2,570
Sasol Ltd.	61,000	2,439
		11,122
South Korea (1.0%)
Samsung
Electronics Co. Ltd.	14,800	10,094
Samsung Fire & Marine
Insurance Co. Ltd.	24,600	4,196
Hankook Tire Co. Ltd.	114,000	2,478
		16,768
Spain (3.3%)
Banco Santander SA	1,701,135	27,911
Inditex SA	227,300	14,065
Banco Bilbao Vizcaya
Argentaria SA	419,000	7,580
Gamesa Corp.
Tecnologica SA	272,914	4,569
		54,125
Sweden (3.7%)
Atlas Copco AB Class A	1,745,478	25,490
Sandvik AB	1,354,695	16,227
Svenska Handelsbanken
AB Class A	377,377	10,785
Oriflame Cosmetics SA	75,000	4,469
Telefonaktiebolaget LM
Ericsson Class B	358,000	3,290
		60,261
Switzerland (8.8%)
Syngenta AG	88,175	24,685
Novartis AG	433,198	23,580
Roche Holdings AG	90,561	15,392
Compagnie Financiere
Richemont SA	409,477	13,689
* UBS AG	854,818	13,120
Geberit AG	62,840	11,121
Credit Suisse Group AG	219,000	10,776
SGS SA	5,288	6,879
ABB Ltd.	295,900	5,654
Nestle SA	93,271	4,527
GAM Holding Ltd.	365,000	4,437
Holcim Ltd.	53,000	4,105
Julius Baer Group Ltd.	116,000	4,048
Zurich Financial Services AG	6,500	1,412
		143,425
Taiwan (0.7%)
Taiwan Semiconductor
Manufacturing Co. Ltd.	4,713,204	9,453
Compal Electronics Inc.	1,669,487	2,295
		11,748
Turkey (0.7%)
Turkiye Garanti Bankasi
AS	2,586,000	10,959

United Kingdom (16.6%)
Tesco PLC	4,985,100	34,266
BG Group PLC	1,512,817	27,102
Standard Chartered PLC	955,300	23,933

			Market
			Value•
		Shares	($000)
	BHP Billiton PLC	692,700	22,136
	HSBC Holdings PLC	1,795,775	20,502
	British American Tobacco
	PLC	552,830	17,941
	Vodafone Group PLC	6,068,402	14,058
	Rolls-Royce Group PLC	1,767,953	13,802
	Rio Tinto PLC	218,652	11,789
	SABMiller PLC	315,000	9,241
	Prudential PLC	857,000	8,734
*	Cairn Energy PLC	1,473,010	7,853
	Meggitt PLC	1,689,000	7,088
	Centrica PLC	1,411,000	6,375
	Capita Group PLC	416,129	5,021
*	Signet Jewelers Ltd.	172,000	4,560
	Unilever PLC	130,000	4,163
*	Lloyds Banking Group
	PLC	4,993,073	4,010
	Bunzl PLC	368,200	3,993
	GlaxoSmithKline PLC	185,191	3,925
	Intertek Group PLC	191,950	3,867
	Ultra Electronics Holdings	148,693	3,277
	G4S PLC	743,468	3,108
*	Inchcape PLC	6,285,691	2,993
	Victrex PLC	222,229	2,876
*	Carnival PLC	84,000	2,870
			269,483
Total Common Stocks
(Cost $1,449,755)			1,532,320
Temporary Cash Investments (6.4%)[1]
Money Market Fund (5.7%)
2,3	Vanguard Market
	Liquidity Fund, 0.187%	93,131,911	93,132

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.7%)
4,5	Fannie Mae
	Discount Notes,
	0.190%, 2/10/10	8,000	8,000
4,6	Freddie Mac
	Discount Notes,
	0.215%, 6/14/10	3,000	2,997
			10,997
Total Temporary Cash Investments
(Cost $104,127)			104,129
Total Investments (100.6%)
(Cost $1,553,882)			1,636,449
Other Assets and Liabilities (–0.6%)
Other Assets			2,738
Liabilities[3]			(12,582)
			(9,844)
Net Assets (100%)
Applicable to 101,315,709 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			1,626,605
Net Asset Value Per Share			$16.05

9

Vanguard International Portfolio

At December 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	1,695,350
Undistributed Net Investment Income	23,091
Accumulated Net Realized Losses	(174,045)
Unrealized Appreciation (Depreciation)
Investment Securities	82,567
Futures Contracts	1,178
Foreign Currencies and
Forward Currency Contracts	(1,536)
Net Assets	1,626,605

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $6,296,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 98.7% and 1.9%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $6,656,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $8,000,000 have been segregated as initial margin for open futures contracts.
6 Securities with a value of $1,998,000 have been segregated as collateral for open forward currency contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

10

Vanguard International Portfolio

Statement of Operations

Year Ended
December 31, 2009
($000)
Investment Income
Income
Dividends[1]	31,108
Interest[2]	266
Security Lending	1,205
Total Income	32,579
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,609
Performance Adjustment	476
The Vanguard Group—Note C
Management and Administrative	3,993
Marketing and Distribution	312
Custodian Fees	243
Auditing Fees	34
Shareholders’ Reports and Proxies	84
Trustees’ Fees and Expenses	2
Total Expenses	6,753
Net Investment Income	25,826
Realized Net Gain (Loss)
Investment Securities Sold	(114,602)
Futures Contracts	10,437
Foreign Currencies and
Forward Currency Contracts	(326)
Realized Net Gain (Loss)	(104,491)
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	548,856
Futures Contracts	311
Foreign Currencies and
Forward Currency Contracts	(361)
Change in Unrealized Appreciation
(Depreciation)	548,806
Net Increase (Decrease) in Net Assets
Resulting from Operations	470,141

Statement of Changes in Net Assets

	Year Ended December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	25,826	48,589
Realized Net Gain (Loss)	(104,491)	(68,841)
Change in Unrealized Appreciation (Depreciation)	548,806	(912,542)
Net Increase (Decrease) in Net Assets Resulting from Operations	470,141	(932,794)
Distributions
Net Investment Income	(47,854)	(42,670)
Realized Capital Gain[3]	—	(149,780)
Total Distributions	(47,854)	(192,450)
Capital Share Transactions
Issued	252,044	297,897
Issued in Lieu of Cash Distributions	47,854	192,450
Redeemed	(209,115)	(374,181)
Net Increase (Decrease) from Capital Share Transactions	90,783	116,166
Total Increase (Decrease)	513,070	(1,009,078)
Net Assets
Beginning of Period	1,113,535	2,122,613
End of Period[4]	1,626,605	1,113,535

1 Dividends are net of foreign withholding taxes of $1,648,000.
2 Interest income from an affiliated company of the portfolio was $209,000.
3 Includes fiscal 2008 short-term gain distributions totaling $18,287,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
4 Net Assets—End of Period includes undistributed net investment income of $23,091,000 and $45,024,000.
See accompanying Notes, which are an integral part of the Financial Statements.

11

Vanguard International Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.81	$23.84	$21.56	$17.37	$15.15
Investment Operations
Net Investment Income	.270	.532	.510[1]	.430[1]	.250
Net Realized and Unrealized Gain (Loss)
on Investments	4.490	(10.352)	3.070	4.160	2.190
Total from Investment Operations	4.760	(9.820)	3.580	4.590	2.440
Distributions
Dividends from Net Investment Income	(.520)	(.490)	(.400)	(.220)	(.220)
Distributions from Realized Capital Gains	—	(1.720)	(.900)	(.180)	—
Total Distributions	(.520)	(2.210)	(1.300)	(.400)	(.220)
Net Asset Value, End of Period	$16.05	$11.81	$23.84	$21.56	$17.37

Total Return	42.57%	–44.87%	17.41%	26.75%	16.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,627	$1,114	$2,123	$1,562	$840
Ratio of Total Expenses to
Average Net Assets[2]	0.52%	0.46%	0.45%	0.44%	0.41%
Ratio of Net Investment Income to
Average Net Assets	1.99%	2.90%	2.23%	2.22%	1.94%
Portfolio Turnover Rate	41%	59%	41%	29%	45%

1 Calculated based on average shares outstanding.
2 Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.03%, 0.01%, 0.01%, and (0.01%).

Notes to Financial Statements

Vanguard Variable Insurance Fund International Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

12

Vanguard International Portfolio

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

The portfolio may also enter into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the portfolio’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the portfolio under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties, by a master netting arrangement between the portfolio and the counterparty, and by the posting of collateral by the counterparty. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Baillie Gifford Overseas Ltd., Schroder Investment Management North America Inc., and M&G Investment Management Limited each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. are subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. The basic fee of M&G Investment Management Limited is subject to quarterly adjustments based on performance since March 31, 2008, relative to the MSCI All Country World Index ex USA.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

13

For the year ended December 31, 2009, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of the portfolio’s average net assets, before an increase of $476,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2009, the portfolio had contributed capital of $322,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.13% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 — Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of December 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	171,917	—	—
Common Stocks—Other	37,919	1,322,484	—
Temporary Cash Investments	93,132	10,997	—
Futures Contracts—Assets[1]	66	—	—
Forward Currency Contracts—Liabilities	(1,529)	—	—
Total	301,505	1,333,481	—
1 Represents variation margin on the last day of the reporting period.

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended December 31, 2009:

Investments in
Common
Stocks—Other
Amount Valued Based on Level 3 Inputs	($000)
Balance as of December 31, 2008	36
Transfers out of Level 3	(42)
Change in Unrealized Appreciation (Depreciation)	6
Balance as of December 31, 2009	—

E. At December 31, 2009, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts[1]	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	66	—	66
Liabilities	—	(1,529)	(1,529)
1 Represents variation margin on the last day of the reporting period.

Vanguard International Portfolio

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended December 31, 2009, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	10,437	—	10,437
Forward Currency Contracts	—	(421)	(421)
Realized Net Gain (Loss) on Derivatives	10,437	(421)	10,016

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	311	—	311
Forward Currency Contracts	—	(423)	(423)
Change in Unrealized Appreciation (Depreciation) on Derivatives	311	(423)	(112)

At December 31, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
Dow Jones EURO STOXX 50 Index	March 2010	747	31,853	565
FTSE 100 Index	March 2010	267	23,117	408
Topix Index	March 2010	186	18,071	205

At December 31, 2009, the portfolio had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

					Unrealized
					Appreciation
			Contract Amount (000)		(Depreciation)
Contract Settlement Date		Receive		Deliver	($000)
3/24/10	EUR	21,807	USD	31,283	(359)
3/24/10	GBP	14,063	USD	22,697	(220)
3/17/10	JPY	1,663,294	USD	17,874	(950)
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

The portfolio had net unrealized foreign currency losses of $7,000 resulting from the translation of other assets and liabilities at December 31, 2009.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2009, the portfolio realized net foreign currency gains of $95,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

15

Vanguard International Portfolio

For tax purposes, at December 31, 2009, the portfolio had $25,606,000 of ordinary income available for distribution. The portfolio had available capital loss carryforwards totaling $170,289,000 to offset future net capital gains of $28,902,000 through December 31, 2016, and $141,387,000 through December 31, 2017. In addition, the portfolio realized losses of $4,465,000 during the period from November 1, 2009, through December 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At December 31, 2009, the cost of investment securities for tax purposes was $1,554,628,000. Net unrealized appreciation of investment securities for tax purposes was $81,821,000, consisting of unrealized gains of $212,939,000 on securities that had risen in value since their purchase and $131,118,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended December 31, 2009, the portfolio purchased $549,426,000 of investment securities and sold $502,481,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:
	Year Ended December 31,
	2009	2008
	Shares	Shares
	(000)	(000)
Issued	18,807	17,818
Issued in Lieu of Cash Distributions	4,519	9,829
Redeemed	(16,337)	(22,366)
Net Increase (Decrease) in Shares Outstanding	6,989	5,281

I. In preparing the financial statements as of December 31, 2009, management considered the impact of subsequent events occurring through February 10, 2010, for potential recognition or disclosure in these financial statements.

16

Vanguard International Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of International Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 10, 2010

Special 2009 tax information (unaudited) for corporate shareholders only for Vanguard
Variable Insurance Fund International Portfolio

This information for the fiscal year ended December 31, 2009, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio passed through foreign source income of $32,806,000 and foreign taxes paid of $1,752,000 to shareholders. The pass-through of foreign taxes paid will affect only shareholders on the portfolio’s dividend record date in December 2009. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2010.

17

Vanguard International Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Portfolio	6/30/2009	12/31/2009	Period[1]
Based on Actual Fund Return	$1,000.00	$1,249.03	$2.89
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.63	2.60

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.51%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

18

Vanguard® Mid-Cap Index Portfolio

For the fiscal year ended December 31, Vanguard Mid-Cap Index Portfolio returned 40.37%. The portfolio closely tracked its benchmark, which returned 40.49% for the 12-month period.

The table below shows the returns of your portfolio and its comparative standards over the past year. For additional perspective, we also present their annualized returns for the last ten years.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Mid-cap companies make a strong comeback
At the start of the 12-month period, the U.S. was in the midst of the biggest economic crisis in decades and stock prices had fallen to historic lows. However, in mid-March, the market staged an impressive rally and stock prices began to soar. As of December 31, the broad U.S. stock market had rebounded dramatically, with mid-cap stocks outperforming the broad market by over 10 percentage points. The recovery was broad-based, with all ten industry sectors posting yearly gains, a direct contrast to 2008 when all ten sectors recorded substantial losses.

The portfolio’s biggest gains came from the information technology sector, which returned almost 70% for the year. After being hit hard during the financial crisis, technology stocks spiked significantly when corporations and consumers alike resumed spending on computer hardware, computer software, and electronics.

The other most significant gains came from the consumer discretionary sector. These stocks—representing restaurants, specialty stores, media companies, and the like—suffered acutely in the bear market as consumers cut back on nonessentials. As the recession eased, investors anticipated renewed discretionary spending.

Among other sectors, energy stocks did especially well as increased demand for oil, natural gas, and other energy sources helped prices rebound from their lows at the recession’s depth.

Solid long-term results despite recent volatility
Over the past decade, the Mid-Cap Index Portfolio has returned an average of 6.14% per year. Despite the unsettled investment environment that we’ve faced over the past couple of years, the portfolio has successfully captured the market’s solid return.

This is a credit to the portfolio’s advisor, Vanguard Quantitative Equity Group, which has more than 30 years of index-tracking experience. These long-tenured professionals have developed sophisticated portfolio construction and trading methodologies to help Vanguard deliver strong index-fund management in a variety of different marketplaces and all market environments. The group’s efforts are made easier by the portfolios’ low-operating expenses.

Establish and stick with your investment plan
Recent months have brought positive news for stocks; however, investors will not easily forget the hardships of the not-so-distant past. And, although things are looking up, we can’t be sure about what 2010 will bring.

While we can’t control the markets or the economy, we can control how we react to the inevitable volatility and incessant “noise” that accompanies investing. At Vanguard, we advocate a balanced investment approach that includes stock, bond, and money market funds in proportion to your goals and unique financial circumstances. We believe that the Mid-Cap Index Portfolio—with its broad exposure to U.S. equities and low expenses—can play an important role in such a portfolio.

Total Returns
		Ten Years Ended
		December 31, 2009
	Year Ended	Average
	December 31, 2009	Annual Return
Vanguard Mid-Cap Index Portfolio	40.37%	6.14%
Spliced Mid-Cap Index[1]	40.49	6.13
Mid-Cap Core Funds Average[2]	36.21	3.72

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Mid-Cap
		Core Funds
	Portfolio	Average
Mid-Cap Index Portfolio	0.30%	1.30%

1 Standard & Poor’s MidCap 400 Index through May 16, 2003; MSCI US Mid Cap 450 Index thereafter.
2 Derived from data provided by Lipper Inc.
3 The portfolio expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the expense ratio was 0.29%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

1

Vanguard Mid-Cap Index Portfolio

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, portfolio shareholders approved the following two proposals:

Proposal 1—Elect trustees for each portfolio.*
The individuals listed in the table below were elected as trustees for each portfolio. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the portfolios prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	2,425,238,230	88,077,041	96.5%
Charles D. Ellis	2,405,751,014	107,564,257	95.7%
Emerson U. Fullwood	2,410,939,308	102,375,964	95.9%
Rajiv L. Gupta	2,416,514,339	96,800,932	96.1%
Amy Gutmann	2,406,002,852	107,312,420	95.7%
JoAnn Heffernan Heisen	2,416,649,368	96,665,903	96.2%
F. William McNabb III	2,425,903,403	87,411,868	96.5%
André F. Perold	2,412,392,305	100,922,967	96.0%
Alfred M. Rankin, Jr.	2,423,028,932	90,286,340	96.4%
Peter F. Volanakis	2,427,674,541	85,640,731	96.6%
* Results are for all portfolios within the same trust.

Proposal 2—Update and standardize the portfolios’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the portfolios to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Portfolio	For	Abstain	Against	Non-Votes	For
Mid-Cap Index Portfolio
2a	39,727,867	1,117,074	1,626,582	0	93.5%
2b	39,475,776	1,224,219	1,771,528	0	92.9%
2c	38,917,863	1,067,979	2,485,681	0	91.6%
2d	39,013,611	1,227,739	2,230,174	0	91.9%
2e	39,107,136	1,184,719	2,179,669	0	92.1%
2f	39,277,895	1,199,862	1,993,767	0	92.5%
2g	40,073,782	1,019,880	1,377,861	0	94.4%

2

Vanguard Mid-Cap Index Portfolio

Portfolio Profile
As of December 31, 2009

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	457	456	4,201
Median Market Cap	$4.7B	$4.7B	$30.7B
Price/Earnings Ratio	130.0x	129.3x	35.7x
Price/Book Ratio	2.0x	2.0x	2.1x
Yield[3]	1.0%	1.3%	1.8%
Return on Equity	15.2%	15.2%	19.3%
Earnings Growth Rate	9.6%	9.6%	8.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	29%	—	—
Expense Ratio[4]	0.30%	—	—
Short-Term Reserves	0.4%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.95
Beta	1.00	1.16

Sector Diversification (% of equity exposure)
		Target	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	14.6%	14.8%	10.3%
Consumer Staples	4.6	4.6	9.9
Energy	8.1	8.1	10.6
Financials	17.4	17.2	16.0
Health Care	11.0	11.0	12.6
Industrials	12.4	12.4	10.6
Information Technology	16.9	16.9	19.3
Materials	6.9	6.9	4.0
Telecommunication
Services	1.4	1.4	2.9
Utilities	6.7	6.7	3.8

Ten Largest Holdings[5] (% of total net assets)
Intuitive Surgical Inc.	health care
	equipment	0.6%
Marvell Technology
Group Ltd.	semiconductors	0.6
Cameron	oil and gas
International Corp.	equipment and
	services	0.6
Western Digital Corp.	computer storage
	and peripherals	0.5
Life Technologies Corp.	biotechnology	0.5
Seagate Technology	computer storage
	and peripherals	0.5
Consol Energy Inc.	coal and
	consumable fuels	0.5
Micron Technology Inc.	semiconductors	0.5
Mead Johnson
Nutrition Co. Class A	personal products	0.5
Hartford Financial
Services Group Inc.	multi-line insurance	0.5
Top Ten		5.3%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 MSCI US Mid Cap 450 Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 The expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the expense ratio was 0.29%.
5 The holdings listed exclude any temporary cash investments and equity index products.

3

Vanguard Mid-Cap Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 1999–December 31, 2009
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended December 31, 2009			Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Mid-Cap Index Portfolio	40.37%	2.36%	6.14%	$18,151
Dow Jones U.S. Total Stock Market Index	29.35	1.09	–0.17	9,828
Spliced Mid-Cap Index[1]	40.49	2.39	6.13	18,123
Mid-Cap Core Funds Average[2]	36.21	1.71	3.72	14,406

1 S&P MidCap 400 Index through May 16, 2003; MSCI US Mid Cap 450 Index thereafter.
2 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

4

Vanguard Mid-Cap Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2009

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (14.6%)
*	priceline.com Inc.	14,069	3,074
	H&R Block Inc.	117,447	2,657
	Mattel Inc.	126,090	2,519
	Starwood Hotels &
	Resorts Worldwide Inc.	65,498	2,395
	Cablevision Systems Corp.
	Class A	86,328	2,229
*	Liberty Media Corp.—
	Interactive	198,476	2,152
	Nordstrom Inc.	56,868	2,137
	Genuine Parts Co.	55,883	2,121
	Whirlpool Corp.	25,841	2,084
	Harley-Davidson Inc.	82,135	2,070
	International Game
	Technology	103,790	1,948
	Ross Stores Inc.	44,214	1,888
	Tiffany & Co.	43,532	1,872
*	CarMax Inc.	76,906	1,865
	Ltd Brands Inc.	95,426	1,836
*	O’Reilly Automotive Inc.	47,899	1,826
*	Expedia Inc.	68,824	1,770
	Virgin Media Inc.	97,567	1,642
	Darden Restaurants Inc.	46,414	1,628
	Polo Ralph Lauren Corp.
	Class A	19,970	1,617
*	Urban Outfitters Inc.	44,181	1,546
*	Dollar Tree Inc.	31,184	1,506
	Wynn Resorts Ltd.	25,775	1,501
	Newell Rubbermaid Inc.	96,911	1,455
*	Discovery Communications
	Inc. Class A	46,971	1,441
	Hasbro Inc.	44,173	1,416
	Black & Decker Corp.	21,161	1,372
	BorgWarner Inc.	40,848	1,357
	Advance Auto Parts Inc.	33,457	1,354
	Scripps Networks Interactive
	Inc. Class A	31,429	1,304
*	Discovery
	Communications Inc.	49,061	1,301
	Family Dollar Stores Inc.	46,323	1,289
	Autoliv Inc.	29,657	1,286
	DeVry Inc.	22,340	1,267
*	ITT Educational
	Services Inc.	13,163	1,263
*	Interpublic Group of
	Cos. Inc.	170,951	1,262
	Wyndham Worldwide Corp.	62,314	1,257
*	Royal Caribbean Cruises Ltd.	48,488	1,226
	Gannett Co. Inc.	81,920	1,217
*	GameStop Corp. Class A	54,559	1,197

			Market
			Value•
		Shares	($000)
	Pulte Homes Inc.	119,646	1,196
	PetSmart Inc.	43,579	1,163
*	NVR Inc.	1,634	1,161
*	Goodyear Tire & Rubber Co.	80,191	1,131
	American Eagle
	Outfitters Inc.	65,433	1,111
	DR Horton Inc.	100,309	1,090
	Abercrombie & Fitch Co.	30,636	1,068
	Leggett & Platt Inc.	51,754	1,056
	Strayer Education Inc.	4,883	1,038
*	Chipotle Mexican Grill Inc.
	Class A	11,153	983
*	Mohawk Industries Inc.	20,258	964
*	NetFlix Inc.	17,169	947
	Washington Post Co. Class B	2,120	932
*	Toll Brothers Inc.	48,117	905
*	LKQ Corp.	44,525	872
*	MGM Mirage	93,332	851
	Guess? Inc.	19,478	824
	Harman International
	Industries Inc.	22,953	810
*	Liberty Media Corp.—Starz	17,203	794
*	Lamar Advertising Co.
	Class A	25,316	787
*	AutoNation Inc.	40,681	779
	Wendy’s/Arby’s Group Inc.
	Class A	140,781	660
*	Penn National Gaming Inc.	23,627	642
	Burger King Holdings Inc.	32,855	618
	Foot Locker Inc.	54,307	605
	WABCO Holdings Inc.	22,688	585
	Lennar Corp. Class A	45,722	584
	Brinker International Inc.	36,220	540
*	Hyatt Hotels Corp. Class A	13,336	398
	Weight Watchers
	International Inc.	12,268	358
*	Clear Channel Outdoor
	Holdings Inc. Class A	14,319	149
	Lennar Corp. Class B	4,820	47
*	Krispy Kreme Doughnuts Inc.
	Warrants Exp. 3/2/2012	570	—
			93,795
Consumer Staples (4.6%)
	Mead Johnson Nutrition Co.
	Class A	71,636	3,130
	Bunge Ltd.	46,438	2,964
	JM Smucker Co.	41,655	2,572
	Dr Pepper Snapple
	Group Inc.	89,000	2,519
	Estee Lauder Cos. Inc.
	Class A	39,346	1,903
	McCormick & Co. Inc.	41,494	1,499

			Market
			Value•
		Shares	($000)
	Church & Dwight Co. Inc.	24,676	1,492
*	Energizer Holdings Inc.	23,156	1,419
*	Whole Foods Market Inc.	48,963	1,344
	Tyson Foods Inc. Class A	101,704	1,248
*	Ralcorp Holdings Inc.	19,900	1,188
*	Dean Foods Co.	63,354	1,143
*	Constellation Brands Inc.
	Class A	69,277	1,104
*	Hansen Natural Corp.	27,052	1,039
	Hormel Foods Corp.	25,713	989
	SUPERVALU Inc.	73,939	940
	Alberto-Culver Co. Class B	30,745	900
*	Smithfield Foods Inc.	51,821	787
	Flowers Foods Inc.	28,804	684
	PepsiAmericas Inc.	22,040	645
			29,509
Energy (8.1%)
*	Cameron International Corp.	85,579	3,577
	Consol Energy Inc.	63,273	3,151
	Range Resources Corp.	55,124	2,748
*	Petrohawk Energy Corp.	105,420	2,529
*	FMC Technologies Inc.	42,937	2,483
	El Paso Corp.	245,583	2,414
*	Newfield Exploration Co.	46,453	2,240
*	Nabors Industries Ltd.	99,492	2,178
*	Pride International Inc.	60,894	1,943
	Pioneer Natural
	Resources Co.	40,293	1,941
	BJ Services Co.	101,960	1,896
*	Alpha Natural Resources Inc.	41,982	1,821
	Cabot Oil & Gas Corp.	36,321	1,583
	Cimarex Energy Co.	29,092	1,541
	Helmerich & Payne Inc.	36,789	1,467
*	Kinder Morgan
	Management LLC	26,294	1,437
	EXCO Resources Inc.	62,634	1,330
*	Plains Exploration &
	Production Co.	48,035	1,329
*	Denbury Resources Inc.	87,062	1,289
	Arch Coal Inc.	56,625	1,260
	Massey Energy Co.	29,973	1,259
*	Oceaneering International Inc.	19,262	1,127
	Sunoco Inc.	41,063	1,072
*	Concho Resources Inc.	22,538	1,012
*	Dresser-Rand Group Inc.	28,971	916
*	Rowan Cos. Inc.	39,982	905
	Tidewater Inc.	18,164	871
	Patterson-UTI Energy Inc.	53,942	828
*	Forest Oil Corp.	37,175	827
	Tesoro Corp.	48,906	663
*	Quicksilver Resources Inc.	41,605	625
*	Continental Resources Inc.	11,950	513

5

Vanguard Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
*	SandRidge Energy Inc.	54,208	511
*	CNX Gas Corp.	10,689	316
*	Cobalt International
	Energy Inc.	18,963	262
			51,864
Financials (17.3%)
	Hartford Financial Services
	Group Inc.	134,551	3,130
	HCP Inc.	101,887	3,112
	Discover Financial Services	188,092	2,767
	Lincoln National Corp.	105,791	2,632
	Fifth Third Bancorp	264,552	2,579
	Host Hotels & Resorts Inc.	217,516	2,538
*	IntercontinentalExchange Inc.	21,838	2,452
	Ventas Inc.	54,880	2,400
	AvalonBay Communities Inc.	28,049	2,303
	Unum Group	116,090	2,266
	Regions Financial Corp.	416,090	2,201
	XL Capital Ltd. Class A	119,843	2,197
	Plum Creek Timber Co. Inc.	57,061	2,155
	ProLogis	155,133	2,124
	New York Community
	Bancorp Inc.	140,802	2,043
	People’s United
	Financial Inc.	121,613	2,031
*	Genworth Financial Inc.
	Class A	168,033	1,907
	Kimco Realty Corp.	140,253	1,898
	Health Care REIT Inc.	41,813	1,853
*	SLM Corp.	163,190	1,839
	Everest Re Group Ltd.	21,362	1,830
	PartnerRe Ltd.	23,567	1,760
	KeyCorp	306,684	1,702
	Comerica Inc.	52,976	1,567
	Willis Group Holdings Ltd.	58,671	1,548
	Legg Mason Inc.	49,750	1,501
	Federal Realty
	Investment Trust	21,407	1,450
	Cincinnati Financial Corp.	53,911	1,415
	SL Green Realty Corp.	26,938	1,353
	Axis Capital Holdings Ltd.	47,200	1,341
	Nationwide Health
	Properties Inc.	37,676	1,325
	AMB Property Corp.	50,981	1,303
	Digital Realty Trust Inc.	25,431	1,279
	Torchmark Corp.	28,830	1,267
*	American International
	Group Inc.	42,237	1,266
	Liberty Property Trust	38,928	1,246
	WR Berkley Corp.	50,290	1,239
	Assurant Inc.	41,097	1,212
	Reinsurance Group of
	America Inc. Class A	25,399	1,210
	Macerich Co.	33,164	1,192
	Eaton Vance Corp.	38,709	1,177
	Rayonier Inc.	27,596	1,163
	RenaissanceRe Holdings Ltd.	21,723	1,155
*	CB Richard Ellis Group Inc.
	Class A	84,842	1,151
*	Markel Corp.	3,254	1,106
	HCC Insurance Holdings Inc.	39,185	1,096
	Regency Centers Corp.	30,813	1,080
*	Arch Capital Group Ltd.	15,026	1,075
*	First Horizon National Corp.	77,993	1,045
	First American Corp.	31,552	1,045

			Market
			Value•
		Shares	($000)
	Fidelity National Financial
	Inc. Class A	77,014	1,037
	Transatlantic Holdings Inc.	19,658	1,024
	Hospitality Properties Trust	42,946	1,018
*	NASDAQ OMX Group Inc.	49,855	988
*	Affiliated Managers
	Group Inc.	14,522	978
	Commerce Bancshares Inc.	24,833	962
	Duke Realty Corp.	78,687	958
	Cullen/Frost Bankers Inc.	18,869	943
^	Realty Income Corp.	36,397	943
*	St Joe Co.	32,513	939
	White Mountains
	Insurance Group Ltd.	2,778	924
	Marshall & Ilsley Corp.	168,879	920
	Federated Investors Inc.
	Class B	32,506	894
	Validus Holdings Ltd.	32,886	886
	UDR Inc.	52,942	870
	Huntington Bancshares Inc.	238,361	870
*	Jefferies Group Inc.	36,403	864
	Janus Capital Group Inc.	63,504	854
	Old Republic
	International Corp.	84,595	849
	Raymond James
	Financial Inc.	34,638	823
	SEI Investments Co.	46,961	823
	Weingarten Realty Investors	40,019	792
	Brown & Brown Inc.	42,275	760
	City National Corp.	15,396	702
	American Financial
	Group Inc.	26,328	657
	Greenhill & Co. Inc.	7,963	639
	TCF Financial Corp.	41,011	559
	Zions Bancorporation	42,615	547
	Associated Banc-Corp	43,020	474
	BOK Financial Corp.	9,515	452
	TFS Financial Corp.	32,741	398
	Mercury General Corp.	9,679	380
	Capitol Federal Financial	7,849	247
			111,500
Health Care (11.0%)
*	Intuitive Surgical Inc.	13,285	4,030
*	Life Technologies Corp.	61,815	3,229
*	Vertex Pharmaceuticals Inc.	67,421	2,889
*	Hospira Inc.	56,462	2,879
	AmerisourceBergen Corp.
	Class A	104,156	2,715
*	Humana Inc.	59,440	2,609
*	DaVita Inc.	36,433	2,140
*	Waters Corp.	33,533	2,078
*	Varian Medical Systems Inc.	43,978	2,060
*	Cerner Corp.	24,153	1,991
*	Mylan Inc.	106,562	1,964
	DENTSPLY International Inc.	49,255	1,732
*	Edwards Lifesciences Corp.	19,756	1,716
*	Henry Schein Inc.	31,608	1,663
*	Cephalon Inc.	26,169	1,633
*	CareFusion Corp.	63,140	1,579
	Beckman Coulter Inc.	24,047	1,574
*	Alexion Pharmaceuticals Inc.	30,831	1,505
*	Millipore Corp.	19,526	1,413
*	Watson Pharmaceuticals Inc.	35,020	1,387
*	ResMed Inc.	26,504	1,385
	IMS Health Inc.	63,577	1,339

			Market
			Value•
		Shares	($000)
*	Illumina Inc.	43,339	1,328
*	Hologic Inc.	89,503	1,298
*	Coventry Health Care Inc.	52,143	1,266
*	Mettler-Toledo
	International Inc.	11,894	1,249
*	Covance Inc.	22,435	1,224
*	Dendreon Corp.	45,732	1,202
*	Community Health
	Systems Inc.	32,329	1,151
*	Warner Chilcott PLC Class A	39,758	1,132
*	Inverness Medical
	Innovations Inc.	26,793	1,112
*	IDEXX Laboratories Inc.	20,402	1,090
	Perrigo Co.	27,288	1,087
*	King Pharmaceuticals Inc.	87,275	1,071
	Omnicare Inc.	41,670	1,008
	Universal Health Services Inc.
	Class B	31,696	967
*	Patterson Cos. Inc.	31,974	895
*	Lincare Holdings Inc.	23,689	879
*	Myriad Genetics Inc.	33,418	872
	Pharmaceutical Product
	Development Inc.	37,115	870
	Techne Corp.	12,394	850
*	Health Net Inc.	36,460	849
*	Endo Pharmaceuticals
	Holdings Inc.	41,187	845
*	Charles River Laboratories
	International Inc.	22,913	772
*	Gen-Probe Inc.	17,763	762
*	Kinetic Concepts Inc.	18,816	708
*	Amylin Pharmaceuticals Inc.	49,599	704
*	Abraxis Bioscience Inc.	2,910	118
			70,819
Industrials (12.4%)
*	Delta Air Lines Inc.	272,369	3,100
	Rockwell Collins Inc.	55,200	3,056
	Goodrich Corp.	43,410	2,789
	Dover Corp.	65,248	2,715
	Cooper Industries PLC	58,468	2,493
	Rockwell Automation Inc.	49,798	2,340
	WW Grainger Inc.	21,981	2,128
	Fastenal Co.	46,659	1,943
*	McDermott International Inc.	80,516	1,933
	Flowserve Corp.	19,653	1,858
	Joy Global Inc.	35,845	1,849
	Textron Inc.	94,667	1,781
	Masco Corp.	125,574	1,734
	Roper Industries Inc.	31,837	1,667
	Pitney Bowes Inc.	72,590	1,652
*	Jacobs Engineering
	Group Inc.	43,397	1,632
	RR Donnelley & Sons Co.	71,641	1,595
	Dun & Bradstreet Corp.	18,560	1,566
*	Stericycle Inc.	28,187	1,555
	Manpower Inc.	27,520	1,502
	Pall Corp.	41,381	1,498
	Bucyrus International Inc.
	Class A	26,212	1,478
*	Iron Mountain Inc.	63,751	1,451
*	Quanta Services Inc.	68,924	1,436
	AMETEK Inc.	37,512	1,434
	Equifax Inc.	44,107	1,363
	Robert Half International Inc.	50,317	1,345
*	URS Corp.	29,397	1,309

6

Vanguard Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
*	Foster Wheeler AG	44,351	1,306
	Avery Dennison Corp.	35,540	1,297
	Stanley Works	25,042	1,290
	Cintas Corp.	47,918	1,248
*	Kansas City Southern	33,499	1,115
	Donaldson Co. Inc.	25,705	1,094
	KBR Inc.	55,951	1,063
	Pentair Inc.	32,826	1,060
*	AGCO Corp.	32,225	1,042
*	Alliant Techsystems Inc.	11,566	1,021
	JB Hunt Transport
	Services Inc.	30,962	999
*	IHS Inc. Class A	17,767	974
*	Verisk Analytics Inc. Class A	31,525	955
	SPX Corp.	17,123	937
*	Copart Inc.	24,866	911
	Harsco Corp.	28,007	903
*	AMR Corp.	114,701	887
*	FTI Consulting Inc.	18,220	859
*	Navistar International Corp.	22,200	858
*	Aecom Technology Corp.	30,791	847
*	Shaw Group Inc.	29,389	845
	Ryder System Inc.	19,527	804
*	Covanta Holding Corp.	43,523	787
*	Hertz Global Holdings Inc.	64,750	772
*	Terex Corp.	38,079	754
*	Spirit Aerosystems
	Holdings Inc. Class A	36,976	734
	MSC Industrial Direct Co.
	Class A	15,390	723
*	Owens Corning	26,891	690
*	SunPower Corp. Class A	19,187	454
*	SunPower Corp. Class B	14,817	310
			79,741
Information Technology (16.9%)
*	Marvell Technology
	Group Ltd.	184,313	3,824
*	Western Digital Corp.	78,698	3,474
	Seagate Technology	173,538	3,157
*	Micron Technology Inc.	296,549	3,132
*	Computer Sciences Corp.	53,143	3,057
*	Salesforce.com Inc.	39,099	2,884
	Amphenol Corp. Class A	60,041	2,773
*	Citrix Systems Inc.	64,185	2,671
*	Fiserv Inc.	54,098	2,623
*	BMC Software Inc.	64,451	2,584
	Xilinx Inc.	96,645	2,422
	Linear Technology Corp.	77,920	2,380
	Altera Corp.	103,034	2,332
*	SanDisk Corp.	79,569	2,307
*	McAfee Inc.	55,138	2,237
	Harris Corp.	46,439	2,208
	Maxim Integrated
	Products Inc.	107,207	2,176
	KLA-Tencor Corp.	59,841	2,164
*	Flextronics International Ltd.	283,122	2,070
*	Autodesk Inc.	80,535	2,046
*	Red Hat Inc.	65,892	2,036
*	Advanced Micro Devices Inc.	198,058	1,917
*	Cree Inc.	33,830	1,907
*	Affiliated Computer
	Services Inc. Class A	31,784	1,897
*	Teradata Corp.	60,219	1,893
	Microchip Technology Inc.	64,094	1,863
*	Lam Research Corp.	44,197	1,733

			Market
			Value•
		Shares	($000)
*	FLIR Systems Inc.	52,852	1,729
*	VeriSign Inc.	67,546	1,637
*	Avnet Inc.	52,735	1,590
	Global Payments Inc.	28,288	1,524
*	Akamai Technologies Inc.	60,123	1,523
*	F5 Networks Inc.	27,610	1,463
*	Equinix Inc.	13,588	1,442
	Lender Processing
	Services Inc.	33,680	1,369
*	LSI Corp.	227,531	1,367
*	SAIC Inc.	71,085	1,346
*	ANSYS Inc.	30,872	1,342
	National Semiconductor
	Corp.	82,443	1,266
*	Arrow Electronics Inc.	41,740	1,236
*	Hewitt Associates Inc.
	Class A	29,226	1,235
*	ON Semiconductor Corp.	139,919	1,233
*	Sybase Inc.	28,243	1,226
*	Alliance Data Systems Corp.	18,666	1,206
*	Synopsys Inc.	50,353	1,122
	Jabil Circuit Inc.	63,840	1,109
	Broadridge Financial
	Solutions Inc.	48,612	1,097
*	Nuance
	Communications Inc.	70,405	1,094
*	Brocade Communications
	Systems Inc.	140,050	1,069
*	MEMC Electronic
	Materials Inc.	78,019	1,063
*	Trimble Navigation Ltd.	42,083	1,060
	Factset Research
	Systems Inc.	15,602	1,028
	Total System Services Inc.	58,851	1,016
*	Ingram Micro Inc.	51,578	900
*	Dolby Laboratories Inc.
	Class A	18,715	893
*	AOL Inc.	37,848	881
*	Novellus Systems Inc.	34,277	800
*	Tellabs Inc.	132,371	752
*	Lexmark International Inc.
	Class A	27,253	708
	Molex Inc.	31,738	684
*	IAC/InterActiveCorp	33,307	682
	Intersil Corp. Class A	42,646	654
*	NCR Corp.	55,399	617
*	DST Systems Inc.	14,006	610
*	Cadence Design
	Systems Inc.	94,148	564
	Molex Inc. Class A	16,068	307
*	Avago Technologies Ltd.	16,797	307
			108,518
Materials (6.9%)
	United States Steel Corp.	50,281	2,772
	Vulcan Materials Co.	43,834	2,309
	Sigma-Aldrich Corp.	42,653	2,155
	Cliffs Natural Resources Inc.	45,956	2,118
*	Owens-Illinois Inc.	58,773	1,932
	Lubrizol Corp.	23,762	1,733
	MeadWestvaco Corp.	59,729	1,710
	Celanese Corp. Class A	50,342	1,616
	Ball Corp.	31,182	1,612
	Eastman Chemical Co.	25,475	1,535
	CF Industries Holdings Inc.	16,049	1,457
*	Crown Holdings Inc.	55,829	1,428

			Market
			Value•
		Shares	($000)
	Walter Energy Inc.	18,569	1,398
	Martin Marietta Materials Inc.	15,615	1,396
	Allegheny Technologies Inc.	30,814	1,380
	FMC Corp.	24,169	1,348
	Airgas Inc.	25,833	1,230
	Nalco Holding Co.	48,149	1,228
	Sealed Air Corp.	55,345	1,210
	Steel Dynamics Inc.	68,062	1,206
	International Flavors &
	Fragrances Inc.	27,535	1,133
	Terra Industries Inc.	34,753	1,119
	Bemis Co. Inc.	37,605	1,115
*	Pactiv Corp.	46,041	1,111
	Sonoco Products Co.	35,126	1,027
	Reliance Steel &
	Aluminum Co.	23,076	997
	Albemarle Corp.	25,742	936
	Valspar Corp.	33,521	910
	AK Steel Holding Corp.	38,465	821
	Scotts Miracle-Gro Co.
	Class A	16,223	638
	Commercial Metals Co.	39,817	623
*	Titanium Metals Corp.	41,496	520
	Greif Inc. Class A	8,636	466
			44,189
Telecommunication Services (1.3%)
*	NII Holdings Inc.	58,186	1,954
	Windstream Corp.	152,471	1,676
*	SBA Communications Corp.
	Class A	36,861	1,259
*	Level 3
	Communications Inc.	576,217	882
	Frontier
	Communications Corp.	109,850	858
	Telephone & Data
	Systems Inc.	19,938	676
*	MetroPCS
	Communications Inc.	86,617	661
	Telephone & Data
	Systems Inc.—Special
	Common Shares	14,085	425
*	United States Cellular Corp.	6,588	279
			8,670
Utilities (6.7%)
	Questar Corp.	61,059	2,538
	DTE Energy Co.	57,587	2,510
*	NRG Energy Inc.	92,971	2,195
	Wisconsin Energy Corp.	40,962	2,041
	EQT Corp.	43,566	1,914
	CenterPoint Energy Inc.	128,187	1,860
	Northeast Utilities	61,176	1,578
	Oneok Inc.	34,924	1,557
	SCANA Corp.	40,774	1,536
	NiSource Inc.	96,031	1,477
	MDU Resources Group Inc.	60,972	1,439
	Allegheny Energy Inc.	59,154	1,389
	NSTAR	37,423	1,377
	American Water
	Works Co. Inc.	60,915	1,365
*	Calpine Corp.	123,476	1,358
	Pepco Holdings Inc.	77,041	1,298
	Pinnacle West Capital Corp.	35,301	1,291
	National Fuel Gas Co.	25,341	1,267
	CMS Energy Corp.	79,859	1,251
	OGE Energy Corp.	33,823	1,248

7

Vanguard Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
	Alliant Energy Corp.	38,594	1,168
	TECO Energy Inc.	71,405	1,158
	Integrys Energy Group Inc.	26,869	1,128
	DPL Inc.	40,412	1,115
	Energen Corp.	23,754	1,112
	NV Energy Inc.	82,636	1,023
	UGI Corp.	37,848	916
	Aqua America Inc.	47,772	837
*	Mirant Corp.	51,037	779
*	RRI Energy Inc.	123,576	707
*	Dynegy Inc. Class A	178,074	322
			42,754
Total Common Stocks
(Cost $718,852)			641,359
Temporary Cash Investments (0.6%)[1]
Money Market Fund (0.5%)
2,3	Vanguard Market Liquidity
	Fund, 0.187%	3,196,277	3,196

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
4,5	Federal Home Loan
	Bank Discount Notes,
	0.220%, 3/26/10	300	300
Total Temporary Cash Investments
(Cost $3,496)			3,496
Total Investments (100.4%)
(Cost $722,348)			644,855
Other Assets and Liabilities (–0.4%)
Other Assets			2,118
Liabilities[3]			(4,384)
			(2,266)
Net Assets (100%)
Applicable to 53,477,279 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			642,589
Net Asset Value Per Share			$12.02

At December 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	760,570
Undistributed Net Investment Income	5,152
Accumulated Net Realized Losses	(45,654)
Unrealized Appreciation (Depreciation)
Investment Securities	(77,493)
Futures Contracts	14
Net Assets	642,589

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $205,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.9% and 0.5%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $213,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $300,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard Mid-Cap Index Portfolio

Statement of Operations

Year Ended
December 31, 2009
($000)
Investment Income
Income
Dividends	7,933
Interest[1]	4
Security Lending	95
Total Income	8,032
Expenses
The Vanguard Group—Note B
Investment Advisory Services	74
Management and Administrative	1,165
Marketing and Distribution	126
Custodian Fees	64
Auditing Fees	24
Shareholders’ Reports and Proxies	52
Trustees’ Fees and Expenses	1
Total Expenses	1,506
Net Investment Income	6,526
Realized Net Gain (Loss)
Investment Securities Sold	(41,429)
Futures Contracts	242
Realized Net Gain (Loss)	(41,187)
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	219,221
Futures Contracts	(12)
Change in Unrealized Appreciation
(Depreciation)	219,209
Net Increase (Decrease) in Net Assets
Resulting from Operations	184,548

Statement of Changes in Net Assets

	Year Ended December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	6,526	8,631
Realized Net Gain (Loss)	(41,187)	18,061
Change in Unrealized Appreciation (Depreciation)	219,209	(375,507)
Net Increase (Decrease) in Net Assets Resulting from Operations	184,548	(348,815)
Distributions
Net Investment Income	(8,890)	(10,944)
Realized Capital Gain[2]	(22,226)	(96,312)
Total Distributions	(31,116)	(107,256)
Capital Share Transactions
Issued	84,712	114,132
Issued in Lieu of Cash Distributions	31,116	107,256
Redeemed	(96,524)	(136,111)
Net Increase (Decrease) from Capital Share Transactions	19,304	85,277
Total Increase (Decrease)	172,736	(370,794)
Net Assets
Beginning of Period	469,853	840,647
End of Period[3]	642,589	469,853

1 Interest income from an affiliated company of the portfolio was $3,000.
2 Includes fiscal 2009 and 2008 short-term gain distributions totaling $0 and $10,069,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed net investment income of $5,152,000 and $7,516,000.
See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard Mid-Cap Index Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$9.22	$18.58	$19.85	$18.35	$16.27
Investment Operations
Net Investment Income	.128	.180	.240	.250	.210
Net Realized and Unrealized Gain (Loss)
on Investments	3.302	(7.090)	.940	2.220	2.040
Total from Investment Operations	3.430	(6.910)	1.180	2.470	2.250
Distributions
Dividends from Net Investment Income	(.180)	(.250)	(.260)	(.200)	(.170)
Distributions from Realized Capital Gains	(.450)	(2.200)	(2.190)	(.770)	—
Total Distributions	(.630)	(2.450)	(2.450)	(.970)	(.170)
Net Asset Value, End of Period	$12.02	$9.22	$18.58	$19.85	$18.35

Total Return	40.37%	–41.81%	6.14%	13.75%	13.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$643	$470	$841	$797	$677
Ratio of Total Expenses to
Average Net Assets	0.29%	0.24%	0.24%	0.24%	0.24%
Ratio of Net Investment Income to
Average Net Assets	1.25%	1.26%	1.25%	1.39%	1.30%
Portfolio Turnover Rate	29%	32%	35%	35%	21%

Notes to Financial Statements

Vanguard Variable Insurance Fund Mid-Cap Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

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Vanguard Mid-Cap Index Portfolio

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2009, the portfolio had contributed capital of $123,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 — Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of December 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	641,359	—	—
Temporary Cash Investments	3,196	300	—
Futures Contracts—Liabilities[1]	(9)	—	—
Total	644,546	300	—
1 Represents variation margin on the last day of the reporting period.

11

Vanguard Mid-Cap Index Portfolio

D. At December 31, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
S&P MidCap 400 Index	March 2010	2	725	14

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2009, the portfolio had $6,240,000 of ordinary income available for distribution. The portfolio had available capital loss carryforwards totaling $44,085,000 to offset future net capital gains through December 31, 2017. In addition, the portfolio realized losses of $1,270,000 during the period from November 1, 2009, through December 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At December 31, 2009, the cost of investment securities for tax purposes was $722,363,000. Net unrealized depreciation of investment securities for tax purposes was $77,508,000, consisting of unrealized gains of $65,971,000 on securities that had risen in value since their purchase and $143,479,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2009, the portfolio purchased $151,111,000 of investment securities and sold $156,400,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2009	2008
	Shares	Shares
	(000)	(000)
Issued	8,769	8,416
Issued in Lieu of Cash Distributions	3,790	7,553
Redeemed	(10,021)	(10,280)
Net Increase (Decrease) in Shares Outstanding	2,538	5,689

H. In preparing the financial statements as of December 31, 2009, management considered the impact of subsequent events occurring through February 10, 2010, for potential recognition or disclosure in these financial statements.

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Vanguard Mid-Cap Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Mid-Cap Index Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mid-Cap Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and broker and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 10, 2010

Special 2009 tax information (unaudited) for corporate shareholders only for Vanguard
Variable Insurance Fund Mid-Cap Index Portfolio

This information for the fiscal year ended December 31, 2009, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $22,226,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

13

Vanguard Mid-Cap Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Index Portfolio	6/30/2009	12/31/2009	Period[1]
Based on Actual Fund Return	$1,000.00	$1,295.26	$1.62
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.79	1.43

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.28%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

14

Vanguard® Money Market Portfolio

Amid historically low short-term interest rates, the Money Market Portfolio returned 0.62% for 2009, its lowest fiscal-year return since its inception in 1991. Still, the portfolio outperformed its benchmark index’s return and the average result for its peer group—both 0.16%.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses. The portfolio maintained a net asset value of $1 per share, as is expected, but not guaranteed.

Record-low short-term rates created stiff headwinds
Even as credit markets began returning to normal early in 2009, and investors again sought returns “on” capital rather than just capital preservation, money market fund returns had little room for improvement.

Throughout 2009, the Federal Reserve Board maintained its target for the federal funds rate between 0% and 0.25%, the historically low level set in December 2008. This rate is a key benchmark for the interest rates paid by money market instruments and other very short-term securities, which continued to fall. Because the portfolio maintains an average maturity at well below 90 days, as holdings matured during the year they were inevitably replaced with lower-yielding securities.

The portfolio’s 7-day SEC yield fell to 0.23% at year-end, from 0.37% at June 30 and 2.42% a year ago.

With more than half of its holdings in high-quality, short-term corporate debt, the portfolio outperformed its lower-yield all-Treasury benchmark. (In November, 3-month Treasury bill yields briefly dipped below zero again, for the first time since late-2008.) The portfolio’s success is a testament to the rigorous credit analysis and disciplined approach of the advisor, Vanguard Fixed Income Group. The Fixed Income Group also took advantage of the steepness in the money market yield curve, by increasing the portfolio’s average maturity from 61 days at year-end 2008 to 73 days at year-end 2009 (below the maximum 75 days recommended by the Investment Company Institute Money Market Working Group and the current 90-day SEC limit).

A word on expenses and the Treasury guarantee program
The portfolio participated in the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds, which expired on September 18, 2009, and modestly increased the portfolio’s expense ratio (see the accompanying table). Partly offsetting the increase was the July agreement by the portfolio’s trustees to temporarily limit certain net expenses in excess of the portfolio’s daily yield, so as to maintain a zero or positive yield during this period of unusually low interest rates. Vanguard and the portfolio’s board of trustees may terminate this temporary expense limitation at any time.

Low costs help sustain long-term performance
The advisor’s low costs help it avoid the need to take on more risk to increase returns. This advantage, along with prudent management, is reflected in the portfolio’s superior return over the last decade.

Total Returns
		Ten Years Ended
		December 31, 2009
	Year Ended	Average
	December 31, 2009	Annual Return
Vanguard Money Market Portfolio (7-Day SEC Yield: 0.23%)	0.62%	3.15%
Citigroup 3-Month U.S. Treasury Bill Index	0.16	2.84
Money Market Funds Average[1]	0.16	2.43

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Money Market
	Portfolio	Funds Average
Money Market Portfolio	0.22%	0.89%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the portfolio’s expense ratio was 0.19%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

1

Vanguard Money Market Portfolio

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, portfolio shareholders approved the following two proposals:

Proposal 1—Elect trustees for each portfolio.*
The individuals listed in the table below were elected as trustees for each portfolio. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of
The Vanguard Group, Inc.) served as trustees to the portfolios prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	2,425,238,230	88,077,041	96.5%
Charles D. Ellis	2,405,751,014	107,564,257	95.7%
Emerson U. Fullwood	2,410,939,308	102,375,964	95.9%
Rajiv L. Gupta	2,416,514,339	96,800,932	96.1%
Amy Gutmann	2,406,002,852	107,312,420	95.7%
JoAnn Heffernan Heisen	2,416,649,368	96,665,903	96.2%
F. William McNabb III	2,425,903,403	87,411,868	96.5%
André F. Perold	2,412,392,305	100,922,967	96.0%
Alfred M. Rankin, Jr.	2,423,028,932	90,286,340	96.4%
Peter F. Volanakis	2,427,674,541	85,640,731	96.6%
* Results are for all portfolios within the same trust.

Proposal 2—Update and standardize the portfolios’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the portfolios to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Portfolio	For	Abstain	Against	Non-Votes	For
Money Market Portfolio
2a	1,657,765,318	32,876,049	142,919,249	0	90.4%
2b	1,656,947,371	43,172,730	133,440,515	0	90.4%
2c	1,615,566,561	41,415,955	176,578,100	0	88.1%
2d	1,628,997,608	42,386,848	162,176,160	0	88.8%
2e	1,618,603,544	39,142,076	175,814,996	0	88.3%
2f	1,648,904,422	46,108,585	138,547,610	0	89.9%
2g	1,704,570,995	43,770,626	84,530,611	0	93.0%

2

Vanguard Money Market Portfolio

Portfolio Profile
As of December 31, 2009

Financial Attributes
Yield[1]	0.2%
Average Weighted Maturity	73 days
Average Quality[2]	Aa1
Expense Ratio[3]	0.22%

Sector Diversification[4] (% of portfolio)
Finance
Commercial Paper	19.5%
Certificates of Deposit	42.8
Treasury/Agency	32.4
Municipal Securities	3.0
Other	2.3

Distribution by Credit Quality[2] (% of portfolio)
Aaa	39.5%
Aa	47.9
A	12.6

7-Day SEC Yield. A money market portfolio’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission.

1 7-day SEC yield.
2 Source: Moody’s Investors Service.
3 The expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the portfolio’s expense ratio was 0.19%.
4 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

3

Vanguard Money Market Portfolio

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions. An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio. The portfolio’s SEC 7-day annualized yield as of December 31, 2009, was 0.23%. This annualized yield reflects the current earnings of the portfolio more closely than do the average annual returns.

Cumulative Performance: December 31, 1999–December 31, 2009
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2009			of a $10,000
	One Year	Five Years	Ten Years	Investment
Money Market Portfolio	0.62%	3.37%	3.15%	$13,641
Citigroup 3-Month U.S. Treasury Bill Index	0.16	2.88	2.84	13,226
Money Market Funds Average[1]	0.16	2.64	2.43	12,710

Fiscal Year Total Returns (%): December 31, 1999–December 31, 2009

1 Derived from data privided by Lipper Inc.
See Financial Highlights for dividend information.

4

Vanguard Money Market Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2009

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information). In addition, the portfolio publishes its holdings on a monthly basis at www.vanguard.com.

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (32.4%)
2	Fannie Mae Discount Notes	0.371%	1/19/10	2,350	2,350
2	Fannie Mae Discount Notes	0.371%	1/27/10	5,000	4,999
2	Fannie Mae Discount Notes	0.361%	2/3/10	3,000	2,999
2	Fannie Mae Discount Notes	0.170%	4/7/10	1,700	1,699
2	Fannie Mae Discount Notes	0.250%	7/6/10	1,500	1,498
2	Federal Home Loan Bank
	Discount Notes	0.361%	1/4/10	3,841	3,841
2	Federal Home Loan Bank
	Discount Notes	0.391%	1/13/10	4,100	4,100
2	Federal Home Loan Bank
	Discount Notes	0.341%	1/20/10	10,000	9,998
2	Federal Home Loan Bank
	Discount Notes	0.411%	1/21/10	4,750	4,749
2	Federal Home Loan Bank
	Discount Notes	0.411%	1/25/10	6,000	5,999
2	Federal Home Loan Bank
	Discount Notes	0.401%	2/8/10	1,550	1,549
[2,3] Federal Home Loan Banks		0.143%	2/13/10	18,190	18,185
[2,3] Federal Home Loan
	Mortgage Corp.	0.334%	1/7/10	56,630	56,625
[2,3] Federal Home Loan
	Mortgage Corp.	0.208%	2/5/10	15,000	14,998
[2,3] Federal National Mortgage Assn.		0.152%	2/16/10	40,000	39,995
2	Freddie Mac Discount Notes	0.371%	1/6/10	1,500	1,500
2	Freddie Mac Discount Notes	0.250%	7/6/10	8,500	8,489
	United States Treasury Bill	0.275%	1/28/10	9,000	8,998
	United States Treasury Bill	0.270%	2/18/10	16,000	15,994
	United States Treasury Bill	0.240%	3/4/10	18,500	18,492
	United States Treasury Bill	0.190%	3/25/10	13,000	12,994
	United States Treasury Bill	0.150%	4/15/10	50,000	49,978
	United States Treasury Bill	0.170%	4/22/10	15,000	14,992
	United States Treasury Bill	0.170%	5/6/10	20,000	19,988
	United States Treasury Bill	0.165%	5/13/10	15,000	14,991
	United States Treasury Bill	0.165%	5/20/10	12,000	11,992
	United States Treasury Bill	0.150%	6/3/10	17,000	16,989
	United States Treasury Bill	0.165%	6/10/10	30,000	29,978
	United States Treasury Bill	0.168%	6/17/10	5,000	4,996
	United States Treasury Bill	0.170%	6/24/10	30,000	29,975
	United States Treasury Bill	0.200%	7/1/10	25,000	24,975
Total U.S. Government and Agency Obligations (Cost $458,905)					458,905
Commercial Paper (19.5%)
Finance—Auto (0.6%)
	Toyota Credit Canada Inc.	0.240%	1/8/10	2,000	2,000
	Toyota Credit Canada Inc.	0.240%	1/27/10	500	500
	Toyota Motor Credit Corp.	0.180%	2/9/10	6,500	6,498
					8,998
Finance—Other (3.5%)
	General Electric Capital Corp.	0.321%	3/9/10	4,000	3,998
	General Electric Capital Corp.	0.321%	3/15/10	7,000	6,995
	General Electric Capital Corp.	0.310%	3/29/10	10,000	9,992
	General Electric Capital Corp.	0.300%	4/5/10	7,000	6,994
	General Electric Capital Corp.	0.300%	5/3/10	20,000	19,980
	General Electric Capital Corp.	0.270%	6/1/10	2,000	1,998
					49,957

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
Foreign Banks (11.5%)
	Abbey National NA LLC	0.310%	3/15/10	7,000	6,996
4	Australia & New Zealand
	Banking Group, Ltd.	0.321%	3/10/10	1,395	1,394
4	Australia & New Zealand
	Banking Group, Ltd.	0.321%	3/11/10	1,225	1,224
4	Banco Bilbao Vizcaya
	Argentaria, SA
	(London Branch)	0.341%	4/14/10	3,000	2,997
4	Banco Bilbao Vizcaya
	Argentaria, SA
	(London Branch)	0.331%	4/22/10	4,500	4,496
4	Banco Bilbao Vizcaya
	Argentaria, SA
	(London Branch)	0.351%	6/8/10	4,500	4,493
	CBA (Delaware) Finance Inc.	0.190%	3/1/10	1,575	1,575
	CBA (Delaware) Finance Inc.	0.190%	3/2/10	4,000	3,999
	CBA (Delaware) Finance Inc.	0.321%	3/11/10	2,000	1,999
	CBA (Delaware) Finance Inc.	0.321%	3/15/10	5,000	4,997
	CBA (Delaware) Finance Inc.	0.295%	4/6/10	1,500	1,499
	CBA (Delaware) Finance Inc.	0.260%	4/28/10	1,070	1,069
	CBA (Delaware) Finance Inc.	0.300%–
		0.310%	6/15/10	17,800	17,775
4	Danske Corp.	0.552%	1/15/10	3,000	2,999
4	Danske Corp.	0.481%	1/20/10	10,000	9,998
4	Danske Corp.	0.451%	1/22/10	5,000	4,999
4	Danske Corp.	0.431%	2/1/10	8,000	7,997
4	Danske Corp.	0.351%	2/25/10	3,000	2,998
4	Danske Corp.	0.200%	3/1/10	2,700	2,699
4	Danske Corp.	0.321%	3/16/10	7,000	6,995
4	Danske Corp.	0.275%	6/1/10	2,000	1,998
4	Danske Corp.	0.300%	6/15/10	8,000	7,989
4	DNB NOR Bank ASA	0.501%	1/4/10	5,000	5,000
4	DNB NOR Bank ASA	0.421%	2/10/10	3,000	2,999
4	DNB NOR Bank ASA	0.341%	4/6/10	3,000	2,997
	Nordea North America Inc.	0.230%	1/27/10	4,000	3,999
	Santander Central Hispano
	Finance (Delaware), Inc.	0.552%	1/14/10	3,250	3,249
	Santander Central Hispano
	Finance (Delaware), Inc.	0.310%	4/30/10	8,000	7,992
4	Westpac Banking Corp.	0.441%	1/15/10	10,000	9,998
4	Westpac Banking Corp.	0.401%	2/10/10	4,000	3,998
4	Westpac Banking Corp.	0.300%	3/15/10	6,000	5,996
4	Westpac Banking Corp.	0.300%	4/6/10	1,000	999
4	Westpac Banking Corp.	0.265%	6/1/10	10,000	9,989
4	Westpac Banking Corp.	0.290%	6/3/10	2,500	2,497
					162,898
Foreign Governments (2.8%)
	Caisse D’Amortissement
	de la Dette Sociale	0.230%	1/25/10	3,000	3,000
	Caisse D’Amortissement
	de la Dette Sociale	0.230%	1/29/10	3,000	2,999
	Caisse D’Amortissement
	de la Dette Sociale	0.351%	2/5/10	1,000	1,000
	Caisse D’Amortissement
	de la Dette Sociale	0.280%	2/8/10	2,000	1,999

5

Vanguard Money Market Portfolio

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
	Caisse D’Amortissement
	de la Dette Sociale	0.300%	3/4/10	500	500
	Caisse D’Amortissement
	de la Dette Sociale	0.290%	3/19/10	4,000	3,997
	Caisse D’Amortissement
	de la Dette Sociale	0.300%	3/22/10	3,470	3,468
	Caisse D’Amortissement
	de la Dette Sociale	0.290%	3/23/10	16,000	15,990
4	Kreditanstalt Fuer Wiederaufbau	0.200%	1/19/10	7,000	6,999
					39,952
Foreign Industrial (1.1%)
4	Nestle Capital Corp.	0.673%–
		0.704%	1/19/10	7,725	7,722
4	Nestle Capital Corp.	0.603%	2/17/10	2,000	1,999
4	Procter & Gamble
	International Funding SCA	0.240%	1/5/10	1,000	1,000
4	Total Capital Canada, Ltd.	0.180%	2/10/10	3,000	2,999
4	Total Capital Canada, Ltd.	0.200%	3/4/10	1,000	1,000
					14,720
Total Commercial Paper (Cost $276,525)					276,525
Certificates of Deposit (42.8%)
Domestic Banks (0.3%)
	State Street Bank & Trust Co.	0.210%	1/11/10	2,000	2,000
	State Street Bank & Trust Co.	0.210%	1/12/10	2,000	2,000
					4,000
Eurodollar Certificates of Deposit		(14.1%)
	Australia & New Zealand
	Banking Group, Ltd.	0.290%	1/22/10	4,000	4,000
	Australia & New Zealand
	Banking Group, Ltd.	0.420%	1/28/10	6,000	6,000
	Australia & New Zealand
	Banking Group, Ltd.	0.190%	3/4/10	8,000	8,000
	Australia & New Zealand
	Banking Group, Ltd.	0.330%	3/11/10	7,000	7,000
	Australia & New Zealand
	Banking Group, Ltd.	0.210%	3/15/10	2,000	2,000
	Australia & New Zealand
	Banking Group, Ltd.	0.340%	3/22/10	2,000	2,000
	Australia & New Zealand
	Banking Group, Ltd.	0.320%	3/23/10	4,000	4,000
	Australia & New Zealand
	Banking Group, Ltd.	0.310%	4/28/10	3,000	3,000
	Banco Bilbao Vizcaya
	Argentaria, SA	0.255%	2/19/10	1,000	1,000
	Banco Bilbao Vizcaya
	Argentaria, SA	0.335%	3/16/10	5,000	5,000
	Commonwealth Bank
	of Australia	0.380%	2/18/10	4,000	4,000
	Commonwealth Bank
	of Australia	0.340%	3/11/10	2,000	2,000
	Credit Agricole S.A.	0.530%	1/15/10	3,000	3,000
	Credit Agricole S.A.	0.530%	1/15/10	4,000	4,000
	Credit Agricole S.A.	0.500%	1/22/10	5,000	5,000
	Credit Agricole S.A.	0.500%	1/27/10	5,000	5,000
	Credit Agricole S.A.	0.530%	2/5/10	5,000	5,000
	Credit Agricole S.A.	0.330%	4/29/10	4,000	4,000
	Credit Agricole S.A.	0.330%	5/4/10	4,000	4,000
	Credit Agricole S.A.	0.290%	5/19/10	8,000	8,000
	Credit Agricole S.A.	0.290%	6/1/10	5,000	5,000
	DNB NOR Bank ASA	0.420%	2/8/10	3,000	3,000
	ING Bank N.V.	0.280%	1/4/10	7,000	7,000
	ING Bank N.V.	0.280%	1/20/10	7,000	7,000
	ING Bank N.V.	0.250%	3/2/10	7,000	7,000
	ING Bank N.V.	0.260%	3/8/10	7,000	7,000
	Intesa Sanpaolo SpA
	(London Branch)	0.210%	3/1/10	10,000	10,000
	Intesa Sanpaulo SpA
	(London Branch)	0.210%	3/3/10	4,000	4,000

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
National Australia Bank Ltd.	0.470%	1/8/10	5,000	5,000
National Australia Bank Ltd.	0.370%	3/1/10	6,000	6,000
National Australia Bank Ltd.	0.370%	3/8/10	6,000	6,000
National Australia Bank Ltd.	0.370%	3/10/10	8,000	8,000
National Australia Bank Ltd.	0.310%	4/7/10	5,000	5,000
National Australia Bank Ltd.	0.330%	4/23/10	4,000	4,000
National Australia Bank Ltd.	0.310%	5/4/10	7,000	7,000
Societe Generale
(London Branch)	0.250%	2/5/10	8,000	8,000
Societe Generale
(London Branch)	0.240%	3/2/10	14,000	14,000
				199,000
Yankee Certificates of Deposit (28.4%)
Abbey National Treasury
Services PLC (US Branch)	0.400%	2/17/10	4,000	4,000
Abbey National Treasury
Services PLC (US Branch)	0.200%	3/1/10	5,000	5,000
Abbey National Treasury
Services PLC (US Branch)	0.320%	3/29/10	9,000	9,000
Australia & New Zealand
Banking Group
(New York Branch)	0.290%	6/8/10	1,000	1,000
Banco Bilbao Vizcaya
Argentaria, SA
(New York Branch)	0.450%	1/21/10	5,000	5,000
Banco Bilbao Vizcaya
Argentaria, SA
(New York Branch)	0.450%	1/25/10	8,000	8,000
Banco Bilbao Vizcaya
Argentaria, SA
(New York Branch)	0.355%	3/1/10	4,000	4,000
Banco Bilbao Vizcaya
Argentaria, SA
(New York Branch)	0.345%	5/17/10	4,000	4,000
Banco Bilbao Vizcaya
Argentaria, SA
(New York Branch)	0.305%	6/1/10	3,000	3,000
Bank of Montreal
(Chicago Branch)	0.220%	1/6/10	5,000	5,000
Bank of Montreal
(Chicago Branch)	0.200%	1/19/10	5,000	5,000
Bank of Montreal
(Chicago Branch)	0.230%	1/22/10	12,000	12,000
Bank of Montreal
(Chicago Branch)	0.190%	3/1/10	1,000	1,000
Bank of Montreal
(Chicago Branch)	0.190%	3/2/10	1,000	1,000
Bank of Montreal
(Chicago Branch)	0.200%	3/15/10	3,500	3,500
Bank of Nova Scotia
(Houston Branch)	0.400%	1/29/10	5,000	5,000
Bank of Nova Scotia
(Houston Branch)	0.400%	2/1/10	5,000	5,000
Bank of Nova Scotia
(Houston Branch)	0.370%	2/24/10	3,000	3,000
Bank of Nova Scotia
(Houston Branch)	0.300%	4/27/10	6,000	6,000
Bank of Nova Scotia
(Houston Branch)	0.300%	4/30/10	5,000	5,000
Bank of Nova Scotia
(Houston Branch)	0.270%	5/24/10	2,000	2,000
Bank of Nova Scotia
(Houston Branch)	0.900%	6/4/10	4,500	4,511
Bank of Nova Scotia
(Houston Branch)	0.300%	6/7/10	4,000	4,000
Bank of Nova Scotia
(Houston Branch)	0.300%	6/14/10	4,000	4,000
Bank of Nova Scotia
(Houston Branch)	0.300%	6/17/10	3,000	3,000
BNP Paribas (New York Branch)	0.360%	3/8/10	3,000	3,000

6

Vanguard Money Market Portfolio

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
BNP Paribas (New York Branch)	0.330%	4/6/10	1,000	1,000
BNP Paribas (New York Branch)	0.310%	5/4/10	11,000	11,000
BNP Paribas (New York Branch)	0.270%	5/25/10	8,000	8,000
BNP Paribas (New York Branch)	0.280%	6/24/10	10,000	10,000
Dexia Credit Local SA
(New York Branch)	0.370%	1/6/10	7,000	7,000
Dexia Credit Local SA
(New York Branch)	0.350%	2/4/10	6,000	6,000
DNB NOR Bank ASA
(New York Branch)	0.500%	1/4/10	5,000	5,000
DNB NOR Bank ASA
(New York Branch)	0.380%	2/26/10	8,000	8,000
DNB NOR Bank ASA
(New York Branch)	0.350%	3/9/10	10,000	10,000
DNB NOR Bank ASA
(New York Branch)	0.350%	3/11/10	6,000	6,000
DNB NOR Bank ASA
(New York Branch)	0.340%	3/16/10	3,000	3,000
Intesa Sanpaolo SpA
(New York Branch)	0.210%	3/2/10	2,000	2,000
Lloyds TSB Bank PLC
(New York Branch)	0.220%	1/11/10	6,990	6,990
Lloyds TSB Bank PLC
(New York Branch)	0.250%	1/20/10	10,000	10,000
Lloyds TSB Bank PLC
(New York Branch)	0.250%	1/22/10	10,763	10,763
Nordea Bank Finland PLC
(New York Branch)	0.400%	1/27/10	3,000	3,000
Nordea Bank Finland PLC
(New York Branch)	0.250%	2/1/10	8,000	8,000
Nordea Bank Finland PLC
(New York Branch)	0.400%	2/4/10	7,000	7,000
Nordea Bank Finland PLC
(New York Branch)	0.250%	2/5/10	10,000	10,000
Nordea Bank Finland PLC
(New York Branch)	1.840%	2/12/10	2,000	2,003
Nordea Bank Finland PLC
(New York Branch)	0.200%	3/1/10	2,100	2,100
Nordea Bank Finland PLC
(New York Branch)	0.320%	3/10/10	2,000	2,000
Nordea Bank Finland PLC
(New York Branch)	1.750%	3/26/10	1,650	1,656
Nordea Bank Finland PLC
(New York Branch)	0.290%	5/19/10	2,000	2,000
Rabobank Nederland NV
(New York Branch)	0.420%	1/25/10	2,500	2,500
Rabobank Nederland NV
(New York Branch)	0.400%	2/5/10	10,000	10,000
Rabobank Nederland NV
(New York Branch)	0.400%	2/18/10	4,000	4,000
Rabobank Nederland NV
(New York Branch)	0.350%	3/1/10	2,000	2,000
Rabobank Nederland NV
(New York Branch)	0.200%	3/2/10	3,000	3,000
Rabobank Nederland NV
(New York Branch)	0.340%	3/17/10	10,000	10,000
Rabobank Nederland NV
(New York Branch)	0.290%	5/17/10	15,000	15,000
Rabobank Nederland NV
(New York Branch)	0.300%	6/8/10	2,500	2,500
Royal Bank of Canada
(New York Branch)	0.350%	2/22/10	5,000	5,000
Royal Bank of Canada
(New York Branch)	0.300%	3/23/10	8,000	8,000
Royal Bank of Scotland PLC
(Connecticut Branch)	0.290%	1/19/10	10,000	10,000
Royal Bank of Scotland PLC
(Connecticut Branch)	0.280%	2/4/10	5,000	5,000
Societe Generale
(New York Branch)	0.230%	3/15/10	5,000	5,000

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
Svenska Handelsbanken
(New York Branch)	0.230%	1/25/10	5,000	5,000
Svenska Handelsbanken
(New York Branch)	0.200%	3/1/10	10,000	10,000
Toronto Dominion Bank
(New York Branch)	0.450%	1/4/10	8,000	8,000
Toronto Dominion Bank
(New York Branch)	0.400%	2/3/10	3,000	3,000
Toronto Dominion Bank
(New York Branch)	0.500%	2/8/10	1,400	1,400
Toronto Dominion Bank
(New York Branch)	0.400%	2/12/10	8,000	8,000
Toronto Dominion Bank
(New York Branch)	0.400%	2/16/10	8,000	8,001
Toronto Dominion Bank
(New York Branch)	0.330%	3/18/10	2,000	2,000
Toronto Dominion Bank
(New York Branch)	0.320%	3/22/10	3,000	3,000
Toronto Dominion Bank
(New York Branch)	0.310%	3/25/10	900	900
Toronto Dominion Bank
(New York Branch)	0.270%	6/23/10	4,000	4,000
Westpac Banking Corp.
(New York Branch)	0.470%	1/7/10	5,000	5,000
Westpac Banking Corp.
(New York Branch)	0.320%	3/8/10	4,000	4,000
				401,824
Total Certificates of Deposit (Cost $604,824)				604,824
Other Notes (0.5%)
Bank of America, NA
(Cost $7,000)	0.230%	1/6/10	7,000	7,000
Repurchase Agreement (0.8%)
RBC Capital Markets Corp.
(Dated 12/31/09, Repurchase
Value $11,410,000 collateralized
by Federal Home Loan
Bank 0.800%, 5/17/10)
(Cost $11,410)	0.020%	1/4/10	11,410	11,410
Tax-Exempt Municipal Bonds (3.0%)
ABAG Finance Auth. for
Non-Profit Corp. California
(Zoological Society
San Diego Zoo) VRDO	0.180%	1/8/10	10,000	10,000
Ascension Parish LA Ind.
Dev. Board Rev. (Geismar
Project) VRDO	0.260%	1/8/10	1,000	1,000
Board of Regents of the Univ.
of Texas System Rev.
Financing System VRDO	0.150%	1/8/10	1,000	1,000
Boone County KY Pollution
Rev. (Duke Energy Inc.
Project) VRDO	0.190%	1/8/10	500	500
California State Dept. of Water
Resources Power Supply
Rev. VRDO	0.230%	1/8/10	1,000	1,000
Connecticut State Health &
Educ. Fac. Auth. (Yale-New
Haven Hosp.) VRDO	0.240%	1/8/10	5,000	5,000
Curators of the Univ. of
Missouri System Fac.
Rev. VRDO	0.200%	1/8/10	1,000	1,000
Harris County TX Cultural Educ.
Fac. Finance Corp. Rev. (Baylor
College of Medicine) VRDO	0.280%	1/8/10	500	500
Loudoun County VA IDA Rev.
(Howard Hughes Medical
Institute) VRDO	0.150%	1/8/10	500	500

7

Vanguard Money Market Portfolio

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
Louisiana Gasoline and
Fuel Tax Rev. VRDO	0.200%	1/8/10	500	500
Maryland Health & Higher
Educ. Fac. Auth. Rev.
(Univ. Of Maryland
Medical System) VRDO	0.170%	1/8/10	500	500
Massachusetts Health & Educ.
Fac. Auth. Rev. (Bentley
College) VRDO	0.170%	1/8/10	300	300
Massachusetts Health &
Educ. Fac. Auth. Rev.
(MIT) VRDO	0.150%	1/8/10	1,000	1,000
Miami-Dade County FL
Special Obligation VRDO	0.220%	1/8/10	500	500
Missouri Health & Educ. Fac.
Auth. Health Fac. Rev.
(BJC Health System) VRDO	0.170%	1/8/10	500	500
New Hampshire Health &
Educ. Fac. Auth. Rev.
(Dartmouth College) VRDO	0.150%	1/8/10	1,020	1,020
New Jersey Transp. Trust
Fund Auth. Rev. VRDO	0.220%	1/8/10	400	400
New York City NY GO VRDO	0.210%	1/8/10	8,500	8,500
New York State Energy
Research & Dev. Auth.
(Con Edison) VRDO	0.170%	1/8/10	500	500
New York State Housing
Finance Agency Rev. VRDO	0.200%	1/8/10	500	500
Pennsylvania Turnpike
Comm. Rev. VRDO	0.200%	1/8/10	5,000	5,000
Pittsburgh PA Water &
Sewer Auth. Rev. VRDO	0.200%	1/8/10	500	500
South Carolina Transp.
Infrastructure Rev. VRDO	0.180%	1/8/10	500	500
Univ. of Texas Permanent
Univ. Fund Rev. VRDO	0.160%	1/8/10	1,000	1,000
Univ. of Texas Rev.
Finance Systems VRDO	0.150%	1/8/10	505	505
Total Tax-Exempt Municipal Bonds (Cost $42,225)				42,225
Money Market Fund (1.0%)
5 Vanguard Municipal Cash
Management Fund
(Cost $13,988)	0.265%		13,987,666	13,988
Total Investments (100.0%) (Cost $1,414,877)				1,414,877
Other Assets and Liabilities (0.0%)
Other Assets				5,305
Liabilities				(5,342)
				(37)
Net Assets (100%)
Applicable to 1,414,439,870 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				1,414,840
Net Asset Value per Share				$1.00

At December 31, 2009, net assets consisted of:
Amount
($000)
Paid-in-Capital	1,414,440
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	400
Net Assets	1,414,840

• See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
3 Adjustable-rate security.
4 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At December 31, 2009, the aggregate value of these securities was $129,468,000, representing 9.2% of net assets.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard Money Market Portfolio

Statement of Operations

Year Ended
December 31, 2009
($000)
Investment Income
Income
Interest	15,454
Total Income	15,454
Expenses
The Vanguard Group—Note B
Investment Advisory Services	124
Management and Administrative	1,955
Marketing and Distribution	602
Money Market Guarantee Program	549
Custodian Fees	36
Auditing Fees	23
Shareholders’ Reports and Proxies	61
Trustees’ Fees and Expenses	3
Total Expenses	3,353
Net Investment Income	12,101
Realized Net Gain (Loss)
on Investment Securities Sold	117
Net Increase (Decrease) in Net Assets
Resulting from Operations	12,218

Statement of Changes in Net Assets

	Year Ended December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	12,101	53,570
Realized Net Gain (Loss)	117	257
Net Increase (Decrease) in Net Assets Resulting from Operations	12,218	53,827
Distributions
Net Investment Income	(12,101)	(53,570)
Realized Capital Gain	—	—
Total Distributions	(12,101)	(53,570)
Capital Share Transactions (at $1.00)
Issued	587,046	1,101,704
Issued in Lieu of Cash Distributions	12,101	53,570
Redeemed	(1,291,719)	(784,212)
Net Increase (Decrease) from Capital Share Transactions	(692,572)	371,062
Total Increase (Decrease)	(692,455)	371,319
Net Assets
Beginning of Period	2,107,295	1,735,976
End of Period	1,414,840	2,107,295

See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard Money Market Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.006	.028	.051	.049	.031
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.006	.028	.051	.049	.031
Distributions
Dividends from Net Investment Income	(.006)	(.028)	(.051)	(.049)	(.031)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.006)	(.028)	(.051)	(.049)	(.031)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.62%	2.83%	5.25%	5.03%	3.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,415	$2,107	$1,736	$1,310	$939
Ratio of Total Expenses to
Average Net Assets	0.19%[1]	0.16%[1]	0.15%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	0.67%	2.78%	5.12%	4.96%	3.14%
1 Includes fees to participate in the Treasury Temporary Guarantee Program for Money Market Funds of 0.03% for 2009 and 0.01% for 2008.
See Note D in Notes to Financial Statements.

Notes to Financial Statements

Vanguard Variable Insurance Fund Money Market Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers’ abilities to meet their obligations may be affected by economic developments in such industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued at amortized cost, which approximates market value. Investments in Vanguard Municipal Cash Management Fund are valued at that fund’s net asset value.

2. Repurchase Agreements: The portfolio may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

5. Other: Interest income includes income distributions received from Vanguard Municipal Cash Management Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

10

Vanguard Money Market Portfolio

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. Beginning in July 2009, Vanguard and the board of trustees agreed to temporarily limit certain net operating expenses in excess of the portfolio’s daily yield so as to maintain a zero or positive yield for the portfolio. Vanguard and the board of trustees may terminate the temporary expense limitation at any time.

The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2009, the portfolio had contributed capital of $289,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.12% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 — Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investment).

The portfolio’s investment in Vanguard Municipal Cash Management Fund is valued based on Level 1 inputs. All of the portfolio’s other investments were valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. On October 7, 2008, the board of trustees approved the portfolio’s participation in a temporary program introduced by the U.S. Treasury to guarantee the account values of shareholders in a money market fund in the event the portfolio’s net asset value fell below $0.995 and the portfolio’s trustees decided to liquidate the portfolio. The program covered the lesser of a shareholder’s account value on September 19, 2008, or on the date of liquidation. To participate, the portfolio was required to pay a fee of 0.01% of its net assets as of September 19, 2008, for coverage through December 18, 2008. In December 2008, the U.S. Treasury extended the program through April 30, 2009, and the portfolio’s trustees approved the portfolio’s continuing participation in the program at a cost of an additional 0.015% of its net assets as of September 19, 2008. In March 2009, the U.S. Treasury extended the program through September 18, 2009, and the portfolio’s trustees approved the portfolio’s continuing participation in the program at a cost of an additional 0.015% of its net assets as of September 19, 2008.

E. In preparing the financial statements as of December 31, 2009, management considered the impact of subsequent events occurring through February 10, 2010, for potential recognition or disclosure in these financial statements.

11

Vanguard Money Market Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Money Market Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and by agreement to the underlying ownership records of Vanguard Municipal Cash Management Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 10, 2010

12

Vanguard Money Market Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the current prospectus.

Six Months Ended December 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Money Market Portfolio	6/30/2009	12/31/2009	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,001.51	$0.71
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.50	0.71

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.14%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12- month period

13

Vanguard® REIT Index Portfolio

For the fiscal year ended December 31, 2009, Vanguard REIT Index Portfolio returned 29.14%. The portfolio closely tracked the performance of its target index for the period.

The table below shows the returns of your portfolio and its comparative standards for the past year. For additional perspective, we also present their annualized returns for the past ten years.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Beaten down since 2007, REIT stocks rebound sharply
When the subprime mortgage crisis started unfolding in the latter half of 2007, REITs were among the hardest-hit stocks. This trend continued in 2008, when real estate investment trusts experienced one of their worst years on record. However, in mid-March of last year, the market staged an impressive rally and stock prices began to soar. By December 31, the broad U.S. stock market—REITs included—had rebounded dramatically.

All areas of the REIT market turned in positive results for the fiscal year, a stark contrast to 2008, when almost all REITs posted declines. The biggest contributors to performance in 2009 included specialized REITs and retail REITs—which together accounted for more than 50% of the portfolio, on average, during the period.

Specialized REITs, which include hotels and hospitality properties, benefited as consumers began traveling again. On the same note, retail REITs—among the worst sufferers during the financial crisis—received a boost as consumer spending slowly resumed.

Solid long-term results despite the recent volatility
Over the past decade, the REIT Index Portfolio has returned an impressive 10.21% per year, on average. Despite the crises in the housing and lending industries that we’ve faced during the past couple of years, the REIT market has continued to provide strong long-term results—and the portfolio has captured that strength by closely tracking its market benchmark.

This is a credit to the portfolio’s advisor, Vanguard Quantitative Equity Group, which has more than 30 years of index-tracking experience. These long-tenured professionals have developed sophisticated portfolio construction and trading methodologies to help Vanguard deliver excellent index-fund management in a variety of marketplaces and market environments. The group’s efforts are made easier by the portfolio’s low operating expenses.

REITs can help diversify a well-balanced portfolio
Recent months have brought positive news for stocks; however, investors will not easily forget the hardships of the not-so-distant past. And, although things are looking up, no one can be sure about what 2010 will bring.

While we can’t control the markets or the economy, we can control how we react to the inevitable volatility and incessant “noise” that accompany investing. At Vanguard, we advocate a balanced approach that includes holding stock, bond, and money market funds in proportions adapted to your goals and unique financial circumstances.

The REIT Index Portfolio boasts extremely low costs and invests in a broad range of REITs. For these reasons, we believe that a modest allocation to the portfolio can provide diversification to a well-balanced investment program, as long as investors understand the sharp ups and downs that may come with investing in a particular market sector.

Total Returns
		Ten Years Ended
		December 31, 2009
	Year Ended	Average
	December 31, 2009	Annual Return
Vanguard REIT Index Portfolio	29.14%	10.21%
U.S. REIT Spliced Index[1]	29.15	10.42
MSCI US REIT Index	28.61	10.43
Real Estate Funds Average[2]	30.86	9.55

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Real Estate
		Funds
	Portfolio	Average
REIT Index Portfolio	0.31%	1.42%

1 MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.
2 Derived from data provided by Lipper Inc.
3 The portfolio expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the expense ratio was 0.31%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

1

Vanguard REIT Index Portfolio

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, portfolio shareholders approved the following two proposals:

Proposal 1—Elect trustees for each portfolio.*
The individuals listed in the table below were elected as trustees for each portfolio. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the portfolios prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	2,425,238,230	88,077,041	96.5%
Charles D. Ellis	2,405,751,014	107,564,257	95.7%
Emerson U. Fullwood	2,410,939,308	102,375,964	95.9%
Rajiv L. Gupta	2,416,514,339	96,800,932	96.1%
Amy Gutmann	2,406,002,852	107,312,420	95.7%
JoAnn Heffernan Heisen	2,416,649,368	96,665,903	96.2%
F. William McNabb III	2,425,903,403	87,411,868	96.5%
André F. Perold	2,412,392,305	100,922,967	96.0%
Alfred M. Rankin, Jr.	2,423,028,932	90,286,340	96.4%
Peter F. Volanakis	2,427,674,541	85,640,731	96.6%
* Results are for all portfolios within the same trust.

Proposal 2—Update and standardize the portfolios’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the portfolios to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Portfolio	For	Abstain	Against	Non-Votes	For
REIT Index Portfolio
2a	35,574,281	739,911	674,298	0	96.2%
2b	35,090,774	751,594	1,146,123	0	94.9%
2c	34,421,355	820,041	1,747,094	0	93.1%
2d	34,521,553	825,409	1,641,529	0	93.3%
2e	34,422,766	802,568	1,763,157	0	93.1%
2f	34,785,805	821,408	1,381,278	0	94.0%
2g	35,289,474	818,837	880,178	0	95.4%

2

Vanguard REIT Index Portfolio

Portfolio Profile
As of December 31, 2009

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	97	97	4,201
Median Market Cap	$4.0B	$4.0B	$30.7B
Price/Earnings Ratio	947.0x	953.3x	35.7x
Price/Book Ratio	1.7x	1.7x	2.1x
Yield[3]	3.9%	4.2%	1.8%
Return on Equity	8.0%	8.0%	19.3%
Earnings Growth Rate	–6.5%	–6.5%	8.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	19%	—	—
Expense Ratio[4]	0.31%	—	—
Short-Term Reserves	0.2%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Spliced Index[5]	Broad Index[2]
R-Squared	1.00	0.69
Beta	1.00	1.62

Subindustry Diversification (% of equity exposure)
Specialized	27.3%
Retail	25.2
Office	17.4
Residential	15.3
Diversified	8.9
Industrial	5.9

Ten Largest Holdings[6] (% of total net assets)
Simon Property Group Inc.	10.2%
Vornado Realty Trust	5.1
Public Storage	4.6
Boston Properties Inc.	4.2
Equity Residential	4.1
HCP Inc.	4.0
Host Hotels & Resorts Inc.	3.2
Ventas Inc.	3.1
AvalonBay Communities Inc.	2.9
ProLogis	2.7
Top Ten	44.1%

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

Yield. A snapshot of the level of dividends, interest, capital gains distributions, and return-of-capital distributions received by the portfolio. The index yield is based on the current annualized rate of dividends and other distributions provided by securities in the index.

1 MSCI US REIT Index.
2 Dow Jones U.S. Total Stock Market Index.
3 This dividend yield may include some payments that represent a return of capital, capital gains distribution, or both by the underlying REITs. These amounts are determined by each REIT at the end of its fiscal year.
4 The expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the expense ratio was 0.31%.
5 MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.
6 The holdings listed exclude any temporary cash investments and equity index products.

3

Vanguard REIT Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 1999–December 31, 2009
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended December 31, 2009			Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
REIT Index Portfolio	29.14%	0.40%	10.21%	$26,442
Dow Jones U.S. Total Stock Market Index	29.35	1.09	–0.17	9,828
MSCI US REIT Index	28.61	0.23	10.43	26,968
U.S. REIT Spliced Index[1]	29.15	0.54	10.42	26,943
Real Estate Funds Average[2]	30.86	–0.59	9.55	24,901

Fiscal-Year Total Returns (%): December 31, 1999–December 31, 2009

1 MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.
2 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

4

Vanguard REIT Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2009

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

		Market
		Value•
	Shares	($000)
Real Estate Investment Trusts (100.3%)
Diversified REITs (8.9%)
Vornado Realty Trust	245,010	17,136
Liberty Property Trust	168,771	5,402
Washington Real Estate
Investment Trust	87,844	2,420
PS Business Parks Inc.	28,775	1,440
Colonial Properties Trust	92,711	1,088
Cousins Properties Inc.	128,403	980
Investors Real Estate Trust	108,576	977
CapLease Inc.	73,372	322
Winthrop Realty Trust	20,194	219
* Gramercy Capital Corp.	62,152	161
		30,145
Industrial REITs (5.9%)
ProLogis	669,075	9,160
AMB Property Corp.	221,075	5,648
DCT Industrial Trust Inc.	308,098	1,547
EastGroup Properties Inc.	39,214	1,501
DuPont Fabros
Technology Inc.	62,892	1,131
First Potomac Realty Trust	43,173	543
First Industrial Realty
Trust Inc.	84,159	440
		19,970
Office REITs (17.4%)
Boston Properties Inc.	209,471	14,049
SL Green Realty Corp.	116,140	5,835
Digital Realty Trust Inc.	109,369	5,499
Alexandria Real Estate
Equities Inc.	65,686	4,223
Duke Realty Corp.	338,515	4,120
Mack-Cali Realty Corp.	118,422	4,094
Highwoods Properties Inc.	106,899	3,565
Corporate Office
Properties Trust SBI	87,801	3,216
BioMed Realty Trust Inc.	147,955	2,335
Brandywine Realty Trust	194,581	2,218
HRPT Properties Trust	337,311	2,182
Douglas Emmett Inc.	146,446	2,087
Kilroy Realty Corp.	65,164	1,999
Franklin Street
Properties Corp.	106,430	1,555
Lexington Realty Trust	141,522	860
Parkway Properties Inc.	32,536	677
Government Properties
Income Trust	17,863	411
		58,925
Residential REITs (15.4%)
Equity Residential	414,038	13,986
AvalonBay
Communities Inc.	120,788	9,918

			Market
			Value•
		Shares	($000)
	Camden Property Trust	97,045	4,112
	UDR Inc.	227,575	3,741
	Essex Property Trust Inc.	42,615	3,565
	Apartment Investment &
	Management Co.	177,073	2,819
	BRE Properties Inc.	79,867	2,642
	Home Properties Inc.	50,061	2,388
	American Campus
	Communities Inc.	78,755	2,213
	Equity Lifestyle
	Properties Inc.	43,433	2,192
	Mid-America Apartment
	Communities Inc.	42,534	2,054
	Post Properties Inc.	72,182	1,415
	Sun Communities Inc.	26,594	525
	Education Realty Trust Inc.	79,841	387
			51,957
Retail REITs (25.3%)
	Simon Property Group Inc.	430,644	34,365
	Kimco Realty Corp.	607,103	8,214
	Federal Realty
	Investment Trust	92,050	6,234
	Macerich Co.	142,890	5,137
	Regency Centers Corp.	133,512	4,681
^	Realty Income Corp.	157,701	4,086
	Weingarten Realty
	Investors	172,022	3,404
	Taubman Centers Inc.	80,394	2,887
	National Retail
	Properties Inc.	122,096	2,591
	Tanger Factory
	Outlet Centers	60,266	2,350
	Developers Diversified
	Realty Corp.	207,587	1,922
	CBL & Associates
	Properties Inc.	197,389	1,909
	Equity One Inc.	65,086	1,052
	Acadia Realty Trust	56,775	958
*	Alexander’s Inc.	3,093	941
	Inland Real Estate Corp.	114,329	932
	Saul Centers Inc.	20,415	669
	Getty Realty Corp.	28,125	662
	Pennsylvania Real Estate
	Investment Trust	62,015	525
	Cedar Shopping Centers Inc.	68,525	466
	Ramco-Gershenson
	Properties Trust	44,104	421
	Urstadt Biddle Properties Inc.
	Class A	26,213	400
	Kite Realty Group Trust	93,978	382
	Glimcher Realty Trust	97,469	263
			85,451

			Market
			Value•
		Shares	($000)
Specialized REITs (27.4%)
	Public Storage	192,194	15,654
	HCP Inc.	439,452	13,421
	Host Hotels & Resorts Inc.	938,613	10,954
	Ventas Inc.	236,582	10,348
	Health Care REIT Inc.	181,083	8,026
	Nationwide Health
	Properties Inc.	162,192	5,706
	Hospitality Properties Trust	184,589	4,377
	Senior Housing
	Properties Trust	191,927	4,197
	Omega Healthcare
	Investors Inc.	126,026	2,451
	Entertainment
	Properties Trust	63,545	2,241
	LaSalle Hotel Properties	95,810	2,034
	Healthcare Realty Trust Inc.	89,496	1,921
	Sovran Self Storage Inc.	40,593	1,450
	Extra Space Storage Inc.	123,816	1,430
	DiamondRock
	Hospitality Co.	162,770	1,379
	National Health
	Investors Inc.	35,294	1,305
	Sunstone Hotel
	Investors Inc.	143,474	1,274
	Medical Properties
	Trust Inc.	120,865	1,209
	U-Store-It Trust	120,272	880
	LTC Properties Inc.	31,435	841
	Universal Health Realty
	Income Trust	17,132	549
*	Ashford Hospitality Trust Inc.	86,785	403
*	FelCor Lodging Trust Inc.	98,646	355
	Hersha Hospitality Trust	73,647	231
*	Strategic Hotels &
	Resorts Inc.	114,751	213
			92,849
Total Real Estate Investment Trusts
(Cost $475,992)			339,297
Temporary Cash Investment (0.5%)
Money Market Fund (0.5%)
1,2	Vanguard Market Liquidity
	Fund, 0.187%
	(Cost $1,790)	1,790,276	1,790
Total Investments (100.8%)
(Cost $477,782)			341,087

5

Vanguard REIT Index Portfolio

Market
Value•
($000)
Other Assets and Liabilities (–0.8%)
Other Assets	1,468
Liabilities[2]	(4,039)
(2,571)
Net Assets (100%)
Applicable to 40,774,702 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	338,516
Net Asset Value Per Share	$8.30

At December 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	479,256
Undistributed Net Investment Income	9,303
Accumulated Net Realized Losses	(13,348)
Unrealized Appreciation (Depreciation)	(136,695)
Net Assets	338,516

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $902,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $940,000 of collateral received for securities on loan.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

6

Vanguard REIT Index Portfolio

Statement of Operations

Year Ended
December 31, 2009
($000)
Investment Income
Income
Dividends	11,055
Interest[1]	10
Security Lending	59
Total Income	11,124
Expenses
The Vanguard Group—Note B
Investment Advisory Services	35
Management and Administrative	611
Marketing and Distribution	65
Custodian Fees	22
Auditing Fees	24
Shareholders’ Reports and Proxies	34
Trustees’ Fees and Expenses	1
Total Expenses	792
Net Investment Income	10,332
Realized Net Gain (Loss)
Capital Gain Distributions Received	1,910
Investment Securities Sold	(15,165)
Realized Net Gain (Loss)	(13,255)
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	79,104
Net Increase (Decrease) in Net Assets
Resulting from Operations	76,181

Statement of Changes in Net Assets

	Year Ended December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	10,332	12,140
Realized Net Gain (Loss)	(13,255)	16,489
Change in Unrealized Appreciation (Depreciation)	79,104	(185,825)
Net Increase (Decrease) in Net Assets Resulting from Operations	76,181	(157,196)
Distributions
Net Investment Income	(12,390)	(12,463)
Realized Capital Gain[2]	(16,542)	(127,591)
Total Distributions	(28,932)	(140,054)
Capital Share Transactions
Issued	55,649	95,347
Issued in Lieu of Cash Distributions	28,932	140,054
Redeemed	(55,834)	(79,154)
Net Increase (Decrease) from Capital Share Transactions	28,747	156,247
Total Increase (Decrease)	75,996	(141,003)
Net Assets
Beginning of Period	262,520	403,523
End of Period[3]	338,516	262,520

1 Interest income from an affiliated company of the portfolio was $10,000.
2 Includes fiscal 2009 and 2008 short-term gain distributions totaling $1,139,000 and $3,169,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed net investment income of $9,303,000 and $11,361,000.
See accompanying Notes, which are an integral part of the Financial Statements.

7

Vanguard REIT Index Portfolio

Financial Highlights

			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$7.65	$18.92	$24.98	$20.26	$20.09
Investment Operations
Net Investment Income	.267	.392[1]	.510[1]	.440	.500
Net Realized and Unrealized Gain (Loss)
on Investments	1.247	(5.032)	(4.230)	6.280	1.530
Total from Investment Operations	1.514	(4.640)	(3.720)	6.720	2.030
Distributions
Dividends from Net Investment Income	(.370)	(.590)	(.460)	(.480)	(.580)
Distributions from Realized Capital Gains	(.494)	(6.040)	(1.880)	(1.520)	(1.280)
Total Distributions	(.864)	(6.630)	(2.340)	(2.000)	(1.860)
Net Asset Value, End of Period	$8.30	$7.65	$18.92	$24.98	$20.26

Total Return	29.14%	–37.25%	–16.60%	34.93%	11.83%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$339	$263	$404	$645	$453
Ratio of Total Expenses to
Average Net Assets	0.31%	0.30%	0.30%	0.31%	0.31%
Ratio of Net Investment Income to
Average Net Assets	4.04%	3.24%	2.25%	2.14%	2.61%
Portfolio Turnover Rate	19%	15%	29%	19%	21%
1 Calculated based on average shares outstanding.

Notes to Financial Statements

Vanguard Variable Insurance Fund REIT Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions

8

Vanguard REIT Index Portfolio

for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2009, the portfolio had contributed capital of $64,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 — Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At December 31, 2009, 100% of the portfolio’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2009, the portfolio had $10,205,000 of ordinary income available for distribution. The portfolio had available capital loss carryforwards totaling $13,344,000 to offset future net capital gains through December 31, 2017.

At December 31, 2009, the cost of investment securities for tax purposes was $477,782,000. Net unrealized depreciation of investment securities for tax purposes was $136,695,000, consisting of unrealized gains of $7,384,000 on securities that had risen in value since their purchase and $144,079,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2009, the portfolio purchased $69,552,000 of investment securities and sold $48,552,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended December 31,
	2009	2008
	Shares	Shares
	(000)	(000)
Issued	8,885	8,097
Issued in Lieu of Cash Distributions	6,373	11,661
Redeemed	(8,818)	(6,748)
Net Increase (Decrease) in Shares Outstanding	6,440	13,010

G. In preparing the financial statements as of December 31, 2009, management considered the impact of subsequent events occurring through February 10, 2010, for potential recognition or disclosure in these financial statements.

9

Vanguard REIT Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of REIT Index Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of REIT Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.

We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 10, 2010

Special 2009 tax information (unaudited) for corporate shareholders only for Vanguard
Variable Insurance Fund REIT Index Portfolio

This information for the fiscal year ended December 31, 2009, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $15,408,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year .

10

Vanguard REIT Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
REIT Index Portfolio	6/30/2009	12/31/2009	Period[1]
Based on Actual Fund Return	$1,000.00	$1,466.43	$1.93
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.64	1.58

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.31%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

11

Vanguard® Short-Term Investment-Grade Portfolio

Building on its strong first-half performance, the Short-Term Investment-Grade Portfolio returned almost 14% for 2009, its best fiscal-year result since its inception in 1999. The portfolio’s performance was slightly ahead of its benchmark’s return and several steps ahead of the average return of its peers.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

On December 31, the portfolio’s 30-day SEC yield was 2.36%, down more than 3 percentage points from 5.78% a year ago.

Corporate bonds rallied as confidence returned
In contrast to 2008, when U.S. Treasury securities were the star performers, corporate bonds grabbed the spotlight in 2009. As government rescue programs started to take hold, investors sought risk and rewards again, favoring the higher yields offered by corporate bonds—the riskier, the better, or so it seemed. This dramatic shift in sentiment worked to the portfolio’s advantage: Strong investor demand bid up short-term corporate bond prices, fueling the Short-Term Investment-Grade Portfolio’s total return of 13.86%.

The portfolio’s performance was boosted—in both absolute and relative terms—by its sizable holdings of high-quality asset- and commercial mortgage-backed securities (primarily auto loans and credit card receivables). Unlike its double-digit loss in 2008, the Barclays Capital U.S. Asset-Backed Securities Index returned almost 25% for 2009, buoyed by the government-sponsored Term Asset-Backed Securities Loan Facility (TALF) and the Public-Private Investment Program. The portfolio’s relatively shorter duration (a measure of interest rate sensitivity) was also helpful as interest rates rose (except for very short-term securities anchored near zero by Federal Reserve policy).

Short-term corporate bonds represented about three-fifths of the portfolio, on average, during the year. This was a major tailwind to performance, as the Barclays Capital U.S. Credit Bond Index posted its highest-ever return relative to comparable-maturity Treasuries. Typically, Treasuries represent up to 10% of the portfolio. However, although the advisor continued to hold Treasury securities, in part to help manage cash flow in the low interest rate environment, Treasuries represented a smaller-than-normal share of the total portfolio. This more modest Treasury allocation helped the portfolio achieve its best-ever fiscal-year return, in a period when the Barclays U.S. 1–5 Year Treasury Bond Index was barely above the break-even point for 2009.

Discipline, diversification, and quality sustain long-term performance
Fiscal 2009 marked the portfolio’s first complete decade, during which the portfolio’s average annual return was 5.06%. Although the portfolio’s return lagged the 5.86% average annual return of its benchmark, it outperformed the average return of the peer group by more than a full percentage point—a significant margin for a short-term fixed income fund. Vanguard Fixed Income Group’s seasoned team of portfolio managers, traders, risk managers, and credit analysts have capably steered the fund through a variety of market environments.

Total Returns
		Ten Years Ended
		December 31, 2009
	Year Ended	Average
	December 31, 2009	Annual Return
Vanguard Short-Term Investment-Grade Portfolio	13.86%	5.06%
Barclays Capital U.S. 1–5 Year Credit Bond Index	13.52	5.86
1–5 Year Investment Grade Debt Funds Average[1]	9.78	3.84

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		1–5 Year
		Investment
		Grade Debt
	Portfolio	Funds Average
Short-Term Investment-Grade Portfolio	0.22%	0.90%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the portfolio’s expense ratio was 0.20%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

1

Vanguard Short-Term Investment-Grade Portfolio

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, portfolio shareholders approved the following two proposals:

Proposal 1—Elect trustees for each portfolio.*
The individuals listed in the table below were elected as trustees for each portfolio. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the portfolios prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	2,425,238,230	88,077,041	96.5%
Charles D. Ellis	2,405,751,014	107,564,257	95.7%
Emerson U. Fullwood	2,410,939,308	102,375,964	95.9%
Rajiv L. Gupta	2,416,514,339	96,800,932	96.1%
Amy Gutmann	2,406,002,852	107,312,420	95.7%
JoAnn Heffernan Heisen	2,416,649,368	96,665,903	96.2%
F. William McNabb III	2,425,903,403	87,411,868	96.5%
André F. Perold	2,412,392,305	100,922,967	96.0%
Alfred M. Rankin, Jr.	2,423,028,932	90,286,340	96.4%
Peter F. Volanakis	2,427,674,541	85,640,731	96.6%
* Results are for all portfolios within the same trust.

Proposal 2—Update and standardize the portfolios’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the portfolios to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Portfolio	For	Abstain	Against	Non-Votes	For
Short-Term Investment-Grade Portfolio
2a	47,125,176	1,322,410	2,113,871	0	93.2%
2b	47,199,884	1,330,732	2,030,840	0	93.4%
2c	46,972,426	1,305,511	2,283,519	0	92.9%
2d	47,085,831	1,421,483	2,054,142	0	93.1%
2e	46,912,960	1,362,392	2,286,104	0	92.8%
2f	47,095,214	1,259,673	2,206,568	0	93.1%
2g	48,134,539	1,401,060	1,025,857	0	95.2%

2

Vanguard Short-Term Investment-Grade Portfolio

Portfolio Profile
As of December 31, 2009

Financial Attributes
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Issues	1,005	1,415	8,413
Yield[3]	2.4%	3.0%	3.7%
Yield to Maturity	2.7%[4]	3.0%	3.7%
Average Coupon	4.1%	5.2%	4.7%
Average Effective
Maturity	3.0 years	2.9 years	6.8 years
Average Quality[5]	Aa3	A1	Aa1
Average Duration	2.3 years	2.7 years	4.6 years
Expense Ratio[6]	0.22%	—	—
Short-Term Reserves	10.5%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.87	0.32
Beta	0.78	0.53

Distribution by Maturity (% of portfolio)
Under 1 Year	19.5%
1–3 Years	46.9
3–5 Years	28.0
Over 5 Years	5.6

Sector Diversification[7] (% of portfolio)
Asset-Backed /Commercial Mortgage-Backed	21.7%
Finance	32.0
Foreign	0.6
Government Mortgage-Backed	1.7
Industrial	24.1
Treasury/Agency	3.0
Utilities	4.9
Other	1.5
Short-Term Reserves	10.5

Distribution by Credit Quality[5] (% of portfolio)
Aaa	27.8%
Aa	19.7
A	25.9
Baa	14.3
Ba	0.7
B	0.2
Other	11.4

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Barclays Capital U.S. 1–5 Year Credit Bond Index.
2 Barclays Capital U.S. Aggregate Bond Index.
3 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
4 Before expenses.
5 Source: Moody’s Investors Service.
6 The expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the portfolio’s expense ratio was 0.20%.
7 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

3

Vanguard Short-Term Investment-Grade Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 1999–December 31, 2009
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2009			of a $10,000
One Year		Five Years	Ten Years	Investment
Short-Term Investment-Grade Portfolio	13.86%	4.57%	5.06%	$16,379
Barclays Capital U.S. Aggregate Bond Index	5.93	4.97	6.33	18,475
Barclays Capital U.S. 1–5 Year
Credit Bond Index	13.52	4.79	5.86	17,681
1–5 Year Investment-Grade Debt Funds Average[1]	9.78	2.74	3.84	14,582

Fiscal Year Total Returns (%): December 31, 1999–December 31, 2009

1 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

4

Vanguard Short-Term Investment-Grade Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2009

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (4.7%)
U.S. Government Securities (1.6%)
	United States Treasury
	Note/Bond	0.875%	2/28/11	8,000	8,019
	United States Treasury
	Note/Bond	1.375%	2/15/12	1,200	1,203
	United States Treasury
	Note/Bond	1.375%	3/15/12	500	501
	United States Treasury
	Note/Bond	4.875%	6/30/12	200	217
	United States Treasury
	Note/Bond	4.250%	9/30/12	2,800	3,006
	United States Treasury
	Note/Bond	2.625%	6/30/14	364	367
					13,313
Agency Bonds and Notes (1.4%)
1	Bank of America Corp.	2.100%	4/30/12	3,000	3,034
1	Citigroup Funding Inc.	2.000%	3/30/12	2,000	2,018
1	Citigroup Funding Inc.	1.875%	10/22/12	1,000	999
[2,3] Federal Farm Credit Bank		0.194%	5/4/10	2,000	2,000
1	General Electric Capital Corp.	2.250%	3/12/12	2,000	2,033
1	Morgan Stanley	3.250%	12/1/11	1,000	1,037
1	US Central Federal Credit Union	1.900%	10/19/12	500	500
1	Western Corporate
	Federal Credit Union	1.750%	11/2/12	500	497
					12,118
Conventional Mortgage-Backed Securities (1.0%)
[2,4] Fannie Mae Pool		5.000%	5/1/38–
			7/1/38	2,198	2,260
[2,4] Fannie Mae Pool		5.500%	2/1/38	1,576	1,652
[2,4] Fannie Mae Pool		6.000%	12/1/16	174	187
[2,4] Fannie Mae Pool		6.500%	9/1/16	185	199
[2,4] Fannie Mae Pool		7.000%	4/1/13	5	5
[2,4] Freddie Mac Gold Pool		5.000%	12/1/37–
			1/1/40	3,734	3,834
[2,4] Freddie Mac Gold Pool		6.000%	4/1/17	140	150
					8,287
Nonconventional Mortgage-Backed Securities (0.7%)
[2,4] Fannie Mae Pool		2.800%	6/1/33	225	230
[2,4] Fannie Mae Pool		2.836%	5/1/33	190	194
[2,4] Fannie Mae Pool		2.846%	12/1/32	28	28
[2,4] Fannie Mae Pool		3.060%	7/1/32	20	20
[2,4] Fannie Mae Pool		3.215%	9/1/32	10	10
[2,4] Fannie Mae Pool		3.246%	10/1/33	114	118
[2,4] Fannie Mae Pool		3.328%	9/1/32	12	13
[2,4] Fannie Mae Pool		3.410%	8/1/33	74	77
[2,4] Fannie Mae Pool		3.444%	9/1/33	232	240
[2,4] Fannie Mae Pool		3.484%	9/1/33	450	464
[2,4] Fannie Mae Pool		3.521%	8/1/33	21	22
[2,4] Fannie Mae Pool		3.541%	8/1/33	105	107
[2,4] Fannie Mae Pool		3.541%	8/1/33	77	79
[2,4] Fannie Mae Pool		3.548%	7/1/33	119	123
[2,4] Fannie Mae Pool		3.550%	8/1/33	190	196
[2,4] Fannie Mae Pool		3.560%	8/1/33	153	158
[2,4] Fannie Mae Pool		3.588%	4/1/33	249	256
[2,4] Fannie Mae Pool		3.588%	7/1/33	234	241
[2,4] Fannie Mae Pool		3.604%	7/1/33	511	526

Face	Market
Maturity	Amount	Value•
Coupon	Date	($000)	($000)
[2,4] Fannie Mae Pool	3.785%	4/1/33	82	85
[2,4] Fannie Mae Pool	4.041%	5/1/33	258	268
[2,4] Fannie Mae Pool	4.046%	5/1/33	410	426
[2,4] Fannie Mae Pool	4.047%	5/1/33	51	52
[2,4] Fannie Mae Pool	5.472%	8/1/37	126	133
[2,4] Fannie Mae Pool	5.563%	2/1/37	141	148
[2,4] Freddie Mac Non Gold Pool	3.254%	9/1/32	34	35
[2,4] Freddie Mac Non Gold Pool	3.366%	10/1/32	32	33
[2,4] Freddie Mac Non Gold Pool	3.389%	9/1/32	29	30
[2,4] Freddie Mac Non Gold Pool	3.393%	9/1/32	42	43
[2,4] Freddie Mac Non Gold Pool	3.518%	8/1/32	15	15
[2,4] Freddie Mac Non Gold Pool	3.557%	8/1/33	102	106
[2,4] Freddie Mac Non Gold Pool	3.680%	7/1/33	382	396
[2,4] Freddie Mac Non Gold Pool	3.702%	8/1/33	63	65
[2,4] Freddie Mac Non Gold Pool	3.948%	6/1/33	93	96
[2,4] Freddie Mac Non Gold Pool	3.955%	6/1/33	315	326
[2,4] Freddie Mac Non Gold Pool	4.160%	5/1/33	69	71
[2,4] Freddie Mac Non Gold Pool	4.192%	5/1/33	98	100
[2,4] Freddie Mac Non Gold Pool	4.461%	2/1/33	49	51
[2,4] Freddie Mac Non Gold Pool	4.978%	1/1/33	36	37
[2,4] Freddie Mac Non Gold Pool	5.855%	8/1/37	686	724
6,342
Total U.S. Government and Agency Obligations (Cost $39,632)	40,060
Asset-Backed/Commercial Mortgage-Backed Securities (22.5%)
4	Ally Auto Receivables Trust	2.330%	6/17/13	775	782
[4,5] Ally Auto Receivables Trust	3.050%	12/15/14	1,130	1,141
4	Ally Auto Receivables Trust	3.000%	10/15/15	300	304
[3,4,5]American Express Credit
Account Master Trust	0.563%	6/17/13	70	69
[3,4,5]American Express Credit
Account Master Trust	0.523%	8/15/13	170	163
[3,4] American Express Credit
Account Master Trust	0.263%	12/15/13	500	497
[3,4,5]American Express Credit
Account Master Trust	0.513%	12/15/13	100	98
[3,4,5]American Express Credit
Account Master Trust	0.513%	3/17/14	100	96
[3,4] American Express Credit
Account Master Trust	1.483%	3/15/17	2,100	2,147
[3,4] AmeriCredit Automobile
Receivables Trust	5.235%	1/6/15	1,500	1,591
[3,4] AmeriCredit Automobile
Receivables Trust	5.235%	4/6/15	1,350	1,441
4	Americredit Prime
Automobile Receivable	2.210%	1/15/14	110	110
4	Americredit Prime
Automobile Receivable	2.900%	12/15/14	80	80
5	BA Covered Bond Issuer	5.500%	6/14/12	800	838
[3,4] BA Credit Card Trust	0.813%	4/15/13	2,850	2,841
[3,4] BA Credit Card Trust	0.253%	6/17/13	400	397
[3,4] BA Credit Card Trust	0.263%	11/15/13	200	198
[3,4] BA Credit Card Trust	1.433%	12/16/13	3,875	3,896
[3,4] BA Credit Card Trust	0.233%	4/15/14	669	659
[3,4] BA Credit Card Trust	0.933%	12/15/14	2,600	2,581
[3,4] BA Credit Card Trust	0.263%	4/15/16	1,200	1,154
[3,4] BA Credit Card Trust	0.293%	4/15/16	90	87
[3,4] BA Credit Card Trust	0.293%	9/15/16	700	671

5

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[3,4] BA Credit Card Trust		0.303%	12/15/16	1,200	1,141
4	Banc of America Commercial
	Mortgage Inc.	5.334%	9/10/45	330	333
[3,4] Banc of America Funding Corp.		5.536%	9/20/46	1,292	842
[3,4] Banc of America Mortgage
	Securities Inc.	3.666%	9/25/32	4	4
[3,4] Banc of America Mortgage
	Securities Inc.	3.911%	5/25/33	84	78
[3,4] Banc of America Mortgage
	Securities Inc.	5.364%	2/25/34	118	111
[4,5] Bank of America Auto Trust		2.130%	9/15/13	775	784
[4,5] Bank of America Auto Trust		3.030%	10/15/16	925	934
[3,4] Bank One Issuance Trust		0.353%	5/15/14	385	382
[3,4] Bear Stearns Adjustable Rate
	Mortgage Trust	5.669%	10/25/36	1,308	923
[3,4] Bear Stearns Adjustable Rate
	Mortgage Trust	5.435%	5/25/47	1,206	848
[3,4] Bear Stearns Commercial
	Mortgage Securities	5.719%	6/11/40	425	378
4	Bear Stearns Commercial
	Mortgage Securities	5.540%	9/11/41	250	242
4	Bear Stearns Commercial
	Mortgage Securities	5.478%	10/12/41	1,100	1,119
4	Bear Stearns Commercial
	Mortgage Securities	4.254%	7/11/42	137	136
4	Bear Stearns Commercial
	Mortgage Securities	4.871%	9/11/42	170	165
4	Bear Stearns Commercial
	Mortgage Securities	5.330%	1/12/45	250	253
4	Bear Stearns Commercial
	Mortgage Securities	5.574%	6/11/50	1,000	1,001
4	Bear Stearns Commercial
	Mortgage Securities	5.613%	6/11/50	930	928
[3,4,5]BMW Floorplan Master
	Owner Trust	1.383%	9/15/14	1,175	1,177
4	BMW Vehicle Lease Trust	2.910%	3/15/12	1,700	1,732
4	BMW Vehicle Lease Trust	3.660%	8/15/13	300	308
[4,5] Cabela’s Master
	Credit Card Trust	4.310%	12/16/13	1,400	1,426
4	Capital Auto Receivables
	Asset Trust	5.000%	12/15/11	344	350
[3,4] Capital One Multi-Asset
	Execution Trust	0.233%	2/15/13	550	549
[3,4] Capital One Multi-Asset
	Execution Trust	0.633%	2/15/13	900	893
[3,4] Capital One Multi-Asset
	Execution Trust	0.523%	4/15/13	75	74
[3,4] Capital One Multi-Asset
	Execution Trust	0.523%	7/15/13	725	723
4	Capital One Multi-Asset
	Execution Trust	6.000%	8/15/13	150	152
4	Capital One Multi-Asset
	Execution Trust	5.300%	2/18/14	100	105
[3,4] Capital One Multi-Asset
	Execution Trust	0.263%	3/17/14	2,980	2,949
[3,4] Capital One Multi-Asset
	Execution Trust	0.523%	3/17/14	80	76
4	Capital One Multi-Asset
	Execution Trust	3.200%	4/15/14	3,800	3,880
[3,4] Capital One Multi-Asset
	Execution Trust	0.363%	8/15/14	125	124
[3,4] Capital One Multi-Asset
	Execution Trust	0.533%	11/15/14	550	514
[3,4] Capital One Multi-Asset
	Execution Trust	0.313%	9/15/15	300	293
[3,4] Capital One Multi-Asset
	Execution Trust	0.293%	1/15/16	505	490
4	Capital One Multi-Asset
	Execution Trust	5.050%	2/15/16	1,200	1,280
[3,4] Capital One Multi-Asset
	Execution Trust	0.263%	4/15/16	400	387

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[3,4] Capital One Multi-Asset
	Execution Trust	0.443%	12/15/16	75	72
[3,4] Capital One Multi-Asset
	Execution Trust	0.323%	6/17/19	280	262
[3,4] Capital One Multi-Asset
	Execution Trust	0.283%	11/15/19	60	56
[3,4] Capital One Multi-Asset
	Execution Trust	0.313%	12/16/19	3,550	3,305
[3,4] Chase Issuance Trust		0.253%	11/15/13	150	149
[3,4] Chase Issuance Trust		0.554%	6/16/14	1,500	1,489
[3,4] Chase Issuance Trust		0.303%	12/15/14	300	297
[3,4] Chase Issuance Trust		0.303%	12/15/14	305	300
4	Chase Issuance Trust	4.650%	3/15/15	4,000	4,249
4	Chase Issuance Trust	5.400%	7/15/15	2,000	2,175
[3,4] Chase Issuance Trust		0.353%	9/15/15	100	98
[3,4] Chase Issuance Trust		1.754%	9/15/15	1,400	1,439
4	Chrysler Financial Auto
	Securitization Trust	1.150%	11/8/11	1,300	1,298
4	Chrysler Financial Auto
	Securitization Trust	2.940%	6/8/13	400	398
4	Citibank Credit Card
	Issuance Trust	5.450%	5/10/13	704	741
[3,4] Citibank Credit Card
	Issuance Trust	0.883%	7/15/13	660	635
[3,4] Citibank Credit Card
	Issuance Trust	0.643%	7/15/14	990	919
[3,4] Citibank Credit Card
	Issuance Trust	0.583%	8/20/14	700	693
[3,4] Citibank Credit Card
	Issuance Trust	0.303%	10/20/14	1,900	1,865
[3,4] Citibank Credit Card
	Issuance Trust	0.855%	11/7/14	220	212
[3,4] Citibank Credit Card
	Issuance Trust	0.483%	12/17/14	2,000	1,971
4	Citibank Credit Card
	Issuance Trust	2.250%	12/23/14	12,600	12,533
4	Citibank Credit Card
	Issuance Trust	4.850%	4/22/15	1,275	1,359
4	Citibank Credit Card
	Issuance Trust	4.900%	6/23/16	2,000	2,155
[3,4] Citibank Credit Card
	Issuance Trust	1.433%	5/22/17	500	503
[3,4] Citibank Credit Card
	Issuance Trust	0.314%	12/17/18	500	471
4	Citibank Credit Card
	Issuance Trust	5.650%	9/20/19	600	647
[3,4] Citibank Credit Card
	Issuance Trust	1.608%	5/20/20	1,500	1,547
[3,4,5]Citibank Omni Master Trust		2.333%	5/16/16	1,300	1,319
[4,5] Citibank Omni Master Trust		5.350%	8/15/18	1,425	1,431
4	Citibank Omni Master Trust	4.900%	11/15/18	770	760
[4,5] CitiFinancial Auto Issuance Trust		2.590%	10/15/13	1,450	1,443
[4,5] CitiFinancial Auto Issuance Trust		3.150%	8/15/16	400	399
4	Citigroup Commercial
	Mortgage Trust	5.699%	12/10/49	1,000	1,003
[3,4] Citigroup Mortgage
	Loan Trust Inc.	5.877%	7/25/37	719	519
4	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.655%	11/15/44	330	330
4	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.205%	12/11/49	1,325	1,328
4	CNH Equipment Trust	4.120%	5/15/12	275	279
4	CNH Equipment Trust	5.280%	11/15/12	320	335
4	CNH Equipment Trust	3.000%	8/17/15	700	694
4	Commercial Mortgage Pass
	Through Certificates	5.811%	12/10/49	400	402
[3,4] Countrywide Home Loan
	Mortgage Pass Through Trust	4.065%	5/25/33	96	83
4	Countrywide Home Loan
	Mortgage Pass Through Trust	4.034%	11/19/33	137	126

6

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[3,4] Countrywide Home Loan
	Mortgage Pass Through Trust	5.300%	3/20/36	620	326
[3,4] Countrywide Home Loan
	Mortgage Pass Through Trust	5.328%	2/25/47	792	399
[3,4] Credit Suisse First Boston
	Mortgage Securities Corp.	5.230%	12/15/40	1,200	1,159
4	Credit Suisse Mortgage
	Capital Certificates	5.825%	6/15/38	442	381
4	Credit Suisse Mortgage
	Capital Certificates	5.512%	2/15/39	480	483
4	Credit Suisse Mortgage
	Capital Certificates	5.722%	6/15/39	825	839
4	Credit Suisse Mortgage
	Capital Certificates	5.589%	9/15/40	700	697
4	Daimler Chrysler Auto Trust	3.700%	6/8/12	648	656
4	Daimler Chrysler Auto Trust	4.710%	9/10/12	500	516
4	Discover Card Master Trust	5.100%	10/15/13	575	600
[3,4] Discover Card Master Trust		1.533%	12/15/14	1,780	1,794
[3,4] Discover Card Master Trust		1.533%	2/17/15	2,050	2,067
[3,4] Discover Card Master Trust		0.594%	6/15/15	3,390	3,326
4	Discover Card Master Trust	5.650%	12/15/15	1,900	2,058
4	Discover Card Master Trust	5.650%	3/16/20	570	607
[3,4] Discover Card Master Trust I		0.608%	10/16/13	600	595
[3,4] Discover Card Master Trust I		0.313%	1/19/16	1,500	1,450
[3,4] Discover Card Master Trust I		0.313%	9/15/16	400	383
4	Fifth Third Auto Trust	4.070%	1/17/12	1,650	1,670
[3,4] First Horizon Asset
	Securities Inc.	5.644%	11/25/36	477	362
[3,4] First Horizon Asset
	Securities Inc.	5.470%	1/25/37	1,221	856
4	First Union National Bank-Bank
	of America Commercial
	Mortgage Trust	6.136%	3/15/33	108	109
[4,5] Ford Credit Auto Lease Trust		3.710%	1/15/14	530	543
4	Ford Credit Auto Owner Trust	5.250%	9/15/11	731	742
4	Ford Credit Auto Owner Trust	5.150%	11/15/11	387	392
4	Ford Credit Auto Owner Trust	3.960%	4/15/12	426	433
4	Ford Credit Auto Owner Trust	4.280%	5/15/12	2,136	2,180
4	Ford Credit Auto Owner Trust	4.950%	3/15/13	150	157
[3,4] Ford Credit Auto Owner Trust		1.983%	4/15/13	1,000	1,012
4	Ford Credit Auto Owner Trust	2.790%	8/15/13	1,600	1,620
4	Ford Credit Auto Owner Trust	2.170%	10/15/13	1,100	1,102
4	Ford Credit Auto Owner Trust	4.500%	7/15/14	370	386
4	Ford Credit Auto Owner Trust	2.980%	8/15/14	425	423
[3,4] Ford Credit Floorplan
	Master Owner Trust	1.783%	9/15/14	1,700	1,714
[3,4] GE Capital Commercial
	Mortgage Corp.	5.336%	3/10/44	290	275
4	GE Capital Commercial
	Mortgage Corp.	4.974%	7/10/45	95	91
4	GE Capital Commercial
	Mortgage Corp.	4.353%	6/10/48	364	364
[3,4] GMAC Mortgage Corp.
	Loan Trust	5.295%	11/19/35	235	185
[3,4,5]Golden Credit Card Trust		1.233%	7/15/17	2,200	2,200
[3,4] Granite Master Issuer PLC		0.272%	12/17/54	139	122
[3,4] Granite Master Issuer PLC		0.303%	12/20/54	416	369
4	Greenwich Capital Commercial
	Funding Corp.	4.799%	8/10/42	400	371
4	Harley-Davidson
	Motorcycle Trust	5.240%	1/15/12	1	1
[4,5] Harley-Davidson
	Motorcycle Trust	5.040%	10/15/12	242	245
4	Harley-Davidson
	Motorcycle Trust	3.190%	11/15/13	530	541
4	Harley-Davidson
	Motorcycle Trust	1.870%	2/15/14	1,600	1,593
4	Harley-Davidson
	Motorcycle Trust	2.620%	3/15/14	1,500	1,524
4	Harley-Davidson
	Motorcycle Trust	2.400%	7/15/14	120	119

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	Harley-Davidson
	Motorcycle Trust	3.320%	2/15/17	200	202
4	Harley-Davidson
	Motorcycle Trust	2.540%	4/15/17	200	200
[4,5] Hertz Vehicle Financing LLC		5.290%	3/25/16	1,300	1,288
4	Hyundai Auto Receivables Trust	3.150%	3/15/16	700	706
[3,4,5]JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.633%	12/5/27	530	525
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	6.260%	3/15/33	133	135
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.625%	3/15/46	322	322
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.298%	5/15/47	400	393
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.803%	6/15/49	1,200	1,204
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.629%	2/12/51	550	565
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.827%	2/15/51	1,020	1,024
[4,5] JPMorgan Auto
	Receivables Trust	5.220%	9/15/12	1,300	1,345
[3,4,5]Kildare Securities Ltd.		0.316%	12/10/43	794	736
4	LB-UBS Commercial
	Mortgage Trust	5.303%	2/15/40	800	802
4	LB-UBS Commercial
	Mortgage Trust	5.318%	2/15/40	500	501
[3,4] Mastr Adjustable Rate
	Mortgages Trust	2.966%	4/25/34	161	130
[3,4] MBNA Credit Card
	Master Note Trust	0.653%	7/15/15	700	625
[3,4] MBNA Credit Card
	Master Note Trust	1.133%	11/15/16	300	265
[3,4] Merrill Lynch Mortgage
	Investors Inc.	2.066%	2/25/33	116	87
[3,4] Merrill Lynch Mortgage
	Investors Inc.	3.466%	7/25/33	52	48
4	Merrill Lynch Mortgage Trust	4.556%	6/12/43	371	373
4	Merrill Lynch Mortgage Trust	5.724%	6/12/50	900	905
4	Merrill Lynch Mortgage Trust	5.425%	2/12/51	100	97
4	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.282%	8/12/48	500	498
4	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.693%	6/12/50	250	251
4	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.331%	3/12/51	400	406
4	Morgan Stanley Capital I	5.649%	6/11/42	1,850	1,855
4	Morgan Stanley Capital I	4.989%	8/13/42	1,875	1,836
4	Morgan Stanley Capital I	5.769%	10/15/42	500	485
4	Morgan Stanley Capital I	5.374%	3/12/44	570	575
4	Morgan Stanley Capital I	5.623%	12/12/49	400	400
4	Morgan Stanley Capital I	5.090%	10/12/52	475	480
[3,4] Morgan Stanley Mortgage
	Loan Trust	5.355%	6/25/36	679	573
[3,4] MSDWCC Heloc Trust		0.771%	11/25/15	50	31
[3,4] National City Credit Card
	Master Trust	0.283%	8/15/12	1,200	1,193
[3,4] National City Credit Card
	Master Trust	0.283%	3/17/14	575	555
[3,4,5]Navistar Financial Dealer
	Note Master Trust	1.691%	10/26/15	600	601
4	Nissan Auto Lease Trust	2.920%	12/15/11	930	950
4	Nissan Auto Lease Trust	3.510%	11/17/14	140	144
4	Nissan Auto Lease Trust	2.070%	1/15/15	1,425	1,433
4	Nissan Auto Lease Trust	2.650%	1/15/15	375	377
4	Nissan Auto Receivables
	Owner Trust	5.930%	7/16/12	900	942
4	Nissan Auto Receivables
	Owner Trust	3.200%	2/15/13	300	307
4	Nissan Auto Receivables
	Owner Trust	5.000%	9/15/14	1,750	1,836

7

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	Nissan Auto Receivables
	Owner Trust	4.740%	8/17/15	470	498
[3,4,5]Nordstrom Private Label
	Credit Card Master Note Trust	0.293%	5/15/15	2,530	2,383
[3,4] Permanent Master Issuer PLC		0.334%	1/15/16	700	700
4	PG&E Energy Recovery
	Funding LLC	4.370%	6/25/14	1,000	1,046
[3,4] Residential Funding
	Mortgage Securities I	5.828%	8/25/36	1,023	662
[3,4] Residential Funding
	Mortgage Securities I	5.945%	9/25/36	383	268
[3,4] Salomon Brothers
	Mortgage Securities VII Inc.	3.688%	9/25/33	269	257
[3,4] Sequoia Mortgage Trust		5.620%	9/20/46	1,246	772
[3,4] Swift Master Auto
	Receivables Trust	0.333%	6/15/12	300	297
[3,4] Swift Master Auto
	Receivables Trust	0.883%	10/15/12	200	197
4	USAA Auto Owner Trust	3.020%	6/17/13	2,000	2,044
4	USAA Auto Owner Trust	4.500%	10/15/13	660	690
4	USAA Auto Owner Trust	4.710%	2/18/14	1,725	1,819
4	Volkswagen Auto Lease Trust	3.410%	4/16/12	1,360	1,394
4	Volkswagen Auto Loan
	Enhanced Trust	5.470%	3/20/13	2,375	2,518
[3,4] Wachovia Asset
	Securitization Inc.	0.491%	6/25/33	35	22
[3,4] Wachovia Bank Commercial
	Mortgage Trust	5.209%	10/15/44	983	971
4	Wachovia Bank Commercial
	Mortgage Trust	5.569%	5/15/46	700	696
4	Wachovia Bank Commercial
	Mortgage Trust	5.275%	11/15/48	390	392
[3,4] WaMu Mortgage Pass
	Through Certificates	2.771%	1/25/33	30	27
[3,4] WaMu Mortgage Pass
	Through Certificates	2.849%	8/25/33	64	60
[3,4] WaMu Mortgage Pass
	Through Certificates	2.832%	9/25/33	79	72
4	Wells Fargo Home Equity Trust	3.970%	5/25/34	93	92
[3,4] Wells Fargo Mortgage
	Backed Securities Trust	5.628%	10/25/36	1,147	805
4	World Omni Auto
	Receivables Trust	3.940%	10/15/12	360	367
4	World Omni Auto
	Receivables Trust	5.130%	4/15/13	550	569
4	World Omni Auto
	Receivables Trust	3.330%	5/15/13	680	696
4	World Omni Auto
	Receivables Trust	5.120%	5/15/14	410	436
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $191,386)					191,207
Corporate Bonds (59.6%)
Finance (31.4%)
	Banking (22.1%)
5	Abbey National Treasury
	Services PLC	3.875%	11/10/14	375	372
	American Express Bank FSB	5.550%	10/17/12	850	904
	American Express Bank FSB	5.500%	4/16/13	2,175	2,310
	American Express
	Centurion Bank	5.200%	11/26/10	675	700
	American Express
	Centurion Bank	5.550%	10/17/12	500	533
	American Express Co.	5.250%	9/12/11	200	210
	American Express Co.	4.875%	7/15/13	120	125
3	American Express Credit Corp.	0.384%	10/4/10	400	399
	American Express Credit Corp.	5.875%	5/2/13	240	257
	American Express Credit Corp.	7.300%	8/20/13	2,655	2,985
5	ANZ National International Ltd.	6.200%	7/19/13	450	495
	Astoria Financial Corp.	5.750%	10/15/12	250	238
4	BAC Capital Trust XIV	5.630%	12/31/49	671	463

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4,5] Banco Mercantil del Norte SA		6.135%	10/13/16	450	437
5	Banco Santander Chile	2.875%	11/13/12	1,925	1,940
	Bank of America Corp.	5.375%	8/15/11	1,031	1,087
	Bank of America Corp.	4.875%	1/15/13	1,515	1,580
4	Bank of America Corp.	8.000%	12/29/49	625	606
	Bank of New York Mellon Corp.	4.950%	1/14/11	300	311
	Bank of New York Mellon Corp.	5.125%	11/1/11	100	106
	Bank of New York Mellon Corp.	4.950%	11/1/12	2,550	2,747
	Bank of New York Mellon Corp.	4.500%	4/1/13	1,075	1,133
	Bank of New York Mellon Corp.	5.125%	8/27/13	500	539
	Bank of New York Mellon Corp.	4.950%	3/15/15	825	870
	Bank of Tokyo-Mitsubishi UFJ Ltd.	7.400%	6/15/11	250	270
	Bank One Corp.	5.900%	11/15/11	500	534
	Bank One Corp.	5.250%	1/30/13	425	450
	Barclays Bank PLC	5.450%	9/12/12	1,110	1,200
	Barclays Bank PLC	2.500%	1/23/13	9,000	8,993
	Barclays Bank PLC	5.200%	7/10/14	2,650	2,821
[4,5] Barclays Bank PLC		7.375%	12/15/49	100	89
	BB&T Corp.	3.100%	7/28/11	125	127
	BB&T Corp.	6.500%	8/1/11	1,375	1,465
	BB&T Corp.	3.850%	7/27/12	2,500	2,591
	BB&T Corp.	3.375%	9/25/13	300	303
	BB&T Corp.	5.700%	4/30/14	775	837
	Bear Stearns Cos. LLC	4.500%	10/28/10	387	399
3	Bear Stearns Cos. LLC	0.511%	1/31/11	110	110
	Bear Stearns Cos. LLC	6.950%	8/10/12	3,133	3,500
	Bear Stearns Cos. LLC	5.700%	11/15/14	200	219
5	BNP Paribas US Medium-Term
	Note Program LLC	2.125%	12/21/12	1,100	1,102
	BNP Paribas US Medium-Term
	Note Program LLC	5.125%	1/15/15	500	521
[3,5] BTMU Curacao Holdings NV		0.573%	12/19/16	835	809
	Capital One Bank USA NA	5.750%	9/15/10	100	103
	Capital One Bank USA NA	6.500%	6/13/13	125	134
	Capital One Financial Corp.	4.800%	2/21/12	750	779
	Capital One Financial Corp.	7.375%	5/23/14	1,650	1,869
[4,5] CBA Capital Trust II		6.024%	3/15/49	450	377
[3,5,6]CBG Florida REIT Corp.		7.114%	2/15/49	560	—
	Charter One Bank NA	5.500%	4/26/11	380	389
	Citigroup Inc.	6.500%	1/18/11	750	784
	Citigroup Inc.	5.125%	2/14/11	775	799
	Citigroup Inc.	5.100%	9/29/11	1,400	1,451
	Citigroup Inc.	5.625%	8/27/12	925	952
	Citigroup Inc.	5.300%	10/17/12	1,335	1,396
	Citigroup Inc.	5.500%	4/11/13	2,260	2,347
	Citigroup Inc.	6.500%	8/19/13	2,355	2,512
	Citigroup Inc.	6.375%	8/12/14	325	340
5	Commonwealth Bank
	of Australia	2.750%	10/15/12	2,700	2,724
5	Commonwealth Bank
	of Australia	5.000%	11/6/12	400	425
	Countrywide Financial Corp.	5.800%	6/7/12	1,000	1,062
	Countrywide Home Loans Inc.	4.000%	3/22/11	1,250	1,283
[3,5] Credit Agricole SA		0.304%	5/28/10	2,125	2,113
[4,5] Credit Agricole SA		6.637%	5/31/49	175	140
	Credit Suisse	3.450%	7/2/12	2,200	2,268
3	Credit Suisse USA Inc.	0.473%	8/15/10	600	601
	Credit Suisse USA Inc.	5.250%	3/2/11	300	314
	Credit Suisse USA Inc.	5.500%	8/16/11	850	903
	Credit Suisse USA Inc.	6.125%	11/15/11	10,035	10,873
	Credit Suisse USA Inc.	6.500%	1/15/12	155	169
[3,5] DBS Bank Ltd.		0.493%	5/16/17	1,190	1,127
	Deutsche Bank AG	5.375%	10/12/12	2,241	2,420
	Deutsche Bank AG	4.875%	5/20/13	1,200	1,276
	Fifth Third Bancorp	6.250%	5/1/13	1,885	1,957
	Fifth Third Bank	4.200%	2/23/10	600	602
4	Goldman Sachs Capital II	5.793%	12/29/49	425	327
3	Goldman Sachs Group Inc.	0.551%	6/28/10	2,045	2,048
	Goldman Sachs Group Inc.	6.600%	1/15/12	100	108
	Goldman Sachs Group Inc.	5.700%	9/1/12	850	917
	Goldman Sachs Group Inc.	5.450%	11/1/12	1,050	1,130

8

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Goldman Sachs Group Inc.	4.750%	7/15/13	500	523
	Goldman Sachs Group Inc.	5.625%	1/15/17	130	134
	Goldman Sachs Group Inc.	6.150%	4/1/18	500	535
	HSBC Bank PLC	6.950%	3/15/11	725	758
5	ICICI Bank Ltd.	5.750%	1/12/12	200	205
	Intesa Sanpaolo	2.375%	12/21/12	3,800	3,778
	JPMorgan Chase & Co.	4.600%	1/17/11	1,800	1,861
	JPMorgan Chase & Co.	6.750%	2/1/11	1,235	1,308
	JPMorgan Chase & Co.	5.600%	6/1/11	375	397
	JPMorgan Chase & Co.	4.850%	6/16/11	900	944
	JPMorgan Chase & Co.	6.625%	3/15/12	1,060	1,159
	JPMorgan Chase & Co.	5.375%	10/1/12	640	694
	JPMorgan Chase & Co.	5.750%	1/2/13	600	645
	JPMorgan Chase & Co.	4.750%	5/1/13	2,475	2,613
	JPMorgan Chase & Co.	4.875%	3/15/14	100	104
	JPMorgan Chase & Co.	4.891%	9/1/15	190	190
4	JPMorgan Chase & Co.	7.900%	12/29/49	450	468
	KeyCorp	6.500%	5/14/13	1,000	1,031
[4,5] Lloyds Banking Group PLC		6.267%	11/14/49	475	278
[3,5] Manufacturers &
	Traders Trust Co.	1.790%	4/1/13	400	368
4	Mellon Capital IV	6.244%	6/29/49	750	600
3	Merrill Lynch & Co. Inc.	0.498%	2/5/10	635	635
	Merrill Lynch & Co. Inc.	4.790%	8/4/10	645	658
	Merrill Lynch & Co. Inc.	5.770%	7/25/11	550	582
	Merrill Lynch & Co. Inc.	5.450%	2/5/13	1,050	1,105
	Merrill Lynch & Co. Inc.	6.150%	4/25/13	700	760
	Merrill Lynch & Co. Inc.	5.000%	2/3/14	250	256
3	Morgan Stanley	0.564%	1/15/10	200	200
	Morgan Stanley	5.050%	1/21/11	1,300	1,348
	Morgan Stanley	6.750%	4/15/11	5,724	6,072
	Morgan Stanley	5.625%	1/9/12	860	911
	Morgan Stanley	6.600%	4/1/12	475	516
	Morgan Stanley	5.250%	11/2/12	325	346
	Morgan Stanley	5.300%	3/1/13	3,890	4,112
	National Australia Bank Ltd.	8.600%	5/19/10	420	432
	National City Bank	4.500%	3/15/10	1,850	1,864
	National City Bank	6.200%	12/15/11	400	427
	National City Bank	4.625%	5/1/13	170	172
5	Nordea Bank AB	2.500%	11/13/12	2,000	1,998
	North Fork Bancorporation Inc.	5.875%	8/15/12	134	139
	Northern Trust Corp.	5.500%	8/15/13	250	271
	PNC Funding Corp.	5.125%	12/14/10	660	685
	PNC Funding Corp.	5.400%	6/10/14	400	431
5	Rabobank Nederland NV	2.650%	8/17/12	1,025	1,036
5	Rabobank Nederland NV	4.200%	5/13/14	1,335	1,373
	Royal Bank of Canada	2.250%	3/15/13	6,550	6,530
	Royal Bank of Scotland
	Group PLC	6.375%	2/1/11	600	606
5	Royal Bank of Scotland PLC	4.875%	8/25/14	2,958	2,970
	Santander Financial
	Issuances Ltd.	6.375%	2/15/11	1,100	1,146
[3,5] Santander US Debt
	SA Unipersonal	0.680%	10/21/11	2,000	2,002
5	Scotland International
	Finance No 2 BV	7.700%	8/15/10	900	918
[4,5] Societe Generale		5.922%	12/5/49	200	155
	Sovereign Bancorp Inc.	4.800%	9/1/10	170	174
3	Sovereign Bank	1.991%	8/1/13	45	44
3	Sovereign Bank	2.110%	4/1/14	315	303
4	State Street Capital Trust III	8.250%	3/15/42	175	178
	State Street Corp.	7.650%	6/15/10	175	180
[3,5] Unicredit Luxembourg
	Finance SA	0.624%	1/13/17	1,175	1,098
	US Bancorp	2.125%	2/15/13	1,395	1,382
	US Bancorp	4.200%	5/15/14	900	939
	US Bank NA	6.375%	8/1/11	1,905	2,049
	US Bank NA	6.300%	2/4/14	1,500	1,657
4	USB Capital IX	6.189%	4/15/49	1,190	958
[4,5] USB Realty Corp.		6.091%	12/15/49	270	198
	Wachovia Bank NA	7.800%	8/18/10	1,000	1,045

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Wachovia Bank NA	4.800%	11/1/14	100	102
	Wachovia Bank NA	4.875%	2/1/15	200	204
	Wachovia Bank NA	5.000%	8/15/15	250	254
4	Wachovia Capital Trust III	5.800%	3/15/11	585	445
	Wachovia Corp.	4.375%	6/1/10	100	102
	Wachovia Corp.	5.350%	3/15/11	700	731
3	Wachovia Corp.	0.414%	10/15/11	550	545
	Wachovia Corp.	5.300%	10/15/11	1,900	2,019
	Wachovia Corp.	5.500%	5/1/13	1,675	1,791
6	Washington Mutual Bank	5.550%	6/16/10	210	79
6	Washington Mutual Bank	6.875%	6/15/11	517	3
	Washington Mutual
	Finance Corp.	6.875%	5/15/11	150	158
	Wells Fargo & Co.	4.625%	8/9/10	120	123
	Wells Fargo & Co.	4.875%	1/12/11	2,475	2,569
	Wells Fargo & Co.	5.300%	8/26/11	500	529
	Wells Fargo & Co.	5.250%	10/23/12	545	583
	Wells Fargo & Co.	4.375%	1/31/13	250	259
	Wells Fargo Bank NA	6.450%	2/1/11	1,396	1,465
	Wells Fargo Financial Inc.	5.500%	8/1/12	350	375
	Westpac Banking Corp.	2.250%	11/19/12	8,000	7,974
	Westpac Banking Corp.	4.200%	2/27/15	1,100	1,118

	Brokerage (0.5%)
	BlackRock Inc.	3.500%	12/10/14	740	733
5	Blackstone Holdings
	Finance Co. LLC	6.625%	8/15/19	300	296
	Charles Schwab Corp.	4.950%	6/1/14	585	618
	Jefferies Group Inc.	5.875%	6/8/14	150	153
	Jefferies Group Inc.	8.500%	7/15/19	220	236
[3,6] Lehman Brothers Holdings
	E-Capital Trust I	2.998%	8/19/65	210	—
[3,6] Lehman Brothers Holdings Inc.		2.911%	8/21/09	550	107
[3,6] Lehman Brothers Holdings Inc.		2.907%	11/16/09	880	169
[3,6] Lehman Brothers Holdings Inc.		2.951%	5/25/10	445	89
6	Lehman Brothers Holdings Inc.	5.750%	7/18/11	1,600	288
6	Lehman Brothers Holdings Inc.	5.625%	1/24/13	220	46
	TD Ameritrade Holding Corp.	2.950%	12/1/12	1,100	1,092

	Finance Companies (3.4%)
	American General Finance Corp.	4.875%	5/15/10	200	199
	American General Finance Corp.	5.200%	12/15/11	290	251
	American General Finance Corp.	4.875%	7/15/12	380	312
	General Electric Capital Corp.	5.500%	4/28/11	575	605
	General Electric Capital Corp.	5.875%	2/15/12	1,207	1,293
	General Electric Capital Corp.	4.375%	3/3/12	350	364
	General Electric Capital Corp.	5.000%	4/10/12	740	781
	General Electric Capital Corp.	6.000%	6/15/12	400	432
	General Electric Capital Corp.	3.500%	8/13/12	2,135	2,176
7	General Electric Capital Corp.	5.250%	10/19/12	3,213	3,421
	General Electric Capital Corp.	5.450%	1/15/13	1,200	1,280
	General Electric Capital Corp.	4.800%	5/1/13	1,683	1,763
	General Electric Capital Corp.	5.900%	5/13/14	60	65
	General Electric Capital Corp.	3.750%	11/14/14	1,000	993
4	General Electric Capital Corp.	6.375%	11/15/67	375	326
	HSBC Finance Corp.	4.625%	9/15/10	1,070	1,097
	HSBC Finance Corp.	5.250%	1/14/11	2,100	2,185
	HSBC Finance Corp.	6.750%	5/15/11	1,965	2,080
	HSBC Finance Corp.	5.700%	6/1/11	1,900	1,986
	HSBC Finance Corp.	6.375%	10/15/11	2,326	2,479
	HSBC Finance Corp.	7.000%	5/15/12	50	54
	HSBC Finance Corp.	5.900%	6/19/12	1,970	2,099
3	HSBC Finance Corp.	0.604%	9/14/12	200	193
	HSBC Finance Corp.	6.375%	11/27/12	125	137
	HSBC Finance Corp.	5.250%	1/15/14	230	241
3	HSBC Finance Corp.	0.686%	6/1/16	350	319
	International Lease
	Finance Corp.	4.875%	9/1/10	300	290
	International Lease
	Finance Corp.	5.125%	11/1/10	250	241

9

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	International Lease
	Finance Corp.	5.450%	3/24/11	600	552
	International Lease
	Finance Corp.	5.750%	6/15/11	425	389
	International Lease
	Finance Corp.	5.300%	5/1/12	500	425
5	USAA Capital Corp.	3.500%	7/17/14	240	241

	Insurance (4.4%)
	ACE INA Holdings Inc.	5.875%	6/15/14	360	392
	Aetna Inc.	7.875%	3/1/11	115	122
	Aetna Inc.	5.750%	6/15/11	170	179
	Allstate Corp.	6.200%	5/16/14	540	601
	American International Group Inc.	5.050%	10/1/15	2,320	1,929
	Axis Capital Holdings Ltd.	5.750%	12/1/14	330	336
	Berkshire Hathaway
	Finance Corp.	4.000%	4/15/12	3,000	3,131
	Berkshire Hathaway
	Finance Corp.	4.500%	1/15/13	650	690
	Berkshire Hathaway
	Finance Corp.	4.600%	5/15/13	125	133
	Berkshire Hathaway
	Finance Corp.	5.000%	8/15/13	50	54
	Berkshire Hathaway
	Finance Corp.	4.625%	10/15/13	500	532
	Berkshire Hathaway
	Finance Corp.	5.100%	7/15/14	350	375
4	Chubb Corp.	6.375%	3/29/67	80	74
	CNA Financial Corp.	6.000%	8/15/11	100	102
5	ING Security Life
	Institutional Funding	4.250%	1/15/10	200	200
5	Jackson National Life
	Global Funding	5.375%	5/8/13	450	464
5	John Hancock Global Funding II	7.900%	7/2/10	1,000	1,031
5	Liberty Mutual Group Inc.	4.875%	2/1/10	200	200
[4,5] Liberty Mutual Group Inc.		7.000%	3/15/37	125	96
	Lincoln National Corp.	5.650%	8/27/12	750	779
4	Lincoln National Corp.	6.050%	4/20/67	195	152
	Marsh & McLennan Cos. Inc.	6.250%	3/15/12	230	243
[3,5] MassMutual Global Funding II		0.348%	4/21/11	2,700	2,633
[3,5] MassMutual Global Funding II		0.415%	12/6/13	350	340
[3,5] Merna Reinsurance Ltd.		2.001%	7/7/10	420	414
[3,5] Metropolitan Life
	Global Funding I	0.431%	5/18/10	1,100	1,094
5	Metropolitan Life
	Global Funding I	2.875%	9/17/12	2,425	2,445
5	Metropolitan Life
	Global Funding I	5.125%	4/10/13	2,060	2,179
5	Metropolitan Life
	Global Funding I	5.125%	6/10/14	470	497
5	Monumental Global Funding II	4.625%	3/15/10	350	350
5	New York Life Global Funding	4.625%	8/16/10	220	225
5	New York Life Global Funding	5.250%	10/16/12	220	237
5	New York Life Global Funding	5.375%	9/15/13	300	325
[4,5] Oil Insurance Ltd.		7.558%	6/30/49	300	237
5	Pricoa Global Funding I	4.200%	1/15/10	390	390
5	Pricoa Global Funding I	5.625%	5/24/11	50	52
5	Pricoa Global Funding I	4.625%	6/25/12	70	73
5	Pricoa Global Funding I	5.400%	10/18/12	650	694
5	Pricoa Global Funding I	5.450%	6/11/14	1,010	1,075
	Principal Financial Group Inc.	7.875%	5/15/14	400	448
5	Principal Life Global Funding I	4.400%	10/1/10	200	204
5	Principal Life Global Funding I	6.250%	2/15/12	620	659
5	Principal Life Global Funding I	5.250%	1/15/13	885	906
5	Principal Life Global Funding I	5.125%	10/15/13	360	369
	Principal Life Income
	Funding Trusts	5.125%	3/1/11	600	616
	Principal Life Income
	Funding Trusts	5.300%	12/14/12	25	27
	Principal Life Income
	Funding Trusts	5.300%	4/24/13	340	359

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Prudential Financial Inc.	5.800%	6/15/12	610	648
	Prudential Financial Inc.	3.625%	9/17/12	725	743
	Prudential Financial Inc.	5.100%	9/20/14	250	261
	Prudential Financial Inc.	6.200%	1/15/15	150	161
5	TIAA Global Markets Inc.	4.950%	7/15/13	140	150
	Travelers Cos. Inc.	5.375%	6/15/12	250	266
4	Travelers Cos. Inc.	6.250%	3/15/37	350	317
	Travelers Property Casualty Corp.	5.000%	3/15/13	640	678
	UnitedHealth Group Inc.	5.125%	11/15/10	430	442
	UnitedHealth Group Inc.	5.250%	3/15/11	530	551
	UnitedHealth Group Inc.	5.500%	11/15/12	805	863
	UnitedHealth Group Inc.	4.875%	2/15/13	220	231
	UnitedHealth Group Inc.	4.875%	4/1/13	590	621
	WellPoint Health Networks Inc.	6.375%	1/15/12	250	270
	WellPoint Inc.	5.000%	1/15/11	300	311
	WellPoint Inc.	6.800%	8/1/12	175	193
	WellPoint Inc.	6.000%	2/15/14	955	1,038
	Willis North America Inc.	5.125%	7/15/10	170	172
	Willis North America Inc.	5.625%	7/15/15	180	177
	XL Capital Finance Europe PLC	6.500%	1/15/12	175	181
5	Xlliac Global Funding	4.800%	8/10/10	330	328
[4,5] ZFS Finance USA Trust I		5.875%	5/9/32	94	76

	Real Estate Investment Trusts (1.0%)
	Arden Realty LP	5.200%	9/1/11	180	186
	Boston Properties LP	6.250%	1/15/13	268	286
	Brandywine Operating
	Partnership LP	5.750%	4/1/12	109	109
	Developers Diversified
	Realty Corp.	5.250%	4/15/11	170	168
	Duke Realty LP	4.625%	5/15/13	125	121
	HCP Inc.	6.450%	6/25/12	300	312
	Hospitality Properties Trust	7.875%	8/15/14	200	207
	Kimco Realty Corp.	4.820%	8/15/11	325	329
	Liberty Property LP	6.375%	8/15/12	350	366
	Simon Property Group LP	4.875%	8/15/10	350	356
	Simon Property Group LP	5.375%	6/1/11	120	124
	Simon Property Group LP	5.600%	9/1/11	220	231
	Simon Property Group LP	5.000%	3/1/12	200	207
	Simon Property Group LP	5.750%	5/1/12	365	384
	Simon Property Group LP	6.350%	8/28/12	190	203
	Simon Property Group LP	5.300%	5/30/13	1,497	1,545
	Simon Property Group LP	6.750%	5/15/14	1,240	1,321
5	WCI Finance LLC/WEA
	Finance LLC	5.400%	10/1/12	900	948
5	WEA Finance LLC/WT
	Finance Aust Pty Ltd.	7.500%	6/2/14	600	672
5	WT Finance Aust Pty Ltd./
	Westfield Capital/
	WEA Finance LLC	4.375%	11/15/10	450	459
					266,559
Industrial (23.7%)
	Basic Industry (1.0%)
	Air Products & Chemicals Inc.	4.150%	2/1/13	300	311
	Alcoa Inc.	6.000%	7/15/13	550	581
	ArcelorMittal	5.375%	6/1/13	775	813
	ArcelorMittal USA Inc.	6.500%	4/15/14	100	107
	Barrick Gold Financeco LLC	6.125%	9/15/13	550	605
	BHP Billiton Finance USA Ltd.	5.125%	3/29/12	500	534
	BHP Billiton Finance USA Ltd.	4.800%	4/15/13	175	186
	BHP Billiton Finance USA Ltd.	5.500%	4/1/14	225	247
	Dow Chemical Co.	4.850%	8/15/12	350	368
	Dow Chemical Co.	7.600%	5/15/14	950	1,081
	International Paper Co.	7.950%	6/15/18	175	201
	PPG Industries Inc.	5.750%	3/15/13	380	406
	Praxair Inc.	1.750%	11/15/12	500	497
	Rio Tinto Finance USA Ltd.	5.875%	7/15/13	915	989
	Rio Tinto Finance USA Ltd.	8.950%	5/1/14	800	958
	Rohm and Haas Co.	5.600%	3/15/13	470	496
	Sherwin-Williams Co.	3.125%	12/15/14	75	74

10

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Capital Goods (2.5%)
	3M Co.	4.500%	11/1/11	500	530
	Allied Waste North America Inc.	6.125%	2/15/14	750	765
	Allied Waste North America Inc.	6.875%	6/1/17	200	213
5	BAE Systems Holdings Inc.	4.750%	8/15/10	745	757
	Bemis Co. Inc.	5.650%	8/1/14	450	480
	Boeing Capital Corp.	6.100%	3/1/11	450	475
	Boeing Capital Corp.	6.500%	2/15/12	775	847
	Boeing Co.	1.875%	11/20/12	500	498
	Caterpillar Financial
	Services Corp.	4.300%	6/1/10	20	20
	Caterpillar Financial
	Services Corp.	5.750%	2/15/12	1,500	1,620
	Caterpillar Financial
	Services Corp.	4.250%	2/8/13	1,470	1,521
	Cooper US Inc.	5.250%	11/15/12	300	322
	CRH America Inc.	5.625%	9/30/11	979	1,028
	CRH America Inc.	6.950%	3/15/12	200	216
	CRH America Inc.	5.300%	10/15/13	125	130
	Eaton Corp.	5.750%	7/15/12	100	108
	Emerson Electric Co.	4.125%	4/15/15	230	239
	General Dynamics Corp.	1.800%	7/15/11	225	228
	General Dynamics Corp.	5.250%	2/1/14	340	373
	General Electric Co.	5.000%	2/1/13	1,650	1,747
	Honeywell International Inc.	6.125%	11/1/11	185	202
	Honeywell International Inc.	4.250%	3/1/13	75	79
	Illinois Tool Works Inc.	5.150%	4/1/14	575	626
	Ingersoll-Rand Global
	Holding Co. Ltd.	6.000%	8/15/13	455	490
	John Deere Capital Corp.	5.400%	10/17/11	600	640
	John Deere Capital Corp.	7.000%	3/15/12	1,650	1,836
	John Deere Capital Corp.	5.250%	10/1/12	1,750	1,883
	L-3 Communications Corp.	6.125%	1/15/14	100	101
	Lafarge SA	6.150%	7/15/11	50	52
3	Martin Marietta Materials Inc.	0.431%	4/30/10	425	423
	Northrop Grumman
	Systems Corp.	7.125%	2/15/11	200	212
	Roper Industries Inc.	6.625%	8/15/13	850	928
	Textron Financial Corp.	4.600%	5/3/10	181	182
	Textron Financial Corp.	5.400%	4/28/13	330	332
	Tyco International Finance SA	6.375%	10/15/11	235	252
	Tyco International Finance SA	4.125%	10/15/14	150	154
	Tyco International Finance SA	8.500%	1/15/19	400	485

	Communication (6.7%)
	America Movil SAB de CV	5.500%	3/1/14	500	533
5	American Tower Corp.	4.625%	4/1/15	125	126
	AT&T Corp.	7.300%	11/15/11	1,380	1,521
3	AT&T Inc.	0.378%	2/5/10	800	800
	AT&T Inc.	5.875%	2/1/12	750	812
	AT&T Inc.	6.700%	11/15/13	1,150	1,301
	AT&T Mobility LLC	6.500%	12/15/11	750	817
	British Telecommunications PLC	9.125%	12/15/10	2,080	2,228
	CBS Corp.	8.200%	5/15/14	500	565
	Cellco Partnership/
	Verizon Wireless Capital LLC	3.750%	5/20/11	4,750	4,899
	Cellco Partnership/
	Verizon Wireless Capital LLC	5.250%	2/1/12	450	477
	Cellco Partnership/
	Verizon Wireless Capital LLC	7.375%	11/15/13	1,700	1,955
	Cellco Partnership/
	Verizon Wireless Capital LLC	5.550%	2/1/14	300	327
	Comcast Cable
	Communications
	Holdings Inc.	8.375%	3/15/13	250	288
	Comcast Cable
	Communications LLC	6.750%	1/30/11	500	528
	Comcast Corp.	5.850%	1/15/10	470	471
	Comcast Corp.	5.450%	11/15/10	775	805
	Comcast Corp.	5.500%	3/15/11	640	669

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Comcast Corp.	5.300%	1/15/14	1,000	1,070
	COX Communications Inc.	4.625%	1/15/10	500	501
	COX Communications Inc.	7.125%	10/1/12	100	111
	COX Communications Inc.	4.625%	6/1/13	100	104
	Deutsche Telekom
	International Finance BV	8.500%	6/15/10	525	543
	Deutsche Telekom
	International Finance BV	5.250%	7/22/13	450	478
	Deutsche Telekom
	International Finance BV	5.875%	8/20/13	885	955
	Deutsche Telekom
	International Finance BV	4.875%	7/8/14	100	105
5	DirecTV Holdings LLC/
	DirecTV Financing Co. Inc.	4.750%	10/1/14	300	305
	DirecTV Holdings LLC/
	DirecTV Financing Co. Inc.	6.375%	6/15/15	1,275	1,320
	France Telecom SA	7.750%	3/1/11	2,770	2,979
	France Telecom SA	4.375%	7/8/14	1,000	1,047
	New Cingular Wireless
	Services Inc.	7.875%	3/1/11	2,250	2,419
	New Cingular Wireless
	Services Inc.	8.125%	5/1/12	2,008	2,268
4	Nynex Corp.	9.550%	5/1/10	51	52
	Reed Elsevier Capital Inc.	7.750%	1/15/14	200	226
	Rogers Communications Inc.	7.250%	12/15/12	1,108	1,247
	Rogers Communications Inc.	6.375%	3/1/14	500	553
	Telecom Italia Capital SA	4.000%	1/15/10	1,000	1,001
	Telecom Italia Capital SA	6.200%	7/18/11	300	318
	Telecom Italia Capital SA	5.250%	11/15/13	1,000	1,054
	Telecom Italia Capital SA	6.175%	6/18/14	625	683
	Telecom Italia Capital SA	4.950%	9/30/14	400	416
	Telefonica Emisiones SAU	5.984%	6/20/11	2,860	3,033
	Telefonica Emisiones SAU	5.855%	2/4/13	1,150	1,246
	Telefonica Europe BV	7.750%	9/15/10	380	398
	Telefonos de Mexico SAB de CV	4.750%	1/27/10	430	430
	Thomson Reuters Corp.	5.950%	7/15/13	750	823
	Thomson Reuters Corp.	5.700%	10/1/14	350	384
	Time Warner Cable Inc.	5.400%	7/2/12	1,100	1,175
	Time Warner Cable Inc.	6.200%	7/1/13	850	930
	Time Warner Cable Inc.	7.500%	4/1/14	475	547
	Time Warner Cable Inc.	3.500%	2/1/15	450	444
	Verizon Communications Inc.	4.350%	2/15/13	600	630
	Verizon Communications Inc.	5.250%	4/15/13	1,900	2,059
	Verizon Communications Inc.	5.500%	2/15/18	475	494
	Verizon Global Funding Corp.	7.250%	12/1/10	740	783
	Verizon Global Funding Corp.	6.875%	6/15/12	415	461
	Verizon Global Funding Corp.	7.375%	9/1/12	700	790
5	Vivendi SA	5.750%	4/4/13	450	473
	Vodafone Group PLC	7.750%	2/15/10	702	707
	Vodafone Group PLC	5.500%	6/15/11	1,050	1,108
	Vodafone Group PLC	5.350%	2/27/12	690	737
	Vodafone Group PLC	5.000%	12/16/13	170	180

	Consumer Cyclical (3.1%)
5	American Honda Finance Corp.	5.125%	12/15/10	520	536
5	American Honda Finance Corp.	4.625%	4/2/13	450	464
	Best Buy Co. Inc.	6.750%	7/15/13	225	247
4	CVS Caremark Corp.	6.302%	6/1/37	375	322
[4,5] CVS Pass-Through Trust		6.117%	1/10/13	481	509
	Daimler Finance
	North America LLC	4.875%	6/15/10	690	700
	Daimler Finance
	North America LLC	8.000%	6/15/10	110	113
	Daimler Finance
	North America LLC	5.875%	3/15/11	900	939
	Daimler Finance
	North America LLC	7.300%	1/15/12	450	489
	Daimler Finance
	North America LLC	6.500%	11/15/13	480	527
	Darden Restaurants Inc.	5.625%	10/15/12	250	267

11

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	Harley-Davidson Funding Corp.	5.000%	12/15/10	200	203
5	Harley-Davidson Funding Corp.	5.250%	12/15/12	625	639
5	Harley-Davidson Funding Corp.	5.750%	12/15/14	250	248
	Historic TW Inc.	9.125%	1/15/13	350	407
	JC Penney Corp. Inc.	8.000%	3/1/10	100	101
	JC Penney Corp. Inc.	9.000%	8/1/12	510	567
	Johnson Controls Inc.	5.250%	1/15/11	725	756
	K Hovnanian Enterprises Inc.	6.250%	1/15/16	160	112
	Lennar Corp.	5.125%	10/1/10	100	100
	Lowe’s Cos. Inc.	8.250%	6/1/10	200	207
	Lowe’s Cos. Inc.	5.600%	9/15/12	425	465
	Macy’s Retail Holdings Inc.	6.625%	4/1/11	385	397
	Macy’s Retail Holdings Inc.	5.350%	3/15/12	525	537
	McDonald’s Corp.	4.300%	3/1/13	300	319
	MGM Mirage	6.750%	4/1/13	100	87
5	Nissan Motor Acceptance Corp.	4.625%	3/8/10	680	682
5	Nissan Motor Acceptance Corp.	5.625%	3/14/11	800	821
	Nordstrom Inc.	6.750%	6/1/14	75	83
3	PACCAR Financial Corp.	0.322%	5/17/10	1,575	1,572
	PACCAR Financial Corp.	1.950%	12/17/12	450	445
	Staples Inc.	7.750%	4/1/11	100	107
	Staples Inc.	7.375%	10/1/12	250	276
	Staples Inc.	9.750%	1/15/14	500	610
	Target Corp.	5.875%	3/1/12	400	434
	Target Corp.	5.125%	1/15/13	220	239
	Time Warner Inc.	6.875%	5/1/12	710	778
	Toyota Motor Credit Corp.	1.900%	12/5/12	3,120	3,107
	Viacom Inc.	4.375%	9/15/14	240	247
	Wal-Mart Stores Inc.	4.250%	4/15/13	1,325	1,397
	Wal-Mart Stores Inc.	3.200%	5/15/14	425	432
	Walgreen Co.	4.875%	8/1/13	1,400	1,498
3	Walt Disney Co.	0.354%	7/16/10	450	450
	Walt Disney Co.	5.700%	7/15/11	85	91
	Walt Disney Co.	6.375%	3/1/12	35	38
	Walt Disney Co.	4.500%	12/15/13	1,357	1,441
	Western Union Co.	5.400%	11/17/11	835	891
	Western Union Co.	6.500%	2/26/14	500	561
	Yum! Brands Inc.	8.875%	4/15/11	200	217

	Consumer Noncyclical (4.8%)
	Abbott Laboratories	3.750%	3/15/11	150	155
	Abbott Laboratories	5.600%	5/15/11	380	404
	Abbott Laboratories	5.150%	11/30/12	1,150	1,259
	Altria Group Inc.	8.500%	11/10/13	1,250	1,447
	AmerisourceBergen Corp.	5.625%	9/15/12	260	279
5	Anheuser-Busch InBev
	Worldwide Inc.	3.000%	10/15/12	800	807
5	Anheuser-Busch InBev
	Worldwide Inc.	7.200%	1/15/14	850	962
5	Anheuser-Busch InBev
	Worldwide Inc.	5.375%	11/15/14	300	320
	AstraZeneca PLC	5.400%	9/15/12	350	382
	AstraZeneca PLC	5.400%	6/1/14	240	263
	Avon Products Inc.	5.625%	3/1/14	825	904
	Baxter FinCo BV	4.750%	10/15/10	440	454
	Biogen Idec Inc.	6.000%	3/1/13	895	963
	Boston Scientific Corp.	4.500%	1/15/15	500	503
	Bottling Group LLC	6.950%	3/15/14	150	174
	Bristol-Myers Squibb Co.	5.250%	8/15/13	130	142
	Cardinal Health Inc.	5.500%	6/15/13	100	106
5	CareFusion Corp.	4.125%	8/1/12	120	124
5	CareFusion Corp.	5.125%	8/1/14	360	379
5	Cargill Inc.	5.200%	1/22/13	950	1,005
	Clorox Co.	5.000%	3/1/13	75	80
5	Coca-Cola Amatil Ltd.	3.250%	11/2/14	160	158
	Coca-Cola Co.	3.625%	3/15/14	500	517
	Coca-Cola Enterprises Inc.	5.000%	8/15/13	500	540
	Coca-Cola Enterprises Inc.	7.375%	3/3/14	350	408
	Coca-Cola Enterprises Inc.	4.250%	3/1/15	100	105
	Covidien International
	Finance SA	5.150%	10/15/10	420	433

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Covidien International
	Finance SA	5.450%	10/15/12	150	163
	Delhaize Group SA	5.875%	2/1/14	50	53
	Diageo Capital PLC	5.200%	1/30/13	150	161
	Dr Pepper Snapple Group Inc.	2.350%	12/21/12	250	251
	Express Scripts Inc.	5.250%	6/15/12	1,000	1,064
3	General Mills Inc.	0.413%	1/22/10	650	650
	General Mills Inc.	5.650%	9/10/12	320	349
	General Mills Inc.	5.250%	8/15/13	400	432
	GlaxoSmithKline Capital Inc.	4.850%	5/15/13	680	727
	Hasbro Inc.	6.125%	5/15/14	200	218
	Hershey Co.	5.300%	9/1/11	125	132
	HJ Heinz Co.	5.350%	7/15/13	175	189
	Hormel Foods Corp.	6.625%	6/1/11	100	107
	Hospira Inc.	5.900%	6/15/14	150	163
	Kellogg Co.	5.125%	12/3/12	230	251
	Kellogg Co.	4.250%	3/6/13	350	370
	Koninklijke Philips
	Electronics NV	4.625%	3/11/13	335	351
	Kraft Foods Inc.	5.625%	8/11/10	300	308
	Kraft Foods Inc.	5.625%	11/1/11	600	638
	Kraft Foods Inc.	6.250%	6/1/12	500	539
	Kraft Foods Inc.	6.750%	2/19/14	400	444
	Kroger Co.	6.750%	4/15/12	300	329
	Kroger Co.	6.200%	6/15/12	315	343
	Kroger Co.	5.000%	4/15/13	775	820
	Kroger Co.	7.500%	1/15/14	375	427
	McKesson Corp.	6.500%	2/15/14	220	245
5	Mead Johnson Nutrition Co.	3.500%	11/1/14	400	397
	Medco Health Solutions Inc.	6.125%	3/15/13	700	751
	Medtronic Inc.	4.375%	9/15/10	200	205
	Medtronic Inc.	4.500%	3/15/14	250	266
	Merck & Co. Inc.	1.875%	6/30/11	1,100	1,115
	Molson Coors Capital
	Finance ULC	4.850%	9/22/10	150	154
	Novartis Capital Corp.	4.125%	2/10/14	250	262
	PepsiAmericas Inc.	5.625%	5/31/11	110	117
	PepsiAmericas Inc.	4.375%	2/15/14	375	392
	PepsiCo Inc.	4.650%	2/15/13	670	718
	Pfizer Inc.	4.450%	3/15/12	1,780	1,885
	Pfizer Inc.	5.350%	3/15/15	1,125	1,233
	Philip Morris International Inc.	6.875%	3/17/14	315	358
	Procter & Gamble Co.	4.600%	1/15/14	300	321
	Procter & Gamble
	International Funding SCA	1.350%	8/26/11	500	501
	Reynolds American Inc.	7.625%	6/1/16	75	82
5	Roche Holdings Inc.	4.500%	3/1/12	800	842
5	SABMiller PLC	6.200%	7/1/11	1,125	1,192
5	SABMiller PLC	5.500%	8/15/13	218	230
	Safeway Inc.	4.950%	8/16/10	325	333
	Safeway Inc.	6.250%	3/15/14	250	273
	St. Jude Medical Inc.	3.750%	7/15/14	500	508
	Sysco Corp.	4.200%	2/12/13	220	231
5	Thermo Fisher Scientific Inc.	2.150%	12/28/12	450	447
	Unilever Capital Corp.	3.650%	2/15/14	600	618
	Whirlpool Corp.	5.500%	3/1/13	625	645
	Wyeth	6.950%	3/15/11	1,950	2,090
	Wyeth	5.500%	3/15/13	750	814
	Wyeth	5.500%	2/1/14	525	574

	Energy (2.1%)
	Anadarko Finance Co.	6.750%	5/1/11	910	966
	BP Capital Markets PLC	3.125%	3/10/12	225	232
	BP Capital Markets PLC	5.250%	11/7/13	491	535
	BP Capital Markets PLC	3.625%	5/8/14	1,250	1,278
	Burlington Resources
	Finance Co.	6.500%	12/1/11	50	55
	Canadian Natural Resources Ltd.	6.700%	7/15/11	200	214
	Canadian Natural Resources Ltd.	5.150%	2/1/13	330	349
5	Cenovus Energy Inc.	4.500%	9/15/14	575	590
	Chevron Corp.	3.450%	3/3/12	1,325	1,381

12

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Conoco Funding Co.	6.350%	10/15/11	1,360	1,485
	ConocoPhillips	8.750%	5/25/10	655	676
	ConocoPhillips	9.375%	2/15/11	350	379
	ConocoPhillips	4.400%	5/15/13	350	369
	ConocoPhillips	4.750%	2/1/14	1,325	1,422
	ConocoPhillips	4.600%	1/15/15	160	170
	ConocoPhillips Australia
	Funding Co.	5.500%	4/15/13	20	22
	ConocoPhillips Canada
	Funding Co. I	5.300%	4/15/12	35	38
	Devon Energy Corp.	5.625%	1/15/14	150	163
	Devon Financing Corp. ULC	6.875%	9/30/11	890	965
	EOG Resources Inc.	6.125%	10/1/13	275	304
	Kerr-McGee Corp.	6.875%	9/15/11	925	996
	Marathon Oil Corp.	6.125%	3/15/12	570	617
	Shell International Finance BV	4.000%	3/21/14	1,200	1,255
	Transocean Inc.	5.250%	3/15/13	425	455
	Valero Energy Corp.	6.875%	4/15/12	600	646
	Weatherford International Inc.	5.950%	6/15/12	275	294
	Weatherford International Ltd.	5.150%	3/15/13	525	551
5	Woodside Finance Ltd.	8.125%	3/1/14	225	257
	XTO Energy Inc.	5.000%	8/1/10	700	718
	XTO Energy Inc.	5.900%	8/1/12	650	709
	XTO Energy Inc.	4.625%	6/15/13	215	229

	Technology (2.6%)
	Agilent Technologies Inc.	4.450%	9/14/12	1,500	1,555
	Agilent Technologies Inc.	6.500%	11/1/17	200	212
	CA Inc.	6.125%	12/1/14	250	274
	Cisco Systems Inc.	5.250%	2/22/11	2,475	2,598
	Computer Sciences Corp.	7.375%	6/15/11	750	810
	Computer Sciences Corp.	5.500%	3/15/13	250	266
	Dell Inc.	3.375%	6/15/12	225	233
	Dell Inc.	4.700%	4/15/13	235	248
	Dun & Bradstreet Corp.	6.000%	4/1/13	600	621
	Electronic Data Systems LLC	6.000%	8/1/13	800	888
	Fiserv Inc.	6.125%	11/20/12	1,260	1,374
3	Hewlett-Packard Co.	0.314%	6/15/10	525	525
	Hewlett-Packard Co.	2.250%	5/27/11	750	763
	Hewlett-Packard Co.	2.950%	8/15/12	250	257
	Hewlett-Packard Co.	4.500%	3/1/13	1,050	1,117
	Hewlett-Packard Co.	6.125%	3/1/14	180	201
	Hewlett-Packard Co.	4.750%	6/2/14	1,571	1,678
	International Business
	Machines Corp.	4.950%	3/22/11	850	890
	International Business
	Machines Corp.	4.750%	11/29/12	350	378
	International Business
	Machines Corp.	2.100%	5/6/13	1,500	1,499
	Intuit Inc.	5.400%	3/15/12	200	213
	Lexmark International Inc.	5.900%	6/1/13	500	513
	Microsoft Corp.	2.950%	6/1/14	500	506
3	Oracle Corp.	0.332%	5/14/10	2,100	2,101
	Oracle Corp.	5.000%	1/15/11	560	585
	Oracle Corp.	4.950%	4/15/13	487	525
	Oracle Corp.	3.750%	7/8/14	375	389
	Xerox Corp.	6.875%	8/15/11	270	289
	Xerox Corp.	5.650%	5/15/13	100	105
	Xerox Corp.	4.250%	2/15/15	250	249

	Transportation (0.9%)
	American Airlines Pass
	Through Trust 2001-01	6.817%	5/23/11	179	172
	American Airlines Pass
	Through Trust 2001-02	7.858%	10/1/11	360	361
4	American Airlines Pass
	Through Trust 2003-01	3.857%	7/9/10	146	142
	Burlington Northern
	Santa Fe Corp.	5.900%	7/1/12	100	109
	Canadian National Railway Co.	6.375%	10/15/11	170	185

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	Continental Airlines Inc.	6.900%	1/2/18	70	69
4	Continental Airlines Inc.	9.798%	4/1/21	168	145
	CSX Corp.	6.750%	3/15/11	400	425
	Delta Air Lines Inc.	7.570%	11/18/10	1,050	1,063
	Delta Air Lines Inc.	7.111%	9/18/11	620	626
4	Delta Air Lines Inc.	8.021%	8/10/22	105	94
5	ERAC USA Finance Co.	8.000%	1/15/11	200	208
5	ERAC USA Finance Co.	5.800%	10/15/12	250	262
5	ERAC USA Finance Co.	5.600%	5/1/15	176	180
	Greenbrier Cos. Inc.	8.375%	5/15/15	125	103
[3,4] JetBlue Airways 2004-1 G-1
	Pass Through Trust	0.629%	12/15/13	307	262
3	JetBlue Airways 2004-1 G-2
	Pass Through Trust	0.674%	3/15/14	625	483
3	JetBlue Airways 2004-2 G-2
	Pass Through Trust	0.722%	11/15/16	440	284
	Norfolk Southern Corp.	8.625%	5/15/10	230	237
	Norfolk Southern Corp.	6.750%	2/15/11	370	390
	Ryder System Inc.	6.000%	3/1/13	450	469
5	Southwest Airlines Co.	10.500%	12/15/11	625	688
	Union Pacific Corp.	3.625%	6/1/10	420	425
	Union Pacific Corp.	5.450%	1/31/13	100	108
					201,055
Utilities (4.5%)
	Electric (3.4%)
	Alabama Power Co.	4.850%	12/15/12	160	171
	Ameren Corp.	8.875%	5/15/14	400	451
	American Water Capital Corp.	6.085%	10/15/17	675	698
	Appalachian Power Co.	5.550%	4/1/11	500	521
	Appalachian Power Co.	5.650%	8/15/12	380	407
	Carolina Power & Light Co.	6.500%	7/15/12	620	684
	Carolina Power & Light Co.	5.125%	9/15/13	190	205
	Commonwealth Edison Co.	5.400%	12/15/11	350	374
	Commonwealth Edison Co.	6.150%	3/15/12	500	541
	Consolidated Edison Co.
	of New York Inc.	8.125%	5/1/10	130	133
	Consumers Energy Co.	4.000%	5/15/10	1,720	1,741
	Consumers Energy Co.	5.375%	4/15/13	340	363
	Dominion Resources Inc.	5.700%	9/17/12	250	270
4	Dominion Resources Inc.	6.300%	9/30/66	940	832
	Duke Energy Ohio Inc.	2.100%	6/15/13	750	741
5	EDP Finance BV	5.375%	11/2/12	350	377
5	Enel Finance International SA	3.875%	10/7/14	800	809
	Entergy Arkansas Inc.	5.400%	8/1/13	240	258
	FirstEnergy Corp.	6.450%	11/15/11	11	12
	Florida Power Corp.	6.650%	7/15/11	100	108
	Florida Power Corp.	4.800%	3/1/13	180	191
5	FPL Energy Marcus Hook LP	7.590%	7/10/18	450	487
3	FPL Group Capital Inc.	1.133%	6/17/11	550	556
3	FPL Group Capital Inc.	0.674%	11/9/12	1,750	1,758
4	FPL Group Capital Inc.	6.350%	10/1/66	205	189
[4,5] GWF Energy LLC		6.131%	12/30/11	95	99
5	Iberdrola Finance Ireland Ltd.	3.800%	9/11/14	250	250
5	Israel Electric Corp. Ltd.	7.250%	1/15/19	50	53
	MidAmerican Energy Co.	5.650%	7/15/12	750	810
	Midamerican Energy
	Holdings Co.	3.150%	7/15/12	860	875
	National Rural Utilities
	Cooperative Finance Corp.	7.250%	3/1/12	200	220
	National Rural Utilities
	Cooperative Finance Corp.	2.625%	9/16/12	660	667
	National Rural Utilities
	Cooperative Finance Corp.	5.500%	7/1/13	460	500
	Nevada Power Co.	8.250%	6/1/11	200	217
	Nevada Power Co.	6.500%	4/15/12	200	216
5	Niagara Mohawk Power Corp.	3.553%	10/1/14	120	119
	Northeast Utilities	7.250%	4/1/12	345	373
	Northeast Utilities	5.650%	6/1/13	550	569
	Northern States Power Co.	4.750%	8/1/10	200	205

13

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Northern States Power Co.	8.000%	8/28/12	525	604
	NSTAR	8.000%	2/15/10	200	202
	NSTAR Electric Co.	4.875%	10/15/12	130	139
	Ohio Power Co.	5.300%	11/1/10	370	383
	Oncor Electric Delivery Co. LLC	5.950%	9/1/13	870	936
	Pacific Gas & Electric Co.	4.200%	3/1/11	725	750
	Pacific Gas & Electric Co.	6.250%	12/1/13	300	336
	Peco Energy Co.	5.950%	11/1/11	300	324
	Peco Energy Co.	5.600%	10/15/13	200	219
	Peco Energy Co.	5.000%	10/1/14	120	129
3	Pepco Holdings Inc.	0.881%	6/1/10	250	248
	PG&E Corp.	5.750%	4/1/14	1,000	1,075
4	PPL Capital Funding Inc.	6.700%	3/30/67	450	384
	PPL Electric Utilities Corp.	7.125%	11/30/13	120	137
	PPL Energy Supply LLC	5.400%	8/15/14	200	209
	Progress Energy Inc.	7.100%	3/1/11	80	85
	Progress Energy Inc.	6.850%	4/15/12	800	876
	Progress Energy Inc.	6.050%	3/15/14	250	273
	PSEG Power LLC	5.000%	4/1/14	250	262
	Public Service Electric & Gas Co.	5.125%	9/1/12	155	166
	Sierra Pacific Power Co.	5.450%	9/1/13	240	257
	Southern California Edison Co.	7.625%	1/15/10	50	50
	Southern California Edison Co.	5.750%	3/15/14	300	334
3	Southern Co.	0.683%	10/21/11	800	801
	Southern Co.	4.150%	5/15/14	100	103
	Tampa Electric Co.	6.875%	6/15/12	470	514
	Tampa Electric Co.	6.375%	8/15/12	167	182
	Wisconsin Electric Power Co.	6.000%	4/1/14	150	168
	Wisconsin Energy Corp.	6.500%	4/1/11	850	899

	Natural Gas (1.1%)
	AGL Capital Corp.	7.125%	1/14/11	100	105
4	Enbridge Energy Partners LP	8.050%	10/1/37	105	97
	Energy Transfer Partners LP	5.650%	8/1/12	270	290
	Energy Transfer Partners LP	6.000%	7/1/13	440	469
	Enterprise Products
	Operating LLC	7.500%	2/1/11	600	633
	Enterprise Products
	Operating LLC	4.600%	8/1/12	500	525
	Enterprise Products
	Operating LLC	5.650%	4/1/13	775	824
	Enterprise Products
	Operating LLC	5.900%	4/15/13	880	942
	Enterprise Products
	Operating LLC	9.750%	1/31/14	250	298
4	Enterprise Products
	Operating LLC	8.375%	8/1/66	450	440
5	Gulf South Pipeline Co. LP	5.750%	8/15/12	520	550
	Kinder Morgan Energy
	Partners LP	6.750%	3/15/11	100	106
	Kinder Morgan Energy
	Partners LP	5.850%	9/15/12	400	428
	Magellan Midstream
	Partners LP	6.450%	6/1/14	100	109
5	NGPL Pipeco LLC	6.514%	12/15/12	900	981
	ONEOK Partners LP	8.875%	6/15/10	200	206
	ONEOK Partners LP	5.900%	4/1/12	200	211
	Plains All American Pipeline LP/
	PAA Finance Corp.	4.250%	9/1/12	360	373
5	Rockies Express Pipeline LLC	6.250%	7/15/13	325	355
	Southern Union Co.	6.089%	2/16/10	420	421
4	Southern Union Co.	7.200%	11/1/66	400	342
4	TransCanada PipeLines Ltd.	6.350%	5/15/67	175	162
					37,962
Total Corporate Bonds (Cost $497,354)					505,576

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Sovereign Bonds (U.S. Dollar-Denominated) (0.6%)
5	Abu Dhabi National Energy Co.	5.620%	10/25/12	200	203
5	Abu Dhabi National Energy Co.	5.875%	10/27/16	350	339
5	Emirate of Abu Dhabi	5.500%	4/8/14	80	83
	Export-Import Bank of Korea	5.500%	10/17/12	400	417
5	Gaz Capital SA for Gazprom	6.212%	11/22/16	250	240
5	Hana Bank	6.500%	4/9/12	120	128
5	Industrial Bank of Korea	7.125%	4/23/14	150	167
	Korea Development Bank	5.300%	1/17/13	450	470
5	MDC-GMTN B.V.	5.750%	5/6/14	400	418
	Petrobras International
	Finance Co.	9.125%	7/2/13	125	147
[4,5] Petroleum Co. of
	Trinidad & Tobago Ltd.	6.000%	5/8/22	150	139
5	Petronas Capital Ltd.	7.000%	5/22/12	100	110
[4,5] PF Export Receivables
	Master Trust	3.748%	6/1/13	131	128
[4,5] PF Export Receivables
	Master Trust	6.436%	6/1/15	253	264
5	Qatar Govt International Bond	5.150%	4/9/14	100	105
5	Qatar Govt International Bond	4.000%	1/20/15	200	200
[4,5] Qatar Petroleum		5.579%	5/30/11	167	172
[4,5] Ras Laffan Liquefied
	Natural Gas Co. Ltd. II	5.298%	9/30/20	300	297
5	Ras Laffan Liquefied
	Natural Gas Co. Ltd. III	5.500%	9/30/14	175	184
5	TDIC Finance Ltd.	6.500%	7/2/14	400	407
5	TransCapitalInvest Ltd. for
	OJSC AK Transneft	5.670%	3/5/14	575	579
Total Sovereign Bonds (Cost $5,078)					5,197
Taxable Municipal Bonds (0.4%)
	California GO CP	0.470%	1/4/10	300	300
	Duke University	4.200%	4/1/14	180	188
3	Florida Hurricane Catastrophe
	Fund Finance Corp. Rev.	1.013%	10/15/12	1,090	1,025
	Howard Hughes
	Medical Institute	3.450%	9/1/14	150	152
4	Louisiana Public Facs.
	Auth. Systems Rev.	4.500%	2/1/14	1,231	1,269
	New York City NY IDA
	Special Fac. Rev.
	(American Airlines Inc.
	J.F.K International Project)	7.500%	8/1/16	75	75
Total Taxable Municipal Bonds (Cost $3,023)					3,009
Tax-Exempt Municipal Bonds (0.2%)
	California GO CP	0.300%	1/5/10	852	852
	California GO CP	0.370%	1/19/10	324	324
	California Housing
	Finance Agency Home
	Mortgage Rev. VRDO	0.420%	8/1/37	150	150
	California Housing
	Finance Agency Multifamily
	Housing Rev. VRDO	0.370%	2/1/37	560	560
Total Tax-Exempt Municipal Bonds (Cost $1,886)					1,886

14

Vanguard Short-Term Investment-Grade Portfolio

			Market
			Value•
	Coupon	Shares	($000)
Convertible Preferred Stock (0.0%)
6 Lehman Brothers Holdings Inc. Pfd.
(Cost $700)	7.250%	700	3
Preferred Stocks (0.4%)
Aspen Insurance
Holdings Ltd. Pfd.	7.401%	5,950	132
Federal National
Mortgage Assn. Pfd.	5.948%	21,600	19
Goldman Sachs Group Inc. Pfd.	6.050%	26,000	593
Santander Finance Preferred
SA Unipersonal Pfd.	6.800%	7,084	201
Southern California
Edison Co. Pfd.	5.349%	27,782	2,774
Total Preferred Stocks (Cost $4,278)			3,719
Temporary Cash Investment (10.4%)
Money Market Fund (10.4%)
8 Vanguard Market
Liquidity Fund
(Cost $88,354)	0.187%	88,353,970	88,354
Total Investments (98.8%) (Cost $831,691)			839,011
Other Assets and Liabilities (1.2%)
Other Assets			12,718
Liabilities			(2,692)
			10,026
Net Assets (100%)
Applicable to 79,063,042 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			849,037
Net Asset Value Per Share			$10.74

At December 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	818,593
Undistributed Net Investment Income	24,620
Accumulated Net Realized Losses	(1,386)
Unrealized Appreciation (Depreciation)
Investment Securities	7,320
Futures Contracts	(332)
Swap Contracts	222
Net Assets	849,037

• See Note A in Notes to Financial Statements.
1 Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.
2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
3 Adjustable-rate security.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the aggregate value of these securities was $88,965,000, representing 10.5% of net assets.
6 Non-income-producing security—security in default.
7 Securities with a value of $852,000 have been segregated as initial margin for open futures contracts.
8 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
CP—Commercial Paper.
GO—General Obligation Bond.
IDA—Industrial Development Authority Bond.
REIT—Real Estate Investment Trust.
VRDO—Variable Rate Demand Obligation.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Vanguard Short-Term Investment-Grade Portfolio

Statement of Operations

Year Ended
December 31, 2009
($000)
Investment Income
Income
Dividends	243
Interest[1]	25,547
Total Income	25,790
Expenses
The Vanguard Group—Note B
Investment Advisory Services	75
Management and Administrative	948
Marketing and Distribution	129
Custodian Fees	27
Auditing Fees	31
Shareholders’ Reports and Proxies	32
Trustees’ Fees and Expenses	1
Total Expenses	1,243
Net Investment Income	24,547
Realized Net Gain (Loss)
Investment Securities Sold	374
Futures Contracts	(40)
Swap Contracts	2,604
Realized Net Gain (Loss)	2,938
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	50,774
Futures Contracts	(276)
Swap Contracts	(1,435)
Change in Unrealized Appreciation
(Depreciation)	49,063
Net Increase (Decrease) in Net Assets
Resulting from Operations	76,548

Statement of Changes in Net Assets

	Year Ended December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	24,547	22,539
Realized Net Gain (Loss)	2,938	1,711
Change in Unrealized Appreciation (Depreciation)	49,063	(42,628)
Net Increase (Decrease) in Net Assets Resulting from Operations	76,548	(18,378)
Distributions
Net Investment Income	(23,350)	(20,849)
Realized Capital Gain	(2,832)	—
Total Distributions	(26,182)	(20,849)
Capital Share Transactions
Issued	409,083	138,780
Issued in Lieu of Cash Distributions	26,182	20,849
Redeemed	(90,722)	(129,855)
Net Increase (Decrease) from Capital Share Transactions	344,543	29,774
Total Increase (Decrease)	394,909	(9,453)
Net Assets
Beginning of Period	454,128	463,581
End of Period[2]	849,037	454,128

1 Interest income from an affiliated company of the portfolio was $139,000.
2 Net Assets—End of Period includes undistributed net investment income of $24,620,000 and $22,161,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Short-Term Investment-Grade Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$9.95	$10.77	$10.63	$10.52	$10.62
Investment Operations
Net Investment Income	.404[1]	.480	.520[1]	.470	.380
Net Realized and Unrealized Gain (Loss)
on Investments	.913	(.830)	.090	.030	(.140)
Total from Investment Operations	1.317	(.350)	.610	.500	.240
Distributions
Dividends from Net Investment Income	(.470)	(.470)	(.470)	(.390)	(.340)
Distributions from Realized Capital Gains	(.057)	—	—	—	—
Total Distributions	(.527)	(.470)	(.470)	(.390)	(.340)
Net Asset Value, End of Period	$10.74	$9.95	$10.77	$10.63	$10.52

Total Return	13.86%	–3.45%	5.93%	4.92%	2.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$849	$454	$464	$401	$373
Ratio of Total Expenses to
Average Net Assets	0.20%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	3.92%	4.62%	4.92%	4.55%	3.58%
Portfolio Turnover Rate	59%	50%	59%	48%	35%
1 Calculated based on average shares outstanding.

Notes to Financial Statements

Vanguard Variable Insurance Fund Short-Term Investment-Grade Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

17

Vanguard Short-Term Investment-Grade Portfolio

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Swap Contracts: The portfolio may invest in credit default swaps to adjust the overall credit risk of the portfolio or to actively overweight or underweight credit risk to a specific bond issuer. The portfolio has sold credit protection through credit default swaps, to simulate investments in long bond positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an upfront payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for debt instruments of the relevant reference entity, as determined either in a market auction for credit default swaps of such reference entity or pursuant to a pre-agreed-upon valuation procedure.

The portfolio has also entered into interest rate swap transactions to adjust the portfolio’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The portfolio is subject to credit risk through its investment in swap transactions to earn the total return on the Commercial Mortgage-Backed Securities (CMBS) Index. Under the terms of the swaps, the portfolio receives the total return (either receiving the increase or paying the decrease) on the CMBS index, applied to a notional principal amount. In return, the portfolio agrees to pay the counter-party a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the portfolio invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract. The primary risks associated with selling credit protection are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash-settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an illiquid debt instrument. A primary risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the portfolio and the counterparty and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

4. Mortgage Dollar Rolls: The portfolio has entered into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for

18

Vanguard Short-Term Investment-Grade Portfolio

Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities.

5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2009, the portfolio had contributed capital of $169,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.07% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 — Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of December 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	40,060	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	191,207	—
Corporate Bonds	—	505,576	—
Sovereign Bonds	—	5,197	—
Taxable Municipal Bonds	—	3,009	—
Tax-Exempt Municipal Bonds	—	1,886	—
Convertible Preferred Stocks	3	—	—
Preferred Stocks	3,719	—	—
Temporary Cash Investments	88,354	—	—
Futures Contracts—Assets[1]	16	—	—
Futures Contracts—Liabilities[1]	(67)	—	—
Swap Contracts—Assets	—	631	—
Swap Contracts—Liabilities	—	(409)	—
Total	92,025	747,157	—
1 Represents variation margin on the last day of the reporting period.

D. At December 31, 2009, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	627	20	647
Liabilities	(228)	(248)	(476)

19

Vanguard Short-Term Investment-Grade Portfolio

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended December 31, 2009, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(40)	—-	(40)
Swap Contracts	2,203	401	2,604
Realized Net Gain (Loss) on Derivatives	2,163	401	2,564

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(276)	—-	(276)
Swap Contracts	(1,234)	(201)	(1,435)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(1,510)	(201)	(1,711)

At December 31, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
2-Year United States Treasury Note	March 2010	221	47,795	(82)
5-Year United States Treasury Note	March 2010	183	20,932	(342)
10-Year United States Treasury Note	March 2010	(32)	3,695	92

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At December 31, 2009, the portfolio had the following open swap contracts:

Credit Default Swaps
				Up-Front
				Premium	Periodic	Unrealized
			Notional	Received	Premium	Appreciation
	Termination		Amount	(Paid)	Received	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(Paid)	($000)
Credit Protection Sold/
Moody’s Rating
Burlington Northern/Baa1	6/20/12	DBAG	400	—	0.40%	1
Johnson & Johnson/Aaa	9/20/12	GSCM	410	—	0.07%	(2)
Johnson & Johnson/Aaa	9/20/12	UBSAG	160	—	0.08%	(1)
Lloyds TBS Bank/Aa3	6/20/14	DBAG	300	—	1.55%	5

Credit Protection Purchased
AT&T Inc.	6/20/13	GSCM	300	—	(1.04%)	(4)
Banco Santander	6/20/14	BOANA	460	—	(1.68%)	(7)
Bank of America Corporation	12/20/14	DBAG	340	(4)	(1.00%)	(4)
Bank of America Corporation	12/20/14	BARC	340	(4)	(1.00%)	(4)
Bank of America Corporation	12/20/14	BARC	300	(3)	(1.00%)	(3)
BBVA Senior Finance	6/20/14	DBAG	300	—	(0.95%)	(2)
Citigroup Inc.	6/20/14	BOANA	1,120	(48)	(5.00%)	(202)
Merrill Lynch	9/20/13	BOANA	300	—	(2.90%)	(19)
						(242)

1 BARC—Barclays Bank PLC.
BOANA—Bank of America, N.A.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
UBSAG—UBS AG.

20

Vanguard Short-Term Investment-Grade Portfolio

Interest Rate Swaps
			Fixed	Floating	Unrealized
		Notional	Interest Rate	Interest Rate	Appreciation
		Amount	Received	Received	(Depreciation)
Termination Date	Counterparty[1]	($000)	(Paid)	(Paid)	($000)
4/15/10	BOANA	900	0.27%	(0.23%)[2]	—
5/18/10	BARC	1,100	2.55%	(0.27%)[3]	9
6/15/10	BOANA	75	0.41%	(0.23%)[2]	—
8/15/10	JPMC	12,000	4.04%	(0.27%)[3]	266
9/30/10	BARC	2,273	3.44%	(0.25%)[3]	49
11/6/10	BARC	1,104	1.35%	(0.23%)[2]	8
11/6/10	BARC	1,754	1.35%	(0.23%)[2]	12
11/6/10	GSCM	1,544	1.36%	(0.23%)[2]	11
11/6/10	WFC	289	1.36%	(0.23%)[2]	2
11/15/10	WFC	700	1.08%	(0.23%)[2]	4
11/15/10	WFC	650	0.99%	(0.23%)[2]	3
11/15/10	GSCM	70	0.63%	(0.23%)[2]	—
12/15/10	WFC	450	1.02%	(0.23%)[2]	2
1/18/11	BOANA	170	0.74%	(0.23%)[2]	—
4/15/11	BOANA	600	1.05%	(0.23%)[2]	2
5/15/11	BOANA	2,900	1.56%	(0.23%)[2]	25
5/16/11	JPMC	80	1.09%	(0.23%)[2]	—
5/16/11	BOANA	100	0.94%	(0.23%)[2]	—
5/16/11	WFC	80	0.98%	(0.23%)[2]	—
6/15/11	GSCM	175	1.32%	(0.23%)[2]	1
6/15/11	WFC	25	1.32%	(0.23%)[2]	—
7/15/11	JPMC	375	1.29%	(0.23%)[2]	1
7/15/11	WFC	400	1.32%	(0.23%)[2]	2
7/15/11	BARC	2,500	1.20%	(0.23%)[2]	6
7/15/11	GSCM	400	1.30%	(0.23%)[2]	1
7/15/11	WFC	200	1.30%	(0.23%)[2]	1
7/15/11	GSCM	80	1.09%	(0.23%)[2]	—
7/15/11	BOANA	330	1.09%	(0.23%)[2]	—
7/15/11	WFC	125	1.03%	(0.23%)[2]	—
7/15/11	WFC	125	0.79%	(0.23%)[2]	—
8/15/11	GSCM	100	1.09%	(0.23%)[2]	—
9/15/11	WFC	150	1.41%	(0.23%)[2]	1
9/15/11	BARC	385	1.40%	(0.23%)[2]	2
10/6/11	WFC	1,808	1.72%	(0.23%)[2]	16
10/6/11	BARC	1,808	1.72%	(0.23%)[2]	17
10/15/11	WFC	125	1.51%	(0.23%)[2]	1
10/21/11	WFC	800	1.34%	(0.29%)[3]	1
10/21/11	WFC	2,000	1.34%	(0.28%)[3]	2
11/15/11	GSCM	289	1.36%	(0.23%)[2]	—
11/15/11	WFC	350	1.48%	(0.23%)[2]	1
11/15/11	WFC	30	1.50%	(0.23%)[2]	—
12/6/11	WFC	4,173	2.02%	(0.26%)[3]	52
1/15/12	WFC	250	1.38%	(0.23%)[2]	—
1/15/12	WFC	300	1.23%	(0.23%)[2]	(1)
2/6/12	WFC	1,500	1.49%	(0.23%)[2]	2
2/15/12	BOANA	1,000	1.77%	(0.23%)[2]	7
3/6/12	GSCM	1,350	1.50%	(0.23%)[2]	1
4/15/12	GSCM	230	1.54%	(0.23%)[2]	—
4/15/12	WFC	300	1.54%	(0.23%)[2]	—

21

Vanguard Short-Term Investment-Grade Portfolio

			Fixed	Floating	Unrealized
		Notional	Interest Rate	Interest Rate	Appreciation
		Amount	Received	Received	(Depreciation)
Termination Date	Counterparty[1]	($000)	(Paid)	(Paid)	($000)
5/15/12	GSCM	1,300	1.90%	(0.23%)[2]	9
6/15/12	BARC	80	1.68%	(0.23%)[2]	—
6/15/12	BARC	400	1.61%	(0.23%)[2]	(1)
6/15/12	WFC	1,300	1.57%	(0.23%)[2]	(3)
7/15/12	GSCM	1,000	1.73%	(0.23%)[2]	—
7/15/12	BARC	900	1.68%	(0.23%)[2]	(1)
7/15/12	WFC	90	1.45%	(0.23%)[2]	(1)
8/15/12	WFC	2,050	1.85%	(0.23%)[2]	4
8/20/12	WFC	700	1.77%	(0.23%)[2]	—
9/6/12	GSCM	2,045	2.07%	(0.23%)[2]	14
9/6/12	BOANA	2,045	2.07%	(0.23%)[2]	13
9/15/12	GSCM	1,700	1.86%	(0.23%)[2]	1
9/15/12	WFC	1,175	1.76%	(0.23%)[2]	(2)
10/15/12	WFC	130	1.80%	(0.23%)[2]	—
10/15/12	BOANA	600	1.75%	(0.23%)[2]	(2)
10/20/12	BARC	500	1.76%	(0.23%)[2]	(2)
10/20/12	BARC	1,100	2.04%	(0.23%)[2]	4
10/22/12	BOANA	300	2.45%	(0.23%)[2]	5
11/7/12	WFC	220	1.93%	(0.23%)[2]	—
11/9/12	WFC	1,750	1.86%	(0.28%)[3]	(6)
11/15/12	WFC	175	1.90%	(0.23%)[2]	—
11/15/12	BARC	300	1.95%	(0.23%)[2]	—
12/6/12	BARC	1,900	2.33%	(0.26%)[3]	16
12/6/12	BARC	200	1.93%	(0.26%)[3]	(1)
12/15/12	BOANA	2,490	2.21%	(0.25%)[3]	11
12/17/12	BOANA	2,000	2.03%	(0.23%)[2]	3
12/17/12	WFC	400	2.26%	(0.25%)[3]	2
12/17/12	WFC	500	1.99%	(0.25%)[3]	(1)
2/15/13	WFC	100	1.96%	(0.23%)[2]	—
2/15/13	WFC	700	1.71%	(0.23%)[2]	(8)
3/15/13	WFC	55	2.10%	(0.23%)[2]	—
3/15/13	WFC	200	2.17%	(0.23%)[2]	—
3/15/13	BARC	250	2.38%	(0.23%)[2]	2
6/15/13	GSCM	225	2.35%	(0.23%)[2]	1
7/15/13	BARC	100	2.53%	(0.23%)[2]	1
7/15/13	BOANA	1,400	2.19%	(0.23%)[2]	(4)
9/15/13	WFC	1,000	2.33%	(0.25%)[3]	(3)
9/16/13	GSCM	400	2.29%	(0.25%)[3]	(2)
11/15/13	WFC	90	2.04%	(0.23%)[2]	(1)
11/15/13	WFC	1,200	2.04%	(0.23%)[2]	(18)
11/17/13	JPMC	175	2.17%	(0.23%)[2]	(2)
12/1/13	GSCM	1,020	2.58%	(0.26%)[3]	2
12/1/13	WFC	2,923	2.58%	(0.26%)[3]	7
12/1/13	GSCM	2,923	2.58%	(0.26%)[3]	7
3/6/14	GSCM	3,074	2.45%	(0.23%)[2]	(14)
3/15/14	WFC	400	2.66%	(0.23%)[2]	1
4/15/14	WFC	700	2.21%	(0.23%)[2]	(12)
5/15/14	GSCM	75	2.30%	(0.23%)[2]	(1)
6/15/14	WFC	300	2.34%	(0.23%)[2]	(5)
7/15/14	WFC	1,200	2.31%	(0.23%)[2]	(21)
22

Vanguard Short-Term Investment-Grade Portfolio

			Fixed	Floating	Unrealized
		Notional	Interest Rate	Interest Rate	Appreciation
		Amount	Received	Received	(Depreciation)
Termination Date	Counterparty[1]	($000)	(Paid)	(Paid)	($000)
8/15/14	WFC	2,100	2.68%	(0.23%)[2]	(7)
6/1/16	WFC	350	2.91%	(0.26%)[3]	(10)
8/15/16	GSCM	280	3.03%	(0.23%)[2]	(6)
12/15/16	WFC	500	3.37%	(0.25%)[3]	(4)
1/15/17	BARC	60	2.97%	(0.23%)[2]	(2)
2/15/17	WFC	1,700	3.37%	(0.23%)[2]	(12)
2/15/17	GSCM	1,770	3.43%	(0.23%)[2]	(6)
2/15/17	BARC	80	3.18%	(0.23%)[2]	(2)
					450
1 BARC—Barclays Bank PLC.
BOANA—Bank of America, N.A.
GSCM—Goldman Sachs Bank USA.
JPMC—JP Morgan Chase Bank.
WFC—Wachovia Bank N.A.
2 Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.
3 Based on three-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

Total Return Swaps
			Floating	Unrealized
		Notional	Interest Rate	Appreciation
		Amount	Received	(Depreciation)
Reference Entity/Termination Date	Counterparty[1]	($000)	(Paid)[2]	($000)
Lehman Commercial Mortgage-Backed
Securities AAA Index
3/1/10	BARC	1,000	(0.24%)	7
4/1/10	BARC	1,000	(0.24%)	7
				14
1 BARC—Barclays Bank PLC.
2 Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $1,262,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

The fund had realized losses totaling $926,000 through December 31, 2009, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

For tax purposes, at December 31, 2009, the portfolio had $25,723,000 of ordinary income available for distribution. The portfolio had available capital loss carryforwards totaling $909,000 to offset future net capital gains through December 31, 2017.

At December 31, 2009, the cost of investment securities for tax purposes was $832,617,000. Net unrealized appreciation of investment securities for tax purposes was $6,394,000, consisting of unrealized gains of $19,874,000 on securities that had risen in value since their purchase and $13,480,000 in unrealized losses on securities that had fallen in value since their purchase.

Vanguard Short-Term Investment-Grade Portfolio

F. During the year ended December 31, 2009, the portfolio purchased $382,601,000 of investment securities and sold $209,645,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $103,326,000 and $107,038,000, respectively.

G. Capital shares issued and redeemed were:
	Year Ended December 31,
	2009	2008
	Shares	Shares
	(000)	(000)
Issued	39,517	13,301
Issued in Lieu of Cash Distributions	2,724	1,997
Redeemed	(8,822)	(12,689)
Net Increase (Decrease) in Shares Outstanding	33,419	2,609

H. In preparing the financial statements as of December 31, 2009, management considered the impact of subsequent events occurring through February 10, 2010, for potential recognition or disclosure in these financial statements.

24

Vanguard Short-Term Investment-Grade Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Short-Term Investment-Grade Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short-Term Investment-Grade Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and broker and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 10, 2010

Special 2009 tax information (unaudited) for corporate shareholders only for Vanguard
Variable Insurance Fund Short-Term Investment-Grade Portfolio

This information for the fiscal year ended December 31, 2009, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $2,832,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

25

Vanguard Short-Term Investment-Grade Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the current prospectus.

Six Months Ended December 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Short-Term Investment-Grade Portfolio	6/30/2009	12/31/2009	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,052.94	$0.93
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.30	0.92

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.18%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

26

Vanguard® Small Company Growth Portfolio

The returns of small-company growth stocks grew at a blistering pace during the year, outdistancing a broad-based stock market rally that was strong in its own right. The Small Company Growth Portfolio returned 39.38%, its highest return since 2003; the result was slightly behind that of its benchmark index but ahead of the average return of peer funds. Leading the way were the portfolio’s information technology holdings.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio benefited from gains in every sector
Every sector in the Small Company Growth Portfolio contributed to its bottom-line return, unlike the previous year’s across-the-board sector declines. However, most of the portfolio’s return was contributed by stocks from the information technology, health care, and consumer discretionary sectors.

The advisors’ astute selection of tech holdings contributed about 15 percentage points to return and outpaced the benchmark’s tech stocks. The leaders were communications equipment and software companies, such as Riverbed Technologies, Blue Coat Systems, and Radiant Systems. Health care holdings contributed about ten more percentage points to return, helped by the advisors’ selection of biotech companies such as Immunogen, QLT, and Medarex.

The portfolio’s consumer discretionary holdings contributed about six percentage points to return. Top contributors included specialty retailers such as Jos. A. Bank Clothiers and Guess?. Compared with the index, however, the advisors invested in some of the sector’s weaker performers.

Coincidentally, five sectors (energy, materials, consumer staples, consumer discretionary, and telecommunication services) failed to keep up with their counterparts in the index, and five sectors bolstered relative returns. The latter group included industrials, which got a boost from APAC Customer Services, a global outsourcing firm that returned 393%.

A technical wrinkle to consider when viewing long-term results We encourage investors to focus on long-term results. But it’s also important to keep in mind that an investment’s long-term track record can be distorted, for better or worse, by the most recent short-term results. Although the Small Company Growth Portfolio delivered strong returns in 2009, the losses that preceded this rebound have taken a big chunk out of its long-term record.

At year-end 2007, for example, the portfolio’s 10-year annualized return was 12.3%, far higher than that of its benchmark index and the average return of peer funds. At year-end 2009, as the table shows, the 10-year return was 4.47%, thanks to the worst bear market since the Depression. Even so, as in 2008, the portfolio substantially outpaced its comparative standards.

A long-term view is one element of a wise investment plan. It’s also important to create and stick with a well-balanced and diversified portfolio that is consistent with your goals, time horizon, and risk tolerance. The Small Company Growth Portfolio can be a valuable part of such a portfolio.

Total Returns
		Ten Years Ended
		December 31, 2009
	Year Ended	Average
	December 31, 2009	Annual Return
Vanguard Small Company Growth Portfolio	39.38%	4.47%
Russell 2500 Growth Index	41.66	–0.18
Small-Cap Growth Funds Average[1]	35.83	–0.91

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Small-Cap
		Growth Funds
	Portfolio	Average
Small Company Growth Portfolio	0.39%	1.61%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the portfolio’s expense ratio was 0.40%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

1

Vanguard Small Company Growth Portfolio

Advisors’ Report

The Small Company Growth Portfolio returned 39.38% for the 12 months ended December 31, 2009. The portfolio outperformed the average return of its peer group, but trailed the return of the Russell 2500 Growth Index. The portfolio is overseen by two independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the portfolio’s diversification. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during 2009 and of the effect of this environment on the portfolio’s positioning. (Please note that the Granahan discussion refers to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.) These comments were prepared on January 12, 2010.

Granahan Investment Management, Inc.

Portfolio Managers:
John J. Granahan, CFA, Founder and President

Gary C. Hatton, CFA, Executive Vice President

Jane M. White, Executive Vice President

Robert F. Granahan, CFA, Vice President

Susan E. McGarry, Vice President

The investment environment
After a sharp reversal in March, stocks rebounded strongly through the second half of 2009. Managements generally continued their focus on cost-cutting and conservative earnings guidance, with the resultant earnings generally meeting the low expectations. As the year ended, comparisons with 2008 began to make earnings gains look significant. Looking ahead, it appears that even though consumer spending still faces significant headwinds, there will be continued opportunities for companies that offer cost-reduction solutions and products and services that pay off more quickly.

Successes
Our large weighting in the technology sector contributed significantly to performance in 2009, as we both overweighted the sector and had good selection relative to the benchmark. Twenty percent of our tech holdings more than doubled, including Riverbed and Blue Coat Systems, which provide wide area network optimization for computer systems. We have harvested some of these profits.

Producer durables also made a strong contribution in 2009, led by APAC, a call center service company whose new management produced a dramatic earnings turnaround; Semitool was another large contributor in durables because it was acquired at a premium by Applied Materials. Our health care sector benefited from Medarex’s acquisition by Bristol Myers; Medarex was the single largest contributor to performance in our portion of the portfolio. Financials and energy also produce positive returns, but our underweightings in these sectors cost us some.

Vanguard Small Company Growth Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Granahan Investment	68	383	Bases its investment process on the beliefs that
Management, Inc.			earnings drive stock prices and that small, dynamic
			companies with exceptional growth prospects have
			the greatest long-term potential. A bottom-up,
			fundamental approach places companies in one of
			three life-cycle categories: core growth, pioneer, and
			special situation. In each, the process looks for
			companies with strong earnings growth and
			leadership in their markets.
Vanguard Quantitative	29	163	Employs a quantitative fundamental management
Equity Group			approach, using models that assess such factors as
			valuation, market sentiment, and earnings quality of
			companies as compared with their peers.
Cash Investments	3	20	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

2

Vanguard Small Company Growth Portfolio

Shortfalls
The largest penalty to our performance came from the consumer sector, as stocks such as Marchex in online marketing services and Skechers in footwear were hurt by execution issues. In consumer staples, we had a large holding in Ruddick, which has challenges in grocery pricing that were exacerbated by losses in a textile subsidiary; we are holding Ruddick in anticipation of a recovery in 2010 earnings.

Vanguard Quantitative Equity Group

James P. Stetler, Principal

It was a volatile up-and-down year for the portfolio and equity markets in general. After falling 41% in 2008, small-capitalization growth stocks began 2009 by declining 6% more during the first quarter. Then, as government rescue and stimulus plans were announced and it became apparent that the financial markets were not going to implode, the remainder of the year witnessed a dramatic snapback. The Russell 2500 Growth Index reversed course. From March 31 through year-end, it climbed about 50%, producing a total return for these companies of 41.66% for the year. Growth stocks in general substantially outperformed value stocks.

Many investment professionals are indicating that the worst recession in decades came to an end during the third quarter of 2009. However, the challenges that lie ahead are many and are not easily resolved. Unemployment, reduced spending by consumers, the state of credit markets, and massive government deficits are just a few of the issues that need to be addressed in order for long-term economic growth to be restored.

Our investment process struggled during the year. Our company evaluation process was ineffective during this period because the market did not reward the metrics we deem important for superior performance: attractive valuation and growth prospects, balance-sheet quality, and positive market sentiment. Some are calling the market recovery a “junk rally” because the companies that rallied the most during the market snapback were those with the poorest prospects that had fallen the most at the onset of the financial crisis.

We have five components to our company evaluation process: valuation, quality, growth, management decisions, and market sentiment. Valuation measures the price we will pay for a stock’s earnings or cash flow. Our quality score separates cheap stocks that deserve their low valuation because of poor margins from their more profitable peers. Our growth indicator differentiates between companies with low valuations resulting from poor growth prospects and firms that have more attractive prospects. Since actions often speak louder than words, another component evaluates the decisions corporate managers make to enhance shareholder value. Finally, our market sentiment score measures the market’s overall evaluation of the company’s value.

We remain committed to the view that a portfolio of companies with lower relative ratios of price/earnings and price/cash flow, growth rates near the market’s overall rate, a higher return on equity, high-quality balance sheets, and positive market sentiment offers an attractive profile that the market will reward in the long term.

Our stock selection results were strongest in the materials and financial sectors, led by NewMarket, Dollar Financial, and Odyssey Re Holdings. Our selections were most disappointing in the technology and health care sectors, where companies such as ON Semiconductor, Equinix, and Human Genome Sciences detracted from our relative results.

3

Vanguard Small Company Growth Portfolio

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, portfolio shareholders approved the following two proposals:

Proposal 1—Elect trustees for each portfolio.*
The individuals listed in the table below were elected as trustees for each portfolio. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the portfolios prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	2,425,238,230	88,077,041	96.5%
Charles D. Ellis	2,405,751,014	107,564,257	95.7%
Emerson U. Fullwood	2,410,939,308	102,375,964	95.9%
Rajiv L. Gupta	2,416,514,339	96,800,932	96.1%
Amy Gutmann	2,406,002,852	107,312,420	95.7%
JoAnn Heffernan Heisen	2,416,649,368	96,665,903	96.2%
F. William McNabb III	2,425,903,403	87,411,868	96.5%
André F. Perold	2,412,392,305	100,922,967	96.0%
Alfred M. Rankin, Jr.	2,423,028,932	90,286,340	96.4%
Peter F. Volanakis	2,427,674,541	85,640,731	96.6%
* Results are for all portfolios within the same trust.

Proposal 2—Update and standardize the portfolios’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the portfolios to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Portfolio	For	Abstain	Against	Non-Votes	For
Small Company Growth Portfolio
2a	36,417,858	988,475	1,288,588	0	94.1%
2b	36,171,663	946,714	1,576,545	0	93.5%
2c	35,520,901	858,888	2,315,132	0	91.8%
2d	35,386,202	907,166	2,401,553	0	91.4%
2e	35,695,000	868,451	2,131,471	0	92.2%
2f	35,755,370	928,458	2,011,094	0	92.4%
2g	36,740,948	1,018,353	935,621	0	95.0%

4

Vanguard Small Company Growth Portfolio

Portfolio Profile
As of December 31, 2009

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	605	1,581	4,201
Median Market Cap	$1.2B	$2.2B	$30.7B
Price/Earnings Ratio	87.6x	82.4x	35.7x
Price/Book Ratio	2.4x	2.9x	2.1x
Yield[3]	0.2%	0.7%	1.8%
Return on Equity	10.9%	14.9%	19.3%
Earnings Growth Rate	14.3%	12.3%	8.1%
Foreign Holdings	3.9%	0.0%	0.0%
Turnover Rate	60%	—	—
Expense Ratio[4]	0.39%	—	—
Short-Term Reserves	3.6%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.96	0.91
Beta	0.93	1.10

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer
Discretionary	12.4%	16.8%	10.3%
Consumer Staples	4.2	4.5	9.9
Energy	3.4	4.7	10.6
Financials	6.3	8.2	16.0
Health Care	25.9	19.2	12.6
Industrials	16.6	15.0	10.6
Information
Technology	26.2	24.2	19.3
Materials	3.9	4.7	4.0
Telecommunication
Services	0.6	1.5	2.9
Utilities	0.5	1.2	3.8

Ten Largest Holdings[5] (% of total net assets)
QLT Inc.	biotechnology	1.1%
Nanometrics Inc.	semiconductor
	equipment	0.9
Bio-Rad Laboratories Inc.	life sciences tools
Class A	and services	0.9
Ruddick Corp.	food retail	0.9
Impax Laboratories Inc.	pharmaceuticals	0.9
Sensient	specialty
Technologies Corp.	chemicals	0.9
Nektar Therapeutics	pharmaceuticals	0.9
Regeneron
Pharmaceuticals Inc.	biotechnology	0.8
Mettler-Toledo	life sciences tools
International Inc.	and services	0.8
Jefferies Group Inc.	investment banking
	and brokerage	0.8
Top Ten		8.9%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 2500 Growth Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 The expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the portfolio’s expense ratio was 0.40%.
5 The holdings listed exclude any temporary cash investments and equity index products.

5

Vanguard Small Company Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 1999–December 31, 2009
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended December 31, 2009			Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Small Company Growth Portfolio	39.38%	0.50%	4.47%	$15,490
Dow Jones U.S. Total Stock Market Index	29.35	1.09	–0.17	9,828
Russell 2500 Growth Index	41.66	2.00	–0.18	9,818
Small-Cap Growth Funds Average[1]	35.83	–0.12	–0.91	9,130

Fiscal-Year Total Returns (%): December 31, 1999–December 31, 2009

1 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

6

Vanguard Small Company Growth Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2009

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (95.1%)[1]
Consumer Discretionary (11.6%)
*	WMS Industries Inc.	77,700	3,108
*	MarineMax Inc.	326,800	3,003
	Monro Muffler Brake Inc.	80,425	2,689
*	GameStop Corp. Class A	121,540	2,667
	Matthews International Corp.
	Class A	68,600	2,430
*	ITT Educational Services Inc.	23,900	2,293
*	NVR Inc.	2,856	2,030
*	Tempur-Pedic
	International Inc.	84,786	2,003
	Aaron’s Inc.	71,070	1,971
*	Wet Seal Inc. Class A	453,400	1,564
*	Dress Barn Inc.	63,300	1,462
*	Coinstar Inc.	51,700	1,436
*	Interpublic Group
	of Cos. Inc.	183,000	1,351
*	Brink’s Home Security
	Holdings Inc.	39,260	1,281
*	Capella Education Co.	16,500	1,242
*	Deckers Outdoor Corp.	12,100	1,231
	DeVry Inc.	21,000	1,191
*	Aeropostale Inc.	34,606	1,178
	CKE Restaurants Inc.	135,700	1,148
*	True Religion Apparel Inc.	61,230	1,132
*	O’Reilly Automotive Inc.	29,350	1,119
	Tupperware Brands Corp.	23,707	1,104
*	JOS A Bank Clothiers Inc.	25,900	1,093
*	Warnaco Group Inc.	24,300	1,025
*	Big Lots Inc.	33,500	971
	Guess? Inc.	21,800	922
*	BJ’s Restaurants Inc.	48,300	909
	Brinker International Inc.	60,543	903
*	Valassis Communications Inc.	46,386	847
*	Bally Technologies Inc.	20,300	838
*	AutoNation Inc.	43,600	835
*	TRW Automotive
	Holdings Corp.	34,800	831
*	Dollar Tree Inc.	16,691	806
	Ross Stores Inc.	18,016	769
^	Buckle Inc.	23,148	678
	Advance Auto Parts Inc.	16,592	672
*	Sally Beauty Holdings Inc.	83,742	641
*	Buffalo Wild Wings Inc.	15,100	608
*	Fossil Inc.	17,400	584
*	Panera Bread Co. Class A	8,600	576
*	FGX International
	Holdings Ltd.	28,000	548
	Harte-Hanks Inc.	48,500	523
	RadioShack Corp.	26,374	514
*	CEC Entertainment Inc.	15,900	508
*	Talbots Inc.	56,400	503
*	Steven Madden Ltd.	12,151	501
*	Jo-Ann Stores Inc.	13,708	497

			Market
			Value•
		Shares	($000)
*	Standard Motor
	Products Inc.	54,009	460
*	HOT Topic Inc.	60,300	383
	Burger King Holdings Inc.	19,901	375
*	AnnTaylor Stores Corp.	25,500	348
	Polaris Industries Inc.	7,600	332
*	Fuel Systems Solutions Inc.	7,800	322
*	Dorman Products Inc.	20,138	315
*	Denny’s Corp.	134,200	294
*	Corinthian Colleges Inc.	20,900	288
	Strayer Education Inc.	1,330	283
*	Jack in the Box Inc.	13,000	256
*	Chipotle Mexican Grill Inc.
	Class A	2,900	256
*	Einstein Noah Restaurant
	Group Inc.	25,500	251
*	Carter’s Inc.	9,349	245
	John Wiley & Sons Inc.
	Class A	5,712	239
	Wyndham Worldwide Corp.	11,000	222
*	AC Moore Arts & Crafts Inc.	75,000	220
	Cracker Barrel Old
	Country Store Inc.	5,200	198
*	PF Chang’s China Bistro Inc.	4,852	184
	National Presto Industries Inc.	1,675	183
	Regis Corp.	11,300	176
*	Stein Mart Inc.	15,200	162
	Cato Corp. Class A	7,524	151
*	Lincoln Educational
	Services Corp.	6,400	139
*	DineEquity Inc.	5,500	134
*	Kirkland’s Inc.	7,435	129
	Family Dollar Stores Inc.	4,600	128
*	Under Armour Inc. Class A	4,500	123
*	Fuqi International Inc.	6,800	122
	PetSmart Inc.	4,500	120
	Thor Industries Inc.	3,800	119
*	Hovnanian Enterprises Inc.
	Class A	30,400	117
*	Timberland Co. Class A	6,418	115
	Finish Line Inc. Class A	8,300	104
*	Group 1 Automotive Inc.	3,600	102
	MDC Holdings Inc.	3,270	101
*	Smith & Wesson
	Holding Corp.	22,951	94
*	Isle of Capri Casinos Inc.	12,519	94
	Sturm Ruger & Co. Inc.	9,251	90
*	Hanesbrands Inc.	3,700	89
*	Citi Trends Inc.	3,162	87
	Wolverine World Wide Inc.	3,200	87
*	HSN Inc.	3,800	77
	Weight Watchers
	International Inc.	2,600	76
*	Steiner Leisure Ltd.	1,600	64
*	Gymboree Corp.	1,200	52
*	Papa John’s International Inc.	2,100	49

			Market
			Value•
		Shares	($000)
*	China Automotive
	Systems Inc.	1,900	36
*	Domino’s Pizza Inc.	4,183	35
*	Caribou Coffee Co. Inc.	4,531	35
	Cooper Tire & Rubber Co.	1,700	34
*	AFC Enterprises Inc.	3,891	32
*	Maidenform Brands Inc.	1,700	28
*	Knology Inc.	2,200	24
	Big 5 Sporting Goods Corp.	1,100	19
*	Warner Music Group Corp.	3,200	18
*	Destination Maternity Corp.	900	17
	Books-A-Million Inc.	2,508	17
	Frisch’s Restaurants Inc.	700	17
			65,602
Consumer Staples (4.0%)
	Ruddick Corp.	192,820	4,961
	Pricesmart Inc.	194,590	3,978
*	NBTY Inc.	80,000	3,483
	Diamond Foods Inc.	53,250	1,893
*	Chattem Inc.	18,000	1,679
	Herbalife Ltd.	28,300	1,148
	Lancaster Colony Corp.	17,975	893
*	Boston Beer Co. Inc.
	Class A	19,100	890
*	Revlon Inc. Class A	49,310	839
	Nu Skin Enterprises Inc.
	Class A	15,900	427
*	Dean Foods Co.	16,842	304
*	Darling International Inc.	34,500	289
*	Green Mountain Coffee
	Roasters Inc.	3,450	281
	Sanderson Farms Inc.	6,500	274
*	Orchids Paper Products Co.	12,635	253
*	Whole Foods Market Inc.	9,000	247
*	American Italian Pasta Co.	7,052	245
	Weis Markets Inc.	6,401	233
	Spartan Stores Inc.	14,550	208
	Coca-Cola Bottling Co.
	Consolidated	2,572	139
	Calavo Growers Inc.	2,500	43
*	Diedrich Coffee Inc.	800	28
			22,735
Energy (3.1%)
*	Oceaneering
	International Inc.	43,610	2,552
*	Tesco Corp.	185,175	2,391
	CARBO Ceramics Inc.	21,330	1,454
	EXCO Resources Inc.	64,300	1,365
*	Clean Energy Fuels Corp.	82,480	1,271
*	Dresser-Rand Group Inc.	37,700	1,192
	St Mary Land &
	Exploration Co.	34,330	1,175
*	Atwood Oceanics Inc.	28,980	1,039
*	Arena Resources Inc.	17,600	759
*	SEACOR Holdings Inc.	9,700	740
	Tidewater Inc.	14,000	671

7

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
	Tesoro Corp.	48,300	654
*	Rowan Cos. Inc.	20,800	471
*	Tetra Technologies Inc.	34,700	384
*	James River Coal Co.	16,400	304
	Ship Finance
	International Ltd.	18,200	248
*	Gulfmark Offshore Inc.	7,900	224
*	ATP Oil & Gas Corp.	8,600	157
*	Cal Dive International Inc.	10,600	80
	World Fuel Services Corp.	2,600	70
*	Endeavour International Corp.	63,400	68
*	Willbros Group Inc.	3,900	66
*	Venoco Inc.	4,300	56
*	Matrix Service Co.	4,779	51
*	Gulfport Energy Corp.	2,000	23
*	Evergreen Energy Inc.	49,500	17
			17,482
Exchange-Traded Fund (1.1%)
^,2	Vanguard Small-Cap
	Growth ETF	104,300	6,244

Financials (5.6%)
*	Jefferies Group Inc.	190,000	4,509
	Cash America
	International Inc.	110,545	3,865
*	FirstService Corp.	158,800	3,036
	Waddell & Reed
	Financial Inc.	55,200	1,686
	Cullen/Frost Bankers Inc.	28,000	1,400
*	Safeguard Scientifics Inc.	97,391	1,004
	SEI Investments Co.	54,100	948
*	CB Richard Ellis Group Inc.
	Class A	68,251	926
*	Harris & Harris Group Inc.	200,250	915
	Endurance Specialty
	Holdings Ltd.	24,480	911
	QC Holdings Inc.	185,536	892
	Federated Investors Inc.
	Class B	32,300	888
3	MHI Hospitality Corp.	426,800	819
	Westamerica Bancorporation	14,195	786
	Axis Capital Holdings Ltd.	27,400	778
*	Knight Capital Group Inc.
	Class A	44,700	688
	BOK Financial Corp.	12,773	607
*	St Joe Co.	20,734	599
*	Dollar Financial Corp.	23,500	556
*	Credit Acceptance Corp.	12,514	527
	Digital Realty Trust Inc.	8,722	439
	Advance America Cash
	Advance Centers Inc.	72,179	401
*	World Acceptance Corp.	8,900	319
	Nelnet Inc. Class A	17,432	300
	Calamos Asset
	Management Inc. Class A	25,500	294
	Equity Lifestyle
	Properties Inc.	5,700	288
	Amtrust Financial
	Services Inc.	22,528	266
	Nationwide Health
	Properties Inc.	7,304	257
	GAMCO Investors Inc.	4,867	235
	Associated Estates
	Realty Corp.	18,715	211
*	Pinnacle Financial
	Partners Inc.	13,700	195
	Highwoods Properties Inc.	5,500	183
	Investors Real Estate Trust	19,788	178
	PS Business Parks Inc.	3,532	177

			Market
			Value•
		Shares	($000)
	Sun Communities Inc.	8,800	174
*	Stifel Financial Corp.	2,700	160
	Capitol Federal Financial	4,599	145
	City Holding Co.	4,279	138
	Health Care REIT Inc.	2,825	125
	First Financial Bankshares Inc.	2,300	125
*	First Cash Financial
	Services Inc.	4,600	102
^	Life Partners Holdings Inc.	4,200	89
	Rayonier Inc.	2,100	89
	Getty Realty Corp.	3,700	87
	Mid-America Apartment
	Communities Inc.	1,600	77
	Eaton Vance Corp.	2,200	67
*	Affiliated Managers Group Inc.	900	61
	United Financial Bancorp Inc.	2,878	38
	Great Southern Bancorp Inc.	1,716	37
	Arrow Financial Corp.	1,255	31
	Ames National Corp.	1,472	31
	Southside Bancshares Inc.	1,357	27
*	Cardtronics Inc.	2,300	26
	Suffolk Bancorp	700	21
	Kearny Financial Corp.	1,600	16
*	American Safety Insurance
	Holdings Ltd.	1,000	14
			31,763
Health Care (24.7%)
*	QLT Inc.	1,305,838	6,477
*	Bio-Rad Laboratories Inc.
	Class A	52,850	5,098
*	Impax Laboratories Inc.	362,900	4,935
*	Nektar Therapeutics	520,650	4,852
*	Regeneron
	Pharmaceuticals Inc.	198,000	4,788
*	Mettler-Toledo
	International Inc.	44,350	4,656
*	Zymogenetics Inc.	626,700	4,005
*	Edwards Lifesciences Corp.	43,400	3,769
*	BioMarin
	Pharmaceutical Inc.	187,400	3,525
	Invacare Corp.	139,450	3,478
*	Haemonetics Corp.	59,550	3,284
*	Crucell NV ADR	162,650	3,282
*	Luminex Corp.	210,450	3,142
*	Alkermes Inc.	332,350	3,127
*	Bruker Corp.	254,650	3,071
*	Facet Biotech Corp.	172,648	3,035
*	Align Technology Inc.	167,350	2,982
*	Conceptus Inc.	157,200	2,949
*	Parexel International Corp.	204,050	2,877
*	Seattle Genetics Inc.	282,850	2,874
*	ICON PLC ADR	130,900	2,844
*	IDEXX Laboratories Inc.	53,010	2,833
*	Dyax Corp.	710,500	2,409
*	Angiodynamics Inc.	145,510	2,340
	West Pharmaceutical
	Services Inc.	58,900	2,309
*	Isis Pharmaceuticals Inc.	204,350	2,268
*	Onyx Pharmaceuticals Inc.	75,050	2,202
*	Durect Corp.	859,250	2,122
*	LeMaitre Vascular Inc.	421,186	2,106
*	MWI Veterinary Supply Inc.	53,900	2,032
*	Immunogen Inc.	249,518	1,961
*	Exelixis Inc.	222,950	1,643
*	Cubist Pharmaceuticals Inc.	79,400	1,506
*,^	Amedisys Inc.	29,550	1,435
*	ResMed Inc.	27,445	1,435
*	Human Genome
	Sciences Inc.	43,300	1,325

			Market
			Value•
		Shares	($000)
*	Dendreon Corp.	49,018	1,288
*	Dusa Pharmaceuticals Inc.	833,800	1,284
*	Valeant Pharmaceuticals
	International	37,900	1,205
*	Health Management
	Associates Inc. Class A	161,600	1,175
*	Community Health
	Systems Inc.	31,400	1,118
*	Emergency Medical
	Services Corp. Class A	19,400	1,051
*	Trubion Pharmaceuticals Inc.	271,600	1,048
*	American Medical Systems
	Holdings Inc.	52,700	1,017
*	Sucampo
	Pharmaceuticals Inc.
	Class A	244,800	989
*	Warner Chilcott PLC
	Class A	34,300	977
*	Tenet Healthcare Corp.	181,100	976
*	HMS Holdings Corp.	19,600	954
	STERIS Corp.	32,600	912
	Universal Health
	Services Inc. Class B	28,400	866
*	Watson Pharmaceuticals Inc.	21,840	865
*	Mylan Inc.	45,900	846
*	Alexion Pharmaceuticals Inc.	17,300	845
*,^	Biolase Technology Inc.	436,623	830
*	Myriad Genetics Inc.	28,700	749
*	Dionex Corp.	9,900	731
*	Lincare Holdings Inc.	18,800	698
*	athenahealth Inc.	15,300	692
*	Exact Sciences Corp.	196,844	667
*	XOMA Ltd.	876,200	612
	Chemed Corp.	12,700	609
	Perrigo Co.	12,900	514
	PDL BioPharma Inc.	72,500	497
*	Gentiva Health Services Inc.	15,500	419
*	Martek Biosciences Corp.	22,100	419
*	Centene Corp.	19,400	411
	Owens & Minor Inc.	9,000	386
*	LHC Group Inc.	11,000	370
*	Odyssey HealthCare Inc.	22,535	351
*	Psychiatric Solutions Inc.	15,200	321
	Meridian Bioscience Inc.	14,900	321
*	RehabCare Group Inc.	10,208	311
*	Millipore Corp.	3,900	282
*	Sirona Dental Systems Inc.	7,900	251
*	Auxilium Pharmaceuticals Inc.	8,300	249
	Atrion Corp.	1,444	225
	Ensign Group Inc.	14,200	218
*	Kendle International Inc.	9,400	172
*	Kinetic Concepts Inc.	4,200	158
*	Sun Healthcare Group Inc.	16,000	147
	Techne Corp.	2,100	144
*	PSS World Medical Inc.	6,200	140
*	Medivation Inc.	3,509	132
*	Cyberonics Inc.	6,100	125
*	Cambrex Corp.	21,090	118
*	Triple-S Management Corp.
	Class B	6,428	113
*	Healthsouth Corp.	5,935	111
*	Cantel Medical Corp.	5,060	102
*	BioScrip Inc.	11,223	94
*,^	Cell Therapeutics Inc.	80,400	92
*	Enzon Pharmaceuticals Inc.	7,500	79
*	RadNet Inc.	30,283	62
*	Accelrys Inc.	8,500	49
*	Bio-Reference Labs Inc.	1,233	48
*	Kensey Nash Corp.	1,800	46

8

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
*,^	OXiGENE Inc.	34,570	39
*	eResearchTechnology Inc.	6,200	37
*	Affymetrix Inc.	6,100	36
*	Catalyst Health Solutions Inc.	800	29
*	Continucare Corp.	6,314	28
*	Micromet Inc.	3,856	26
*	Providence Service Corp.	1,500	24
*	Hi-Tech Pharmacal Co. Inc.	800	22
*	Sciclone Pharmaceuticals Inc.	9,000	21
*	Allied Healthcare
	International Inc.	6,998	20
*	OncoGenex Pharmaceutical Inc.	900	20
*	Virtual Radiologic Corp.	1,400	18
*	US Physical Therapy Inc.	1,000	17
*	MAP Pharmaceuticals Inc.	1,600	15
*	Arqule Inc.	4,100	15
			139,824
Industrials (15.6%)
	MSC Industrial Direct Co.
	Class A	93,470	4,393
	Comfort Systems USA Inc.	331,230	4,087
	Dun & Bradstreet Corp.	47,029	3,968
*	Ladish Co. Inc.	211,758	3,193
	Kennametal Inc.	120,650	3,127
*	RBC Bearings Inc.	128,450	3,125
	Watsco Inc.	58,170	2,849
	Equifax Inc.	82,520	2,549
	Tennant Co.	94,300	2,470
	Healthcare Services
	Group Inc.	113,970	2,446
*	Resources Connection Inc.	110,990	2,355
*	TrueBlue Inc.	150,270	2,226
*	Advisory Board Co.	66,710	2,045
*	Genesee & Wyoming Inc.
	Class A	56,930	1,858
*	GeoEye Inc.	66,050	1,841
*	Kirby Corp.	50,600	1,762
*	DigitalGlobe Inc.	72,630	1,758
*	Celadon Group Inc.	160,770	1,744
^	Ritchie Bros Auctioneers Inc.	69,720	1,564
*	Exponent Inc.	55,698	1,551
*	American
	Superconductor Corp.	34,910	1,428
*	Stericycle Inc.	25,790	1,423
*	Alliant Techsystems Inc.	15,500	1,368
	Pall Corp.	36,800	1,332
*	EnerNOC Inc.	41,950	1,275
*	United Stationers Inc.	21,400	1,217
	Towers Watson & Co.
	Class A	24,000	1,141
*	BTU International Inc.	166,047	1,054
*	Flow International Corp.	342,300	1,054
	Bucyrus International Inc.
	Class A	18,700	1,054
	Mine Safety Appliances Co.	39,540	1,049
	TransDigm Group Inc.	21,400	1,016
	McGrath Rentcorp	44,970	1,006
*	Avis Budget Group Inc.	76,000	997
*	ICF International Inc.	35,850	961
*	EMCOR Group Inc.	34,000	915
*	LaBarge Inc.	73,850	890
*	SYKES Enterprises Inc.	34,777	886
*	Owens Corning	34,000	872
*	Continental Airlines Inc.
	Class B	43,230	775
	Carlisle Cos. Inc.	22,100	757
	American Ecology Corp.	41,500	707
*	AirTran Holdings Inc.	130,625	682
*	CBIZ Inc.	85,393	658

			Market
			Value•
		Shares	($000)
	Heartland Express Inc.	42,840	654
	Robert Half International Inc.	24,100	644
*	JetBlue Airways Corp.	117,710	642
*	Hawaiian Holdings Inc.	90,097	631
*	Kadant Inc.	38,850	620
	Hubbell Inc. Class B	12,100	572
*	Aecom Technology Corp.	19,400	534
*	Korn/Ferry International	32,200	531
	Harsco Corp.	16,389	528
	HNI Corp.	18,900	522
*	Esterline Technologies Corp.	12,800	522
	Toro Co.	12,000	502
	Valmont Industries Inc.	6,300	494
*	APAC Customer Services Inc.	79,280	473
	Brink’s Co.	18,700	455
*	URS Corp.	9,800	436
*	Trex Co. Inc.	21,800	427
*	Allegiant Travel Co. Class A	8,400	396
	Copa Holdings SA Class A	7,000	381
*	Chart Industries Inc.	22,100	366
*	Navistar International Corp.	6,600	255
*	Beacon Roofing Supply Inc.	13,783	221
*	DynCorp International Inc.
	Class A	12,200	175
*	Geo Group Inc.	7,200	158
	Apogee Enterprises Inc.	10,914	153
	Ampco-Pittsburgh Corp.	4,500	142
	Encore Wire Corp.	6,500	137
	AAON Inc.	7,000	136
*	GrafTech International Ltd.	7,400	115
	ABM Industries Inc.	5,539	114
*	Powell Industries Inc.	3,432	108
*	Sterling Construction Co. Inc.	4,900	94
*	Air Transport Services
	Group Inc.	33,700	89
	Cubic Corp.	2,270	85
*	Michael Baker Corp.	1,800	75
	Raven Industries Inc.	2,170	69
	American Science &
	Engineering Inc.	800	61
*	GenCorp Inc.	7,200	50
	Standard Register Co.	9,100	46
	Deluxe Corp.	3,100	46
*	Force Protection Inc.	8,500	44
*	IHS Inc. Class A	800	44
	Preformed Line Products Co.	1,000	44
*	WESCO International Inc.	1,500	41
*	Altra Holdings Inc.	2,700	33
	Applied Signal Technology Inc.	1,600	31
	TAL International Group Inc.	2,200	29
*	Trimas Corp.	3,400	23
*	AZZ Inc.	700	23
*	Colfax Corp.	1,700	20
*	Orion Marine Group Inc.	941	20
*	Orbital Sciences Corp.	1,200	18
	Portec Rail Products Inc.	1,700	18
	VSE Corp.	400	18
*	GT Solar International Inc.	2,900	16
	Omega Flex Inc.	1,000	14
			88,523
Information Technology (24.8%)
*	Nanometrics Inc.	461,500	5,229
*	TiVo Inc.	384,760	3,917
*	Red Hat Inc.	123,740	3,824
	Factset Research
	Systems Inc.	56,800	3,741
*	Euronet Worldwide Inc.	148,020	3,249
*	PROS Holdings Inc.	312,800	3,237

			Market
			Value•
		Shares	($000)
*	Atheros
	Communications Inc.	92,226	3,158
*	OSI Systems Inc.	113,210	3,088
*	Blue Coat Systems Inc.	104,666	2,987
*	VeriFone Holdings Inc.	178,870	2,930
*	PMC - Sierra Inc.	334,874	2,900
*	FEI Co.	116,330	2,717
*	Radiant Systems Inc.	247,280	2,572
*	Acme Packet Inc.	229,918	2,529
*	Littelfuse Inc.	72,870	2,343
*	Teradyne Inc.	215,130	2,308
*	Netlogic Microsystems Inc.	49,860	2,307
*	Verigy Ltd.	170,790	2,198
	Solera Holdings Inc.	60,773	2,188
*	Pericom
	Semiconductor Corp.	187,250	2,159
*	Ariba Inc.	169,259	2,119
*	Riverbed Technology Inc.	90,960	2,089
*	Concur Technologies Inc.	48,540	2,075
*	SuccessFactors Inc.	124,370	2,062
*	Polycom Inc.	78,760	1,967
*	Ceva Inc.	149,360	1,921
*	Parametric
	Technology Corp.	113,650	1,857
*	j2 Global
	Communications Inc.	89,700	1,825
*	Compellent
	Technologies Inc.	80,430	1,824
*	Netezza Corp.	174,480	1,692
*	Trimble Navigation Ltd.	65,930	1,661
*	ON Semiconductor Corp.	186,900	1,647
*	Progress Software Corp.	54,000	1,577
*	Sybase Inc.	34,393	1,493
*	Sourcefire Inc.	55,450	1,483
*	Alliance Data Systems Corp.	22,600	1,460
*	Cymer Inc.	37,770	1,450
*	Hewitt Associates Inc.
	Class A	34,300	1,450
*	Cogent Inc.	134,790	1,400
*	Electronic Arts Inc.	76,400	1,356
	Power Integrations Inc.	36,590	1,330
*	MKS Instruments Inc.	74,800	1,302
*	Skyworks Solutions Inc.	91,600	1,300
*	Harris Stratex
	Networks Inc.	185,235	1,280
	Broadridge
	Financial Solutions Inc.	53,000	1,196
*	Cree Inc.	20,101	1,133
*	Genpact Ltd.	73,396	1,094
*	Ness Technologies Inc.	223,120	1,093
*	DemandTec Inc.	117,790	1,033
*	Varian Semiconductor
	Equipment Associates Inc.	28,570	1,025
*,^	STEC Inc.	62,600	1,023
*	Clicksoftware
	Technologies Ltd.	139,500	977
*	NeuStar Inc. Class A	42,347	976
*	Monolithic Power
	Systems Inc.	40,000	959
*	SkillSoft PLC ADR	91,400	958
*	Vishay Intertechnology Inc.	109,300	913
*	Stratasys Inc.	52,330	904
*	Salesforce.com Inc.	12,000	885
*	Sohu.com Inc.	14,800	848
*,^	Shanda Interactive
	Entertainment Ltd. ADR	15,000	789
*	TeleTech Holdings Inc.	37,974	761
	Syntel Inc.	19,486	741

9

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
*	NAPCO Security
	Technologies Inc.	435,366	727
*	DealerTrack Holdings Inc.	38,200	718
	Diebold Inc.	25,100	714
*	Vocus Inc.	38,630	695
*	QLogic Corp.	34,615	653
*	JDA Software Group Inc.	25,300	644
	Earthlink Inc.	75,500	627
*	Silicon Laboratories Inc.	12,500	604
*	TIBCO Software Inc.	61,500	592
*	Multi-Fineline Electronix Inc.	20,500	582
*	SAIC Inc.	30,645	580
*	SYNNEX Corp.	18,726	574
	Pegasystems Inc.	16,351	556
*	Semtech Corp.	32,010	544
*	Lawson Software Inc.	80,263	534
*	Art Technology Group Inc.	114,685	517
*	RF Micro Devices Inc.	105,600	504
*	Scansource Inc.	18,841	503
*	Arris Group Inc.	41,569	475
*	Gartner Inc.	26,000	469
*	LivePerson Inc.	67,116	468
*	Advanced Micro Devices Inc.	47,300	458
*	Insight Enterprises Inc.	38,600	441
*	Rudolph Technologies Inc.	65,000	437
*	Advanced Analogic
	Technologies Inc.	105,000	414
*	Sycamore Networks Inc.	19,510	408
*	3Com Corp.	53,017	398
*	Benchmark Electronics Inc.	20,900	395
*	Mantech International Corp.
	Class A	7,900	381
	iGate Corp.	37,027	370
*	Plexus Corp.	12,900	368
*	Aruba Networks Inc.	34,067	363
*	AuthenTec Inc.	164,030	363
*	Tessera Technologies Inc.	15,572	362
*	Anixter International Inc.	6,800	320
*	Acxiom Corp.	23,072	310
	Jack Henry & Associates Inc.	13,300	308
*	Applied Micro Circuits Corp.	40,660	304
*,^	Synaptics Inc.	8,829	271
*	Loral Space &
	Communications Inc.	8,493	268
*	Ulticom Inc.	27,520	264
*	Manhattan Associates Inc.	10,400	250
*	Silicon Motion
	Technology Corp. ADR	67,400	230
*	Tekelec	14,946	228
*	Tech Data Corp.	4,800	224

			Market
			Value•
		Shares	($000)
*	Global Cash Access
	Holdings Inc.	28,962	217
*	Kopin Corp.	45,102	189
*	Wright Express Corp.	5,916	188
*	CSG Systems
	International Inc.	9,700	185
*	TNS Inc.	7,200	185
*	Unisys Corp.	4,630	179
*	S1 Corp.	27,000	176
*	F5 Networks Inc.	3,300	175
*	ValueClick Inc.	14,900	151
	ADTRAN Inc.	6,000	135
*	Maxwell Technologies Inc.	6,700	120
*	Netscout Systems Inc.	8,145	119
*	Actuate Corp.	27,139	116
*	InterDigital Inc.	4,300	114
*	NVE Corp.	2,700	112
*	AsiaInfo Holdings Inc.	3,600	110
*	MIPS Technologies Inc.
	Class A	23,125	101
*	CACI International Inc.
	Class A	2,000	98
	Marchex Inc. Class B	18,510	94
*	NCI Inc. Class A	2,982	82
*	CPI International Inc.	5,100	68
*	Hittite Microwave Corp.	1,500	61
*	Sigma Designs Inc.	5,480	59
*	SolarWinds Inc.	2,546	59
*	Cirrus Logic Inc.	8,300	57
*	Volterra Semiconductor Corp.	2,700	52
*	Saba Software Inc.	11,265	47
*	Quantum Corp.	14,200	42
*	Ebix Inc.	800	39
*	Interactive Intelligence Inc.	1,855	34
*	Quest Software Inc.	1,600	29
	Plantronics Inc.	1,100	29
*	Smith Micro Software Inc.	3,100	28
*	Entropic
	Communications Inc.	8,600	26
	Micrel Inc.	2,700	22
	NIC Inc.	2,343	21
*	Radisys Corp.	2,100	20
*	Palm Inc.	1,700	17
*	SonicWALL Inc.	2,200	17
*	Online Resources Corp.	3,100	16
*	Brightpoint Inc.	2,100	15
			140,528

			Market
			Value•
		Shares	($000)
Materials (3.6%)
	Sensient Technologies Corp.	184,950	4,864
	Aptargroup Inc.	98,250	3,511
*	OM Group Inc.	46,430	1,457
	Ball Corp.	24,900	1,287
*	Fronteer Development
	Group Inc.	308,290	1,212
	Lubrizol Corp.	15,400	1,123
	NewMarket Corp.	8,800	1,010
	Arch Chemicals Inc.	30,560	944
*	Crown Holdings Inc.	26,467	677
*	Pactiv Corp.	25,930	626
	Silgan Holdings Inc.	9,200	533
	Terra Industries Inc.	14,400	464
	Koppers Holdings Inc.	14,226	433
	Rock-Tenn Co. Class A	7,563	381
*	Clearwater Paper Corp.	6,680	367
	Walter Energy Inc.	4,400	331
*	Bway Holding Co.	13,726	264
*	Boise Inc.	49,437	263
	Stepan Co.	3,702	240
	Innophos Holdings Inc.	8,372	193
	Worthington Industries Inc.	10,100	132
*	Omnova Solutions Inc.	12,766	78
*	AEP Industries Inc.	1,200	46
*	PolyOne Corp.	3,300	25
			20,461
Telecommunication Services (0.5%)
*,^	Clearwire Corp. Class A	144,250	975
	Consolidated
	Communications
	Holdings Inc.	34,558	605
	USA Mobility Inc.	46,516	512
	NTELOS Holdings Corp.	28,200	502
*	Syniverse Holdings Inc.	10,200	178
*	PAETEC Holding Corp.	39,500	164
*,^	Clearwire Corp. Rights
	Exp. 6/21/10	142,050	57
*	Cogent Communications
	Group Inc.	2,800	28
			3,021
Utilities (0.5%)
	Ormat Technologies Inc.	25,729	974
	DPL Inc.	27,500	759
	CenterPoint Energy Inc.	30,300	440
	New Jersey Resources Corp.	7,981	298
			2,471
Total Common Stocks
(Cost $534,578)			538,654

10

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (7.2%)[1]
Money Market Fund (6.8%)
4,5	Vanguard Market Liquidity
	Fund, 0.187%	38,489,643	38,490

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.4%)
6,7	Federal Home Loan Bank
	Discount Notes, 0.220%,
	3/26/10	2,000	1,999
6,7	Freddie Mac
	Discount Notes, 0.230%,
	6/21/10	200	200
			2,199
Total Temporary Cash Investments
(Cost $40,689)			40,689
Total Investments (102.3%)
(Cost $575,267)			579,343
Other Assets and Liabilities (–2.3%)
Other Assets			1,443
Liabilities[5]			(14,584)
			(13,141)
Net Assets (100%)
Applicable to 42,066,945 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			566,202
Net Asset Value Per Share			$13.46

At December 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	675,610
Undistributed Net Investment Income	713
Accumulated Net Realized Losses	(114,550)
Unrealized Appreciation (Depreciation)
Investment Securities	4,076
Futures Contracts	353
Net Assets	566,202

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $5,741,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 97.6% and 4.7%, respectively, of net assets.
2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3 Considered an affiliated company of the portfolio as the portfolio owns more than 5% of the outstanding voting securities of such company.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $6,098,000 of collateral received for securities on loan.
6 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
7 Securities with a value of $2,199,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

11

Vanguard Small Company Growth Portfolio

Statement of Operations

Year Ended
December 31, 2009
($000)
Investment Income
Income
Dividends[1]	3,218
Interest[1]	120
Security Lending	525
Total Income	3,863
Expenses
Investment Advisory Fees—Note B	584
The Vanguard Group—Note C
Management and Administrative	1,059
Marketing and Distribution	113
Custodian Fees	36
Auditing Fees	24
Shareholders’ Reports and Proxies	56
Trustees’ Fees and Expenses	1
Total Expenses	1,873
Net Investment Income	1,990
Realized Net Gain (Loss)
Investment Securities Sold[1]	(49,207)
Futures Contracts	5,624
Realized Net Gain (Loss)	(43,583)
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	199,644
Futures Contracts	(179)
Change in Unrealized Appreciation
(Depreciation)	199,465
Net Increase (Decrease) in Net Assets
Resulting from Operations	157,872

Statement of Changes in Net Assets

	Year Ended December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,990	4,888
Realized Net Gain (Loss)	(43,583)	(66,429)
Change in Unrealized Appreciation (Depreciation)	199,465	(233,247)
Net Increase (Decrease) in Net Assets Resulting from Operations	157,872	(294,788)
Distributions
Net Investment Income	(4,881)	(4,275)
Realized Capital Gain[2]	—	(66,695)
Total Distributions	(4,881)	(70,970)
Capital Share Transactions
Issued	80,024	78,819
Issued in Lieu of Cash Distributions	4,881	70,970
Redeemed	(103,463)	(146,713)
Net Increase (Decrease) from Capital Share Transactions	(18,558)	3,076
Total Increase (Decrease)	134,433	(362,682)
Net Assets
Beginning of Period	431,769	794,451
End of Period[3]	566,202	431,769

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $25,000, $108,000, and ($151,000), respectively.
2 Includes fiscal 2008 short-term gain distributions totaling $20,522,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed net investment income of $713,000 and $3,604,000.
See accompanying Notes, which are an integral part of the Financial Statements.

12

Vanguard Small Company Growth Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$9.78	$18.15	$19.32	$19.61	$19.48
Investment Operations
Net Investment Income	.055	.110	.094[1]	.095	.070
Net Realized and Unrealized Gain (Loss)
on Investments	3.745	(6.820)	.620	2.000	1.031
Total from Investment Operations	3.800	(6.710)	.714	2.095	1.101
Distributions
Dividends from Net Investment Income	(.120)	(.100)	(.101)	(.075)	—
Distributions from Realized Capital Gains	—	(1.560)	(1.783)	(2.310)	(.971)
Total Distributions	(.120)	(1.660)	(1.884)	(2.385)	(.971)
Net Asset Value, End of Period	$13.46	$9.78	$18.15	$19.32	$19.61

Total Return	39.38%	–39.47%	3.77%	10.21%	6.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$566	$432	$794	$823	$744
Ratio of Total Expenses to
Average Net Assets[2]	0.40%	0.33%	0.36%	0.38%	0.40%
Ratio of Net Investment Income to
Average Net Assets	0.43%	0.80%	0.49%	0.51%	0.35%
Portfolio Turnover Rate	60%	94%	75%	79%	71%

1 Calculated based on average shares outstanding.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.03%), (0.06%), (0.04%), and (0.02%).

Notes to Financial Statements

Vanguard Variable Insurance Fund Small Company Growth Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

13

Vanguard Small Company Growth Portfolio

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Granahan Investment Management, Inc., provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Granahan Investment Management, Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index.

The Vanguard Group provides investment advisory services to a portion of the portfolio on an at-cost basis; the portfolio paid Vanguard advisory fees of $110,000 for the year ended December 31, 2009.

For the year ended December 31, 2009, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of the portfolio’s average net assets, with no adjustment required based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2009, the portfolio had contributed capital of $107,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 — Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of December 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	538,654	—	—
Temporary Cash Investments	38,490	2,199	—
Futures Contracts—Liabilities[1]	(151)	—	—
Total	576,993	2,199	—
1 Represents variation margin on the last day of the reporting period.

14

Vanguard Small Company Growth Portfolio

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended December 31, 2009:

Investments in
Common Stocks
Amount Valued Based on Level 3 Inputs	($000)
Balance as of December 31, 2008	3,659
Transfers out of Level 3	(2,172)
Change in Unrealized Appreciation (Depreciation)	(1,487)
Balance as December 31, 2009	—

E. At December 31, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
E-mini Russell 2000 Index	March 2010	222	13,851	353

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2009, the portfolio had $2,019,000 of ordinary income available for distribution. The portfolio had available capital loss carryforwards totaling $111,596,000 to offset future net capital gains of $30,165,000 through December 31, 2016, and $81,431,000 through December 31, 2017. In addition, the portfolio realized losses of $2,384,000 during the period from November 1, 2009, through December 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At December 31, 2009, the cost of investment securities for tax purposes was $575,299,000. Net unrealized appreciation of investment securities for tax purposes was $4,044,000, consisting of unrealized gains of $65,962,000 on securities that had risen in value since their purchase and $61,918,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended December 31, 2009, the portfolio purchased $263,100,000 of investment securities and sold $278,484,000 of investment securities, other than temporary cash investments.

H. The portfolio has invested in a company that is considered to be an affiliated company of the portfolio because the portfolio owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of this company were as follows:

			Current Period Transactions
	Dec. 31, 2008		Proceeds from		Dec. 31, 2009
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
MHI Hospitality Corp.	NA1	938	25	—	819

1 Not applicable—At December 31, 2008, the issuer was not an affiliated company of the fund.

15

Vanguard Small Company Growth Portfolio

I. Capital shares issued and redeemed were:
	Year Ended December 31,
	2009	2008
	Shares	Shares
	(000)	(000)
Issued	7,336	6,019
Issued in Lieu of Cash Distributions	517	5,273
Redeemed	(9,914)	(10,939)
Net Increase (Decrease) in Shares Outstanding	(2,061)	353

J. In preparing the financial statements as of December 31, 2009, management considered the impact of subsequent events occurring through February 10, 2010, for potential recognition or disclosure in these financial statements.

16

Vanguard Small Company Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Small Company Growth Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Small Company Growth Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and broker and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 10, 2010

Special 2009 tax information (unaudited) for corporate shareholders only for Vanguard
Variable Insurance Fund Small Company Growth Portfolio

This information for the fiscal year ended December 31, 2009, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

For corporate shareholders, 100.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

17

Vanguard Small Company Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Small Company Growth Portfolio	6/30/2009	12/31/2009	Period[1]
Based on Actual Fund Return	$1,000.00	$1,234.86	$2.25
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.19	2.04

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.40%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

18

Vanguard® Total Bond Market Index Portfolio

As normalcy was restored to the credit markets, the Total Bond Market Index Portfolio returned 5.94% for the year ended December 31, 2009, in line with its target index’s return. Amid a low-quality bond rally, however, the portfolio trailed the average return of peer funds by more than 6 percentage points. In contrast, in 2008, when the highest-quality bonds were the best performers, the portfolio returned 5.23%, while the average return of the peer group was –4.43%. On December 31, the portfolio’s 30-day SEC yield was 3.34%, down from 4.31% a year ago.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Also, as of January 1, 2010, the portfolio adopted a new float-adjusted version of its former benchmark index to better represent the liquidity in the marketplace by including only those bonds that are actually available to investors. The Federal Reserve Board’s extraordinary efforts to stabilize the credit markets included plans to purchase more than $1 trillion in

U.S. agency mortgage-backed securities, effectively removing these bonds from the investable universe. Barclays Capital updates its float-adjusted indexes as such bonds are taken out of the public supply, and then again when they are sold back.

Corporate bonds rallied as confidence returned
The U.S. bond market’s dynamics in 2009 shifted dramatically from those of 2008, but produced a quite similar return. As government rescue programs started to take hold, investors sought risk and rewards again, shunning Treasuries in favor of the higher yields offered by corporate bonds. Treasury securities—2008’s star performers—lagged. (Also lowering Treasury prices was the government’s sale of a record $2.1 trillion of new securities.) The sizable Treasury component of the benchmark index finished 2009 in negative territory, pulling down the index’s overall return.

Corporate bonds—a smaller slice of the fixed income market—had a dramatic turnaround: After returning –4.94% in 2008—the worst annual return for this component of the benchmark since 1974—they enjoyed double-digit gains in 2009. Some of the best performers were bonds of lower credit quality.

Investors’ renewed appetite for risk also led to significant differences in returns by maturity. Intermediate-term bonds generally outperformed short-term securities. Long-term Treasury bonds posted the lowest returns as their yields rose—reflecting investors’ concern about future inflation.

Close tracking of the index is a hallmark of the fund’s advisor
The portfolio’s ability to track its target index over time (see accompanying table), especially in the exceptional 2008–2009 period, is a tribute to the skill and low costs of Vanguard Fixed Income Group, the portfolio’s advisor. The Fixed Income Group’s seasoned team of portfolio managers, traders, risk managers, and credit analysts are supported by state-of-the-art information technology. These resources are critical to the portfolio’s day-to-day management and to the advisor’s efforts to capture key characteristics of the benchmark—such as credit quality, duration, and yield to maturity—as well as its returns without owning all of the index’s more than 8,000 bonds. Low costs also helped the portfolio’s ten-year average annual return exceed that of its peer group by almost 1 full percentage point.

Total Returns
		Ten Years Ended
		December 31, 2009
	Year Ended	Average Annual
	December 31, 2009	Return
Vanguard Total Bond Market Index Portfolio	5.94%	6.07%
Barclays Capital U.S. Aggregate Bond Index	5.93	6.33
Intermediate-Term Investment Grade Debt Funds Average[1]	12.49	5.10

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Intermediate-Term
		Investment Grade
		Debt Funds
	Portfolio	Average
Total Bond Market Index Portfolio	0.22%	0.94%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the portfolio’s expense ratio was 0.21%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

Vanguard Total Bond Market Index Portfolio

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, portfolio shareholders approved the following two proposals:

Proposal 1—Elect trustees for each portfolio.*
The individuals listed in the table below were elected as trustees for each portfolio. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of
The Vanguard Group, Inc.) served as trustees to the portfolios prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	2,425,238,230	88,077,041	96.5%
Charles D. Ellis	2,405,751,014	107,564,257	95.7%
Emerson U. Fullwood	2,410,939,308	102,375,964	95.9%
Rajiv L. Gupta	2,416,514,339	96,800,932	96.1%
Amy Gutmann	2,406,002,852	107,312,420	95.7%
JoAnn Heffernan Heisen	2,416,649,368	96,665,903	96.2%
F. William McNabb III	2,425,903,403	87,411,868	96.5%
André F. Perold	2,412,392,305	100,922,967	96.0%
Alfred M. Rankin, Jr.	2,423,028,932	90,286,340	96.4%
Peter F. Volanakis	2,427,674,541	85,640,731	96.6%
* Results are for all portfolios within the same trust.

Proposal 2—Update and standardize the portfolios’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the portfolios to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Portfolio	For	Abstain	Against	Non-Votes	For
Total Bond Market Index Portfolio
2a	105,708,802	1,674,601	4,019,175	0	94.9%
2b	105,295,992	2,231,499	3,875,088	0	94.5%
2c	100,614,167	2,093,342	8,695,069	0	90.3%
2d	100,262,413	2,097,890	9,042,275	0	90.0%
2e	100,659,412	2,039,252	8,703,914	0	90.4%
2f	100,912,037	2,090,147	8,400,395	0	90.6%
2g	106,125,913	2,001,348	3,275,318	0	95.3%

Vanguard Total Bond Market Index Portfolio

Portfolio Profile
As of December 31, 2009

Financial Attributes
		Target
	Portfolio	Index[1]
Number of Issues	2,565	8,413
Yield[2]	3.3%	3.7%
Yield to Maturity	3.6%[3]	3.7%
Average Coupon	4.8%	4.7%
Average Effective Maturity	6.7 years	6.8 years
Average Quality[4]	Aa1	Aa1
Average Duration	4.5 years	4.6 years
Expense Ratio[5]	0.22%	—
Short-Term Reserves	0.5%	—

Volatility Measures
Portfolio Versus
Target Index[1]
R-Squared	0.99
Beta	1.00

Distribution by Maturity (% of portfolio)
Under 1 Year	1.2%
1–5 Years	47.4
5–10 Years	39.1
10–20 Years	5.5
20–30 Years	6.7
Over 30 Years	0.1

Sector Diversification[6] (% of portfolio)
Asset-Backed/Commercial Mortgage-Backed	3.9%
Finance	7.2
Foreign	4.3
Government Mortgage-Backed	33.7
Industrial	10.5
Treasury/Agency	37.7
Utilities	2.2
Other	0.5

Distribution by Credit Quality[4] (% of portfolio)
Aaa	76.9%
Aa	4.0
A	10.4
Baa	8.7

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Barclays Capital U.S. Aggregate Bond Index.
2 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
3 Before expenses.
4 Source: Moody’s Investors Service.
5 The expense ratio shown is from the prospectus dated April 29, 2009, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the portfolio’s expense ratio was 0.21%.
6 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Total Bond Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 1999–December 31, 2009
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2009			of a $10,000
	One Year	Five Years	Ten Years	Investment
Total Bond Market Index Portfolio	5.94%	4.96%	6.07%	$18,024
Barclays Capital U.S. Aggregate Bond Index	5.93	4.97	6.33	18,475
Intermediate-Term Investment
Grade Debt Funds Average[1]	12.49	3.48	5.10	16,450

Fiscal Year Total Returns (%): December 31, 1999–December 31, 2009

1 Derived from data provided by Lipper Inc.; based on the Intermediate-Term U.S. Government Funds Average through December 31, 2001, and the Intermediate-Term Investment Grade Debt Funds Average thereafter.
See Financial Highlights for dividend and capital gains information.

Vanguard Total Bond Market Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2009

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (71.5%)
U.S. Government Securities (29.5%)
United States Treasury
Inflation Indexed Bonds	3.500%	1/15/11	1,450	1,868
United States Treasury
Note/Bond	4.250%	1/15/11	10,000	10,375
United States Treasury
Note/Bond	0.875%	2/28/11	3,625	3,633
United States Treasury
Note/Bond	4.500%	2/28/11	2,485	2,594
United States Treasury
Note/Bond	0.875%	3/31/11	8,150	8,164
United States Treasury
Note/Bond	0.875%	4/30/11	325	325
United States Treasury
Note/Bond	4.875%	4/30/11	3,450	3,633
United States Treasury
Note/Bond	0.875%	5/31/11	1,975	1,977
United States Treasury
Note/Bond	1.125%	6/30/11	5,350	5,371
United States Treasury
Note/Bond	5.125%	6/30/11	12,950	13,759
United States Treasury
Note/Bond	1.000%	7/31/11	6,450	6,459
United States Treasury
Note/Bond	4.875%	7/31/11	575	611
United States Treasury
Note/Bond	1.000%	8/31/11	12,324	12,327
United States Treasury
Note/Bond	4.625%	8/31/11	975	1,034
United States Treasury
Note/Bond	1.000%	9/30/11	875	875
United States Treasury
Note/Bond	4.500%	9/30/11	3,551	3,764
United States Treasury
Note/Bond	1.000%	10/31/11	175	175
United States Treasury
Note/Bond	1.750%	11/15/11	125	127
United States Treasury
Note/Bond	0.750%	11/30/11	21,950	21,806
United States Treasury
Note/Bond	1.125%	12/15/11	3,675	3,676
United States Treasury
Note/Bond	4.625%	12/31/11	50	53
United States Treasury
Note/Bond	1.125%	1/15/12	7,750	7,743
United States Treasury
Note/Bond	4.750%	1/31/12	350	376
United States Treasury
Note/Bond	1.375%	2/15/12	23,600	23,666
United States Treasury
Note/Bond	4.625%	2/29/12	750	804
United States Treasury
Note/Bond	1.375%	3/15/12	2,000	2,005
United States Treasury
Note/Bond	4.500%	3/31/12	3,475	3,719
United States Treasury
Note/Bond	1.375%	4/15/12	1,025	1,026

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury
Note/Bond	4.500%	4/30/12	200	214
United States Treasury
Note/Bond	1.375%	5/15/12	8,000	8,001
United States Treasury
Note/Bond	4.750%	5/31/12	150	162
United States Treasury
Note/Bond	4.875%	6/30/12	4,894	5,308
United States Treasury
Note/Bond	1.500%	7/15/12	450	451
United States Treasury
Note/Bond	4.625%	7/31/12	2,325	2,511
United States Treasury
Note/Bond	1.750%	8/15/12	480	483
United States Treasury
Note/Bond	1.375%	9/15/12	8,571	8,533
United States Treasury
Note/Bond	4.250%	9/30/12	225	242
United States Treasury
Note/Bond	1.375%	10/15/12	6,825	6,789
United States Treasury
Note/Bond	3.875%	10/31/12	6,000	6,385
United States Treasury
Note/Bond	1.375%	11/15/12	4,225	4,196
United States Treasury
Note/Bond	4.000%	11/15/12	1,300	1,389
United States Treasury
Note/Bond	3.375%	11/30/12	2,625	2,757
United States Treasury
Note/Bond	1.125%	12/15/12	25,225	24,827
United States Treasury
Note/Bond	2.750%	2/28/13	580	598
United States Treasury
Note/Bond	3.625%	5/15/13	3,575	3,786
United States Treasury
Note/Bond	3.500%	5/31/13	12,075	12,728
United States Treasury
Note/Bond	3.375%	6/30/13	575	604
United States Treasury
Note/Bond	3.375%	7/31/13	425	446
United States Treasury
Note/Bond	4.250%	8/15/13	1,300	1,403
United States Treasury
Note/Bond	3.125%	8/31/13	275	286
United States Treasury
Note/Bond	3.125%	9/30/13	14,725	15,307
United States Treasury
Note/Bond	2.750%	10/31/13	2,225	2,279
United States Treasury
Note/Bond	4.250%	11/15/13	1,750	1,891
United States Treasury
Note/Bond	2.000%	11/30/13	1,350	1,343
United States Treasury
Note/Bond	1.500%	12/31/13	300	292
United States Treasury
Note/Bond	1.750%	1/31/14	400	393
United States Treasury
Note/Bond	1.875%	2/28/14	4,125	4,058

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury
Note/Bond	1.750%	3/31/14	3,250	3,173
United States Treasury
Note/Bond	2.625%	7/31/14	14,120	14,195
United States Treasury
Note/Bond	2.375%	8/31/14	5,700	5,659
United States Treasury
Note/Bond	2.375%	10/31/14	5,200	5,145
United States Treasury
Note/Bond	2.125%	11/30/14	17,125	16,726
United States Treasury
Note/Bond	4.000%	2/15/15	1,525	1,621
United States Treasury
Note/Bond	11.250%	2/15/15	5,775	8,148
United States Treasury
Note/Bond	4.125%	5/15/15	19,350	20,635
United States Treasury
Note/Bond	4.250%	8/15/15	1,825	1,954
United States Treasury
Note/Bond	10.625%	8/15/15	35	49
United States Treasury
Note/Bond	9.875%	11/15/15	1,450	1,992
United States Treasury
Note/Bond	9.250%	2/15/16	75	101
United States Treasury
Note/Bond	2.625%	2/29/16	2,550	2,481
United States Treasury
Note/Bond	2.375%	3/31/16	650	622
United States Treasury
Note/Bond	2.625%	4/30/16	225	218
United States Treasury
Note/Bond	5.125%	5/15/16	10,750	11,990
United States Treasury
Note/Bond	7.250%	5/15/16	685	848
United States Treasury
Note/Bond	3.250%	5/31/16	1,250	1,256
United States Treasury
Note/Bond	3.250%	6/30/16	500	502
United States Treasury
Note/Bond	4.875%	8/15/16	1,675	1,842
United States Treasury
Note/Bond	3.000%	9/30/16	5,550	5,449
United States Treasury
Note/Bond	3.125%	10/31/16	1,000	988
United States Treasury
Note/Bond	4.625%	11/15/16	250	270
United States Treasury
Note/Bond	7.500%	11/15/16	2,100	2,647
United States Treasury
Note/Bond	3.250%	12/31/16	17,025	16,860
United States Treasury
Note/Bond	4.625%	2/15/17	400	432
United States Treasury
Note/Bond	8.750%	5/15/17	6,875	9,297
United States Treasury
Note/Bond	4.750%	8/15/17	3,775	4,098
United States Treasury
Note/Bond	8.875%	8/15/17	6,850	9,341
United States Treasury
Note/Bond	3.500%	2/15/18	1,550	1,538
United States Treasury
Note/Bond	3.875%	5/15/18	11,875	12,062
United States Treasury
Note/Bond	9.125%	5/15/18	450	632
United States Treasury
Note/Bond	4.000%	8/15/18	9,875	10,089
United States Treasury
Note/Bond	3.750%	11/15/18	7,300	7,301
United States Treasury
Note/Bond	8.875%	2/15/19	1,835	2,564
United States Treasury
Note/Bond	3.625%	8/15/19	2,625	2,582

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	United States Treasury
	Note/Bond	8.125%	8/15/19	195	263
	United States Treasury
	Note/Bond	3.375%	11/15/19	10,150	9,768
	United States Treasury
	Note/Bond	8.500%	2/15/20	65	90
	United States Treasury
	Note/Bond	8.750%	8/15/20	9,225	13,053
	United States Treasury
	Note/Bond	7.875%	2/15/21	2,880	3,873
	United States Treasury
	Note/Bond	8.125%	5/15/21	360	493
	United States Treasury
	Note/Bond	8.000%	11/15/21	1,070	1,458
	United States Treasury
	Note/Bond	7.250%	8/15/22	210	272
	United States Treasury
	Note/Bond	7.625%	11/15/22	40	53
	United States Treasury
	Note/Bond	7.125%	2/15/23	2,190	2,810
	United States Treasury
	Note/Bond	6.250%	8/15/23	10,475	12,516
	United States Treasury
	Note/Bond	6.875%	8/15/25	900	1,142
	United States Treasury
	Note/Bond	6.000%	2/15/26	50	59
	United States Treasury
	Note/Bond	6.750%	8/15/26	3,805	4,802
	United States Treasury
	Note/Bond	6.500%	11/15/26	475	586
	United States Treasury
	Note/Bond	6.625%	2/15/27	1,765	2,205
	United States Treasury
	Note/Bond	6.375%	8/15/27	110	134
	United States Treasury
	Note/Bond	5.500%	8/15/28	20	22
	United States Treasury
	Note/Bond	5.250%	11/15/28	960	1,041
	United States Treasury
	Note/Bond	5.250%	2/15/29	2,400	2,601
	United States Treasury
	Note/Bond	6.125%	8/15/29	480	577
	United States Treasury
	Note/Bond	6.250%	5/15/30	550	672
	United States Treasury
	Note/Bond	5.375%	2/15/31	3,075	3,400
	United States Treasury
	Note/Bond	4.500%	2/15/36	7,125	7,023
	United States Treasury
	Note/Bond	5.000%	5/15/37	1,225	1,302
	United States Treasury
	Note/Bond	4.375%	2/15/38	975	937
	United States Treasury
	Note/Bond	4.250%	5/15/39	3,725	3,497
	United States Treasury
	Note/Bond	4.500%	8/15/39	10,741	10,507
					530,070
Agency Bonds and Notes (7.5%)
1	American Express Bank FSB	3.150%	12/9/11	500	517
1	Bank of America Corp.	2.100%	4/30/12	1,425	1,441
1	Bank of America Corp.	3.125%	6/15/12	700	727
1	Bank of America Corp.	2.375%	6/22/12	750	764
1	Bank of America NA	1.700%	12/23/10	350	354
1	Bank of the West	2.150%	3/27/12	300	304
1	Citibank NA	1.625%	3/30/11	200	202
1	Citibank NA	1.500%	7/12/11	200	201
1	Citibank NA	1.375%	8/10/11	250	251
1	Citibank NA	1.250%	9/22/11	150	150
1	Citibank NA	1.875%	5/7/12	475	478
1	Citibank NA	1.750%	12/28/12	550	547
1	Citigroup Funding Inc.	1.375%	5/5/11	725	729

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1	Citigroup Funding Inc.	2.000%	3/30/12	200	202
1	Citigroup Funding Inc.	2.125%	7/12/12	325	328
1	Citigroup Funding Inc.	1.875%	10/22/12	475	474
1	Citigroup Funding Inc.	2.250%	12/10/12	125	126
1	Citigroup Inc.	2.875%	12/9/11	525	540
1	Citigroup Inc.	2.125%	4/30/12	1,250	1,266
	Egypt Government AID Bonds	4.450%	9/15/15	350	365
2	Federal Farm Credit Bank	2.625%	4/21/11	350	358
2	Federal Farm Credit Bank	5.375%	7/18/11	550	586
2	Federal Farm Credit Bank	3.875%	8/25/11	350	366
2	Federal Farm Credit Bank	2.250%	4/24/12	2,675	2,719
2	Federal Farm Credit Bank	2.125%	6/18/12	375	380
2	Federal Farm Credit Bank	4.500%	10/17/12	100	107
2	Federal Farm Credit Bank	1.875%	12/7/12	250	249
2	Federal Farm Credit Bank	3.875%	10/7/13	150	158
2	Federal Farm Credit Bank	2.625%	4/17/14	250	249
2	Federal Farm Credit Bank	3.000%	9/22/14	300	302
2	Federal Farm Credit Bank	4.875%	12/16/15	175	188
2	Federal Farm Credit Bank	5.125%	8/25/16	225	244
2	Federal Farm Credit Bank	4.875%	1/17/17	250	266
2	Federal Farm Credit Bank	5.150%	11/15/19	500	515
2	Federal Home Loan Bank
	of Chicago	5.625%	6/13/16	75	76
2	Federal Home Loan Banks	1.625%	3/16/11	500	505
2	Federal Home Loan Banks	1.375%	5/16/11	400	403
2	Federal Home Loan Banks	3.125%	6/10/11	375	386
2	Federal Home Loan Banks	3.625%	7/1/11	525	545
2	Federal Home Loan Banks	1.625%	7/27/11	1,350	1,363
2	Federal Home Loan Banks	5.375%	8/19/11	3,125	3,343
2	Federal Home Loan Banks	3.750%	9/9/11	125	130
2	Federal Home Loan Banks	3.625%	9/16/11	275	287
2	Federal Home Loan Banks	4.875%	11/18/11	400	427
2	Federal Home Loan Banks	1.000%	12/28/11	500	498
2	Federal Home Loan Banks	1.875%	6/20/12	950	959
2	Federal Home Loan Banks	1.750%	8/22/12	2,675	2,678
2	Federal Home Loan Banks	1.625%	9/26/12	400	398
[2,3] Federal Home Loan Banks		2.000%	10/5/12	270	270
[2,3] Federal Home Loan Banks		2.000%	11/9/12	1,025	1,020
2	Federal Home Loan Banks	1.500%	1/16/13	1,150	1,135
2	Federal Home Loan Banks	3.375%	2/27/13	300	313
2	Federal Home Loan Banks	3.875%	6/14/13	825	874
2	Federal Home Loan Banks	5.125%	8/14/13	725	798
2	Federal Home Loan Banks	4.000%	9/6/13	400	424
2	Federal Home Loan Banks	5.250%	9/13/13	875	963
2	Federal Home Loan Banks	4.500%	9/16/13	1,125	1,212
2	Federal Home Loan Banks	3.625%	10/18/13	750	786
2	Federal Home Loan Banks	4.875%	11/27/13	675	738
2	Federal Home Loan Banks	5.500%	8/13/14	1,600	1,793
2	Federal Home Loan Banks	5.375%	5/18/16	1,800	1,994
2	Federal Home Loan Banks	5.125%	10/19/16	525	571
2	Federal Home Loan Banks	4.750%	12/16/16	1,625	1,738
2	Federal Home Loan Banks	4.875%	5/17/17	125	134
2	Federal Home Loan Banks	5.000%	11/17/17	575	620
2	Federal Home Loan Banks	5.250%	12/11/20	425	454
2	Federal Home Loan Banks	5.625%	6/11/21	35	38
2	Federal Home Loan
	Mortgage Corp.	4.750%	1/18/11	150	156
2	Federal Home Loan
	Mortgage Corp.	3.250%	2/25/11	500	514
2	Federal Home Loan
	Mortgage Corp.	1.625%	4/26/11	675	682
2	Federal Home Loan
	Mortgage Corp.	6.000%	6/15/11	2,700	2,898
2	Federal Home Loan
	Mortgage Corp.	3.875%	6/29/11	1,000	1,043
2	Federal Home Loan
	Mortgage Corp.	5.250%	7/18/11	4,250	4,526
2	Federal Home Loan
	Mortgage Corp.	5.750%	1/15/12	2,250	2,452
2	Federal Home Loan
	Mortgage Corp.	2.125%	3/23/12	800	813

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	Federal Home Loan
	Mortgage Corp.	1.750%	6/15/12	800	805
2	Federal Home Loan
	Mortgage Corp.	5.500%	8/20/12	2,000	2,196
2	Federal Home Loan
	Mortgage Corp.	2.125%	9/21/12	250	252
2	Federal Home Loan
	Mortgage Corp.	4.625%	10/25/12	1,075	1,158
2	Federal Home Loan
	Mortgage Corp.	4.125%	12/21/12	425	451
2	Federal Home Loan
	Mortgage Corp.	4.500%	1/15/13	650	699
2	Federal Home Loan
	Mortgage Corp.	3.750%	6/28/13	600	632
2	Federal Home Loan
	Mortgage Corp.	4.500%	7/15/13	275	297
2	Federal Home Loan
	Mortgage Corp.	4.125%	9/27/13	200	213
2	Federal Home Loan
	Mortgage Corp.	4.875%	11/15/13	450	492
2	Federal Home Loan
	Mortgage Corp.	4.500%	1/15/14	700	755
2	Federal Home Loan
	Mortgage Corp.	2.500%	4/23/14	2,650	2,641
2	Federal Home Loan
	Mortgage Corp.	5.000%	7/15/14	2,225	2,442
2	Federal Home Loan
	Mortgage Corp.	3.000%	7/28/14	2,000	2,024
2	Federal Home Loan
	Mortgage Corp.	5.250%	4/18/16	625	690
2	Federal Home Loan
	Mortgage Corp.	5.500%	7/18/16	375	419
2	Federal Home Loan
	Mortgage Corp.	4.875%	6/13/18	550	589
2	Federal Home Loan
	Mortgage Corp.	3.750%	3/27/19	1,425	1,397
2	Federal Home Loan
	Mortgage Corp.	6.750%	9/15/29	400	481
2	Federal Home Loan
	Mortgage Corp.	6.750%	3/15/31	1,525	1,868
2	Federal Home Loan
	Mortgage Corp.	6.250%	7/15/32	250	291
2	Federal National Mortgage Assn.	6.250%	2/1/11	400	419
2	Federal National Mortgage Assn.	5.500%	3/15/11	4,500	4,750
2	Federal National Mortgage Assn.	1.750%	3/23/11	575	581
2	Federal National Mortgage Assn.	5.125%	4/15/11	925	975
2	Federal National Mortgage Assn.	1.375%	4/28/11	800	805
2	Federal National Mortgage Assn.	3.375%	5/19/11	1,000	1,034
2	Federal National Mortgage Assn.	5.000%	10/15/11	1,025	1,094
2	Federal National Mortgage Assn.	1.000%	11/23/11	150	149
2	Federal National Mortgage Assn.	2.000%	1/9/12	1,000	1,015
2	Federal National Mortgage Assn.	0.875%	1/12/12	900	894
2	Federal National Mortgage Assn.	6.125%	3/15/12	1,450	1,599
2	Federal National Mortgage Assn.	1.875%	4/20/12	325	328
2	Federal National Mortgage Assn.	4.875%	5/18/12	750	809
2	Federal National Mortgage Assn.	5.250%	8/1/12	150	161
2	Federal National Mortgage Assn.	1.750%	8/10/12	3,500	3,506
2	Federal National Mortgage Assn.	4.375%	9/15/12	350	374
2	Federal National Mortgage Assn.	3.625%	2/12/13	425	446
2	Federal National Mortgage Assn.	4.750%	2/21/13	600	648
2	Federal National Mortgage Assn.	4.375%	3/15/13	1,850	1,985
2	Federal National Mortgage Assn.	4.625%	5/1/13	750	788
2	Federal National Mortgage Assn.	4.625%	10/15/13	2,950	3,197
2	Federal National Mortgage Assn.	2.875%	12/11/13	1,025	1,045
2	Federal National Mortgage Assn.	2.750%	3/13/14	675	680
2	Federal National Mortgage Assn.	2.500%	5/15/14	450	448
2	Federal National Mortgage Assn.	3.000%	9/16/14	450	455
2	Federal National Mortgage Assn.	4.625%	10/15/14	1,000	1,080
2	Federal National Mortgage Assn.	2.625%	11/20/14	400	396
2	Federal National Mortgage Assn.	4.375%	10/15/15	500	530
2	Federal National Mortgage Assn.	5.250%	9/15/16	1,150	1,267

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	Federal National Mortgage Assn.	4.875%	12/15/16	500	540
2	Federal National Mortgage Assn.	5.000%	2/13/17	1,925	2,088
2	Federal National Mortgage Assn.	5.000%	5/11/17	2,000	2,167
2	Federal National Mortgage Assn.	5.375%	6/12/17	1,000	1,106
2	Federal National Mortgage Assn.	6.250%	5/15/29	175	202
2	Federal National Mortgage Assn.	7.125%	1/15/30	925	1,170
2	Federal National Mortgage Assn.	7.250%	5/15/30	300	384
2	Federal National Mortgage Assn.	6.625%	11/15/30	300	362
2	Federal National Mortgage Assn.	5.625%	7/15/37	425	448
2	Financing Corp. Fico	9.650%	11/2/18	225	315
1	General Electric Capital Corp.	1.625%	1/7/11	600	605
1	General Electric Capital Corp.	1.800%	3/11/11	750	759
1	General Electric Capital Corp.	3.000%	12/9/11	1,150	1,186
1	General Electric Capital Corp.	2.250%	3/12/12	425	432
1	General Electric Capital Corp.	2.200%	6/8/12	900	912
1	General Electric Capital Corp.	2.125%	12/21/12	475	477
1	General Electric Capital Corp.	2.625%	12/28/12	350	357
1	Goldman Sachs Group Inc.	1.700%	3/15/11	300	303
1	Goldman Sachs Group Inc.	1.625%	7/15/11	300	303
1	Goldman Sachs Group Inc.	2.150%	3/15/12	175	178
1	Goldman Sachs Group Inc.	3.250%	6/15/12	625	650
1	HSBC USA Inc.	3.125%	12/16/11	375	388
	Israel Government AID Bond	5.500%	9/18/23	150	160
	Israel Government AID Bond	5.500%	12/4/23	50	53
	Israel Government AID Bond	5.500%	4/26/24	325	345
1	JPMorgan Chase & Co.	1.650%	2/23/11	500	505
1	JPMorgan Chase & Co.	3.125%	12/1/11	275	284
1	JPMorgan Chase & Co.	2.200%	6/15/12	500	508
1	JPMorgan Chase & Co.	2.125%	6/22/12	350	355
1	JPMorgan Chase & Co.	2.125%	12/26/12	825	830
1	Morgan Stanley	2.900%	12/1/10	300	306
1	Morgan Stanley	3.250%	12/1/11	800	830
1	Morgan Stanley	1.950%	6/20/12	725	732
	Private Export Funding Corp.	3.050%	10/15/14	250	249
	Private Export Funding Corp.	4.375%	3/15/19	200	198
	Private Export Funding Corp.	4.300%	12/15/21	75	70
1	Regions Bank	2.750%	12/10/10	450	459
1	Sovereign Bank	2.750%	1/17/12	200	205
1	State Street Corp.	2.150%	4/30/12	325	329
2	Tennessee Valley Authority	5.500%	7/18/17	275	302
2	Tennessee Valley Authority	4.500%	4/1/18	175	180
2	Tennessee Valley Authority	6.750%	11/1/25	50	57
2	Tennessee Valley Authority	7.125%	5/1/30	1,000	1,227
2	Tennessee Valley Authority	4.650%	6/15/35	175	155
2	Tennessee Valley Authority	5.500%	6/15/38	100	100
2	Tennessee Valley Authority	5.250%	9/15/39	150	148
2	Tennessee Valley Authority	4.875%	1/15/48	100	90
2	Tennessee Valley Authority	5.375%	4/1/56	50	49
1	US Central Federal Credit Union	1.900%	10/19/12	250	250
1	Wells Fargo & Co.	3.000%	12/9/11	850	876
1	Wells Fargo & Co.	2.125%	6/15/12	275	279
1	Western Corporate Federal
	Credit Union	1.750%	11/2/12	125	124
					135,447
Conventional Mortgage-Backed Securities (32.8%)
[2,3] Fannie Mae Pool		4.000%	12/1/10–
			1/1/40	16,202	16,124
[2,3] Fannie Mae Pool		4.500%	9/1/11–
			1/1/40	38,891	39,720
[2,3] Fannie Mae Pool		5.000%	4/1/10–
			1/1/40	67,647	70,071
[2,3] Fannie Mae Pool		5.500%	3/1/17–
			1/1/40	80,875	85,115
[2,3] Fannie Mae Pool		6.000%	8/1/11–
			1/1/40	57,726	61,487
[2,3] Fannie Mae Pool		6.500%	5/1/11–
			1/1/39	17,543	18,860
[2,3] Fannie Mae Pool		7.000%	11/1/10–
			11/1/37	5,029	5,519

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2,3] Fannie Mae Pool		7.500%	11/1/11–
			7/1/32	250	275
[2,3] Fannie Mae Pool		8.000%	4/1/10–
			11/1/30	88	96
[2,3] Fannie Mae Pool		8.500%	7/1/22–
			4/1/31	37	42
[2,3] Fannie Mae Pool		9.000%	6/1/22–
			12/1/24	11	12
[2,3] Fannie Mae Pool		9.500%	12/1/18–
			2/1/25	6	7
[2,3] Fannie Mae Pool		10.000%	8/1/20–
			8/1/21	2	3
[2,3] Fannie Mae Pool		10.500%	8/1/20	1	1
[2,3] Freddie Mac Gold Pool		4.000%	7/1/10–
			1/1/40	10,848	10,850
[2,3] Freddie Mac Gold Pool		4.500%	7/1/10–
			1/1/40	28,203	28,756
[2,3] Freddie Mac Gold Pool		5.000%	11/1/17–
			1/1/40	47,053	48,649
[2,3] Freddie Mac Gold Pool		5.500%	12/1/13–
			1/1/40	51,757	54,431
[2,3] Freddie Mac Gold Pool		6.000%	11/1/10–
			1/1/40	34,044	36,256
[2,3] Freddie Mac Gold Pool		6.500%	11/1/10–
			4/1/39	9,989	10,765
[2,3] Freddie Mac Gold Pool		7.000%	4/1/11–
			2/1/37	2,764	3,014
[2,3] Freddie Mac Gold Pool		7.500%	2/1/10–
			12/1/30	171	188
[2,3] Freddie Mac Gold Pool		8.000%	12/1/15–
			7/1/30	155	168
[2,3] Freddie Mac Gold Pool		8.500%	3/1/23–
			11/1/30	61	68
[2,3] Freddie Mac Gold Pool		9.000%	5/1/27–
			5/1/30	6	7
[2,3] Freddie Mac Gold Pool		9.500%	1/1/25–
			2/1/25	2	3
[2,3] Freddie Mac Gold Pool		10.000%	3/1/17	3	3
[2,3] Freddie Mac Non Gold Pool		10.000%	11/1/19	1	1
3	Ginnie Mae I Pool	4.000%	8/15/39	1,889	1,828
3	Ginnie Mae I Pool	4.500%	8/15/18–
			1/1/40	16,623	16,649
3	Ginnie Mae I Pool	5.000%	1/15/18–
			1/1/40	19,169	19,749
3	Ginnie Mae I Pool	5.500%	6/15/18–
			1/1/40	18,397	19,332
3	Ginnie Mae I Pool	6.000%	4/15/11–
			1/15/39	11,349	12,034
3	Ginnie Mae I Pool	6.500%	5/15/13–
			2/15/39	3,385	3,626
3	Ginnie Mae I Pool	7.000%	11/15/11–
			1/15/32	397	439
3	Ginnie Mae I Pool	7.500%	6/15/12–
			1/15/31	189	207
3	Ginnie Mae I Pool	8.000%	2/15/22–
			12/15/30	117	127
3	Ginnie Mae I Pool	8.500%	2/15/22–
			7/15/30	26	28
3	Ginnie Mae I Pool	9.000%	4/15/16–
			7/15/30	51	55
3	Ginnie Mae I Pool	9.500%	4/15/17–
			12/15/21	9	10
3	Ginnie Mae I Pool	10.000%	5/15/20	1	1
3	Ginnie Mae I Pool	10.500%	5/15/19	11	12
3	Ginnie Mae II Pool	4.500%	12/20/39	1,200	1,203
3	Ginnie Mae II Pool	5.000%	3/20/18–
			1/1/40	3,842	3,958
3	Ginnie Mae II Pool	5.500%	4/20/36–
			4/20/39	8,553	8,979
3	Ginnie Mae II Pool	6.000%	3/20/33–
			1/20/39	7,023	7,438

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	Ginnie Mae II Pool	6.500%	12/20/35–
			12/20/37	2,580	2,752
3	Ginnie Mae II Pool	7.000%	8/20/36–
			4/20/38	222	242
					589,160
Nonconventional Mortgage-Backed Securities (1.7%)
[2,3] Fannie Mae Pool		2.799%	10/1/34	165	169
[2,3] Fannie Mae Pool		2.808%	11/1/34	167	170
[2,3] Fannie Mae Pool		3.126%	9/1/34	47	48
[2,3] Fannie Mae Pool		4.132%	5/1/34	113	117
[2,3] Fannie Mae Pool		4.413%	8/1/35	699	723
[2,3] Fannie Mae Pool		4.421%	7/1/35	147	152
[2,3] Fannie Mae Pool		4.485%	4/1/37	447	466
[2,3] Fannie Mae Pool		4.498%	1/1/35	312	319
[2,3] Fannie Mae Pool		4.508%	4/1/36	272	281
[2,3] Fannie Mae Pool		4.549%	11/1/34	311	324
[2,3] Fannie Mae Pool		4.605%	12/1/35	382	398
[2,3] Fannie Mae Pool		4.610%	8/1/35	748	777
[2,3] Fannie Mae Pool		4.613%	11/1/33	75	77
[2,3] Fannie Mae Pool		4.629%	9/1/34	272	282
[2,3] Fannie Mae Pool		4.784%	6/1/34	112	117
[2,3] Fannie Mae Pool		4.852%	9/1/35	271	284
[2,3] Fannie Mae Pool		4.959%	7/1/35	81	84
[2,3] Fannie Mae Pool		5.015%	12/1/33	97	102
[2,3] Fannie Mae Pool		5.035%	2/1/36	90	94
[2,3] Fannie Mae Pool		5.039%	11/1/35	259	269
[2,3] Fannie Mae Pool		5.062%	8/1/37	537	562
[2,3] Fannie Mae Pool		5.075%	12/1/35	555	583
[2,3] Fannie Mae Pool		5.109%	1/1/36	226	236
[2,3] Fannie Mae Pool		5.128%	12/1/35	565	592
[2,3] Fannie Mae Pool		5.142%	3/1/38	336	351
[2,3] Fannie Mae Pool		5.186%	3/1/37	248	260
[2,3] Fannie Mae Pool		5.204%	8/1/38	30	31
[2,3] Fannie Mae Pool		5.301%	7/1/38	46	47
[2,3] Fannie Mae Pool		5.347%	12/1/35	290	303
[2,3] Fannie Mae Pool		5.450%	2/1/36	371	388
[2,3] Fannie Mae Pool		5.495%	5/1/37	231	237
[2,3] Fannie Mae Pool		5.547%	1/1/37	315	332
[2,3] Fannie Mae Pool		5.614%	5/1/36	155	163
[2,3] Fannie Mae Pool		5.617%	7/1/36	106	110
[2,3] Fannie Mae Pool		5.645%	3/1/37	268	283
[2,3] Fannie Mae Pool		5.647%	6/1/37	163	171
[2,3] Fannie Mae Pool		5.665%	6/1/36	148	157
[2,3] Fannie Mae Pool		5.675%	3/1/37	1,038	1,094
[2,3] Fannie Mae Pool		5.676%	2/1/37	696	730
[2,3] Fannie Mae Pool		5.686%	2/1/37	668	705
[2,3] Fannie Mae Pool		5.710%	9/1/36	145	153
[2,3] Fannie Mae Pool		5.729%	3/1/37	940	993
[2,3] Fannie Mae Pool		5.756%	1/1/36	164	173
[2,3] Fannie Mae Pool		5.756%	4/1/37	171	179
[2,3] Fannie Mae Pool		5.756%	12/1/37	641	675
[2,3] Fannie Mae Pool		5.764%	4/1/36	325	343
[2,3] Fannie Mae Pool		5.793%	4/1/37	368	387
[2,3] Fannie Mae Pool		5.838%	9/1/36	685	719
[2,3] Fannie Mae Pool		5.893%	11/1/36	694	734
[2,3] Fannie Mae Pool		5.999%	10/1/37	496	524
[2,3] Fannie Mae Pool		6.045%	6/1/36	54	58
[2,3] Fannie Mae Pool		6.062%	8/1/37	281	294
[2,3] Fannie Mae Pool		6.499%	9/1/37	364	387
[2,3] Freddie Mac Non Gold Pool		2.691%	12/1/34	257	262
[2,3] Freddie Mac Non Gold Pool		3.072%	9/1/34	141	145
[2,3] Freddie Mac Non Gold Pool		3.160%	12/1/34	153	159
[2,3] Freddie Mac Non Gold Pool		3.448%	12/1/36	89	92
[2,3] Freddie Mac Non Gold Pool		4.358%	1/1/35	17	17
[2,3] Freddie Mac Non Gold Pool		4.590%	4/1/35	324	334
[2,3] Freddie Mac Non Gold Pool		4.594%	11/1/34	256	266
[2,3] Freddie Mac Non Gold Pool		4.660%	7/1/35	230	238
[2,3] Freddie Mac Non Gold Pool		4.688%	12/1/35	386	403
[2,3] Freddie Mac Non Gold Pool		4.738%	3/1/36	276	284
[2,3] Freddie Mac Non Gold Pool		4.789%	7/1/35	299	310
[2,3] Freddie Mac Non Gold Pool		5.024%	5/1/35	306	318

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2,3] Freddie Mac Non Gold Pool		5.287%	3/1/36	343	359
[2,3] Freddie Mac Non Gold Pool		5.291%	3/1/38	395	413
[2,3] Freddie Mac Non Gold Pool		5.329%	12/1/35	233	244
[2,3] Freddie Mac Non Gold Pool		5.428%	3/1/37	259	273
[2,3] Freddie Mac Non Gold Pool		5.435%	4/1/37	442	464
[2,3] Freddie Mac Non Gold Pool		5.502%	2/1/36	259	270
[2,3] Freddie Mac Non Gold Pool		5.568%	5/1/36	299	312
[2,3] Freddie Mac Non Gold Pool		5.582%	4/1/37	343	359
[2,3] Freddie Mac Non Gold Pool		5.598%	7/1/36	195	205
[2,3] Freddie Mac Non Gold Pool		5.656%	12/1/36	422	445
[2,3] Freddie Mac Non Gold Pool		5.683%	3/1/37	595	628
[2,3] Freddie Mac Non Gold Pool		5.714%	9/1/36	911	961
[2,3] Freddie Mac Non Gold Pool		5.749%	4/1/37	361	376
[2,3] Freddie Mac Non Gold Pool		5.770%	5/1/36	167	175
[2,3] Freddie Mac Non Gold Pool		5.796%	6/1/37	1,015	1,071
[2,3] Freddie Mac Non Gold Pool		5.824%	10/1/37	498	524
[2,3] Freddie Mac Non Gold Pool		5.878%	12/1/36	208	220
[2,3] Freddie Mac Non Gold Pool		5.892%	5/1/37	509	537
[2,3] Freddie Mac Non Gold Pool		5.973%	10/1/37	114	120
[2,3] Freddie Mac Non Gold Pool		6.064%	8/1/37	381	403
[2,3] Freddie Mac Non Gold Pool		6.097%	12/1/36	351	372
[2,3] Freddie Mac Non Gold Pool		6.201%	6/1/37	252	265
[2,3] Freddie Mac Non Gold Pool		6.480%	2/1/37	293	312
					30,343
Total U.S. Government and Agency Obligations (Cost $1,257,087)					1,285,020
Asset-Backed/Commercial Mortgage-Backed Securities (3.9%)
3	Banc of America Commercial
	Mortgage Inc.	6.503%	4/15/36	584	604
3	Banc of America Commercial
	Mortgage Inc.	4.050%	11/10/38	133	133
3	Banc of America Commercial
	Mortgage Inc.	4.153%	11/10/38	50	49
3	Banc of America Commercial
	Mortgage Inc.	4.877%	7/10/42	510	486
3	Banc of America Commercial
	Mortgage Inc.	4.727%	7/10/43	200	167
3	Banc of America Commercial
	Mortgage Inc.	5.372%	9/10/45	250	236
[3,4] Banc of America Commercial
	Mortgage Inc.	5.421%	9/10/45	5	4
3	Banc of America Commercial
	Mortgage Inc.	5.115%	10/10/45	700	675
[3,4] Banc of America Commercial
	Mortgage Inc.	5.120%	10/10/45	700	685
[3,4] Banc of America Commercial
	Mortgage Inc.	5.176%	10/10/45	10	8
3	Banc of America Commercial
	Mortgage Inc.	5.634%	7/10/46	500	465
3	Banc of America Commercial
	Mortgage Inc.	5.675%	7/10/46	140	110
[3,4] Banc of America Commercial
	Mortgage Inc.	5.179%	9/10/47	50	44
3	Banc of America Commercial
	Mortgage Inc.	5.414%	9/10/47	320	298
3	Banc of America Commercial
	Mortgage Inc.	5.448%	9/10/47	50	40
[3,4] Banc of America Commercial
	Mortgage Inc.	6.166%	2/10/51	725	650
3	Bear Stearns Commercial
	Mortgage Securities	5.610%	11/15/33	1,100	1,138
3	Bear Stearns Commercial
	Mortgage Securities	5.462%	4/12/38	175	174
[3,4] Bear Stearns Commercial
	Mortgage Securities	5.463%	4/12/38	125	95
[3,4] Bear Stearns Commercial
	Mortgage Securities	5.758%	9/11/38	125	100
3	Bear Stearns Commercial
	Mortgage Securities	4.680%	8/13/39	250	248
3	Bear Stearns Commercial
	Mortgage Securities	5.666%	6/11/40	1,100	1,109

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	Bear Stearns Commercial
	Mortgage Securities	5.582%	9/11/41	95	76
3	Bear Stearns Commercial
	Mortgage Securities	4.521%	11/11/41	100	100
3	Bear Stearns Commercial
	Mortgage Securities	5.742%	9/11/42	825	782
3	Bear Stearns Commercial
	Mortgage Securities	5.793%	9/11/42	175	166
3	Bear Stearns Commercial
	Mortgage Securities	5.127%	10/12/42	397	397
3	Bear Stearns Commercial
	Mortgage Securities	5.149%	10/12/42	1,000	991
[3,4] Bear Stearns Commercial
	Mortgage Securities	5.513%	1/12/45	190	154
3	Bear Stearns Commercial
	Mortgage Securities	5.613%	6/11/50	275	274
3	Bear Stearns Commercial
	Mortgage Securities	5.694%	6/11/50	1,200	1,019
3	Bear Stearns Commercial
	Mortgage Securities	5.700%	6/11/50	400	341
[3,4] Bear Stearns Commercial
	Mortgage Securities	5.915%	6/11/50	200	146
3	Capital Auto Receivables
	Asset Trust	4.680%	10/15/12	475	491
3	Capital One Multi-Asset
	Execution Trust	5.300%	2/18/14	275	288
3	Capital One Multi-Asset
	Execution Trust	5.050%	12/17/18	1,000	1,038
3	Capital One Multi-Asset
	Execution Trust	5.750%	7/15/20	100	109
3	CDC Commercial
	Mortgage Trust	5.676%	11/15/30	275	283
3	Chase Issuance Trust	4.650%	12/17/12	900	925
3	Chase Issuance Trust	4.650%	3/15/15	1,000	1,062
3	Chase Issuance Trust	5.400%	7/15/15	250	272
3	Citibank Credit Card
	Issuance Trust	5.450%	5/10/13	115	121
3	Citibank Credit Card
	Issuance Trust	4.900%	6/23/16	525	566
3	Citibank Credit Card
	Issuance Trust	4.150%	7/7/17	100	101
3	Citibank Credit Card
	Issuance Trust	5.650%	9/20/19	125	135
3	Citigroup Commercial
	Mortgage Trust	4.830%	5/15/43	25	21
[3,4] Citigroup Commercial
	Mortgage Trust	5.725%	3/15/49	575	547
[3,4] Citigroup Commercial
	Mortgage Trust	5.700%	12/10/49	350	301
[3,4] Citigroup Commercial
	Mortgage Trust	5.700%	12/10/49	135	91
[3,4] Citigroup Commercial
	Mortgage Trust	6.092%	12/10/49	90	68
[3,4] Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.224%	7/15/44	250	217
3	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.224%	7/15/44	760	757
3	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.886%	11/15/44	500	441
3	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.648%	10/15/48	250	191
3	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.205%	12/11/49	650	652
3	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.322%	12/11/49	350	300
[3,5] Commercial Mortgage
	Lease-Backed Certificates	6.746%	6/20/31	685	719
3	Commercial Mortgage
	Pass Through Certificates	5.116%	6/10/44	500	474
3	Commercial Mortgage
	Pass Through Certificates	5.767%	6/10/46	350	345

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	Commercial Mortgage
	Pass Through Certificates	5.248%	12/10/46	150	151
[3,4] Commercial Mortgage
	Pass Through Certificates	5.816%	12/10/49	550	499
3	Countrywide Home Loan
	Mortgage Pass Through Trust	4.065%	5/25/33	131	113
3	Credit Suisse First Boston
	Mortgage Securities Corp.	6.380%	12/18/35	412	421
[3,4] Credit Suisse First Boston
	Mortgage Securities Corp.	4.750%	1/15/37	200	194
3	Credit Suisse First Boston
	Mortgage Securities Corp.	4.877%	4/15/37	25	18
3	Credit Suisse First Boston
	Mortgage Securities Corp.	3.936%	5/15/38	210	207
[3,4] Credit Suisse First Boston
	Mortgage Securities Corp.	5.100%	8/15/38	50	42
3	Credit Suisse First Boston
	Mortgage Securities Corp.	5.100%	8/15/38	850	818
3	Credit Suisse Mortgage
	Capital Certificates	5.825%	6/15/38	30	24
3	Credit Suisse Mortgage
	Capital Certificates	5.825%	6/15/38	400	345
[3,4] Credit Suisse Mortgage
	Capital Certificates	5.548%	2/15/39	200	163
3	Credit Suisse Mortgage
	Capital Certificates	5.548%	2/15/39	1,200	1,168
[3,4] Credit Suisse Mortgage
	Capital Certificates	5.723%	6/15/39	850	681
3	Credit Suisse Mortgage
	Capital Certificates	5.509%	9/15/39	50	28
3	Credit Suisse Mortgage
	Capital Certificates	5.311%	12/15/39	450	371
3	Credit Suisse Mortgage
	Capital Certificates	5.343%	12/15/39	55	38
3	Credit Suisse Mortgage
	Capital Certificates	5.383%	2/15/40	175	145
[3,4] CW Capital Cobalt Ltd.		5.820%	5/15/46	1,000	788
3	Daimler Chrysler Auto Trust	3.700%	6/8/12	405	410
3	Discover Card Master Trust	5.650%	12/15/15	600	650
3	Discover Card Master Trust	5.650%	3/16/20	225	240
3	Fifth Third Auto Trust	4.070%	1/17/12	1,000	1,012
[3,4] First Union Commercial
	Mortgage Trust	6.638%	10/15/35	177	178
3	First Union National Bank
	Commercial Mortgage	6.223%	12/12/33	300	314
3	Ford Credit Auto Owner Trust	4.370%	10/15/12	450	466
3	Ford Credit Auto Owner Trust	2.420%	11/15/14	125	123
3	GE Capital Commercial
	Mortgage Corp.	5.994%	12/10/35	189	191
[3,4] GE Capital Commercial
	Mortgage Corp.	5.336%	3/10/44	1,175	1,113
[3,4] GE Capital Commercial
	Mortgage Corp.	5.334%	11/10/45	195	161
3	GMAC Commercial
	Mortgage Securities Inc.	4.908%	3/10/38	150	146
3	GMAC Commercial
	Mortgage Securities Inc.	4.646%	4/10/40	100	101
3	GMAC Commercial
	Mortgage Securities Inc.	4.864%	12/10/41	300	294
3	GMAC Commercial
	Mortgage Securities Inc.	4.754%	5/10/43	50	43
3	Greenwich Capital
	Commercial Funding Corp.	4.948%	1/11/35	100	102
3	Greenwich Capital
	Commercial Funding Corp.	5.317%	6/10/36	700	710
3	Greenwich Capital
	Commercial Funding Corp.	5.117%	4/10/37	300	302
3	Greenwich Capital
	Commercial Funding Corp.	5.224%	4/10/37	625	585
[3,4] Greenwich Capital
	Commercial Funding Corp.	5.277%	4/10/37	150	126

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[3,4] Greenwich Capital
	Commercial Funding Corp.	5.918%	7/10/38	75	60
3	Greenwich Capital
	Commercial Funding Corp.	5.475%	3/10/39	50	36
3	Greenwich Capital
	Commercial Funding Corp.	4.799%	8/10/42	325	301
3	GS Mortgage Securities Corp. II	5.506%	4/10/38	375	379
[3,4] GS Mortgage Securities Corp. II		5.553%	4/10/38	200	182
[3,4] GS Mortgage Securities Corp. II		5.622%	4/10/38	150	120
3	GS Mortgage Securities Corp. II	5.396%	8/10/38	600	568
3	Honda Auto Receivables
	Owner Trust	4.880%	9/18/14	225	237
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	6.260%	3/15/33	89	90
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.200%	7/12/35	340	343
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.824%	9/12/37	125	126
[3,4] JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.948%	9/12/37	25	20
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.404%	1/12/39	150	143
[3,4] JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.377%	6/12/41	450	453
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.697%	7/15/42	500	499
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.780%	7/15/42	105	82
[3,4] JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.321%	1/12/43	5	4
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.160%	4/15/43	394	396
[3,4] JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.444%	12/12/44	75	58
[3,4] JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.221%	12/15/44	105	92
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.874%	4/15/45	550	524
[3,4] JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.875%	4/15/45	40	31
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.593%	5/12/45	175	143
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.440%	5/15/45	115	95
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.447%	5/15/45	150	150
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.803%	6/15/49	349	350
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.818%	6/15/49	300	267
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.794%	2/12/51	935	794
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.855%	2/12/51	250	249
[3,4] JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.882%	2/15/51	275	236
[3,4] LB Commercial Conduit
	Mortgage Trust	5.950%	7/15/44	315	214
3	LB-UBS Commercial
	Mortgage Trust	4.786%	10/15/29	700	675
3	LB-UBS Commercial
	Mortgage Trust	4.742%	2/15/30	110	107
3	LB-UBS Commercial
	Mortgage Trust	4.553%	7/15/30	41	41
3	LB-UBS Commercial
	Mortgage Trust	5.197%	11/15/30	250	243
3	LB-UBS Commercial
	Mortgage Trust	5.217%	2/15/31	75	63
3	LB-UBS Commercial
	Mortgage Trust	4.853%	9/15/31	225	229

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	LB-UBS Commercial
	Mortgage Trust	4.960%	12/15/31	100	102
3	LB-UBS Commercial
	Mortgage Trust	4.166%	5/15/32	175	173
[3,4] LB-UBS Commercial
	Mortgage Trust	5.661%	3/15/39	375	355
3	LB-UBS Commercial
	Mortgage Trust	5.413%	9/15/39	60	46
3	LB-UBS Commercial
	Mortgage Trust	5.424%	2/15/40	75	62
3	LB-UBS Commercial
	Mortgage Trust	5.430%	2/15/40	575	491
3	LB-UBS Commercial
	Mortgage Trust	5.455%	2/15/40	125	83
[3,4] LB-UBS Commercial
	Mortgage Trust	5.493%	2/15/40	95	65
[3,4] LB-UBS Commercial
	Mortgage Trust	5.263%	11/15/40	20	18
[3,4] LB-UBS Commercial
	Mortgage Trust	6.149%	4/15/41	130	95
3	LB-UBS Commercial
	Mortgage Trust	5.866%	9/15/45	950	809
3	Merrill Lynch Mortgage Trust	5.236%	11/12/35	175	175
3	Merrill Lynch Mortgage Trust	5.107%	7/12/38	20	17
3	Merrill Lynch Mortgage Trust	5.655%	5/12/39	200	188
[3,4] Merrill Lynch Mortgage Trust		5.656%	5/12/39	50	39
3	Merrill Lynch Mortgage Trust	5.782%	8/12/43	125	102
[3,4] Merrill Lynch Mortgage Trust		5.291%	1/12/44	350	337
[3,4] Merrill Lynch Mortgage Trust		5.828%	6/12/50	1,500	1,226
[3,4] Merrill Lynch Mortgage Trust		5.828%	6/12/50	85	56
3	Merrill Lynch Mortgage Trust	5.690%	2/12/51	350	302
[3,4] Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.517%	2/12/39	25	13
3	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.909%	6/12/46	1,400	1,376
3	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.456%	7/12/46	85	58
3	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.378%	8/12/48	965	734
3	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.590%	9/12/49	275	272
3	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.700%	9/12/49	350	285
3	Morgan Stanley Capital I	4.970%	4/14/40	1,217	1,213
[3,4] Morgan Stanley Capital I		5.110%	6/15/40	200	198
3	Morgan Stanley Capital I	5.270%	6/13/41	200	197
[3,4] Morgan Stanley Capital I		5.810%	8/12/41	50	40
3	Morgan Stanley Capital I	5.360%	11/12/41	200	149
3	Morgan Stanley Capital I	4.970%	12/15/41	350	349
3	Morgan Stanley Capital I	5.168%	1/14/42	125	125
[3,4] Morgan Stanley Capital I		5.649%	6/11/42	25	18
[3,4] Morgan Stanley Capital I		5.649%	6/11/42	150	145
3	Morgan Stanley Capital I	5.230%	9/15/42	625	611
3	Morgan Stanley Capital I	5.769%	10/15/42	210	204
[3,4] Morgan Stanley Capital I		5.774%	10/15/42	10	8
[3,4] Morgan Stanley Capital I		5.207%	11/14/42	5	4
[3,4] Morgan Stanley Capital I		5.207%	11/14/42	650	654
3	Morgan Stanley Capital I	6.280%	1/11/43	475	441
3	Morgan Stanley Capital I	5.332%	12/15/43	200	183
[3,4] Morgan Stanley Capital I		5.385%	3/12/44	675	645
[3,4] Morgan Stanley Capital I		5.773%	7/12/44	125	99
3	Morgan Stanley Capital I	4.660%	9/13/45	100	96
[3,4] Morgan Stanley Capital I		5.691%	4/15/49	125	74
[3,4] Morgan Stanley Capital I		5.544%	11/12/49	175	128
3	Morgan Stanley Capital I	5.809%	12/12/49	425	360
3	Morgan Stanley Capital I	5.090%	10/12/52	300	303
[3,4] Morgan Stanley Capital I		5.204%	10/12/52	150	118
3	Morgan Stanley Capital I	4.770%	7/15/56	85	63
3	Morgan Stanley
	Dean Witter Capital I	5.980%	1/15/39	750	769

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	Nissan Auto Receivables
	Owner Trust	5.050%	11/17/14	175	186
3	PG&E Energy Recovery
	Funding LLC	4.140%	9/25/12	98	100
3	PG&E Energy Recovery
	Funding LLC	5.030%	3/25/14	454	473
3	PNC Mortgage Acceptance Corp.	7.300%	10/12/33	1,405	1,433
3	PSE&G Transition Funding LLC	6.890%	12/15/17	600	697
3	Salomon Brothers Mortgage
	Securities VII Inc.	3.688%	9/25/33	297	284
3	USAA Auto Owner Trust	4.710%	2/18/14	350	369
3	Wachovia Bank Commercial
	Mortgage Trust	4.440%	11/15/34	608	615
[3,4] Wachovia Bank Commercial
	Mortgage Trust	5.125%	8/15/35	115	117
3	Wachovia Bank Commercial
	Mortgage Trust	4.719%	1/15/41	100	100
3	Wachovia Bank Commercial
	Mortgage Trust	4.748%	2/15/41	425	418
3	Wachovia Bank Commercial
	Mortgage Trust	5.001%	7/15/41	208	210
[3,4] Wachovia Bank Commercial
	Mortgage Trust	5.237%	7/15/41	475	476
3	Wachovia Bank Commercial
	Mortgage Trust	4.803%	10/15/41	400	384
[3,4] Wachovia Bank Commercial
	Mortgage Trust	5.083%	3/15/42	250	247
3	Wachovia Bank Commercial
	Mortgage Trust	5.118%	7/15/42	175	169
[3,4] Wachovia Bank Commercial
	Mortgage Trust	5.740%	5/15/43	375	363
[3,4] Wachovia Bank Commercial
	Mortgage Trust	5.740%	5/15/43	150	117
3	Wachovia Bank Commercial
	Mortgage Trust	4.699%	5/15/44	800	763
[3,4] Wachovia Bank Commercial
	Mortgage Trust	5.209%	10/15/44	875	864
[3,4] Wachovia Bank Commercial
	Mortgage Trust	5.265%	12/15/44	950	949
[3,4] Wachovia Bank Commercial
	Mortgage Trust	5.315%	12/15/44	10	9
[3,4] Wachovia Bank Commercial
	Mortgage Trust	5.956%	6/15/45	34	26
[3,4] Wachovia Bank Commercial
	Mortgage Trust	5.765%	7/15/45	440	399
[3,4] Wachovia Bank Commercial
	Mortgage Trust	5.818%	5/15/46	140	93
3	Wachovia Bank Commercial
	Mortgage Trust	5.313%	11/15/48	250	237
3	Wachovia Bank Commercial
	Mortgage Trust	5.339%	11/15/48	375	281
3	World Omni Auto
	Receivables Trust	3.940%	10/15/12	500	510
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $70,532)					70,122
Corporate Bonds (19.8%)
Finance (7.3%)
	Banking (4.9%)
	Abbey National PLC	7.950%	10/26/29	275	306
	American Express Bank FSB	5.550%	10/17/12	250	266
	American Express Bank FSB	5.500%	4/16/13	350	372
	American Express
	Centurion Bank	5.950%	6/12/17	50	52
	American Express
	Centurion Bank	6.000%	9/13/17	625	649
	American Express Co.	7.250%	5/20/14	175	197
	American Express Co.	5.500%	9/12/16	100	103
	American Express Co.	6.150%	8/28/17	100	104
	American Express Co.	7.000%	3/19/18	675	744
	American Express Co.	8.125%	5/20/19	175	208

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	American Express Co.	8.150%	3/19/38	50	62
3	American Express Co.	6.800%	9/1/66	200	173
	American Express Credit Corp.	5.000%	12/2/10	125	129
	American Express Credit Corp.	5.875%	5/2/13	700	749
	American Express Credit Corp.	5.125%	8/25/14	50	53
5	American Express Travel
	Related Services Co. Inc.	5.250%	11/21/11	25	26
	Amsouth Bank	5.200%	4/1/15	150	129
5	Banco Bilbao Vizcaya
	Argentaria SA	5.750%	7/20/17	225	241
	Banco Santander Chile	2.875%	11/13/12	150	151
	Bank of America Corp.	4.250%	10/1/10	225	231
	Bank of America Corp.	4.375%	12/1/10	75	77
	Bank of America Corp.	5.375%	9/11/12	200	212
	Bank of America Corp.	4.875%	9/15/12	250	262
	Bank of America Corp.	4.875%	1/15/13	300	313
	Bank of America Corp.	4.900%	5/1/13	475	492
	Bank of America Corp.	7.375%	5/15/14	275	312
	Bank of America Corp.	5.375%	6/15/14	120	125
	Bank of America Corp.	5.125%	11/15/14	1,630	1,687
	Bank of America Corp.	5.250%	12/1/15	75	76
	Bank of America Corp.	6.500%	8/1/16	375	404
	Bank of America Corp.	5.750%	8/15/16	100	101
	Bank of America Corp.	5.420%	3/15/17	175	173
	Bank of America Corp.	5.750%	12/1/17	175	180
	Bank of America Corp.	5.650%	5/1/18	800	814
	Bank of America Corp.	7.625%	6/1/19	300	347
	Bank of America NA	5.300%	3/15/17	1,125	1,100
	Bank of New York Mellon Corp.	6.375%	4/1/12	100	109
	Bank of New York Mellon Corp.	4.950%	11/1/12	300	323
	Bank of New York Mellon Corp.	4.500%	4/1/13	50	53
	Bank of New York Mellon Corp.	5.125%	8/27/13	25	27
	Bank of New York Mellon Corp.	4.300%	5/15/14	125	131
	Bank of New York Mellon Corp.	4.950%	3/15/15	200	211
	Bank of New York Mellon Corp.	5.450%	5/15/19	200	210
5	Bank of Scotland PLC	5.250%	2/21/17	375	373
	Bank of Tokyo-
	Mitsubishi UFJ Ltd.	7.400%	6/15/11	725	784
	Bank One Corp.	5.900%	11/15/11	25	27
	Bank One Corp.	5.250%	1/30/13	50	53
	Bank One Corp.	4.900%	4/30/15	100	103
	Barclays Bank PLC	2.500%	1/23/13	200	200
	Barclays Bank PLC	5.200%	7/10/14	600	639
	Barclays Bank PLC	5.000%	9/22/16	175	179
	BB&T Capital Trust II	6.750%	6/7/36	175	163
3	BB&T Capital Trust IV	6.820%	6/12/57	25	23
	BB&T Corp.	6.500%	8/1/11	125	133
	BB&T Corp.	3.850%	7/27/12	125	130
	BB&T Corp.	4.750%	10/1/12	250	261
	BB&T Corp.	5.700%	4/30/14	75	81
	BB&T Corp.	5.200%	12/23/15	125	130
	BB&T Corp.	4.900%	6/30/17	75	73
	BB&T Corp.	6.850%	4/30/19	100	113
	Bear Stearns Cos. LLC	4.500%	10/28/10	300	310
	Bear Stearns Cos. LLC	5.350%	2/1/12	50	53
	Bear Stearns Cos. LLC	5.700%	11/15/14	550	601
	Bear Stearns Cos. LLC	5.300%	10/30/15	50	53
	Bear Stearns Cos. LLC	5.550%	1/22/17	650	664
	Bear Stearns Cos. LLC	6.400%	10/2/17	350	385
	Bear Stearns Cos. LLC	7.250%	2/1/18	325	374
	BNP Paribas US Medium-Term
	Note Program LLC	2.125%	12/21/12	50	50
	BNY Mellon NA	4.750%	12/15/14	50	53
	Branch Banking & Trust Co.	5.625%	9/15/16	175	173
	Capital One Bank USA NA	8.800%	7/15/19	475	564
	Capital One Capital III	7.686%	8/15/36	125	110
	Capital One Capital IV	6.745%	2/17/37	75	62
	Capital One Capital V	10.250%	8/15/39	50	58
	Capital One Capital VI	8.875%	5/15/40	50	53
	Capital One Financial Corp.	5.700%	9/15/11	100	105
	Capital One Financial Corp.	4.800%	2/21/12	100	104

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Capital One Financial Corp.	5.500%	6/1/15	25	26
	Capital One Financial Corp.	6.150%	9/1/16	125	126
	Capital One Financial Corp.	5.250%	2/21/17	50	49
	Capital One Financial Corp.	6.750%	9/15/17	75	80
	Charter One Bank NA	5.500%	4/26/11	300	307
[3,5] Citicorp Lease
	Pass-Through Trust 1999-1	8.040%	12/15/19	500	488
	Citigroup Inc.	6.500%	1/18/11	400	418
	Citigroup Inc.	5.125%	2/14/11	175	180
	Citigroup Inc.	5.100%	9/29/11	625	648
	Citigroup Inc.	6.000%	2/21/12	125	132
	Citigroup Inc.	5.250%	2/27/12	225	234
	Citigroup Inc.	5.500%	8/27/12	50	52
	Citigroup Inc.	5.625%	8/27/12	325	335
	Citigroup Inc.	5.300%	10/17/12	650	680
	Citigroup Inc.	5.500%	4/11/13	675	701
	Citigroup Inc.	6.500%	8/19/13	500	533
	Citigroup Inc.	5.125%	5/5/14	100	101
	Citigroup Inc.	6.375%	8/12/14	50	52
	Citigroup Inc.	5.000%	9/15/14	975	942
	Citigroup Inc.	5.500%	10/15/14	300	304
	Citigroup Inc.	6.010%	1/15/15	200	205
	Citigroup Inc.	4.700%	5/29/15	50	48
	Citigroup Inc.	5.300%	1/7/16	225	220
	Citigroup Inc.	6.000%	8/15/17	225	225
	Citigroup Inc.	6.125%	11/21/17	200	203
	Citigroup Inc.	6.125%	5/15/18	475	476
	Citigroup Inc.	8.500%	5/22/19	300	348
	Citigroup Inc.	6.625%	6/15/32	100	93
	Citigroup Inc.	5.875%	2/22/33	250	210
	Citigroup Inc.	6.000%	10/31/33	325	275
	Citigroup Inc.	6.125%	8/25/36	100	85
	Citigroup Inc.	5.875%	5/29/37	325	290
	Citigroup Inc.	6.875%	3/5/38	400	400
	Citigroup Inc.	8.125%	7/15/39	575	656
	Comerica Bank	5.750%	11/21/16	225	217
	Comerica Bank	5.200%	8/22/17	75	70
3	Comerica Capital Trust II	6.576%	2/20/37	150	120
	Compass Bank	6.400%	10/1/17	75	75
	Compass Bank	5.900%	4/1/26	50	41
5	Corestates Capital I	8.000%	12/15/26	600	594
	Countrywide Financial Corp.	6.250%	5/15/16	125	127
	Countrywide Home Loans Inc.	4.000%	3/22/11	300	308
	Credit Suisse	5.000%	5/15/13	125	133
	Credit Suisse	5.300%	8/13/19	250	259
3	Credit Suisse	5.860%	5/15/49	225	200
	Credit Suisse USA Inc.	4.875%	8/15/10	675	693
	Credit Suisse USA Inc.	5.250%	3/2/11	150	157
	Credit Suisse USA Inc.	6.125%	11/15/11	250	271
	Credit Suisse USA Inc.	6.500%	1/15/12	275	300
	Credit Suisse USA Inc.	5.500%	8/15/13	340	367
	Credit Suisse USA Inc.	5.125%	1/15/14	100	107
	Credit Suisse USA Inc.	4.875%	1/15/15	635	666
	Credit Suisse USA Inc.	5.125%	8/15/15	625	665
	Deutsche Bank AG	5.375%	10/12/12	200	216
	Deutsche Bank AG	4.875%	5/20/13	575	612
	Deutsche Bank AG	6.000%	9/1/17	550	600
	Deutsche Bank Financial LLC	5.375%	3/2/15	300	312
	FIA Card Services NA	6.625%	6/15/12	100	106
	Fifth Third Bancorp	8.250%	3/1/38	225	211
3	Fifth Third Capital Trust IV	6.500%	4/15/67	300	219
	First Tennessee Bank NA	5.050%	1/15/15	50	44
	Golden West Financial Corp.	4.750%	10/1/12	75	79
	Goldman Sachs Capital I	6.345%	2/15/34	400	373
3	Goldman Sachs Capital II	5.793%	12/29/49	200	154
	Goldman Sachs Group Inc.	6.600%	1/15/12	875	948
	Goldman Sachs Group Inc.	5.300%	2/14/12	50	53
	Goldman Sachs Group Inc.	3.625%	8/1/12	250	257
	Goldman Sachs Group Inc.	5.700%	9/1/12	50	54
	Goldman Sachs Group Inc.	5.450%	11/1/12	275	296
	Goldman Sachs Group Inc.	5.250%	4/1/13	175	185

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Goldman Sachs Group Inc.	4.750%	7/15/13	1,050	1,098
	Goldman Sachs Group Inc.	5.250%	10/15/13	225	239
	Goldman Sachs Group Inc.	5.150%	1/15/14	135	143
	Goldman Sachs Group Inc.	6.000%	5/1/14	425	466
	Goldman Sachs Group Inc.	5.000%	10/1/14	175	184
	Goldman Sachs Group Inc.	5.125%	1/15/15	640	673
	Goldman Sachs Group Inc.	5.350%	1/15/16	575	598
	Goldman Sachs Group Inc.	5.750%	10/1/16	425	449
	Goldman Sachs Group Inc.	5.625%	1/15/17	450	463
	Goldman Sachs Group Inc.	6.250%	9/1/17	475	510
	Goldman Sachs Group Inc.	5.950%	1/18/18	825	871
	Goldman Sachs Group Inc.	6.150%	4/1/18	200	214
	Goldman Sachs Group Inc.	7.500%	2/15/19	125	146
	Goldman Sachs Group Inc.	5.950%	1/15/27	300	289
	Goldman Sachs Group Inc.	6.125%	2/15/33	125	128
	Goldman Sachs Group Inc.	6.450%	5/1/36	125	123
	Goldman Sachs Group Inc.	6.750%	10/1/37	550	561
5	HBOS PLC	6.750%	5/21/18	150	139
	HSBC Bank USA NA	5.625%	8/15/35	250	229
	HSBC Holdings PLC	7.625%	5/17/32	100	108
	HSBC Holdings PLC	7.350%	11/27/32	100	109
	HSBC Holdings PLC	6.500%	5/2/36	500	524
	HSBC Holdings PLC	6.500%	9/15/37	450	470
	HSBC Holdings PLC	6.800%	6/1/38	50	54
	JP Morgan Chase Capital XV	5.875%	3/15/35	200	177
	JP Morgan Chase Capital XVII	5.850%	8/1/35	150	130
	JP Morgan Chase Capital XX	6.550%	9/29/36	125	116
	JP Morgan Chase Capital XXII	6.450%	2/2/37	225	207
	JP Morgan Chase Capital XXV	6.800%	10/1/37	225	223
	JPMorgan Chase & Co.	5.600%	6/1/11	350	370
	JPMorgan Chase & Co.	4.850%	6/16/11	375	393
	JPMorgan Chase & Co.	4.500%	1/15/12	200	211
	JPMorgan Chase & Co.	6.625%	3/15/12	100	109
	JPMorgan Chase & Co.	5.375%	10/1/12	675	732
	JPMorgan Chase & Co.	5.750%	1/2/13	725	780
	JPMorgan Chase & Co.	4.750%	5/1/13	475	501
	JPMorgan Chase & Co.	4.875%	3/15/14	230	240
	JPMorgan Chase & Co.	5.125%	9/15/14	410	434
	JPMorgan Chase & Co.	4.750%	3/1/15	50	52
	JPMorgan Chase & Co.	5.250%	5/1/15	425	442
	JPMorgan Chase & Co.	5.150%	10/1/15	375	389
	JPMorgan Chase & Co.	6.125%	6/27/17	75	79
	JPMorgan Chase & Co.	6.000%	1/15/18	75	81
	JPMorgan Chase & Co.	6.300%	4/23/19	1,100	1,217
	JPMorgan Chase & Co.	6.400%	5/15/38	300	330
	JPMorgan Chase Bank NA	5.875%	6/13/16	25	26
	JPMorgan Chase Bank NA	6.000%	10/1/17	75	80
	JPMorgan Chase Capital XXVII	7.000%	11/1/39	150	152
	KeyBank NA	5.500%	9/17/12	175	182
	KeyBank NA	4.950%	9/15/15	150	140
	KeyBank NA	5.450%	3/3/16	150	138
	KeyCorp	6.500%	5/14/13	150	155
	M&I Marshall & Ilsley Bank	4.850%	6/16/15	275	215
	Manufacturers &
	Traders Trust Co.	6.625%	12/4/17	200	204
3	Manufacturers &
	Traders Trust Co.	5.585%	12/28/20	150	124
	MBNA Corp.	6.125%	3/1/13	125	132
	MBNA Corp.	5.000%	6/15/15	50	50
	Mellon Funding Corp.	5.000%	12/1/14	300	320
	Merrill Lynch & Co. Inc.	5.770%	7/25/11	75	79
	Merrill Lynch & Co. Inc.	6.050%	8/15/12	50	54
	Merrill Lynch & Co. Inc.	5.450%	2/5/13	200	211
	Merrill Lynch & Co. Inc.	6.150%	4/25/13	450	489
	Merrill Lynch & Co. Inc.	5.000%	2/3/14	150	154
	Merrill Lynch & Co. Inc.	5.450%	7/15/14	225	237
	Merrill Lynch & Co. Inc.	5.000%	1/15/15	500	510
	Merrill Lynch & Co. Inc.	6.050%	5/16/16	225	228
	Merrill Lynch & Co. Inc.	5.700%	5/2/17	250	246
	Merrill Lynch & Co. Inc.	6.400%	8/28/17	400	419
	Merrill Lynch & Co. Inc.	6.875%	4/25/18	1,175	1,268

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Merrill Lynch & Co. Inc.	6.500%	7/15/18	75	77
	Merrill Lynch & Co. Inc.	6.220%	9/15/26	375	356
	Merrill Lynch & Co. Inc.	6.110%	1/29/37	175	160
	Merrill Lynch & Co. Inc.	7.750%	5/14/38	275	303
	Morgan Stanley	4.000%	1/15/10	400	400
	Morgan Stanley	5.050%	1/21/11	50	52
	Morgan Stanley	6.750%	4/15/11	500	530
	Morgan Stanley	5.625%	1/9/12	300	318
	Morgan Stanley	6.600%	4/1/12	375	407
	Morgan Stanley	5.750%	8/31/12	400	431
	Morgan Stanley	5.300%	3/1/13	125	132
	Morgan Stanley	4.750%	4/1/14	525	528
	Morgan Stanley	6.000%	5/13/14	500	537
	Morgan Stanley	4.200%	11/20/14	475	474
	Morgan Stanley	6.000%	4/28/15	350	373
	Morgan Stanley	5.375%	10/15/15	175	182
	Morgan Stanley	5.750%	10/18/16	375	391
	Morgan Stanley	5.450%	1/9/17	575	583
	Morgan Stanley	5.550%	4/27/17	50	51
	Morgan Stanley	5.950%	12/28/17	375	389
	Morgan Stanley	6.625%	4/1/18	450	488
	Morgan Stanley	7.300%	5/13/19	525	590
	Morgan Stanley	5.625%	9/23/19	575	579
	Morgan Stanley	6.250%	8/9/26	450	462
	Morgan Stanley	7.250%	4/1/32	150	173
	National City Corp.	4.900%	1/15/15	500	513
3	National City Preferred
	Capital Trust I	12.000%	12/31/49	125	143
5	Nationwide Building Society	5.500%	7/18/12	575	614
	North Fork Bancorporation Inc.	5.875%	8/15/12	150	156
5	Northern Rock PLC	5.625%	6/22/17	1,150	1,102
	Northern Trust Corp.	5.500%	8/15/13	50	54
	Northern Trust Corp.	4.625%	5/1/14	100	107
	PNC Bank NA	4.875%	9/21/17	375	355
	PNC Bank NA	6.000%	12/7/17	100	101
	PNC Funding Corp.	5.250%	11/15/15	100	103
	PNC Funding Corp.	5.625%	2/1/17	75	75
	PNC Funding Corp.	6.700%	6/10/19	25	28
	Regions Financial Corp.	7.375%	12/10/37	175	143
	Royal Bank of
	Scotland Group PLC	5.050%	1/8/15	125	108
	Royal Bank of
	Scotland Group PLC	6.400%	10/21/19	650	644
5	Royal Bank of Scotland PLC	4.875%	8/25/14	100	100
	Santander Financial
	Issuances Ltd.	6.375%	2/15/11	50	52
	SouthTrust Corp.	5.800%	6/15/14	50	52
	Sovereign Bank	8.750%	5/30/18	75	86
[3,5] Standard Chartered PLC		6.409%	12/31/49	150	122
	Sumitomo Mitsui Banking Corp.	8.000%	6/15/12	445	497
	SunTrust Bank	5.200%	1/17/17	100	95
	SunTrust Bank	5.450%	12/1/17	300	288
	SunTrust Bank	7.250%	3/15/18	75	78
	SunTrust Banks Inc.	5.250%	11/5/12	100	104
	SunTrust Banks Inc.	6.000%	9/11/17	50	50
	SunTrust Capital VIII	6.100%	12/15/36	99	69
	UBS AG	7.000%	10/15/15	250	265
	UBS AG	7.375%	6/15/17	100	105
	UBS AG	5.875%	12/20/17	425	437
	UBS AG	5.750%	4/25/18	375	383
	UFJ Finance Aruba AEC	6.750%	7/15/13	150	165
	Union Bank NA	5.950%	5/11/16	100	100
	Union Planters Corp.	7.750%	3/1/11	300	294
	UnionBanCal Corp.	5.250%	12/16/13	50	51
	US Bank NA	4.950%	10/30/14	600	639
3	USB Capital IX	6.189%	4/15/49	300	242
	Wachovia Bank NA	4.875%	2/1/15	270	276
	Wachovia Bank NA	6.000%	11/15/17	200	210
	Wachovia Bank NA	5.850%	2/1/37	300	290
	Wachovia Bank NA	6.600%	1/15/38	275	290
3	Wachovia Capital Trust III	5.800%	3/15/11	300	228

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Wachovia Corp.	5.300%	10/15/11	175	186
	Wachovia Corp.	5.500%	5/1/13	350	374
	Wachovia Corp.	4.875%	2/15/14	180	183
	Wachovia Corp.	5.250%	8/1/14	75	78
	Wachovia Corp.	5.625%	10/15/16	125	127
	Wachovia Corp.	5.750%	6/15/17	425	443
	Wachovia Corp.	5.750%	2/1/18	300	312
	Wachovia Corp.	5.500%	8/1/35	450	403
	Wells Fargo & Co.	4.200%	1/15/10	235	235
	Wells Fargo & Co.	4.875%	1/12/11	200	208
	Wells Fargo & Co.	5.300%	8/26/11	175	185
	Wells Fargo & Co.	5.250%	10/23/12	200	214
	Wells Fargo & Co.	4.375%	1/31/13	275	285
	Wells Fargo & Co.	4.950%	10/16/13	175	182
	Wells Fargo & Co.	5.625%	12/11/17	375	389
	Wells Fargo & Co.	5.375%	2/7/35	200	186
	Wells Fargo Bank NA	4.750%	2/9/15	1,300	1,329
	Wells Fargo Bank NA	5.750%	5/16/16	125	128
	Wells Fargo Bank NA	5.950%	8/26/36	150	144
3	Wells Fargo Capital XIII	7.700%	12/29/49	450	437
3	Wells Fargo Capital XV	9.750%	12/29/49	225	243
	Westpac Banking Corp.	2.250%	11/19/12	250	249
	Westpac Banking Corp.	4.200%	2/27/15	375	381
	Westpac Banking Corp.	4.875%	11/19/19	250	247

	Brokerage (0.1%)
	Ameriprise Financial Inc.	5.650%	11/15/15	125	132
	BlackRock Inc.	2.250%	12/10/12	150	149
	BlackRock Inc.	3.500%	12/10/14	100	99
	BlackRock Inc.	6.250%	9/15/17	100	108
	Charles Schwab Corp.	4.950%	6/1/14	325	343
	Jefferies Group Inc.	8.500%	7/15/19	25	27
	Jefferies Group Inc.	6.450%	6/8/27	375	315
	Jefferies Group Inc.	6.250%	1/15/36	175	139
	Lazard Group LLC	6.850%	6/15/17	325	327
	TD Ameritrade Holding Corp.	2.950%	12/1/12	50	50
	TD Ameritrade Holding Corp.	4.150%	12/1/14	75	74
	TD Ameritrade Holding Corp.	5.600%	12/1/19	50	50

	Finance Companies (0.9%)
	Block Financial LLC	7.875%	1/15/13	25	28
	GATX Corp.	4.750%	10/1/12	75	77
	General Electric Capital Corp.	4.250%	9/13/10	150	153
	General Electric Capital Corp.	5.000%	12/1/10	75	78
	General Electric Capital Corp.	5.200%	2/1/11	100	104
	General Electric Capital Corp.	6.125%	2/22/11	365	385
	General Electric Capital Corp.	5.500%	4/28/11	75	79
	General Electric Capital Corp.	5.000%	11/15/11	200	211
	General Electric Capital Corp.	4.375%	11/21/11	50	52
	General Electric Capital Corp.	5.875%	2/15/12	625	670
	General Electric Capital Corp.	4.375%	3/3/12	100	104
	General Electric Capital Corp.	6.000%	6/15/12	475	513
	General Electric Capital Corp.	3.500%	8/13/12	250	255
	General Electric Capital Corp.	5.250%	10/19/12	525	559
	General Electric Capital Corp.	5.450%	1/15/13	75	80
	General Electric Capital Corp.	4.800%	5/1/13	575	602
	General Electric Capital Corp.	5.900%	5/13/14	75	82
	General Electric Capital Corp.	5.500%	6/4/14	400	425
	General Electric Capital Corp.	5.650%	6/9/14	125	134
	General Electric Capital Corp.	3.750%	11/14/14	575	571
	General Electric Capital Corp.	4.375%	9/21/15	200	203
	General Electric Capital Corp.	5.400%	2/15/17	300	305
	General Electric Capital Corp.	5.625%	9/15/17	325	327
	General Electric Capital Corp.	5.625%	5/1/18	1,175	1,201
	General Electric Capital Corp.	6.000%	8/7/19	650	675
	General Electric Capital Corp.	6.750%	3/15/32	1,175	1,197
	General Electric Capital Corp.	6.150%	8/7/37	475	451
	General Electric Capital Corp.	5.875%	1/14/38	675	626
	General Electric Capital Corp.	6.875%	1/10/39	650	670
3	General Electric Capital Corp.	6.375%	11/15/67	650	565
3	HSBC Finance Capital Trust IX	5.911%	11/30/35	100	82

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	HSBC Finance Corp.	5.250%	1/14/11	150	156
	HSBC Finance Corp.	5.700%	6/1/11	475	496
	HSBC Finance Corp.	6.375%	10/15/11	100	107
	HSBC Finance Corp.	7.000%	5/15/12	300	326
	HSBC Finance Corp.	6.375%	11/27/12	50	55
	HSBC Finance Corp.	5.250%	1/15/14	400	419
	HSBC Finance Corp.	5.000%	6/30/15	575	597
	HSBC Finance Corp.	5.500%	1/19/16	150	156
	International Lease Finance Corp.	4.950%	2/1/11	450	418
	International Lease Finance Corp.	5.450%	3/24/11	50	46
	International Lease Finance Corp.	5.750%	6/15/11	300	274
	International Lease Finance Corp.	5.300%	5/1/12	75	64
	International Lease Finance Corp.	5.000%	9/15/12	350	294
	International Lease Finance Corp.	6.375%	3/25/13	150	124
	International Lease Finance Corp.	5.625%	9/20/13	75	59
	International Lease Finance Corp.	5.650%	6/1/14	150	114
	SLM Corp.	5.400%	10/25/11	450	450
	SLM Corp.	5.375%	1/15/13	150	143
	SLM Corp.	5.050%	11/14/14	450	406
	SLM Corp.	8.450%	6/15/18	300	296
	SLM Corp.	5.625%	8/1/33	75	57

	Insurance (1.0%)
	ACE Capital Trust II	9.700%	4/1/30	50	57
	ACE INA Holdings Inc.	5.600%	5/15/15	175	192
	ACE INA Holdings Inc.	5.700%	2/15/17	100	106
	ACE INA Holdings Inc.	5.800%	3/15/18	25	27
	ACE INA Holdings Inc.	5.900%	6/15/19	25	27
	Aetna Inc.	6.000%	6/15/16	75	79
	Aetna Inc.	6.500%	9/15/18	150	161
	Aetna Inc.	6.625%	6/15/36	175	176
	Aetna Inc.	6.750%	12/15/37	175	183
	Aflac Inc.	6.900%	12/17/39	25	25
	Allied World Assurance Co.
	Holdings Ltd.	7.500%	8/1/16	425	440
	Allstate Corp.	5.000%	8/15/14	150	158
	Allstate Corp.	6.125%	12/15/32	100	99
	Allstate Corp.	5.550%	5/9/35	125	118
3	Allstate Corp.	6.125%	5/15/37	75	66
3	Allstate Corp.	6.500%	5/15/57	225	188
	Allstate Life Global
	Funding Trusts	5.375%	4/30/13	75	80
	American Financial Group Inc.	9.875%	6/15/19	50	56
	American International Group Inc.	5.375%	10/18/11	75	75
	American International Group Inc.	4.950%	3/20/12	125	121
	American International Group Inc.	4.250%	5/15/13	50	46
	American International Group Inc.	5.050%	10/1/15	225	187
	American International Group Inc.	5.600%	10/18/16	150	123
	American International Group Inc.	5.850%	1/16/18	175	143
	American International Group Inc.	8.250%	8/15/18	75	70
	American International Group Inc.	6.250%	5/1/36	900	660
	AON Corp.	8.205%	1/1/27	25	25
	Arch Capital Group Ltd.	7.350%	5/1/34	75	73
	Assurant Inc.	5.625%	2/15/14	25	25
	Assurant Inc.	6.750%	2/15/34	50	45
	AXA SA	8.600%	12/15/30	375	426
	Axis Capital Holdings Ltd.	5.750%	12/1/14	50	51
	Berkshire Hathaway
	Finance Corp.	4.200%	12/15/10	75	78
	Berkshire Hathaway
	Finance Corp.	4.000%	4/15/12	75	78
	Berkshire Hathaway
	Finance Corp.	4.600%	5/15/13	175	186
	Berkshire Hathaway
	Finance Corp.	5.000%	8/15/13	175	188
	Berkshire Hathaway
	Finance Corp.	4.850%	1/15/15	275	294
	Berkshire Hathaway
	Finance Corp.	5.400%	5/15/18	475	495
	Chubb Corp.	5.750%	5/15/18	50	53

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Chubb Corp.	6.000%	5/11/37	225	233
	Chubb Corp.	6.500%	5/15/38	50	55
3	Chubb Corp.	6.375%	3/29/67	75	70
	CIGNA Corp.	7.875%	5/15/27	50	50
	CIGNA Corp.	6.150%	11/15/36	50	44
	Cincinnati Financial Corp.	6.125%	11/1/34	150	133
	CNA Financial Corp.	6.000%	8/15/11	100	102
	CNA Financial Corp.	5.850%	12/15/14	100	99
	CNA Financial Corp.	6.500%	8/15/16	175	170
	CNA Financial Corp.	7.350%	11/15/19	25	25
	Commerce Group Inc.	5.950%	12/9/13	50	50
	Coventry Health Care Inc.	6.300%	8/15/14	325	318
	Genworth Financial Inc.	5.750%	6/15/14	50	48
	Genworth Financial Inc.	8.625%	12/15/16	100	104
	Genworth Financial Inc.	6.500%	6/15/34	150	122
	Hartford Financial
	Services Group Inc.	5.250%	10/15/11	100	103
	Hartford Financial
	Services Group Inc.	5.500%	10/15/16	125	119
	Hartford Financial
	Services Group Inc.	5.375%	3/15/17	100	97
	Hartford Financial
	Services Group Inc.	6.000%	1/15/19	25	24
	Hartford Financial
	Services Group Inc.	5.950%	10/15/36	50	41
	Hartford Financial
	Services Group Inc.	6.100%	10/1/41	125	99
	HCC Insurance Holdings Inc.	6.300%	11/15/19	100	101
	Humana Inc.	7.200%	6/15/18	200	205
	Humana Inc.	8.150%	6/15/38	175	167
	Lincoln National Corp.	6.200%	12/15/11	100	105
	Lincoln National Corp.	5.650%	8/27/12	25	26
	Lincoln National Corp.	6.150%	4/7/36	150	132
	Loews Corp.	6.000%	2/1/35	50	47
	Markel Corp.	7.125%	9/30/19	50	51
	Marsh & McLennan Cos. Inc.	5.150%	9/15/10	50	51
	Marsh & McLennan Cos. Inc.	6.250%	3/15/12	25	26
	Marsh & McLennan Cos. Inc.	5.750%	9/15/15	200	209
	Marsh & McLennan Cos. Inc.	9.250%	4/15/19	75	92
	MetLife Inc.	5.375%	12/15/12	125	133
	MetLife Inc.	5.000%	11/24/13	50	53
	MetLife Inc.	5.000%	6/15/15	125	132
	MetLife Inc.	7.717%	2/15/19	50	59
	MetLife Inc.	6.500%	12/15/32	175	185
	MetLife Inc.	6.375%	6/15/34	100	107
	MetLife Inc.	5.700%	6/15/35	550	544
	MetLife Inc.	6.400%	12/15/36	200	175
	OneBeacon US Holdings Inc.	5.875%	5/15/13	75	74
	Principal Financial Group Inc.	6.050%	10/15/36	100	88
	Principal Life Income
	Funding Trusts	5.125%	3/1/11	125	128
	Principal Life Income
	Funding Trusts	5.300%	12/14/12	125	134
	Principal Life Income
	Funding Trusts	5.300%	4/24/13	150	158
	Principal Life Income
	Funding Trusts	5.100%	4/15/14	100	103
	Progressive Corp.	6.375%	1/15/12	100	108
	Progressive Corp.	6.625%	3/1/29	125	128
3	Progressive Corp.	6.700%	6/15/37	125	111
	Protective Life Corp.	8.450%	10/15/39	25	24
	Protective Life Secured Trusts	4.850%	8/16/10	100	102
	Protective Life Secured Trusts	5.450%	9/28/12	50	53
	Prudential Financial Inc.	5.800%	6/15/12	125	133
	Prudential Financial Inc.	3.625%	9/17/12	350	359
	Prudential Financial Inc.	5.150%	1/15/13	50	53
	Prudential Financial Inc.	4.500%	7/15/13	200	201
	Prudential Financial Inc.	4.750%	4/1/14	75	77
	Prudential Financial Inc.	5.100%	9/20/14	125	130
	Prudential Financial Inc.	6.200%	1/15/15	25	27

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Prudential Financial Inc.	5.500%	3/15/16	25	26
	Prudential Financial Inc.	6.100%	6/15/17	25	26
	Prudential Financial Inc.	6.000%	12/1/17	225	231
	Prudential Financial Inc.	5.750%	7/15/33	50	45
	Prudential Financial Inc.	5.400%	6/13/35	100	86
	Prudential Financial Inc.	5.900%	3/17/36	125	116
	Prudential Financial Inc.	5.700%	12/14/36	175	158
	Swiss Re Solutions Holding Corp.	6.450%	3/1/19	100	100
	Swiss Re Solutions Holding Corp.	7.000%	2/15/26	50	49
	Swiss Re Solutions Holding Corp.	7.750%	6/15/30	50	51
	Torchmark Corp.	6.375%	6/15/16	100	100
	Transatlantic Holdings Inc.	8.000%	11/30/39	175	175
	Travelers Cos. Inc.	6.250%	6/20/16	150	164
	Travelers Cos. Inc.	5.750%	12/15/17	250	264
	Travelers Cos. Inc.	5.900%	6/2/19	50	54
3	Travelers Cos. Inc.	6.250%	3/15/37	75	68
	Travelers Cos. Inc.	6.250%	6/15/37	200	210
	UnitedHealth Group Inc.	5.250%	3/15/11	150	156
	UnitedHealth Group Inc.	5.500%	11/15/12	175	188
	UnitedHealth Group Inc.	4.875%	2/15/13	50	53
	UnitedHealth Group Inc.	4.875%	4/1/13	50	53
	UnitedHealth Group Inc.	5.000%	8/15/14	475	498
	UnitedHealth Group Inc.	4.875%	3/15/15	50	52
	UnitedHealth Group Inc.	6.000%	6/15/17	150	156
	UnitedHealth Group Inc.	6.000%	11/15/17	50	52
	UnitedHealth Group Inc.	6.000%	2/15/18	125	130
	UnitedHealth Group Inc.	6.500%	6/15/37	50	49
	UnitedHealth Group Inc.	6.625%	11/15/37	125	127
	UnitedHealth Group Inc.	6.875%	2/15/38	125	130
	Unum Group	7.125%	9/30/16	100	103
	WellPoint Health Networks Inc.	6.375%	1/15/12	100	108
	WellPoint Inc.	6.800%	8/1/12	150	165
	WellPoint Inc.	5.000%	12/15/14	25	26
	WellPoint Inc.	5.250%	1/15/16	50	50
	WellPoint Inc.	5.875%	6/15/17	50	52
	WellPoint Inc.	5.950%	12/15/34	375	355
	WellPoint Inc.	5.850%	1/15/36	225	210
	WellPoint Inc.	6.375%	6/15/37	50	51
	Willis North America Inc.	5.625%	7/15/15	225	221
	XL Capital Ltd.	5.250%	9/15/14	125	125
	XL Capital Ltd.	6.250%	5/15/27	125	113
3	XL Capital Ltd.	6.500%	12/15/49	125	95

	Other Finance (0.1%)
	CME Group Inc.	5.400%	8/1/13	225	241
	CME Group Inc.	5.750%	2/15/14	100	109
	ORIX Corp.	5.480%	11/22/11	125	126
	XTRA Finance Corp.	5.150%	4/1/17	375	381

	Real Estate Investment Trusts (0.3%)
	AMB Property LP	6.625%	12/1/19	75	74
	Arden Realty LP	5.250%	3/1/15	25	26
	AvalonBay Communities Inc.	5.500%	1/15/12	27	28
	AvalonBay Communities Inc.	5.750%	9/15/16	50	51
	Boston Properties LP	5.625%	4/15/15	200	205
	Brandywine Operating
	Partnership LP	5.750%	4/1/12	42	42
	Brandywine Operating
	Partnership LP	5.400%	11/1/14	50	47
	Brandywine Operating
	Partnership LP	7.500%	5/15/15	75	76
	Camden Property Trust	5.700%	5/15/17	100	96
	Duke Realty LP	7.375%	2/15/15	125	133
	Duke Realty LP	5.950%	2/15/17	125	116
	Duke Realty LP	8.250%	8/15/19	100	105
	ERP Operating LP	6.625%	3/15/12	100	107
	ERP Operating LP	5.500%	10/1/12	100	105
	ERP Operating LP	5.250%	9/15/14	50	51
	ERP Operating LP	5.125%	3/15/16	75	73
	ERP Operating LP	5.375%	8/1/16	50	49

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
ERP Operating LP	5.750%	6/15/17	25	25
HCP Inc.	6.450%	6/25/12	50	52
HCP Inc.	5.650%	12/15/13	150	150
HCP Inc.	6.300%	9/15/16	100	98
HCP Inc.	6.700%	1/30/18	50	49
Health Care REIT Inc.	6.200%	6/1/16	275	269
Healthcare Realty Trust Inc.	5.125%	4/1/14	75	73
Healthcare Realty Trust Inc.	6.500%	1/17/17	50	49
Hospitality Properties Trust	7.875%	8/15/14	75	78
Hospitality Properties Trust	5.125%	2/15/15	150	136
HRPT Properties Trust	6.250%	8/15/16	150	143
Kimco Realty Corp.	5.783%	3/15/16	25	25
Kimco Realty Corp.	6.875%	10/1/19	50	51
Liberty Property LP	5.125%	3/2/15	250	237
Liberty Property LP	5.500%	12/15/16	50	46
Mack-Cali Realty LP	7.750%	8/15/19	50	52
National Retail Properties Inc.	6.875%	10/15/17	275	265
Nationwide Health
Properties Inc.	6.250%	2/1/13	125	128
ProLogis	5.625%	11/15/15	75	71
ProLogis	5.750%	4/1/16	50	47
ProLogis	5.625%	11/15/16	75	69
ProLogis	7.375%	10/30/19	175	173
Realty Income Corp.	6.750%	8/15/19	150	147
Regency Centers LP	6.750%	1/15/12	300	315
Simon Property Group LP	4.875%	8/15/10	75	76
Simon Property Group LP	5.000%	3/1/12	100	103
Simon Property Group LP	5.300%	5/30/13	125	129
Simon Property Group LP	6.750%	5/15/14	175	186
Simon Property Group LP	5.750%	12/1/15	525	535
Simon Property Group LP	5.250%	12/1/16	250	246
Simon Property Group LP	5.875%	3/1/17	25	25
Simon Property Group LP	6.125%	5/30/18	225	229
Tanger Properties LP	6.150%	11/15/15	100	98
				130,642
Industrial (10.3%)
Basic Industry (0.9%)
Agrium Inc.	6.750%	1/15/19	200	214
Airgas Inc.	4.500%	9/15/14	50	51
Alcoa Inc.	7.375%	8/1/10	100	104
Alcoa Inc.	5.375%	1/15/13	200	207
Alcoa Inc.	6.000%	7/15/13	450	476
Alcoa Inc.	5.900%	2/1/27	200	179
ArcelorMittal	5.375%	6/1/13	350	367
ArcelorMittal	9.000%	2/15/15	150	175
ArcelorMittal	6.125%	6/1/18	150	153
ArcelorMittal	9.850%	6/1/19	75	97
ArcelorMittal	7.000%	10/15/39	150	158
Barrick Australian
Finance Pty Ltd.	5.950%	10/15/39	200	195
Barrick Gold Finance Co.	4.875%	11/15/14	75	79
Barrick Gold Financeco LLC	6.125%	9/15/13	150	165
Barrick North America
Finance LLC	6.800%	9/15/18	150	167
Barrick North America
Finance LLC	7.500%	9/15/38	175	202
BHP Billiton Finance USA Ltd.	5.125%	3/29/12	25	27
BHP Billiton Finance USA Ltd.	8.500%	12/1/12	200	234
BHP Billiton Finance USA Ltd.	4.800%	4/15/13	150	159
BHP Billiton Finance USA Ltd.	5.500%	4/1/14	75	82
BHP Billiton Finance USA Ltd.	5.250%	12/15/15	50	54
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	100	107
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	400	460
Celulosa Arauco y
Constitucion SA	5.625%	4/20/15	250	262
Commercial Metals Co.	6.500%	7/15/17	50	51
Commercial Metals Co.	7.350%	8/15/18	150	160
Cytec Industries Inc.	8.950%	7/1/17	50	59
Dow Chemical Co.	4.850%	8/15/12	225	236
Dow Chemical Co.	6.000%	10/1/12	375	404

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Dow Chemical Co.	7.600%	5/15/14	525	598
	Dow Chemical Co.	5.900%	2/15/15	25	27
	Dow Chemical Co.	5.700%	5/15/18	25	26
	Dow Chemical Co.	8.550%	5/15/19	350	417
	Dow Chemical Co.	7.375%	11/1/29	25	27
	Dow Chemical Co.	9.400%	5/15/39	50	67
	Eastman Chemical Co.	5.500%	11/15/19	150	150
	EI du Pont de Nemours & Co.	4.750%	11/15/12	25	27
	EI du Pont de Nemours & Co.	5.000%	7/15/13	175	190
	EI du Pont de Nemours & Co.	5.875%	1/15/14	175	193
	EI du Pont de Nemours & Co.	6.000%	7/15/18	275	301
	EI du Pont de Nemours & Co.	4.625%	1/15/20	400	392
	EI du Pont de Nemours & Co.	6.500%	1/15/28	100	109
	Freeport-McMoRan
	Copper & Gold Inc.	8.250%	4/1/15	250	271
	Freeport-McMoRan
	Copper & Gold Inc.	8.375%	4/1/17	325	355
	International Paper Co.	5.300%	4/1/15	75	77
	International Paper Co.	7.950%	6/15/18	500	575
	International Paper Co.	7.500%	8/15/21	450	502
	International Paper Co.	7.300%	11/15/39	100	106
	Lubrizol Corp.	5.500%	10/1/14	250	266
	Lubrizol Corp.	6.500%	10/1/34	450	462
	Monsanto Co.	7.375%	8/15/12	100	113
	Monsanto Co.	5.875%	4/15/38	325	338
5	Mosaic Co.	7.625%	12/1/16	200	216
	Newmont Mining Corp.	5.875%	4/1/35	100	95
	Newmont Mining Corp.	6.250%	10/1/39	125	125
	Nucor Corp.	5.750%	12/1/17	25	27
	Nucor Corp.	5.850%	6/1/18	150	161
	Nucor Corp.	6.400%	12/1/37	75	81
	Placer Dome Inc.	6.450%	10/15/35	75	75
	Plum Creek Timberlands LP	5.875%	11/15/15	100	102
	Potash Corp. of
	Saskatchewan Inc.	7.750%	5/31/11	375	407
	Potash Corp. of
	Saskatchewan Inc.	3.750%	9/30/15	150	150
	Potash Corp. of
	Saskatchewan Inc.	4.875%	3/30/20	125	122
	PPG Industries Inc.	5.750%	3/15/13	100	107
	PPG Industries Inc.	6.650%	3/15/18	250	272
	Praxair Inc.	1.750%	11/15/12	50	50
	Praxair Inc.	3.950%	6/1/13	200	209
	Praxair Inc.	4.375%	3/31/14	75	79
	Praxair Inc.	5.250%	11/15/14	50	55
	Praxair Inc.	5.200%	3/15/17	25	26
	Praxair Inc.	4.500%	8/15/19	50	50
	Rio Tinto Alcan Inc.	4.875%	9/15/12	125	132
	Rio Tinto Alcan Inc.	4.500%	5/15/13	125	128
	Rio Tinto Alcan Inc.	5.200%	1/15/14	125	132
	Rio Tinto Alcan Inc.	5.000%	6/1/15	25	25
	Rio Tinto Alcan Inc.	6.125%	12/15/33	225	225
	Rio Tinto Finance USA Ltd.	5.875%	7/15/13	150	162
	Rio Tinto Finance USA Ltd.	8.950%	5/1/14	575	688
	Rio Tinto Finance USA Ltd.	6.500%	7/15/18	150	164
	Rio Tinto Finance USA Ltd.	9.000%	5/1/19	300	380
	Rio Tinto Finance USA Ltd.	7.125%	7/15/28	75	84
	Sherwin-Williams Co.	3.125%	12/15/14	75	75
	Southern Copper Corp.	7.500%	7/27/35	150	145
	Vale Inco Ltd.	7.750%	5/15/12	125	136
	Vale Inco Ltd.	5.700%	10/15/15	125	126
	Vale Overseas Ltd.	6.250%	1/23/17	100	105
	Vale Overseas Ltd.	5.625%	9/15/19	150	150
	Vale Overseas Ltd.	8.250%	1/17/34	50	58
	Vale Overseas Ltd.	6.875%	11/21/36	275	277
	Vale Overseas Ltd.	6.875%	11/10/39	100	100
	Valspar Corp.	7.250%	6/15/19	25	27
	Xstrata Canada Corp.	7.350%	6/5/12	75	81
	Xstrata Canada Corp.	7.250%	7/15/12	50	54
	Xstrata Canada Corp.	5.500%	6/15/17	200	193

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Capital Goods (1.0%)
	3M Co.	6.375%	2/15/28	100	111
	3M Co.	5.700%	3/15/37	125	131
5	Acuity Brands Lighting Inc.	6.000%	12/15/19	50	48
	Allied Waste North America Inc.	7.125%	5/15/16	50	53
	Bemis Co. Inc.	4.875%	4/1/12	150	155
	Boeing Capital Corp.	5.800%	1/15/13	75	82
	Boeing Capital Corp.	3.250%	10/27/14	275	273
	Boeing Co.	1.875%	11/20/12	150	149
	Boeing Co.	3.500%	2/15/15	400	402
	Boeing Co.	6.000%	3/15/19	25	27
	Boeing Co.	4.875%	2/15/20	75	75
	Boeing Co.	6.625%	2/15/38	150	166
	Boeing Co.	5.875%	2/15/40	75	78
	Caterpillar Financial
	Services Corp.	4.850%	12/7/12	350	378
	Caterpillar Financial
	Services Corp.	4.250%	2/8/13	250	259
	Caterpillar Financial
	Services Corp.	6.125%	2/17/14	275	307
	Caterpillar Financial
	Services Corp.	4.750%	2/17/15	250	262
	Caterpillar Financial
	Services Corp.	7.150%	2/15/19	525	605
	Caterpillar Inc.	6.625%	7/15/28	75	83
	Caterpillar Inc.	6.050%	8/15/36	600	637
	Caterpillar Inc.	7.375%	3/1/97	175	186
	Cooper US Inc.	5.250%	11/15/12	100	107
	Cooper US Inc.	5.450%	4/1/15	75	81
	CRH America Inc.	5.625%	9/30/11	50	53
	CRH America Inc.	6.950%	3/15/12	300	324
	CRH America Inc.	6.000%	9/30/16	225	234
	CRH America Inc.	8.125%	7/15/18	400	467
	Danaher Corp.	5.625%	1/15/18	75	80
	Deere & Co.	6.950%	4/25/14	175	202
	Deere & Co.	4.375%	10/16/19	175	176
	Deere & Co.	5.375%	10/16/29	125	125
	Deere & Co.	7.125%	3/3/31	100	118
	Dover Corp.	5.450%	3/15/18	200	211
	Dover Corp.	6.600%	3/15/38	75	85
	Eaton Corp.	4.900%	5/15/13	100	105
	Eaton Corp.	5.600%	5/15/18	50	53
	Embraer Overseas Ltd.	6.375%	1/24/17	150	152
	Emerson Electric Co.	7.125%	8/15/10	50	52
	Emerson Electric Co.	4.625%	10/15/12	300	321
	Emerson Electric Co.	5.250%	10/15/18	225	238
	Emerson Electric Co.	4.875%	10/15/19	25	26
	Emerson Electric Co.	4.250%	11/15/20	25	24
	Emerson Electric Co.	5.250%	11/15/39	25	24
	General Dynamics Corp.	4.250%	5/15/13	225	238
	General Dynamics Corp.	5.250%	2/1/14	75	82
	General Electric Co.	5.000%	2/1/13	850	900
	General Electric Co.	5.250%	12/6/17	1,050	1,071
	Goodrich Corp.	4.875%	3/1/20	100	100
	Harsco Corp.	5.750%	5/15/18	125	123
	Honeywell International Inc.	6.125%	11/1/11	100	109
	Honeywell International Inc.	5.625%	8/1/12	150	164
	Honeywell International Inc.	4.250%	3/1/13	50	53
	Honeywell International Inc.	5.300%	3/15/17	200	210
	Honeywell International Inc.	5.700%	3/15/37	100	102
	Illinois Tool Works Inc.	5.150%	4/1/14	175	191
	Illinois Tool Works Inc.	6.250%	4/1/19	100	112
	Ingersoll-Rand Global
	Holding Co. Ltd.	6.000%	8/15/13	100	108
	Ingersoll-Rand Global
	Holding Co. Ltd.	9.500%	4/15/14	50	60
	Ingersoll-Rand Global
	Holding Co. Ltd.	6.875%	8/15/18	125	139
	John Deere Capital Corp.	5.400%	10/17/11	150	160
	John Deere Capital Corp.	7.000%	3/15/12	75	83
	John Deere Capital Corp.	5.250%	10/1/12	125	134

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	John Deere Capital Corp.	4.950%	12/17/12	25	27
	John Deere Capital Corp.	4.900%	9/9/13	275	295
	John Deere Capital Corp.	5.750%	9/10/18	275	298
	Joy Global Inc.	6.000%	11/15/16	50	51
5	L-3 Communications Corp.	5.200%	10/15/19	100	100
	Lafarge SA	6.500%	7/15/16	200	212
	Lafarge SA	7.125%	7/15/36	325	343
	Lockheed Martin Corp.	4.121%	3/14/13	125	131
	Lockheed Martin Corp.	6.150%	9/1/36	375	399
	Lockheed Martin Corp.	5.500%	11/15/39	25	25
	Martin Marietta Materials Inc.	6.600%	4/15/18	150	154
	Northrop Grumman
	Systems Corp.	7.125%	2/15/11	250	265
	Parker Hannifin Corp.	5.500%	5/15/18	50	53
	Parker Hannifin Corp.	6.250%	5/15/38	25	27
	Raytheon Co.	5.500%	11/15/12	100	110
	Raytheon Co.	4.400%	2/15/20	100	99
	Raytheon Co.	7.200%	8/15/27	25	30
5	Republic Services Inc.	5.500%	9/15/19	425	432
5	Republic Services Inc.	5.250%	11/15/21	175	171
	Republic Services Inc.	6.086%	3/15/35	75	71
	Rockwell Automation Inc.	5.650%	12/1/17	25	27
	Rockwell Automation Inc.	6.700%	1/15/28	50	53
	Rockwell Automation Inc.	6.250%	12/1/37	100	104
	Rockwell Collins Inc.	5.250%	7/15/19	25	26
	Roper Industries Inc.	6.625%	8/15/13	250	273
	Roper Industries Inc.	6.250%	9/1/19	75	78
	Tyco International Finance SA	6.750%	2/15/11	125	131
	Tyco International Finance SA	6.375%	10/15/11	200	214
	Tyco International Finance SA	6.000%	11/15/13	50	55
	Tyco International Ltd./
	Tyco International Finance SA	7.000%	12/15/19	325	366
	United Technologies Corp.	6.350%	3/1/11	50	53
	United Technologies Corp.	6.100%	5/15/12	200	219
	United Technologies Corp.	4.875%	5/1/15	125	135
	United Technologies Corp.	5.375%	12/15/17	50	54
	United Technologies Corp.	6.700%	8/1/28	100	113
	United Technologies Corp.	7.500%	9/15/29	125	152
	United Technologies Corp.	5.400%	5/1/35	150	149
	United Technologies Corp.	6.050%	6/1/36	225	240
	Waste Management Inc.	5.000%	3/15/14	350	370
	Waste Management Inc.	6.375%	3/11/15	175	195
	Waste Management Inc.	6.125%	11/30/39	200	201

	Communication (2.3%)
	America Movil SAB de CV	5.500%	3/1/14	50	53
	America Movil SAB de CV	5.750%	1/15/15	100	106
	America Movil SAB de CV	6.375%	3/1/35	175	182
	America Movil SAB de CV	6.125%	11/15/37	150	150
5	American Tower Corp.	4.625%	4/1/15	25	25
	AT&T Corp.	7.300%	11/15/11	300	331
	AT&T Corp.	8.000%	11/15/31	875	1,070
	AT&T Inc.	5.875%	2/1/12	315	341
	AT&T Inc.	5.875%	8/15/12	135	148
	AT&T Inc.	4.950%	1/15/13	225	240
	AT&T Inc.	6.700%	11/15/13	175	198
	AT&T Inc.	4.850%	2/15/14	575	614
	AT&T Inc.	5.100%	9/15/14	450	486
	AT&T Inc.	5.625%	6/15/16	400	429
	AT&T Inc.	5.500%	2/1/18	75	79
	AT&T Inc.	5.600%	5/15/18	425	449
	AT&T Inc.	5.800%	2/15/19	150	161
	AT&T Inc.	6.450%	6/15/34	75	77
	AT&T Inc.	6.500%	9/1/37	425	440
	AT&T Inc.	6.300%	1/15/38	650	662
	AT&T Inc.	6.400%	5/15/38	25	26
	AT&T Inc.	6.550%	2/15/39	150	158
	AT&T Mobility LLC	6.500%	12/15/11	100	109
	AT&T Mobility LLC	7.125%	12/15/31	225	253
	Bellsouth Capital Funding Corp.	7.875%	2/15/30	175	199
	BellSouth Corp.	5.200%	9/15/14	125	134

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	BellSouth Corp.	5.200%	12/15/16	75	77
	BellSouth Corp.	6.875%	10/15/31	125	130
	BellSouth Corp.	6.550%	6/15/34	225	225
	BellSouth Corp.	6.000%	11/15/34	60	58
	BellSouth
	Telecommunications Inc.	6.375%	6/1/28	70	70
	British Telecommunications PLC	9.125%	12/15/10	25	27
	British Telecommunications PLC	5.950%	1/15/18	300	305
	British Telecommunications PLC	9.625%	12/15/30	350	449
	CBS Corp.	6.625%	5/15/11	125	131
	CBS Corp.	8.875%	5/15/19	175	209
	Cellco Partnership/
	Verizon Wireless Capital LLC	3.750%	5/20/11	400	413
	Cellco Partnership/
	Verizon Wireless Capital LLC	5.250%	2/1/12	250	265
	Cellco Partnership/
	Verizon Wireless Capital LLC	7.375%	11/15/13	450	517
	Cellco Partnership/
	Verizon Wireless Capital LLC	5.550%	2/1/14	575	627
	Cellco Partnership/
	Verizon Wireless Capital LLC	8.500%	11/15/18	125	156
	CenturyTel Inc.	5.000%	2/15/15	50	51
	CenturyTel Inc.	6.150%	9/15/19	275	284
	CenturyTel Inc.	7.600%	9/15/39	125	129
	Comcast Cable
	Communications
	Holdings Inc.	8.375%	3/15/13	110	127
	Comcast Cable
	Communications
	Holdings Inc.	9.455%	11/15/22	139	181
	Comcast Cable
	Communications LLC	6.750%	1/30/11	75	79
	Comcast Cable
	Communications LLC	8.875%	5/1/17	500	603
	Comcast Corp.	5.500%	3/15/11	50	52
	Comcast Corp.	5.300%	1/15/14	325	348
	Comcast Corp.	5.900%	3/15/16	100	107
	Comcast Corp.	6.300%	11/15/17	50	55
	Comcast Corp.	5.875%	2/15/18	325	346
	Comcast Corp.	5.700%	7/1/19	250	261
	Comcast Corp.	6.500%	11/15/35	700	724
	Comcast Corp.	6.450%	3/15/37	125	128
	Comcast Corp.	6.950%	8/15/37	450	492
	COX Communications Inc.	6.750%	3/15/11	200	210
	COX Communications Inc.	7.125%	10/1/12	50	55
	COX Communications Inc.	5.450%	12/15/14	500	536
	COX Communications Inc.	5.500%	10/1/15	125	133
	Deutsche Telekom
	International Finance BV	5.875%	8/20/13	175	189
	Deutsche Telekom
	International Finance BV	4.875%	7/8/14	75	79
	Deutsche Telekom
	International Finance BV	5.750%	3/23/16	400	427
	Deutsche Telekom
	International Finance BV	6.000%	7/8/19	150	160
	Deutsche Telekom
	International Finance BV	8.750%	6/15/30	425	551
5	DirecTV Holdings LLC/
	DirecTV Financing Co. Inc.	4.750%	10/1/14	100	102
	DirecTV Holdings LLC/
	DirecTV Financing Co. Inc.	7.625%	5/15/16	50	55
5	DirecTV Holdings LLC/
	DirecTV Financing Co. Inc.	5.875%	10/1/19	925	934
	Embarq Corp.	7.082%	6/1/16	350	383
	Embarq Corp.	7.995%	6/1/36	50	54
	France Telecom SA	7.750%	3/1/11	825	887
	France Telecom SA	8.500%	3/1/31	425	565
	Grupo Televisa SA	6.625%	3/18/25	100	99
5	Grupo Televisa SA	6.625%	1/15/40	75	74
	McGraw-Hill Cos. Inc.	5.375%	11/15/12	125	132
	McGraw-Hill Cos. Inc.	5.900%	11/15/17	150	153

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
McGraw-Hill Cos. Inc.	6.550%	11/15/37	150	147
New Cingular
Wireless Services Inc.	7.875%	3/1/11	550	591
New Cingular
Wireless Services Inc.	8.125%	5/1/12	475	536
New Cingular
Wireless Services Inc.	8.750%	3/1/31	125	162
News America Holdings Inc.	9.250%	2/1/13	100	116
News America Holdings Inc.	8.150%	10/17/36	175	196
News America Inc.	5.300%	12/15/14	250	271
News America Inc.	6.550%	3/15/33	300	311
News America Inc.	6.200%	12/15/34	400	398
News America Inc.	6.400%	12/15/35	290	298
Omnicom Group Inc.	5.900%	4/15/16	25	26
Pacific Bell Telephone Co.	7.125%	3/15/26	50	55
Qwest Corp.	7.875%	9/1/11	150	157
Qwest Corp.	8.875%	3/15/12	125	135
Qwest Corp.	7.500%	10/1/14	200	207
Qwest Corp.	6.500%	6/1/17	100	97
Qwest Corp.	7.500%	6/15/23	100	94
Qwest Corp.	6.875%	9/15/33	275	238
Reed Elsevier Capital Inc.	4.625%	6/15/12	25	26
Reed Elsevier Capital Inc.	7.750%	1/15/14	100	113
Reed Elsevier Capital Inc.	8.625%	1/15/19	125	153
Rogers Communications Inc.	6.375%	3/1/14	450	497
Rogers Communications Inc.	5.500%	3/15/14	150	162
Rogers Communications Inc.	6.800%	8/15/18	625	699
RR Donnelley & Sons Co.	4.950%	4/1/14	25	25
RR Donnelley & Sons Co.	5.500%	5/15/15	50	50
RR Donnelley & Sons Co.	8.600%	8/15/16	275	298
Telecom Italia Capital SA	4.875%	10/1/10	100	102
Telecom Italia Capital SA	6.200%	7/18/11	100	106
Telecom Italia Capital SA	5.250%	11/15/13	620	654
Telecom Italia Capital SA	6.175%	6/18/14	75	82
Telecom Italia Capital SA	4.950%	9/30/14	175	182
Telecom Italia Capital SA	5.250%	10/1/15	275	288
Telecom Italia Capital SA	7.175%	6/18/19	100	112
Telecom Italia Capital SA	6.375%	11/15/33	85	84
Telecom Italia Capital SA	6.000%	9/30/34	25	24
Telecom Italia Capital SA	7.200%	7/18/36	100	108
Telecom Italia Capital SA	7.721%	6/4/38	25	29
Telefonica Emisiones SAU	5.984%	6/20/11	200	212
Telefonica Emisiones SAU	6.421%	6/20/16	450	501
Telefonica Emisiones SAU	5.877%	7/15/19	100	107
Telefonica Emisiones SAU	7.045%	6/20/36	425	484
Telefonica Europe BV	8.250%	9/15/30	200	251
Telefonos de Mexico
SAB de CV	5.500%	1/27/15	200	207
TELUS Corp.	8.000%	6/1/11	88	95
Thomson Reuters Corp.	5.700%	10/1/14	125	137
Thomson Reuters Corp.	4.700%	10/15/19	300	297
Thomson Reuters Corp.	5.500%	8/15/35	200	191
Time Warner Cable Inc.	5.400%	7/2/12	150	160
Time Warner Cable Inc.	6.200%	7/1/13	150	164
Time Warner Cable Inc.	7.500%	4/1/14	100	115
Time Warner Cable Inc.	3.500%	2/1/15	150	148
Time Warner Cable Inc.	5.850%	5/1/17	675	708
Time Warner Cable Inc.	6.750%	7/1/18	850	937
Time Warner Cable Inc.	8.250%	4/1/19	225	268
Time Warner Cable Inc.	5.000%	2/1/20	475	462
Time Warner Cable Inc.	6.550%	5/1/37	125	128
Time Warner Cable Inc.	6.750%	6/15/39	275	288
Time Warner
Entertainment Co. LP	8.375%	3/15/23	175	209
Time Warner
Entertainment Co. LP	8.375%	7/15/33	100	119
United States Cellular Corp.	6.700%	12/15/33	75	73
Verizon Communications Inc.	4.350%	2/15/13	25	26
Verizon Communications Inc.	5.250%	4/15/13	250	271
Verizon Communications Inc.	5.550%	2/15/16	250	267
Verizon Communications Inc.	5.500%	2/15/18	600	624

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Verizon Communications Inc.	8.750%	11/1/18	100	127
	Verizon Communications Inc.	6.350%	4/1/19	250	277
	Verizon Communications Inc.	5.850%	9/15/35	425	413
	Verizon Communications Inc.	6.400%	2/15/38	125	132
	Verizon Communications Inc.	6.900%	4/15/38	125	139
	Verizon Communications Inc.	8.950%	3/1/39	500	681
	Verizon Communications Inc.	7.350%	4/1/39	325	378
	Verizon Global Funding Corp.	7.250%	12/1/10	300	317
	Verizon Global Funding Corp.	6.875%	6/15/12	900	1,000
	Verizon Global Funding Corp.	4.375%	6/1/13	25	26
	Verizon Global Funding Corp.	7.750%	12/1/30	300	355
	Verizon New England Inc.	6.500%	9/15/11	200	215
	Verizon New Jersey Inc.	5.875%	1/17/12	100	107
	Verizon New York Inc.	6.875%	4/1/12	75	82
	Verizon Virginia Inc.	4.625%	3/15/13	100	104
	Vodafone Group PLC	5.350%	2/27/12	100	107
	Vodafone Group PLC	5.000%	12/16/13	400	423
	Vodafone Group PLC	5.375%	1/30/15	500	538
	Vodafone Group PLC	5.000%	9/15/15	50	53
	Vodafone Group PLC	5.750%	3/15/16	100	108
	Vodafone Group PLC	5.625%	2/27/17	250	267
	Vodafone Group PLC	5.450%	6/10/19	150	155
	Vodafone Group PLC	7.875%	2/15/30	50	60
	Vodafone Group PLC	6.150%	2/27/37	75	78
	Washington Post Co.	7.250%	2/1/19	75	82
	WPP Finance UK	5.875%	6/15/14	75	76
	WPP Finance UK	8.000%	9/15/14	50	56

	Consumer Cyclical (1.0%)
	Best Buy Co. Inc.	6.750%	7/15/13	275	302
	Costco Wholesale Corp.	5.300%	3/15/12	25	27
	Costco Wholesale Corp.	5.500%	3/15/17	200	215
	CVS Caremark Corp.	5.750%	8/15/11	25	27
	CVS Caremark Corp.	4.875%	9/15/14	75	79
	CVS Caremark Corp.	6.125%	8/15/16	150	162
	CVS Caremark Corp.	6.600%	3/15/19	200	218
	CVS Caremark Corp.	6.250%	6/1/27	375	382
3	CVS Caremark Corp.	6.302%	6/1/37	125	107
	CVS Caremark Corp.	6.125%	9/15/39	175	172
	Daimler Finance
	North America LLC	5.875%	3/15/11	300	313
	Daimler Finance
	North America LLC	5.750%	9/8/11	150	159
	Daimler Finance
	North America LLC	7.300%	1/15/12	625	679
	Daimler Finance
	North America LLC	6.500%	11/15/13	300	329
	Daimler Finance
	North America LLC	8.500%	1/18/31	100	122
	Darden Restaurants Inc.	5.625%	10/15/12	75	80
	Darden Restaurants Inc.	6.200%	10/15/17	275	291
	Darden Restaurants Inc.	6.800%	10/15/37	100	103
	Historic TW Inc.	9.150%	2/1/23	195	238
	Historic TW Inc.	6.625%	5/15/29	175	184
	Home Depot Inc.	5.250%	12/16/13	250	268
	Home Depot Inc.	5.400%	3/1/16	175	183
	Home Depot Inc.	5.875%	12/16/36	225	217
	Johnson Controls Inc.	5.250%	1/15/11	75	78
	Johnson Controls Inc.	6.000%	1/15/36	50	43
	Kohl’s Corp.	6.250%	12/15/17	50	55
	Kohl’s Corp.	6.000%	1/15/33	100	101
	Lowe’s Cos. Inc.	5.600%	9/15/12	100	109
	Lowe’s Cos. Inc.	5.000%	10/15/15	150	162
	Lowe’s Cos. Inc.	5.400%	10/15/16	150	161
	Lowe’s Cos. Inc.	6.100%	9/15/17	75	83
	Lowe’s Cos. Inc.	6.875%	2/15/28	25	28
	Lowe’s Cos. Inc.	6.500%	3/15/29	200	220
	Lowe’s Cos. Inc.	5.800%	10/15/36	75	77
	Marriott International Inc	4.625%	6/15/12	100	101
	Marriott International Inc.	5.625%	2/15/13	100	103
	Marriott International Inc.	6.200%	6/15/16	25	25

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Marriott International Inc.	6.375%	6/15/17	50	52
McDonald’s Corp.	5.300%	3/15/17	125	135
McDonald’s Corp.	5.800%	10/15/17	175	194
McDonald’s Corp.	5.350%	3/1/18	100	108
McDonald’s Corp.	5.000%	2/1/19	100	106
McDonald’s Corp.	6.300%	10/15/37	50	55
McDonald’s Corp.	5.700%	2/1/39	100	103
MDC Holdings Inc.	5.500%	5/15/13	75	75
Nordstrom Inc.	6.250%	1/15/18	75	81
Nordstrom Inc.	7.000%	1/15/38	50	55
PACCAR Financial Corp.	1.950%	12/17/12	100	99
PACCAR Inc.	6.875%	2/15/14	100	113
Staples Inc.	7.750%	4/1/11	400	430
Staples Inc.	9.750%	1/15/14	100	122
Target Corp.	5.125%	1/15/13	225	245
Target Corp.	4.000%	6/15/13	175	182
Target Corp.	5.375%	5/1/17	225	242
Target Corp.	6.000%	1/15/18	250	275
Target Corp.	7.000%	7/15/31	100	114
Target Corp.	6.350%	11/1/32	150	161
Target Corp.	6.500%	10/15/37	150	166
Target Corp.	7.000%	1/15/38	225	262
Time Warner Inc.	6.750%	4/15/11	375	398
Time Warner Inc.	5.500%	11/15/11	250	265
Time Warner Inc.	6.875%	5/1/12	50	55
Time Warner Inc.	5.875%	11/15/16	75	81
Time Warner Inc.	7.625%	4/15/31	300	351
Time Warner Inc.	7.700%	5/1/32	225	263
Time Warner Inc.	6.500%	11/15/36	175	183
TJX Cos. Inc.	6.950%	4/15/19	100	116
Toll Brothers Finance Corp.	5.150%	5/15/15	100	95
Toll Brothers Finance Corp.	6.750%	11/1/19	100	96
Toyota Motor Credit Corp.	4.350%	12/15/10	75	78
Toyota Motor Credit Corp.	5.450%	5/18/11	225	238
VF Corp.	5.950%	11/1/17	75	81
VF Corp.	6.450%	11/1/37	50	52
Viacom Inc.	6.250%	4/30/16	50	55
Viacom Inc.	6.125%	10/5/17	75	81
Viacom Inc.	5.625%	9/15/19	275	285
Viacom Inc.	6.875%	4/30/36	250	265
Wal-Mart Stores Inc.	4.125%	2/15/11	25	26
Wal-Mart Stores Inc.	4.550%	5/1/13	525	558
Wal-Mart Stores Inc.	7.250%	6/1/13	100	115
Wal-Mart Stores Inc.	4.500%	7/1/15	225	240
Wal-Mart Stores Inc.	5.375%	4/5/17	25	27
Wal-Mart Stores Inc.	5.800%	2/15/18	250	281
Wal-Mart Stores Inc.	5.875%	4/5/27	725	781
Wal-Mart Stores Inc.	7.550%	2/15/30	175	219
Wal-Mart Stores Inc.	5.250%	9/1/35	150	149
Wal-Mart Stores Inc.	6.500%	8/15/37	375	431
Wal-Mart Stores Inc.	6.200%	4/15/38	300	333
Walgreen Co.	4.875%	8/1/13	450	481
Walt Disney Co.	5.700%	7/15/11	325	348
Walt Disney Co.	6.375%	3/1/12	100	110
Walt Disney Co.	5.625%	9/15/16	375	408
Walt Disney Co.	5.875%	12/15/17	175	189
Walt Disney Co.	5.500%	3/15/19	25	27
Western Union Co.	5.400%	11/17/11	125	133
Western Union Co.	5.930%	10/1/16	125	136
Western Union Co.	6.200%	11/17/36	75	76
Yum! Brands Inc.	8.875%	4/15/11	125	136
Yum! Brands Inc.	7.700%	7/1/12	100	112
Yum! Brands Inc.	6.250%	4/15/16	50	53
Yum! Brands Inc.	6.250%	3/15/18	50	54
Yum! Brands Inc.	6.875%	11/15/37	225	244

Consumer Noncyclical (2.5%)
Abbott Laboratories	3.750%	3/15/11	100	103
Abbott Laboratories	5.150%	11/30/12	100	110
Abbott Laboratories	4.350%	3/15/14	500	528
Abbott Laboratories	5.875%	5/15/16	475	527

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Abbott Laboratories	5.600%	11/30/17	100	109
	Abbott Laboratories	6.150%	11/30/37	300	324
	Abbott Laboratories	6.000%	4/1/39	50	53
	Allergan Inc.	5.750%	4/1/16	25	27
	Altria Group Inc.	8.500%	11/10/13	500	579
	Altria Group Inc.	9.700%	11/10/18	225	279
	Altria Group Inc.	9.250%	8/6/19	300	365
	Altria Group Inc.	9.950%	11/10/38	150	198
	Altria Group Inc.	10.200%	2/6/39	350	468
	AmerisourceBergen Corp.	5.625%	9/15/12	100	107
	AmerisourceBergen Corp.	5.875%	9/15/15	150	164
	AmerisourceBergen Corp.	4.875%	11/15/19	25	25
	Amgen Inc.	4.850%	11/18/14	100	108
	Amgen Inc.	5.850%	6/1/17	150	164
	Amgen Inc.	5.700%	2/1/19	225	243
	Amgen Inc.	6.375%	6/1/37	125	137
	Amgen Inc.	6.900%	6/1/38	175	204
	Amgen Inc.	6.400%	2/1/39	175	192
	Anheuser-Busch Cos. Inc.	6.000%	4/15/11	250	264
	Anheuser-Busch Cos. Inc.	4.375%	1/15/13	125	129
	Anheuser-Busch Cos. Inc.	5.500%	1/15/18	75	77
	Anheuser-Busch Cos. Inc.	6.800%	8/20/32	150	161
	Anheuser-Busch Cos. Inc.	5.750%	4/1/36	115	110
5	Anheuser-Busch InBev
	Worldwide Inc.	3.000%	10/15/12	225	227
5	Anheuser-Busch InBev
	Worldwide Inc.	4.125%	1/15/15	275	278
5	Anheuser-Busch InBev
	Worldwide Inc.	5.375%	1/15/20	500	508
5	Anheuser-Busch InBev
	Worldwide Inc.	6.375%	1/15/40	25	26
	Archer-Daniels-Midland Co.	5.450%	3/15/18	75	80
	Archer-Daniels-Midland Co.	7.000%	2/1/31	200	231
	Archer-Daniels-Midland Co.	5.935%	10/1/32	100	102
	Archer-Daniels-Midland Co.	5.375%	9/15/35	275	266
	AstraZeneca PLC	5.400%	9/15/12	425	465
	AstraZeneca PLC	5.400%	6/1/14	75	82
	AstraZeneca PLC	5.900%	9/15/17	375	416
	AstraZeneca PLC	6.450%	9/15/37	450	504
	Baxter FinCo BV	4.750%	10/15/10	175	180
	Baxter International Inc.	6.250%	12/1/37	300	326
	Becton Dickinson and Co.	5.000%	5/15/19	50	52
	Biogen Idec Inc.	6.000%	3/1/13	225	242
	Biogen Idec Inc.	6.875%	3/1/18	325	347
	Bottling Group LLC	4.625%	11/15/12	200	215
	Bottling Group LLC	5.000%	11/15/13	75	81
	Bottling Group LLC	5.500%	4/1/16	250	270
	Bristol-Myers Squibb Co.	5.450%	5/1/18	50	54
	Bristol-Myers Squibb Co.	7.150%	6/15/23	200	240
	Bristol-Myers Squibb Co.	6.800%	11/15/26	100	114
	Bristol-Myers Squibb Co.	5.875%	11/15/36	100	105
	Bristol-Myers Squibb Co.	6.125%	5/1/38	75	82
	Bunge Ltd. Finance Corp.	5.350%	4/15/14	175	179
	Bunge Ltd. Finance Corp.	5.100%	7/15/15	25	25
	Bunge Ltd. Finance Corp.	8.500%	6/15/19	75	85
	Campbell Soup Co.	6.750%	2/15/11	100	107
	Cardinal Health Inc.	4.000%	6/15/15	50	49
5	CareFusion Corp.	4.125%	8/1/12	25	26
5	CareFusion Corp.	5.125%	8/1/14	50	53
5	CareFusion Corp.	6.375%	8/1/19	50	54
	Cia de Bebidas das Americas	10.500%	12/15/11	100	115
	Cia de Bebidas das Americas	8.750%	9/15/13	100	116
	Clorox Co.	4.200%	1/15/10	175	175
	Clorox Co.	5.000%	1/15/15	50	53
	Coca-Cola Co.	3.625%	3/15/14	100	103
	Coca-Cola Co.	5.350%	11/15/17	225	244
	Coca-Cola Co.	4.875%	3/15/19	250	261
	Coca-Cola Enterprises Inc.	5.000%	8/15/13	450	486
	Coca-Cola Enterprises Inc.	7.375%	3/3/14	400	466
	Coca-Cola Enterprises Inc.	4.250%	3/1/15	25	26
	Coca-Cola Enterprises Inc.	4.500%	8/15/19	25	25

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Coca-Cola Enterprises Inc.	8.500%	2/1/22	50	64
Coca-Cola Enterprises Inc.	7.000%	10/1/26	200	233
Coca-Cola HBC Finance BV	5.125%	9/17/13	100	107
Covidien International
Finance SA	5.450%	10/15/12	125	136
Covidien International
Finance SA	6.000%	10/15/17	225	243
Covidien International
Finance SA	6.550%	10/15/37	175	196
Delhaize Group SA	5.875%	2/1/14	125	134
Diageo Capital PLC	5.200%	1/30/13	50	54
Diageo Capital PLC	7.375%	1/15/14	300	347
Diageo Capital PLC	5.750%	10/23/17	25	27
Diageo Finance BV	5.300%	10/28/15	75	81
Diageo Investment Corp.	9.000%	8/15/11	400	445
Dr Pepper Snapple Group Inc.	1.700%	12/21/11	100	100
Dr Pepper Snapple Group Inc.	2.350%	12/21/12	75	75
Dr Pepper Snapple Group Inc.	6.120%	5/1/13	25	27
Dr Pepper Snapple Group Inc.	6.820%	5/1/18	100	113
Dr Pepper Snapple Group Inc.	7.450%	5/1/38	25	29
Eli Lilly & Co.	3.550%	3/6/12	175	182
Eli Lilly & Co.	6.000%	3/15/12	25	27
Eli Lilly & Co.	4.200%	3/6/14	150	158
Eli Lilly & Co.	5.200%	3/15/17	150	159
Eli Lilly & Co.	5.500%	3/15/27	150	152
Eli Lilly & Co.	5.950%	11/15/37	150	159
Express Scripts Inc.	5.250%	6/15/12	125	133
Express Scripts Inc.	6.250%	6/15/14	125	137
Express Scripts Inc.	7.250%	6/15/19	50	57
Fortune Brands Inc.	5.125%	1/15/11	125	129
Fortune Brands Inc.	3.000%	6/1/12	125	124
Fortune Brands Inc.	5.375%	1/15/16	250	251
Fortune Brands Inc.	5.875%	1/15/36	50	43
Genentech Inc.	4.750%	7/15/15	50	53
Genentech Inc.	5.250%	7/15/35	75	72
General Mills Inc.	6.000%	2/15/12	233	252
General Mills Inc.	5.650%	9/10/12	100	109
General Mills Inc.	5.250%	8/15/13	100	108
General Mills Inc.	5.700%	2/15/17	150	163
General Mills Inc.	5.650%	2/15/19	775	827
GlaxoSmithKline Capital Inc.	4.850%	5/15/13	400	427
GlaxoSmithKline Capital Inc.	4.375%	4/15/14	375	396
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	400	431
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	350	389
Hasbro Inc.	6.300%	9/15/17	175	185
Hershey Co.	5.450%	9/1/16	50	52
HJ Heinz Finance Co.	6.625%	7/15/11	250	268
HJ Heinz Finance Co.	6.750%	3/15/32	225	236
Hospira Inc.	5.900%	6/15/14	75	81
Johnson & Johnson	5.150%	8/15/12	175	191
Johnson & Johnson	6.950%	9/1/29	25	30
Johnson & Johnson	4.950%	5/15/33	150	146
Johnson & Johnson	5.950%	8/15/37	200	221
Kellogg Co.	5.125%	12/3/12	375	409
Kellogg Co.	4.250%	3/6/13	100	106
Kellogg Co.	4.150%	11/15/19	125	122
Kimberly-Clark Corp.	4.875%	8/15/15	200	216
Kimberly-Clark Corp.	6.125%	8/1/17	275	304
Kimberly-Clark Corp.	6.250%	7/15/18	50	56
Koninklijke Philips Electronics NV	4.625%	3/11/13	100	105
Koninklijke Philips Electronics NV	5.750%	3/11/18	200	212
Koninklijke Philips Electronics NV	6.875%	3/11/38	175	199
Kraft Foods Inc.	5.625%	11/1/11	50	53
Kraft Foods Inc.	6.250%	6/1/12	100	108
Kraft Foods Inc.	5.250%	10/1/13	25	26
Kraft Foods Inc.	6.750%	2/19/14	75	83
Kraft Foods Inc.	6.500%	8/11/17	475	515
Kraft Foods Inc.	6.125%	8/23/18	75	80
Kraft Foods Inc.	6.500%	11/1/31	200	201
Kraft Foods Inc.	7.000%	8/11/37	400	426
Kraft Foods Inc.	6.875%	2/1/38	575	603

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Kraft Foods Inc.	6.875%	1/26/39	25	26
	Kroger Co.	6.800%	4/1/11	225	239
	Kroger Co.	6.750%	4/15/12	350	383
	Kroger Co.	6.200%	6/15/12	250	272
	Kroger Co.	5.000%	4/15/13	200	212
	Kroger Co.	6.150%	1/15/20	75	80
	Kroger Co.	8.000%	9/15/29	125	150
	Kroger Co.	7.500%	4/1/31	100	116
	Kroger Co.	6.900%	4/15/38	75	84
	Laboratory Corp. of
	America Holdings	5.625%	12/15/15	75	78
	Lorillard Tobacco Co.	8.125%	6/23/19	475	522
	McKesson Corp.	7.750%	2/1/12	100	111
	McKesson Corp.	5.250%	3/1/13	175	186
5	Mead Johnson Nutrition Co.	3.500%	11/1/14	25	25
5	Mead Johnson Nutrition Co.	4.900%	11/1/19	50	49
5	Mead Johnson Nutrition Co.	5.900%	11/1/39	100	97
	Medco Health Solutions Inc.	7.125%	3/15/18	250	281
	Medtronic Inc.	4.500%	3/15/14	75	80
	Medtronic Inc.	4.750%	9/15/15	100	108
	Medtronic Inc.	5.600%	3/15/19	25	27
	Medtronic Inc.	6.500%	3/15/39	25	28
	Merck & Co. Inc.	1.875%	6/30/11	150	152
	Merck & Co. Inc.	4.375%	2/15/13	100	106
	Merck & Co. Inc.	5.300%	12/1/13	250	275
	Merck & Co. Inc.	4.750%	3/1/15	200	216
	Merck & Co. Inc.	4.000%	6/30/15	100	105
	Merck & Co. Inc.	6.000%	9/15/17	150	168
	Merck & Co. Inc.	5.000%	6/30/19	100	105
	Merck & Co. Inc.	6.400%	3/1/28	50	55
	Merck & Co. Inc.	5.950%	12/1/28	75	80
	Merck & Co. Inc.	6.500%	12/1/33	75	85
	Merck & Co. Inc.	5.750%	11/15/36	150	156
	Merck & Co. Inc.	6.550%	9/15/37	125	143
	Merck & Co. Inc.	5.850%	6/30/39	75	80
	Novant Health Inc.	5.850%	11/1/19	150	149
	Novartis Capital Corp.	4.125%	2/10/14	525	551
	Novartis Securities
	Investment Ltd.	5.125%	2/10/19	400	417
	Pepsi Bottling Group Inc.	7.000%	3/1/29	275	320
	PepsiAmericas Inc.	5.750%	7/31/12	100	109
	PepsiAmericas Inc.	5.000%	5/15/17	100	105
	PepsiCo Inc.	4.650%	2/15/13	125	134
	PepsiCo Inc.	3.750%	3/1/14	350	363
	PepsiCo Inc.	5.000%	6/1/18	325	339
	PepsiCo Inc.	7.900%	11/1/18	375	460
	Pfizer Inc.	4.450%	3/15/12	425	450
	Pfizer Inc.	5.350%	3/15/15	700	767
	Pfizer Inc.	6.200%	3/15/19	600	668
	Pfizer Inc.	7.200%	3/15/39	600	739
	Pharmacia Corp.	6.600%	12/1/28	75	83
	Philip Morris International Inc.	4.875%	5/16/13	250	266
	Philip Morris International Inc.	6.875%	3/17/14	150	171
	Philip Morris International Inc.	5.650%	5/16/18	325	342
	Philip Morris International Inc.	6.375%	5/16/38	200	216
3	Procter & Gamble - Esop	9.360%	1/1/21	416	520
	Procter & Gamble Co.	4.950%	8/15/14	50	54
	Procter & Gamble Co.	3.500%	2/15/15	150	154
	Procter & Gamble Co.	4.700%	2/15/19	100	102
	Procter & Gamble Co.	6.450%	1/15/26	75	85
	Procter & Gamble Co.	5.550%	3/5/37	325	334
	Quest Diagnostics Inc.	5.450%	11/1/15	200	216
	Quest Diagnostics Inc.	6.950%	7/1/37	75	84
	Reynolds American Inc.	7.250%	6/1/12	225	245
	Reynolds American Inc.	7.250%	6/1/13	150	164
	Reynolds American Inc.	6.750%	6/15/17	150	155
	Reynolds American Inc.	7.250%	6/15/37	125	126
	Safeway Inc.	6.500%	3/1/11	200	211
	Safeway Inc.	6.250%	3/15/14	150	164
	Safeway Inc.	6.350%	8/15/17	100	109
	Safeway Inc.	5.000%	8/15/19	125	125

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Safeway Inc.	7.250%	2/1/31	75	86
	St. Jude Medical Inc.	3.750%	7/15/14	225	229
	Sysco Corp.	4.200%	2/12/13	25	26
	Sysco Corp.	5.250%	2/12/18	100	106
	Sysco Corp.	5.375%	9/21/35	100	99
	Teva Pharmaceutical
	Finance Co. LLC	6.150%	2/1/36	400	409
5	Thermo Fisher Scientific Inc.	2.150%	12/28/12	50	50
5	Thermo Fisher Scientific Inc.	3.250%	11/18/14	75	74
	Unilever Capital Corp.	7.125%	11/1/10	350	369
	Unilever Capital Corp.	3.650%	2/15/14	25	26
	Unilever Capital Corp.	5.900%	11/15/32	50	53
	UST Inc.	5.750%	3/1/18	75	74
	Whirlpool Corp.	5.500%	3/1/13	325	335
	Wyeth	5.500%	3/15/13	275	299
	Wyeth	5.500%	2/1/14	50	55
	Wyeth	5.500%	2/15/16	200	215
	Wyeth	5.450%	4/1/17	50	53
	Wyeth	6.450%	2/1/24	100	112
	Wyeth	6.500%	2/1/34	100	110
	Wyeth	6.000%	2/15/36	125	130
	Wyeth	5.950%	4/1/37	525	550
	Zimmer Holdings Inc.	4.625%	11/30/19	50	50
	Zimmer Holdings Inc.	5.750%	11/30/39	50	49

	Energy (1.4%)
	Alberta Energy Co. Ltd.	7.375%	11/1/31	125	139
	Anadarko Finance Co.	6.750%	5/1/11	25	27
	Anadarko Petroleum Corp.	7.625%	3/15/14	150	172
	Anadarko Petroleum Corp.	5.750%	6/15/14	25	27
	Anadarko Petroleum Corp.	6.450%	9/15/36	775	807
	Anadarko Petroleum Corp.	7.950%	6/15/39	25	31
	Apache Corp.	6.000%	9/15/13	175	192
	Apache Corp.	5.625%	1/15/17	100	107
	Apache Corp.	6.900%	9/15/18	150	176
	Apache Corp.	6.000%	1/15/37	150	159
	Baker Hughes Inc.	6.875%	1/15/29	100	111
	BP Capital Markets PLC	3.125%	3/10/12	350	360
	BP Capital Markets PLC	5.250%	11/7/13	350	381
	BP Capital Markets PLC	3.625%	5/8/14	50	51
	BP Capital Markets PLC	3.875%	3/10/15	275	284
	BP Capital Markets PLC	4.750%	3/10/19	200	204
	Burlington Resources
	Finance Co.	6.680%	2/15/11	50	53
	Burlington Resources
	Finance Co.	6.500%	12/1/11	100	109
	Burlington Resources
	Finance Co.	7.400%	12/1/31	175	200
	Cameron International Corp.	6.375%	7/15/18	100	105
	Cameron International Corp.	7.000%	7/15/38	100	106
	Canadian Natural
	Resources Ltd.	5.450%	10/1/12	50	53
	Canadian Natural
	Resources Ltd.	5.150%	2/1/13	25	26
	Canadian Natural
	Resources Ltd.	4.900%	12/1/14	150	158
	Canadian Natural
	Resources Ltd.	6.000%	8/15/16	125	132
	Canadian Natural
	Resources Ltd.	5.700%	5/15/17	225	240
	Canadian Natural
	Resources Ltd.	7.200%	1/15/32	225	254
	Canadian Natural
	Resources Ltd.	6.450%	6/30/33	125	130
	Canadian Natural
	Resources Ltd.	6.500%	2/15/37	125	132
	Canadian Natural
	Resources Ltd.	6.250%	3/15/38	150	155
	Canadian Natural
	Resources Ltd.	6.750%	2/1/39	25	28
5	Cenovus Energy Inc.	4.500%	9/15/14	150	154

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	Cenovus Energy Inc.	5.700%	10/15/19	50	51
5	Cenovus Energy Inc.	6.750%	11/15/39	850	896
	Chevron Corp.	3.450%	3/3/12	200	208
	Chevron Corp.	3.950%	3/3/14	225	237
	Chevron Corp.	4.950%	3/3/19	275	290
	Conoco Funding Co.	6.350%	10/15/11	375	410
	Conoco Funding Co.	7.250%	10/15/31	75	87
	ConocoPhillips	4.750%	2/1/14	125	134
	ConocoPhillips	5.750%	2/1/19	500	549
	ConocoPhillips	6.000%	1/15/20	375	416
	ConocoPhillips	6.500%	2/1/39	200	222
	ConocoPhillips
	Canada Funding Co. I	5.300%	4/15/12	150	161
	ConocoPhillips
	Canada Funding Co. I	5.625%	10/15/16	250	272
	ConocoPhillips
	Canada Funding Co. I	5.950%	10/15/36	150	149
	ConocoPhillips Holding Co.	6.950%	4/15/29	100	113
	Devon Energy Corp.	5.625%	1/15/14	100	109
	Devon Energy Corp.	7.950%	4/15/32	100	126
	Devon Financing Corp. ULC	6.875%	9/30/11	200	217
	Devon Financing Corp. ULC	7.875%	9/30/31	250	311
	Devon OEI Operating Inc.	7.250%	10/1/11	75	82
	Diamond Offshore Drilling Inc.	4.875%	7/1/15	25	27
	Diamond Offshore Drilling Inc.	5.875%	5/1/19	75	80
	Diamond Offshore Drilling Inc.	5.700%	10/15/39	100	98
	EnCana Corp.	4.750%	10/15/13	25	26
	EnCana Corp.	5.900%	12/1/17	225	241
	EnCana Corp.	6.500%	8/15/34	325	349
	EnCana Holdings Finance Corp.	5.800%	5/1/14	100	109
	EOG Resources Inc.	5.875%	9/15/17	225	247
	Halliburton Co.	6.150%	9/15/19	200	224
	Halliburton Co.	7.450%	9/15/39	325	401
	Hess Corp.	7.875%	10/1/29	350	417
	Hess Corp.	7.125%	3/15/33	100	112
	Husky Energy Inc.	5.900%	6/15/14	300	327
	Husky Energy Inc.	6.150%	6/15/19	100	107
	Husky Energy Inc.	6.800%	9/15/37	50	52
	Kerr-McGee Corp.	6.875%	9/15/11	175	188
	Kerr-McGee Corp.	6.950%	7/1/24	250	272
	Kerr-McGee Corp.	7.875%	9/15/31	50	57
	Marathon Oil Corp.	6.125%	3/15/12	125	135
	Marathon Oil Corp.	5.900%	3/15/18	50	53
	Nabors Industries Inc.	6.150%	2/15/18	300	311
	Nexen Inc.	5.050%	11/20/13	50	53
	Nexen Inc.	5.650%	5/15/17	100	104
	Nexen Inc.	7.875%	3/15/32	50	58
	Nexen Inc.	6.400%	5/15/37	300	299
	Nexen Inc.	7.500%	7/30/39	200	225
	Noble Energy Inc.	8.250%	3/1/19	200	239
	Occidental Petroleum Corp.	6.750%	1/15/12	250	274
	Petro-Canada	6.050%	5/15/18	425	454
	Petro-Canada	7.875%	6/15/26	25	29
	Petro-Canada	7.000%	11/15/28	100	107
	Petro-Canada	5.350%	7/15/33	150	135
	Petro-Canada	6.800%	5/15/38	125	138
	Questar Market Resources Inc.	6.050%	9/1/16	100	102
	Questar Market Resources Inc.	6.800%	3/1/20	50	52
	Rowan Cos. Inc.	7.875%	8/1/19	75	83
	Shell International Finance BV	5.625%	6/27/11	225	239
	Shell International Finance BV	4.000%	3/21/14	300	314
	Shell International Finance BV	3.250%	9/22/15	250	250
	Shell International Finance BV	4.300%	9/22/19	425	420
	Shell International Finance BV	6.375%	12/15/38	475	529
	Smith International Inc.	9.750%	3/15/19	300	380
	Statoil ASA	3.875%	4/15/14	25	26
	Statoil ASA	5.250%	4/15/19	25	27
	Statoil ASA	7.250%	9/23/27	400	472
	Suncor Energy Inc.	6.100%	6/1/18	75	81
	Suncor Energy Inc.	5.950%	12/1/34	75	74
	Suncor Energy Inc.	6.500%	6/15/38	925	973

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Sunoco Inc.	4.875%	10/15/14	50	50
Sunoco Inc.	5.750%	1/15/17	50	51
Talisman Energy Inc.	5.125%	5/15/15	50	52
Talisman Energy Inc.	7.750%	6/1/19	200	235
Talisman Energy Inc.	5.850%	2/1/37	150	143
Tosco Corp.	8.125%	2/15/30	100	121
Transocean Inc.	6.000%	3/15/18	75	80
Transocean Inc.	7.500%	4/15/31	175	203
Transocean Inc.	6.800%	3/15/38	150	167
Valero Energy Corp.	6.875%	4/15/12	300	323
Valero Energy Corp.	9.375%	3/15/19	200	239
Valero Energy Corp.	7.500%	4/15/32	225	230
Valero Energy Corp.	6.625%	6/15/37	175	163
Weatherford International Inc.	6.350%	6/15/17	450	472
Weatherford International Inc.	6.800%	6/15/37	25	25
Weatherford International Ltd.	5.150%	3/15/13	25	26
Weatherford International Ltd.	6.000%	3/15/18	50	51
Weatherford International Ltd.	6.500%	8/1/36	275	262
Weatherford International Ltd.	7.000%	3/15/38	50	51
XTO Energy Inc.	5.900%	8/1/12	50	55
XTO Energy Inc.	6.250%	4/15/13	175	195
XTO Energy Inc.	5.750%	12/15/13	250	278
XTO Energy Inc.	5.000%	1/31/15	50	54
XTO Energy Inc.	5.300%	6/30/15	25	28
XTO Energy Inc.	6.250%	8/1/17	375	426
XTO Energy Inc.	6.500%	12/15/18	200	229
XTO Energy Inc.	6.750%	8/1/37	275	323

Other Industrial (0.0%)
Cintas Corp.	6.125%	12/1/17	75	80

Technology (0.8%)
Agilent Technologies Inc.	4.450%	9/14/12	25	26
Agilent Technologies Inc.	5.500%	9/14/15	50	53
Agilent Technologies Inc.	6.500%	11/1/17	400	424
Amphenol Corp.	4.750%	11/15/14	100	100
Analog Devices Inc.	5.000%	7/1/14	100	105
BMC Software Inc.	7.250%	6/1/18	50	54
CA Inc.	5.375%	12/1/19	75	76
Cisco Systems Inc.	5.250%	2/22/11	700	735
Cisco Systems Inc.	2.900%	11/17/14	125	126
Cisco Systems Inc.	5.500%	2/22/16	200	221
Cisco Systems Inc.	4.950%	2/15/19	700	721
Cisco Systems Inc.	4.450%	1/15/20	25	25
Cisco Systems Inc.	5.900%	2/15/39	200	202
Cisco Systems Inc.	5.500%	1/15/40	175	168
Computer Sciences Corp.	6.500%	3/15/18	50	54
Corning Inc.	6.625%	5/15/19	25	27
Dell Inc.	3.375%	6/15/12	25	26
Dell Inc.	4.700%	4/15/13	150	158
Dell Inc.	5.650%	4/15/18	75	79
Dell Inc.	5.875%	6/15/19	75	80
Dell Inc.	6.500%	4/15/38	100	102
Dun & Bradstreet Corp.	6.000%	4/1/13	150	155
Electronic Data Systems LLC	6.000%	8/1/13	75	83
Equifax Inc.	4.450%	12/1/14	50	50
Equifax Inc.	6.300%	7/1/17	25	26
Equifax Inc.	7.000%	7/1/37	50	49
Fiserv Inc.	6.125%	11/20/12	275	300
Fiserv Inc.	6.800%	11/20/17	150	165
Harris Corp.	5.000%	10/1/15	125	130
Hewlett-Packard Co.	2.250%	5/27/11	50	51
Hewlett-Packard Co.	4.250%	2/24/12	100	105
Hewlett-Packard Co.	6.500%	7/1/12	200	222
Hewlett-Packard Co.	4.500%	3/1/13	100	106
Hewlett-Packard Co.	6.125%	3/1/14	700	782
Hewlett-Packard Co.	4.750%	6/2/14	350	374
Hewlett-Packard Co.	5.500%	3/1/18	75	80
IBM International Group
Capital LLC	5.050%	10/22/12	275	297

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	International Business
	Machines Corp.	5.700%	9/14/17	850	930
	International Business
	Machines Corp.	6.220%	8/1/27	75	80
	International Business
	Machines Corp.	6.500%	1/15/28	75	83
	International Business
	Machines Corp.	5.875%	11/29/32	325	336
	International Business
	Machines Corp.	5.600%	11/30/39	387	391
	International Game Technology	7.500%	6/15/19	50	54
	Intuit Inc.	5.400%	3/15/12	50	53
	Lexmark International Inc.	5.900%	6/1/13	50	51
	Lexmark International Inc.	6.650%	6/1/18	150	148
	Microsoft Corp.	2.950%	6/1/14	500	506
	Microsoft Corp.	4.200%	6/1/19	25	25
	Microsoft Corp.	5.200%	6/1/39	25	25
	Motorola Inc.	8.000%	11/1/11	25	27
	Motorola Inc.	5.375%	11/15/12	50	51
	Motorola Inc.	6.000%	11/15/17	50	48
	Motorola Inc.	7.500%	5/15/25	50	48
	Motorola Inc.	6.500%	9/1/25	50	43
	Motorola Inc.	6.500%	11/15/28	50	43
	Motorola Inc.	6.625%	11/15/37	50	43
	Nokia Oyj	5.375%	5/15/19	100	103
	Nokia Oyj	6.625%	5/15/39	50	54
	Oracle Corp.	5.000%	1/15/11	100	104
	Oracle Corp.	4.950%	4/15/13	150	162
	Oracle Corp.	3.750%	7/8/14	225	233
	Oracle Corp.	5.250%	1/15/16	275	297
	Oracle Corp.	5.750%	4/15/18	300	326
	Oracle Corp.	5.000%	7/8/19	550	569
	Oracle Corp.	6.500%	4/15/38	200	219
	Oracle Corp.	6.125%	7/8/39	250	263
	Pitney Bowes Inc.	4.625%	10/1/12	100	106
	Pitney Bowes Inc.	3.875%	6/15/13	100	103
	Pitney Bowes Inc.	4.875%	8/15/14	100	106
	Pitney Bowes Inc.	4.750%	1/15/16	375	389
	Science Applications
	International Corp.	6.250%	7/1/12	25	27
	Science Applications
	International Corp.	5.500%	7/1/33	25	22
	Xerox Capital Trust I	8.000%	2/1/27	75	74
	Xerox Corp.	7.125%	6/15/10	200	205
	Xerox Corp.	6.875%	8/15/11	50	53
	Xerox Corp.	7.625%	6/15/13	300	308
	Xerox Corp.	8.250%	5/15/14	150	173
	Xerox Corp.	6.400%	3/15/16	100	106
	Xerox Corp.	6.750%	2/1/17	100	108
	Xerox Corp.	6.350%	5/15/18	175	184
	Xerox Corp.	5.625%	12/15/19	25	25

	Transportation (0.4%)
3	American Airlines Pass
	Through Trust 2009-1A	10.375%	7/2/19	75	84
	Burlington Northern
	Santa Fe Corp.	6.750%	7/15/11	190	205
	Burlington Northern
	Santa Fe Corp.	5.900%	7/1/12	225	245
	Burlington Northern
	Santa Fe Corp.	5.650%	5/1/17	100	106
	Burlington Northern
	Santa Fe Corp.	6.200%	8/15/36	125	132
	Canadian National Railway Co.	6.375%	10/15/11	100	109
	Canadian National Railway Co.	5.800%	6/1/16	100	108
	Canadian National Railway Co.	6.200%	6/1/36	75	81
	Canadian Pacific Railway Co.	5.950%	5/15/37	150	143
	Con-way Inc.	6.700%	5/1/34	100	78
3	Continental Airlines Inc.	6.648%	9/15/17	174	166
	Continental Airlines Inc.	7.250%	11/10/19	150	153
	CSX Corp.	6.300%	3/15/12	150	162

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	CSX Corp.	6.250%	4/1/15	50	55
	CSX Corp.	5.600%	5/1/17	175	182
	CSX Corp.	7.900%	5/1/17	175	203
	CSX Corp.	6.250%	3/15/18	300	325
	CSX Corp.	7.375%	2/1/19	500	575
	CSX Corp.	6.000%	10/1/36	50	49
	CSX Corp.	7.450%	4/1/38	50	59
3	Delta Air Lines Inc.	7.750%	12/17/19	150	155
3	Delta Air Lines Inc.	6.821%	8/10/22	219	210
	Norfolk Southern Corp.	6.750%	2/15/11	75	79
	Norfolk Southern Corp.	7.700%	5/15/17	450	527
	Norfolk Southern Corp.	5.750%	4/1/18	100	106
	Norfolk Southern Corp.	5.900%	6/15/19	175	188
	Norfolk Southern Corp.	7.800%	5/15/27	200	241
	Norfolk Southern Corp.	7.900%	5/15/97	50	58
	Ryder System Inc.	5.950%	5/2/11	34	35
	Ryder System Inc.	5.850%	3/1/14	75	79
	Ryder System Inc.	7.200%	9/1/15	100	108
	Ryder System Inc.	5.850%	11/1/16	25	25
	Southwest Airlines Co.	6.500%	3/1/12	250	261
	Southwest Airlines Co.	5.750%	12/15/16	75	73
3	Southwest Airlines Co. 2007-1
	Pass Through Trust 3	6.150%	8/1/22	47	47
	Union Pacific Corp.	6.125%	1/15/12	25	27
	Union Pacific Corp.	6.500%	4/15/12	150	163
	Union Pacific Corp.	5.450%	1/31/13	225	242
	Union Pacific Corp.	5.375%	5/1/14	150	161
	Union Pacific Corp.	5.750%	11/15/17	275	292
	Union Pacific Corp.	5.700%	8/15/18	75	79
	Union Pacific Corp.	7.125%	2/1/28	150	166
	United Parcel Service Inc.	3.875%	4/1/14	200	208
	United Parcel Service Inc.	5.500%	1/15/18	75	81
	United Parcel Service Inc.	5.125%	4/1/19	100	106
	United Parcel Service Inc.	6.200%	1/15/38	100	111
					185,924
Utilities (2.2%)
	Electric (1.6%)
	AEP Texas Central Co.	6.650%	2/15/33	200	205
	Alabama Power Co.	5.500%	10/15/17	225	237
	Alabama Power Co.	6.000%	3/1/39	125	133
	American Water Capital Corp.	6.085%	10/15/17	200	207
	American Water Capital Corp.	6.593%	10/15/37	150	149
	Appalachian Power Co.	7.000%	4/1/38	100	112
	Arizona Public Service Co.	5.800%	6/30/14	75	80
	Baltimore Gas & Electric Co.	5.900%	10/1/16	100	107
	Carolina Power & Light Co.	5.125%	9/15/13	325	350
	Carolina Power & Light Co.	5.300%	1/15/19	275	286
	CenterPoint Energy
	Houston Electric LLC	5.700%	3/15/13	300	320
	CenterPoint Energy
	Houston Electric LLC	6.950%	3/15/33	50	55
	Cleveland Electric
	Illuminating Co.	5.500%	8/15/24	225	223
	Commonwealth Edison Co.	6.150%	3/15/12	75	81
	Commonwealth Edison Co.	5.950%	8/15/16	175	190
	Commonwealth Edison Co.	6.150%	9/15/17	325	353
	Commonwealth Edison Co.	5.800%	3/15/18	75	80
	Commonwealth Edison Co.	5.900%	3/15/36	50	50
	Commonwealth Edison Co.	6.450%	1/15/38	175	187
	Connecticut Light & Power Co.	6.350%	6/1/36	175	190
	Consolidated Edison Co.
	of New York Inc.	4.875%	2/1/13	75	80
	Consolidated Edison Co.
	of New York Inc.	5.500%	9/15/16	100	104
	Consolidated Edison Co.
	of New York Inc.	6.650%	4/1/19	200	227
	Consolidated Edison Co.
	of New York Inc.	5.300%	3/1/35	100	96
	Consolidated Edison Co.
	of New York Inc.	6.200%	6/15/36	75	80

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Consolidated Edison Co.
	of New York Inc.	6.300%	8/15/37	275	298
	Consolidated Edison Co.
	of New York Inc.	5.500%	12/1/39	100	99
	Consolidated Natural Gas Co.	5.000%	12/1/14	300	321
	Constellation Energy Group Inc.	7.000%	4/1/12	50	54
	Constellation Energy Group Inc.	4.550%	6/15/15	475	475
	Constellation Energy Group Inc.	7.600%	4/1/32	25	27
	Consumers Energy Co.	5.375%	4/15/13	225	240
	Consumers Energy Co.	5.500%	8/15/16	100	107
	Detroit Edison Co.	6.125%	10/1/10	75	78
	Dominion Resources Inc.	5.150%	7/15/15	600	635
	Dominion Resources Inc.	6.000%	11/30/17	250	271
	Dominion Resources Inc.	6.300%	3/15/33	100	102
	Dominion Resources Inc.	5.950%	6/15/35	225	225
3	Dominion Resources Inc.	6.300%	9/30/66	75	66
	DTE Energy Co.	7.050%	6/1/11	100	106
	Duke Energy Carolinas LLC	6.250%	1/15/12	300	325
	Duke Energy Carolinas LLC	6.000%	12/1/28	100	101
	Duke Energy Carolinas LLC	6.100%	6/1/37	125	133
	Duke Energy Carolinas LLC	6.050%	4/15/38	50	53
	Duke Energy Carolinas LLC	5.300%	2/15/40	175	169
	Duke Energy Corp.	5.050%	9/15/19	75	75
	Duke Energy Indiana Inc.	5.000%	9/15/13	125	131
	Duke Energy Indiana Inc.	6.350%	8/15/38	225	246
	Duke Energy Ohio Inc.	5.700%	9/15/12	75	82
	Duke Energy Ohio Inc.	2.100%	6/15/13	200	198
	El Paso Electric Co.	6.000%	5/15/35	50	45
	Empresa Nacional de
	Electricidad SA	8.350%	8/1/13	100	116
	Energy East Corp.	6.750%	6/15/12	150	164
	Energy East Corp.	6.750%	7/15/36	75	84
	Entergy Gulf States
	Louisiana LLC	6.000%	5/1/18	200	209
	Entergy Louisiana LLC	6.500%	9/1/18	50	53
	Exelon Corp.	4.900%	6/15/15	200	207
	Exelon Generation Co. LLC	5.200%	10/1/19	50	50
	Exelon Generation Co. LLC	6.250%	10/1/39	125	127
	FirstEnergy Corp.	6.450%	11/15/11	8	9
	FirstEnergy Corp.	7.375%	11/15/31	200	219
	Florida Power & Light Co.	5.550%	11/1/17	25	27
	Florida Power & Light Co.	5.625%	4/1/34	25	25
	Florida Power & Light Co.	5.400%	9/1/35	75	73
	Florida Power & Light Co.	6.200%	6/1/36	50	54
	Florida Power & Light Co.	5.650%	2/1/37	100	99
	Florida Power & Light Co.	5.850%	5/1/37	25	26
	Florida Power & Light Co.	5.950%	2/1/38	75	78
	Florida Power & Light Co.	5.960%	4/1/39	550	579
	Florida Power Corp.	5.650%	6/15/18	75	81
	Florida Power Corp.	6.350%	9/15/37	225	242
	FPL Group Capital Inc.	5.625%	9/1/11	50	53
	FPL Group Capital Inc.	5.350%	6/15/13	125	134
3	FPL Group Capital Inc.	6.350%	10/1/66	75	69
3	FPL Group Capital Inc.	6.650%	6/15/67	75	69
	Georgia Power Co.	5.700%	6/1/17	150	162
	Illinois Power Co.	6.125%	11/15/17	25	26
	Illinois Power Co.	6.250%	4/1/18	125	133
	Indiana Michigan Power Co.	6.050%	3/15/37	200	196
3	Integrys Energy Group Inc.	6.110%	12/1/66	150	124
	Interstate Power & Light Co.	6.250%	7/15/39	50	52
	Jersey Central Power & Light Co.	5.625%	5/1/16	125	130
	Jersey Central Power & Light Co.	5.650%	6/1/17	475	488
	Kansas City Power & Light Co.	6.050%	11/15/35	50	46
	MidAmerican Energy Co.	5.650%	7/15/12	200	216
	MidAmerican Energy Co.	5.125%	1/15/13	150	160
	MidAmerican Energy Co.	5.950%	7/15/17	75	79
	MidAmerican Energy Co.	5.300%	3/15/18	50	52
	MidAmerican Energy Co.	6.750%	12/30/31	125	140
	MidAmerican Energy Co.	5.750%	11/1/35	250	247
	Midamerican Energy
	Holdings Co.	5.750%	4/1/18	125	132

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Midamerican Energy
	Holdings Co.	6.125%	4/1/36	550	560
	Midamerican Energy
	Holdings Co.	5.950%	5/15/37	125	126
	Midamerican Energy
	Holdings Co.	6.500%	9/15/37	50	53
	National Rural Utilities
	Cooperative Finance Corp.	2.625%	9/16/12	450	455
	National Rural Utilities
	Cooperative Finance Corp.	5.500%	7/1/13	100	109
	National Rural Utilities
	Cooperative Finance Corp.	4.750%	3/1/14	175	186
	National Rural Utilities
	Cooperative Finance Corp.	5.450%	4/10/17	250	262
	National Rural Utilities
	Cooperative Finance Corp.	5.450%	2/1/18	200	208
	National Rural Utilities
	Cooperative Finance Corp.	8.000%	3/1/32	175	207
	Nevada Power Co.	7.125%	3/15/19	550	618
5	Niagara Mohawk Power Corp.	4.881%	8/15/19	50	50
	Nisource Finance Corp.	5.250%	9/15/17	150	148
	Nisource Finance Corp.	6.125%	3/1/22	75	77
	Northern States Power Co.	5.250%	3/1/18	150	157
	Northern States Power Co.	6.250%	6/1/36	50	55
	Northern States Power Co.	6.200%	7/1/37	50	54
	Northern States Power Co.	5.350%	11/1/39	75	72
	NSTAR	4.500%	11/15/19	25	25
	NSTAR Electric Co.	4.875%	4/15/14	50	53
	NSTAR Electric Co.	5.625%	11/15/17	150	160
5	Oglethorpe Power Corp.	5.950%	11/1/39	50	49
	Ohio Edison Co.	6.400%	7/15/16	175	189
	Ohio Power Co.	5.750%	9/1/13	200	213
	Ohio Power Co.	6.000%	6/1/16	75	81
	Oncor Electric Delivery Co. LLC	6.375%	5/1/12	250	270
	Oncor Electric Delivery Co. LLC	6.375%	1/15/15	125	137
	Oncor Electric Delivery Co. LLC	7.250%	1/15/33	125	144
	Oncor Electric Delivery Co. LLC	7.500%	9/1/38	225	266
	Pacific Gas & Electric Co.	4.200%	3/1/11	50	52
	Pacific Gas & Electric Co.	4.800%	3/1/14	700	747
	Pacific Gas & Electric Co.	5.625%	11/30/17	150	160
	Pacific Gas & Electric Co.	8.250%	10/15/18	200	244
	Pacific Gas & Electric Co.	6.050%	3/1/34	625	655
	PacifiCorp	7.700%	11/15/31	100	123
	PacifiCorp	5.250%	6/15/35	100	94
	Peco Energy Co.	5.350%	3/1/18	50	53
	Pennsylvania Electric Co.	6.050%	9/1/17	75	79
	Pepco Holdings Inc.	6.450%	8/15/12	225	242
	Pepco Holdings Inc.	7.450%	8/15/32	50	53
	Potomac Electric Power Co.	6.500%	11/15/37	100	111
	PPL Electric Utilities Corp.	6.250%	5/15/39	275	289
	PPL Energy Supply LLC	6.400%	11/1/11	50	54
	PPL Energy Supply LLC	6.300%	7/15/13	75	80
	PPL Energy Supply LLC	6.200%	5/15/16	23	24
	PPL Energy Supply LLC	6.500%	5/1/18	50	52
	Progress Energy Inc.	7.100%	3/1/11	305	323
	Progress Energy Inc.	6.850%	4/15/12	25	27
	Progress Energy Inc.	6.050%	3/15/14	50	54
	Progress Energy Inc.	7.050%	3/15/19	50	56
	Progress Energy Inc.	7.000%	10/30/31	325	354
	Progress Energy Inc.	6.000%	12/1/39	25	25
	PSEG Power LLC	6.950%	6/1/12	450	492
	PSEG Power LLC	5.000%	4/1/14	75	79
	PSEG Power LLC	5.500%	12/1/15	75	79
	PSEG Power LLC	8.625%	4/15/31	100	129
	Public Service Co. of Colorado	7.875%	10/1/12	125	143
	Public Service Co. of Colorado	5.125%	6/1/19	275	285
	Public Service Co. of Colorado	6.250%	9/1/37	25	27
	Public Service Co. of Oklahoma	6.625%	11/15/37	200	208
	Public Service Electric & Gas Co.	5.800%	5/1/37	75	77
	Puget Sound Energy Inc.	5.483%	6/1/35	25	24
	Puget Sound Energy Inc.	6.274%	3/15/37	125	132

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Puget Sound Energy Inc.	5.757%	10/1/39	75	74
	San Diego Gas & Electric Co.	5.350%	5/15/35	25	24
	San Diego Gas & Electric Co.	6.000%	6/1/39	25	27
	SCANA Corp.	6.875%	5/15/11	225	239
	Sierra Pacific Power Co.	6.000%	5/15/16	100	108
	Sierra Pacific Power Co.	6.750%	7/1/37	150	159
	South Carolina Electric & Gas Co.	6.500%	11/1/18	100	113
	South Carolina Electric & Gas Co.	6.050%	1/15/38	25	26
	Southern California Edison Co.	5.000%	1/15/14	200	216
	Southern California Edison Co.	4.650%	4/1/15	100	106
	Southern California Edison Co.	5.000%	1/15/16	25	26
	Southern California Edison Co.	6.650%	4/1/29	75	82
	Southern California Edison Co.	6.000%	1/15/34	50	52
	Southern California Edison Co.	5.750%	4/1/35	75	76
	Southern California Edison Co.	5.350%	7/15/35	100	95
	Southern California Edison Co.	5.625%	2/1/36	125	124
	Southern Co.	4.150%	5/15/14	100	103
	Southern Power Co.	6.250%	7/15/12	100	109
	Southern Power Co.	4.875%	7/15/15	200	209
	Southwestern Electric Power Co.	6.450%	1/15/19	100	106
	Tampa Electric Co.	6.100%	5/15/18	100	106
	Tampa Electric Co.	6.550%	5/15/36	100	104
	Toledo Edison Co.	6.150%	5/15/37	100	99
	TransAlta Corp.	6.650%	5/15/18	50	52
	Union Electric Co.	5.400%	2/1/16	100	102
	Union Electric Co.	8.450%	3/15/39	150	197
	United Utilities PLC	5.375%	2/1/19	325	324
	Virginia Electric and Power Co.	6.000%	1/15/36	125	131
	Virginia Electric and Power Co.	6.000%	5/15/37	100	105
	Virginia Electric and Power Co.	6.350%	11/30/37	50	55
	Virginia Electric and Power Co.	8.875%	11/15/38	25	35
	Wisconsin Electric Power Co.	4.250%	12/15/19	50	50
	Wisconsin Electric Power Co.	5.700%	12/1/36	300	299
3	Wisconsin Energy Corp.	6.250%	5/15/67	425	375
	Wisconsin Power & Light Co.	5.000%	7/15/19	50	50
	Wisconsin Power & Light Co.	6.375%	8/15/37	100	107
	Xcel Energy Inc.	5.613%	4/1/17	78	81
	Xcel Energy Inc.	6.500%	7/1/36	100	106

	Natural Gas (0.6%)
	AGL Capital Corp.	7.125%	1/14/11	50	52
	Atmos Energy Corp.	4.950%	10/15/14	50	52
	Atmos Energy Corp.	8.500%	3/15/19	75	91
	Boardwalk Pipelines LP	5.500%	2/1/17	100	100
	CenterPoint Energy
	Resources Corp.	6.150%	5/1/16	75	78
	El Paso Natural Gas Co.	5.950%	4/15/17	425	436
	Enbridge Energy Partners LP	6.500%	4/15/18	75	80
	Enbridge Energy Partners LP	9.875%	3/1/19	125	158
	Enbridge Energy Partners LP	7.500%	4/15/38	150	171
	Energy Transfer Partners LP	5.650%	8/1/12	100	107
	Energy Transfer Partners LP	8.500%	4/15/14	125	145
	Energy Transfer Partners LP	5.950%	2/1/15	75	80
	Energy Transfer Partners LP	6.125%	2/15/17	50	52
	Energy Transfer Partners LP	9.000%	4/15/19	250	300
	Energy Transfer Partners LP	6.625%	10/15/36	150	150
6	Enron Corp.	9.125%	4/1/03	500	1
6	Enron Corp.	7.125%	5/15/07	150	—
6	Enron Corp.	6.875%	10/15/07	500	1
	Enterprise Products
	Operating LLC	4.950%	6/1/10	100	102
	Enterprise Products
	Operating LLC	4.600%	8/1/12	125	131
	Enterprise Products
	Operating LLC	5.650%	4/1/13	250	266
	Enterprise Products
	Operating LLC	5.900%	4/15/13	50	54
	Enterprise Products
	Operating LLC	9.750%	1/31/14	240	286
	Enterprise Products
	Operating LLC	5.600%	10/15/14	275	294

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Enterprise Products
	Operating LLC	6.300%	9/15/17	150	162
	Enterprise Products
	Operating LLC	6.650%	4/15/18	50	55
	Enterprise Products
	Operating LLC	6.500%	1/31/19	50	54
	Enterprise Products
	Operating LLC	6.875%	3/1/33	175	184
	Enterprise Products
	Operating LLC	7.550%	4/15/38	75	85
	EQT Corp.	6.500%	4/1/18	350	366
6	HNG Internorth	9.625%	3/15/06	500	1
	KeySpan Corp.	8.000%	11/15/30	75	88
	Kinder Morgan Energy
	Partners LP	7.125%	3/15/12	50	54
	Kinder Morgan Energy
	Partners LP	5.850%	9/15/12	125	134
	Kinder Morgan Energy
	Partners LP	5.000%	12/15/13	50	52
	Kinder Morgan Energy
	Partners LP	5.625%	2/15/15	325	350
	Kinder Morgan Energy
	Partners LP	5.950%	2/15/18	50	53
	Kinder Morgan Energy
	Partners LP	6.850%	2/15/20	125	140
	Kinder Morgan Energy
	Partners LP	7.300%	8/15/33	250	273
	Kinder Morgan Energy
	Partners LP	5.800%	3/15/35	50	46
	Kinder Morgan Energy
	Partners LP	6.500%	9/1/39	75	76
	Magellan Midstream Partners LP	5.650%	10/15/16	75	77
	Magellan Midstream Partners LP	6.550%	7/15/19	75	81
	National Grid PLC	6.300%	8/1/16	325	354
	NuStar Logistics LP	7.650%	4/15/18	125	136
	Oneok Inc.	5.200%	6/15/15	75	78
	Oneok Inc.	6.000%	6/15/35	75	70
	ONEOK Partners LP	5.900%	4/1/12	100	105
	ONEOK Partners LP	6.150%	10/1/16	150	156
	ONEOK Partners LP	8.625%	3/1/19	225	273
	ONEOK Partners LP	6.650%	10/1/36	325	330
	ONEOK Partners LP	6.850%	10/15/37	150	157
	Panhandle Eastern
	Pipeline Co. LP	6.200%	11/1/17	250	263
	Plains All American Pipeline
	LP/PAA Finance Corp.	6.500%	5/1/18	25	27
	Plains All American Pipeline
	LP/PAA Finance Corp.	8.750%	5/1/19	75	89
5	Southern Natural Gas Co.	5.900%	4/1/17	300	305
	Spectra Energy Capital LLC	5.500%	3/1/14	125	128
	Spectra Energy Capital LLC	6.200%	4/15/18	50	53
	Spectra Energy Capital LLC	6.750%	2/15/32	50	51
	Texas Gas Transmission LLC	4.600%	6/1/15	100	102
	TransCanada PipeLines Ltd.	6.500%	8/15/18	150	169
	TransCanada PipeLines Ltd.	5.600%	3/31/34	150	144
	TransCanada PipeLines Ltd.	5.850%	3/15/36	300	299
	TransCanada PipeLines Ltd.	6.200%	10/15/37	375	396
3	TransCanada PipeLines Ltd.	6.350%	5/15/67	275	254
	Williams Cos. Inc.	7.125%	9/1/11	125	133
	Williams Cos. Inc.	7.625%	7/15/19	250	277
	Williams Cos. Inc.	7.500%	1/15/31	250	270
	Williams Cos. Inc.	7.750%	6/15/31	75	82
					39,355
Total Corporate Bonds (Cost $341,945)					355,921
Sovereign Bonds (U.S. Dollar-Denominated) (3.9%)
	African Development Bank	1.000%	11/23/11	150	149
	African Development Bank	1.750%	10/1/12	100	99
	African Development Bank	3.000%	5/27/14	450	448
	Asian Development Bank	2.125%	3/15/12	150	153
	Asian Development Bank	4.500%	9/4/12	125	133

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Asian Development Bank	3.625%	9/5/13	350	369
	Asian Development Bank	2.750%	5/21/14	750	749
	Asian Development Bank	5.593%	7/16/18	275	297
	Brazilian Government
	International Bond	11.000%	1/11/12	100	118
	Brazilian Government
	International Bond	10.250%	6/17/13	50	62
	Brazilian Government
	International Bond	7.875%	3/7/15	175	204
	Brazilian Government
	International Bond	6.000%	1/17/17	450	482
3	Brazilian Government
	International Bond	8.000%	1/15/18	850	969
	Brazilian Government
	International Bond	5.875%	1/15/19	700	744
	Brazilian Government
	International Bond	8.875%	10/14/19	300	386
	Brazilian Government
	International Bond	8.875%	4/15/24	125	162
	Brazilian Government
	International Bond	8.750%	2/4/25	300	387
	Brazilian Government
	International Bond	10.125%	5/15/27	325	477
	Brazilian Government
	International Bond	8.250%	1/20/34	400	509
	Brazilian Government
	International Bond	7.125%	1/20/37	325	372
	Brazilian Government
	International Bond	11.000%	8/17/40	700	933
	Brazilian Government
	International Bond	5.625%	1/7/41	250	234
	Chile Government
	International Bond	7.125%	1/11/12	150	167
	Chile Government
	International Bond	5.500%	1/15/13	175	193
	China Development Bank Corp.	4.750%	10/8/14	100	102
	China Development Bank Corp.	5.000%	10/15/15	100	108
	China Government
	International Bond	4.750%	10/29/13	50	53
	Corp Andina de Fomento	8.125%	6/4/19	400	457
	Corp. Andina de Fomento	5.200%	5/21/13	125	132
	Corp. Andina de Fomento	5.750%	1/12/17	275	275
	Development Bank of Japan	4.250%	6/9/15	50	52
	Eksportfinans ASA	3.000%	11/17/14	100	98
	Eksportfinans ASA	5.500%	5/25/16	350	377
	Eksportfinans ASA	5.500%	6/26/17	125	133
	European Investment Bank	3.250%	2/15/11	825	841
	European Investment Bank	2.625%	5/16/11	100	102
	European Investment Bank	5.250%	6/15/11	650	685
	European Investment Bank	3.125%	7/15/11	375	387
	European Investment Bank	2.625%	11/15/11	200	204
	European Investment Bank	2.000%	2/10/12	1,650	1,668
	European Investment Bank	4.625%	3/21/12	250	265
	European Investment Bank	1.750%	9/14/12	300	299
	European Investment Bank	2.875%	3/15/13	225	227
	European Investment Bank	3.250%	5/15/13	300	306
	European Investment Bank	4.250%	7/15/13	1,175	1,238
	European Investment Bank	2.375%	3/14/14	700	700
	European Investment Bank	4.625%	5/15/14	175	188
	European Investment Bank	3.125%	6/4/14	1,100	1,115
	European Investment Bank	4.875%	2/16/16	650	696
	European Investment Bank	5.125%	9/13/16	450	493
	European Investment Bank	4.875%	1/17/17	150	160
	European Investment Bank	5.125%	5/30/17	675	731
	Export Development Canada	2.625%	11/15/11	150	154
	Export Development Canada	2.375%	3/19/12	150	153
	Export Development Canada	1.750%	9/24/12	475	473
	Export Development Canada	3.125%	4/24/14	150	152
	Export-Import Bank of Korea	5.500%	10/17/12	325	339
	Export-Import Bank of Korea	8.125%	1/21/14	600	697
	Export-Import Bank of Korea	5.875%	1/14/15	150	161

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Hungary Government
International Bond	4.750%	2/3/15	250	246
Hydro Quebec	6.300%	5/11/11	75	80
Hydro Quebec	8.000%	2/1/13	500	582
Hydro Quebec	8.400%	1/15/22	275	356
Hydro Quebec	8.050%	7/7/24	200	245
Inter-American
Development Bank	8.500%	3/15/11	130	141
Inter-American
Development Bank	1.500%	6/23/11	50	50
Inter-American
Development Bank	3.000%	4/22/14	625	629
Inter-American
Development Bank	4.250%	9/10/18	1,050	1,076
Inter-American
Development Bank	3.875%	9/17/19	1,000	991
Inter-American
Development Bank	7.000%	6/15/25	100	119
International Bank for
Reconstruction &
Development	3.125%	11/15/11	200	206
International Bank for
Reconstruction &
Development	2.000%	4/2/12	1,450	1,466
International Bank for
Reconstruction &
Development	4.750%	2/15/35	600	559
International Finance Corp.	3.500%	5/15/13	175	178
International Finance Corp.	3.000%	4/22/14	775	774
Israel Government
International Bond	4.625%	6/15/13	75	80
Israel Government
International Bond	5.500%	11/9/16	175	188
Israel Government
International Bond	5.125%	3/26/19	550	559
Italian Republic	6.000%	2/22/11	650	685
Italian Republic	3.500%	7/15/11	475	490
Italian Republic	5.625%	6/15/12	425	463
Italian Republic	2.125%	10/5/12	350	350
Italian Republic	4.750%	1/25/16	500	519
Italian Republic	5.250%	9/20/16	1,050	1,119
Italian Republic	5.375%	6/15/33	175	171
Japan Bank for International
Cooperation	4.750%	5/25/11	175	184
Japan Bank for International
Cooperation	2.125%	11/5/12	250	249
Japan Bank for International
Cooperation	4.250%	6/18/13	625	661
Japan Finance Organization
for Municipalities	5.875%	3/14/11	100	106
Japan Finance Organization
for Municipalities	4.625%	4/21/15	100	105
Japan Finance Organization
for Municipalities	5.000%	5/16/17	100	105
Korea Development Bank	5.300%	1/17/13	125	131
Korea Development Bank	5.750%	9/10/13	250	262
Korea Development Bank	8.000%	1/23/14	250	285
Korea Electric Power Corp.	7.750%	4/1/13	175	193
Kreditanstalt fuer Wiederaufbau	3.125%	11/15/10	450	460
Kreditanstalt fuer Wiederaufbau	3.250%	2/15/11	150	154
Kreditanstalt fuer Wiederaufbau	1.875%	3/15/11	75	76
Kreditanstalt fuer Wiederaufbau	3.250%	10/14/11	375	388
Kreditanstalt fuer Wiederaufbau	2.000%	1/17/12	550	557
Kreditanstalt fuer Wiederaufbau	2.250%	4/16/12	350	353
Kreditanstalt fuer Wiederaufbau	4.750%	5/15/12	50	53
Kreditanstalt fuer Wiederaufbau	3.250%	3/15/13	1,675	1,698
Kreditanstalt fuer Wiederaufbau	3.500%	5/16/13	200	204
Kreditanstalt fuer Wiederaufbau	4.000%	10/15/13	1,225	1,275
Kreditanstalt fuer Wiederaufbau	3.500%	3/10/14	625	638
Kreditanstalt fuer Wiederaufbau	4.125%	10/15/14	575	609
Kreditanstalt fuer Wiederaufbau	2.750%	10/21/14	225	223

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Kreditanstalt fuer Wiederaufbau	5.125%	3/14/16	950	1,036
	Kreditanstalt fuer Wiederaufbau	4.375%	3/15/18	250	254
	Kreditanstalt fuer Wiederaufbau	4.875%	6/17/19	1,350	1,428
	Landwirtschaftliche Rentenbank	5.250%	7/2/12	600	644
	Landwirtschaftliche Rentenbank	1.875%	9/24/12	625	623
	Landwirtschaftliche Rentenbank	3.250%	3/15/13	150	153
	Landwirtschaftliche Rentenbank	4.125%	7/15/13	175	183
	Landwirtschaftliche Rentenbank	4.875%	11/16/15	275	294
	Malaysia Government
	International Bond	7.500%	7/15/11	75	81
	Mexico Government
	International Bond	8.375%	1/14/11	750	806
	Mexico Government
	International Bond	6.375%	1/16/13	474	521
	Mexico Government
	International Bond	5.875%	1/15/14	250	273
	Mexico Government
	International Bond	6.625%	3/3/15	10	11
	Mexico Government
	International Bond	11.375%	9/15/16	100	138
	Mexico Government
	International Bond	5.625%	1/15/17	325	341
	Mexico Government
	International Bond	8.300%	8/15/31	250	309
	Mexico Government
	International Bond	6.750%	9/27/34	1,408	1,492
	Nordic Investment Bank	3.875%	6/15/10	250	252
	Nordic Investment Bank	2.625%	10/6/14	225	222
	Oesterreichische
	Kontrollbank AG	3.125%	10/14/11	150	153
	Oesterreichische
	Kontrollbank AG	1.875%	3/21/12	625	625
	Oesterreichische
	Kontrollbank AG	5.000%	4/25/17	600	625
	Pemex Project Funding
	Master Trust	5.750%	3/1/18	600	604
	Pemex Project Funding
	Master Trust	6.625%	6/15/35	475	451
	Pemex Project Funding
	Master Trust	6.625%	6/15/38	150	139
	Peruvian Government
	International Bond	9.875%	2/6/15	150	189
	Peruvian Government
	International Bond	7.125%	3/30/19	350	403
	Peruvian Government
	International Bond	7.350%	7/21/25	400	458
3	Peruvian Government
	International Bond	6.550%	3/14/37	525	546
	Petrobras International
	Finance Co.	6.125%	10/6/16	350	376
	Petrobras International
	Finance Co.	5.875%	3/1/18	175	177
	Petrobras International
	Finance Co.	8.375%	12/10/18	300	355
	Petrobras International
	Finance Co.	7.875%	3/15/19	650	750
	Petrobras International
	Finance Co.	5.750%	1/20/20	75	76
	Petrobras International
	Finance Co.	6.875%	1/20/40	150	153
5	Petroleos Mexicanos	4.875%	3/15/15	75	74
	Petroleos Mexicanos	8.000%	5/3/19	200	231
	Poland Government
	International Bond	6.250%	7/3/12	250	270
	Poland Government
	International Bond	5.250%	1/15/14	200	214
	Poland Government
	International Bond	6.375%	7/15/19	850	924
	Province of Nova Scotia Canada	5.750%	2/27/12	50	53
	Province of Ontario Canada	2.750%	2/22/11	75	76
	Province of Ontario Canada	3.375%	5/20/11	50	51

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Province of Ontario Canada	5.000%	10/18/11	625	664
Province of Ontario Canada	1.875%	11/19/12	575	571
Province of Ontario Canada	4.100%	6/16/14	675	703
Province of Ontario Canada	4.750%	1/19/16	100	105
Province of Ontario Canada	5.450%	4/27/16	500	544
Province of Ontario Canada	4.000%	10/7/19	575	549
Province of Quebec Canada	5.125%	11/14/16	325	350
Province of Quebec Canada	4.625%	5/14/18	600	608
Province of Quebec Canada	7.500%	9/15/29	325	407
Region of Lombardy Italy	5.804%	10/25/32	200	196
Republic of Korea	4.250%	6/1/13	350	360
Republic of Korea	5.750%	4/16/14	325	353
Republic of Korea	7.125%	4/16/19	225	259
Republic of Korea	5.625%	11/3/25	100	101
South Africa Government
International Bond	7.375%	4/25/12	500	549
South Africa Government
International Bond	6.875%	5/27/19	250	281
Svensk Exportkredit AB	4.000%	6/15/10	150	152
Svensk Exportkredit AB	3.250%	9/16/14	200	200
Svensk Exportkredit AB	5.125%	3/1/17	350	370
United Mexican States	5.950%	3/19/19	500	529
United Mexican States	6.050%	1/11/40	100	96
Total Sovereign Bonds (Cost $67,661)				69,289
Taxable Municipal Bonds (0.4%)
Bay Area Toll Auth. CA
Toll Bridge Rev.	6.263%	4/1/49	150	144
Board of Trustees of The Leland
Stanford Junior University	3.625%	5/1/14	200	206
Board of Trustees of The Leland
Stanford Junior University	4.250%	5/1/16	100	102
California GO	5.250%	4/1/14	100	101
California GO	6.200%	10/1/19	275	268
California GO	7.500%	4/1/34	600	587
California GO	5.650%	4/1/39	100	103
California GO	7.300%	10/1/39	75	71
California GO	7.350%	11/1/39	575	560
Central Puget Sound WA
Regional Transit Auth.
Sales & Use Tax Rev.	5.491%	11/1/39	50	48
Chicago IL Board of Educ. GO	6.138%	12/1/39	50	50
Chicago IL Metro. Water
Reclamation Dist. GO	5.720%	12/1/38	100	100
Chicago IL Transit Auth. Rev.	6.899%	12/1/40	125	131
Clark County NV Airport
Improvement Rev.	6.881%	7/1/42	100	98
Commonwealth Financing Auth.
Pennsylvania Rev.	6.218%	6/1/39	150	150
Connecticut GO	5.850%	3/15/32	200	202
Dallas TX Area Rapid Transit Rev.	5.999%	12/1/44	100	103
Denver CO City &
County School Dist.	5.664%	12/1/33	50	49
District of Columbia
Income Tax Rev.	5.591%	12/1/34	50	49
Georgia GO	4.503%	11/1/25	150	144
Howard Hughes
Medical Institute	3.450%	9/1/14	100	101
Illinois GO	4.950%	6/1/23	550	515
Illinois GO	5.100%	6/1/33	1,100	919
Illinois State Tollway Highway
Auth. Toll Highway Rev.	5.851%	12/1/34	50	49
Johns Hopkins University	5.250%	7/1/19	200	207
Kansas Dev. Finance Auth.
Rev. (Public Employee
Retirement System)	5.501%	5/1/34	175	167
Las Vegas Valley Water
Dist. Nevada GO	7.013%	6/1/39	50	53
Los Angeles CA Dept.
of Water & Power Rev.	6.008%	7/1/39	150	147

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Los Angeles CA USD GO	5.750%	7/1/34	125	115
Maryland Transp. Auth. Rev.	5.888%	7/1/43	50	50
Massachusetts GO	5.456%	12/1/39	150	145
Massachusetts School
Building Auth. Dedicated
Sales Tax Rev.	5.715%	8/15/39	75	74
Metro. New York
Transp. Auth. Rev.	5.871%	11/15/39	50	47
Metro. Washington DC
Airports Auth. Rev.	7.462%	10/1/46	50	51
Missouri Highways & Transp.
Comm. State Road Rev.	5.445%	5/1/33	50	48
New Jersey Econ. Dev. Auth.	7.425%	2/15/29	225	242
New Jersey Turnpike Auth. Rev.	4.252%	1/1/16	5	5
New Jersey Turnpike Auth. Rev.	4.252%	1/1/16	70	71
New Jersey Turnpike Auth. Rev.	7.414%	1/1/40	300	338
New York City NY GO	5.985%	12/1/36	50	49
New York City NY Muni. Water
Finance Auth. Water &
Sewer System Rev.	5.750%	6/15/41	50	49
New York City NY Transitional
Finance Auth. Rev.	5.767%	8/1/36	50	48
New York Metro.
Transp. Auth. Rev.	7.336%	11/15/39	50	56
New York State
Urban Dev. Corp. Rev.	5.770%	3/15/39	150	148
North Texas Tollway Auth. Rev.	6.718%	1/1/49	100	105
Oregon (Taxable Pension) GO	5.762%	6/1/23	50	51
Oregon (Taxable Pension) GO	5.892%	6/1/27	75	75
Oregon GO	4.759%	6/30/28	75	62
Oregon GO	5.528%	6/30/28	50	48
Port Auth. of New York &
New Jersey Rev.	6.040%	12/1/29	75	75
San Antonio TX
Electric & Gas Rev.	5.985%	2/1/39	125	127
Tobacco Settlement
Finance Auth. Rev.	7.467%	6/1/47	125	99
Univ. of California Regents	6.583%	5/15/49	50	50
Univ. of Texas Permanent
Univ. Fund Rev.	5.262%	7/1/39	50	48
Univ. of Texas Permanent
Univ. Fund Rev.	6.276%	8/15/41	25	25
Utah GO	4.554%	7/1/24	50	49
Wisconsin GO	4.800%	5/1/13	75	81
Wisconsin GO	5.700%	5/1/26	75	73
Total Taxable Municipal Bonds (Cost $8,161)				7,928

			Shares
Temporary Cash Investment (4.3%)
Money Market Fund (4.3%)
7 Vanguard Market Liquidity Fund
(Cost $76,730)	0.187%		76,730,479	76,730
Total Investments (103.8%) (Cost $1,822,116)				1,865,010
Other Assets and Liabilities (–3.8%)
Other Assets				68,722
Liabilities				(136,795)
				(68,073)
Net Assets (100%)
Applicable to 152,644,426 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				1,796,937
Net Asset Value Per Share				$11.77

Vanguard Total Bond Market Index Portfolio

At December 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	1,686,719
Undistributed Net Investment Income	64,525
Accumulated Net Realized Gains	2,799
Unrealized Appreciation (Depreciation)	42,894
Net Assets	1,796,937

• See Note A in Notes to Financial Statements.
1 Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.
2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Adjustable-rate security.
5 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the aggregate value of these securities was $9,666,000, representing 0.5% of net assets.
6 Non-income-producing security—security in default.
7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
USD—United School District.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Bond Market Index Portfolio

Statement of Operations

Year Ended
December 31, 2009
($000)
Investment Income
Income
Interest[1]	70,671
Total Income	70,671
Expenses
The Vanguard Group—Note B
Investment Advisory Services	204
Management and Administrative	2,647
Marketing and Distribution	361
Custodian Fees	88
Auditing Fees	27
Shareholders’ Reports and Proxies	65
Trustees’ Fees and Expenses	3
Total Expenses	3,395
Net Investment Income	67,276
Realized Net Gain (Loss) on
Investment Securities Sold	4,384
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	22,852
Net Increase (Decrease) in Net Assets
Resulting from Operations	94,512

Statement of Changes in Net Assets

	Year Ended December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	67,276	67,539
Realized Net Gain (Loss)	4,384	1,158
Change in Unrealized Appreciation (Depreciation)	22,852	2,653
Net Increase (Decrease) in Net Assets Resulting from Operations	94,512	71,350
Distributions
Net Investment Income	(66,743)	(58,358)
Realized Capital Gain	—	—
Total Distributions	(66,743)	(58,358)
Capital Share Transactions
Issued	424,799	339,946
Issued in Lieu of Cash Distributions	66,743	58,358
Redeemed	(223,198)	(210,818)
Net Increase (Decrease) from Capital Share Transactions	268,344	187,486
Total Increase (Decrease)	296,113	200,478
Net Assets
Beginning of Period	1,500,824	1,300,346
End of Period[2]	1,796,937	1,500,824

1 Interest income from an affiliated company of the portfolio was $195,000.
2 Net Assets—End of Period includes undistributed net investment income of $64,525,000 and $63,936,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Bond Market Index Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.62	$11.54	$11.23	$11.21	$11.48
Investment Operations
Net Investment Income	.477[1]	.543[1]	.560[1]	.540[1]	.500[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.183	.037	.190	(.070)	(.240)
Total from Investment Operations	.660	.580	.750	.470	.260
Distributions
Dividends from Net Investment Income	(.510)	(.500)	(.440)	(.450)	(.450)
Distributions from Realized Capital Gains	—	—	—	—	(.080)
Total Distributions	(.510)	(.500)	(.440)	(.450)	(.530)
Net Asset Value, End of Period	$11.77	$11.62	$11.54	$11.23	$11.21

Total Return	5.94%	5.23%	6.89%	4.40%	2.40%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,797	$1,501	$1,300	$1,021	$774
Ratio of Total Expenses to
Average Net Assets	0.21%	0.16%	0.16%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	4.14%	4.80%	5.04%	4.92%	4.49%
Portfolio Turnover Rate	93%	57%	56%	64%	64%
1 Calculated based on average shares outstanding.

Notes to Financial Statements

Vanguard Variable Insurance Fund Total Bond Market Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Mortgage Dollar Rolls: The portfolio has entered into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage

Vanguard Total Bond Market Index Portfolio

dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2009, the portfolio had contributed capital of $367,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.15% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 — Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of December 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,285,020	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	70,122	—
Corporate Bonds	—	355,918	3
Sovereign Bonds	—	69,289	—
Taxable Municipal Bonds	—	7,928	—
Temporary Cash Investments	76,730	—	—
Total	76,730	1,788,277	3

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended December 31, 2009:

Investments in
Corporate Bonds
Amount Valued Based on Level 3 Inputs	($000)
Balance as of December 31, 2008	—
Transfers into Level 3	7
Change in unrealized appreciation (depreciation)	(4)
Balance as of December 31, 2009	3

Vanguard Total Bond Market Index Portfolio

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2009, the portfolio had $68,491,000 of ordinary income and $1,543,000 of long-term capital gains available for distribution.

Certain of the portfolio’s U.S. Treasury Inflation-Indexed securities experienced deflation adjustments that reduced interest income and the cost of investments for financial statement purposes by an amount greater than the reduction of taxable income; the additional income reduction was deferred for tax purposes until it was used to offset subsequent inflation adjustments that increased taxable income. The difference became permanent when securities were sold. During the year ended December 31, 2009, the portfolio realized gains of $56,000 that were included in ordinary income for tax purposes as a result of deferred deflation adjustments; accordingly, such gains have been reclassified from accu-mulated net realized gains to undistributed net investment income.

At December 31, 2009, the cost of investment securities for tax purposes was $1,822,399,000. Net unrealized appreciation of investment securities for tax purposes was $42,611,000, consisting of unrealized gains of $55,408,000 on securities that had risen in value since their purchase and $12,797,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2009, the portfolio purchased $138,695,000 of investment securities and sold $65,842,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,627,631,000 and $1,420,207,000, respectively.

F. Capital shares issued and redeemed were:

	Year Ended December 31,
	2009	2008
	Shares	Shares
	(000)	(000)
Issued	36,848	30,013
Issued in Lieu of Cash Distributions	6,008	5,258
Redeemed	(19,404)	(18,775)
Net Increase (Decrease) in Shares Outstanding	23,452	16,496

G. In preparing the financial statements as of December 31, 2009, management considered the impact of subsequent events occurring through February 10, 2010, for potential recognition or disclosure in these financial statements.

Vanguard Total Bond Market Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Total Bond Market Index Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Total Bond Market Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodians, broker, and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 10, 2010

Vanguard Total Bond Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the current prospectus.

Six Months Ended December 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market Index Portfolio	6/30/2009	12/31/2009	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,037.92	$1.03
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.20	1.02

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.20%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Total Stock Market Index Portfolio

For the fiscal year ended December 31, 2009, Vanguard Total Stock Market Index Portfolio returned 28.26%. The portfolio closely tracked its benchmark for the 12-month period.

As a “fund of funds,” the Total Stock Market Index Portfolio seeks to capture the returns of its target benchmark by investing about 80% of its assets in the Equity Index Portfolio of Vanguard Variable Insurance Fund and about 20% in Vanguard Extended Market Index Fund. Because of the Equity Index Portfolio’s heavy weighting, you may wish to review that portfolio’s financial statements, which are included with this report.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Growth in all stock sectors boosted the portfolio’s returns
At the start of 2009, the United States was in the midst of the biggest economic crisis in decades and stock prices had fallen to historic lows. However, in mid-March, the market staged an impressive rally and stock prices began to soar. By December 31, the broad U.S. stock market had rebounded dramatically. All market sectors posted positive returns for the year.

The biggest gains came from the information technology sector, which returned more than 60% for the year. After being hit hard during the financial crisis, technology stocks spiked when corporations and consumers resumed spending on computer hardware, software, and electronics.

Consumer discretionary stocks also strongly boosted returns, as retailers, media companies, hotels, and restaurants began to bounce back. Stocks of these businesses rose as consumers slowly started spending again. The financial sector—the area of the market that suffered most in the global credit crisis—was also a notable contributor for the period. Financial companies, including banks, investment firms, and insurance companies, began to win back investors’ confidence as their balance sheets showed signs of improvement.

Longer-term returns are solid despite the recent volatility
Since its inception in 2003, the Total Stock Market Index Portfolio has returned an average of 5.93% per year. Despite the unsettled investment environment that we’ve faced over the past couple of years, the portfolio has done an exceptional job of meeting its objective of closely tracking its benchmark.

This is a credit to the portfolio’s advisor, Vanguard Quantitative Equity Group, which has more than 30 years of index-tracking experience. These long-tenured professionals have developed sophisticated portfolio construction and trading methodologies to help Vanguard deliver strong index-fund management in a variety of marketplaces and market environments. The group’s efforts are made easier by the portfolio’s low operating expenses.

A balanced approach can help to mute the market’s ’noise’
Recent months have brought positive news for stocks; however, investors will not easily forget the hardships of the not-so-distant past. And, although things are looking up, no one can be sure about what 2010 will bring.

Although we can’t control the markets or the economy, we can control how we react to the inevitable volatility and incessant “noise” that accompanies investing. At Vanguard, we advocate a balanced approach that includes holding stock, bond, and money market funds in proportions adapted to your goals and unique financial circumstances.

We believe that the Total Stock Market Index Portfolio—with its broad exposure to U.S. equities and its low expenses—can play a useful role in such a well-balanced investment program.

Total Returns
		January 8, 2003,[1]
		Through
		December 31, 2009
	Year Ended	Average
	December 31, 2009	Annual Return
Vanguard Total Stock Market Index Portfolio	28.26%	5.93%
Spliced Total Market Index[2]	28.29	5.94
Multi-Cap Core Funds Average[3]	30.88	5.25

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Portfolio Compared With Its Peer Group
	Acquired Fund	Multi-Cap
	Fees and	Core Funds
	Expenses[4]	Average[5]
Total Stock Market Index Portfolio	0.16%	1.18%

1 Portfolio inception.
2 Dow Jones Wilshire 5000 Index through June 17, 2005; Standard & Poor’s Total Market Index thereafter.
3 Derived from data provided by Lipper Inc.
4 This figure—drawn from the prospectus dated April 29, 2009—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Total Stock Market Index Portfolio invests. The Total Stock Market Index Portfolio does not charge any expenses or fees of its own. For the fiscal year ended December 31, 2009, the annualized acquired fund fees and expenses were 0.21%.
5 The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

1

Vanguard Total Stock Market Index Portfolio

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, portfolio shareholders approved the following two proposals:

Proposal 1—Elect trustees for each portfolio.*
The individuals listed in the table below were elected as trustees for each portfolio. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the portfolios prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	2,425,238,230	88,077,041	96.5%
Charles D. Ellis	2,405,751,014	107,564,257	95.7%
Emerson U. Fullwood	2,410,939,308	102,375,964	95.9%
Rajiv L. Gupta	2,416,514,339	96,800,932	96.1%
Amy Gutmann	2,406,002,852	107,312,420	95.7%
JoAnn Heffernan Heisen	2,416,649,368	96,665,903	96.2%
F. William McNabb III	2,425,903,403	87,411,868	96.5%
André F. Perold	2,412,392,305	100,922,967	96.0%
Alfred M. Rankin, Jr.	2,423,028,932	90,286,340	96.4%
Peter F. Volanakis	2,427,674,541	85,640,731	96.6%
* Results are for all portfolios within the same trust.

Proposal 2—Update and standardize the portfolios’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the portfolios to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Portfolio	For	Abstain	Against	Non-Votes	For
Total Stock Market Index Portfolio
2a	21,077,797	374,250	1,121,873	0	93.4%
2b	21,044,501	475,182	1,054,237	0	93.2%
2c	18,738,474	263,023	3,572,423	0	83.0%
2d	18,809,726	283,247	3,480,946	0	83.3%
2e	18,863,667	239,331	3,470,922	0	83.6%
2f	18,895,401	227,481	3,451,039	0	83.7%
2g	21,632,808	360,426	580,686	0	95.8%

2

Vanguard Total Stock Market Index Portfolio

Portfolio Profile
As of December 31, 2009

Total Portfolio Characteristics
Yield[1]	2.3%
Acquired Fund Fees
and Expenses[2]	0.16%

Volatility Measures
Portfolio Versus
Target Index[3]
R-Squared	1.00
Beta	1.00

Allocation to Underlying Funds
Vanguard Variable Insurance Fund
Equity Index Portfolio	82.8%
Vanguard Extended Market Index Fund	17.2

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 30-day SEC yield.
2 This figure—drawn from the prospectus dated April 29, 2009—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Total Stock Market Index Portfolio invests. The Total Stock Market Index Portfolio does not charge any expenses or fees of its own. For the fiscal year ended December 31, 2009, the annualized acquired fund fees and expenses were 0.21%.
3 S&P Total Market Index.

3

Vanguard Total Stock Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: January 8, 2003–December 31, 2009
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended December 31, 2009			Final Value
	One	Five	Since	of a $10,000
	Year	Years	Inception[1]	Investment
Total Stock Market Index Portfolio	28.26%	0.73%	5.93%	$14,947
Spliced Total Market Index[2]	28.29	0.78	5.94	14,957
Multi-Cap Core Funds Average[3]	30.88	0.49	5.25	14,292

Fiscal-Year Total Returns (%): January 8, 2003–December 31, 2009

1 Performance for the portfolio and its comparative standards is calculated since the portfolio’s inception: January 8, 2003.
2 Dow Jones Wilshire 5000 Index through June 17, 2005; S&P Total Market Index thereafter.
3 Derived from data provided by Lipper Inc.
Note: See Financial Highlights table for dividend and capital gains information.

4

Vanguard Total Stock Market Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2009

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard Variable
Insurance Fund–
Equity Index Portfolio	27,538,066	581,328
Vanguard Extended
Market Index Fund
Investor Shares	3,693,229	120,658
Total Investments (100.0%)
(Cost $811,545)		701,986
Other Assets and Liabilities (0.0%)
Other Assets		851
Liabilities		(717)
		134
Net Assets (100%)
Applicable to 32,306,181 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		702,120
Net Asset Value Per Share		$21.73

At December 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	783,634
Undistributed Net Investment Income	12,787
Accumulated Net Realized Gains	15,258
Unrealized Appreciation (Depreciation)	(109,559)
Net Assets	702,120

• See Note A in Notes to Financial Statements.
See accompanying Notes, which are an integral part of the Financial Statements.

5

Vanguard Total Stock Market Index Portfolio

Statement of Operations

Year Ended
December 31, 2009
($000)
Investment Income
Income
Income Distributions Received	13,015
Net Investment Income—Note B	13,015
Realized Net Gain (Loss)
Capital Gain Distributions Received	8,273
Investment Securities Sold	6,981
Realized Net Gain (Loss)	15,254
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	127,445
Net Increase (Decrease) in Net Assets
Resulting from Operations	155,714

Statement of Changes in Net Assets

	Year Ended December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	13,015	10,303
Realized Net Gain (Loss)	15,254	21,151
Change in Unrealized Appreciation (Depreciation)	127,445	(279,070)
Net Increase (Decrease) in Net Assets Resulting from Operations	155,714	(247,616)
Distributions
Net Investment Income	(10,476)	(7,786)
Realized Capital Gain[1]	(21,035)	(29,394)
Total Distributions	(31,511)	(37,180)
Capital Share Transactions
Issued	156,859	187,023
Issued in Lieu of Cash Distributions	31,511	37,180
Redeemed	(68,452)	(80,561)
Net Increase (Decrease) from Capital Share Transactions	119,918	143,642
Total Increase (Decrease)	244,121	(141,154)
Net Assets
Beginning of Period	457,999	599,153
End of Period[2]	702,120	457,999

1 Includes fiscal 2009 and 2008 short-term gain distributions totaling $1,737,000 and $195,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $12,787,000 and $10,248,000.
See accompanying Notes, which are an integral part of the Financial Statements.

6

Vanguard Total Stock Market Index Portfolio

Financial Highlights

			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$18.17	$31.09	$31.27	$29.51	$28.60
Investment Operations
Net Investment Income	.437[1]	.471[1]	.440[1]	.370	.280
Capital Gain Distributions Received	.247	.682	1.010	1.370	.430
Net Realized and Unrealized Gain (Loss)
on Investments	4.019	(12.163)	.100	2.600	.980
Total from Investment Operations	4.703	(11.010)	1.550	4.340	1.690
Distributions
Dividends from Net Investment Income	(.380)	(.400)	(.340)	(.290)	(.310)
Distributions from Realized Capital Gains	(.763)	(1.510)	(1.390)	(2.290)	(.470)
Total Distributions	(1.143)	(1.910)	(1.730)	(2.580)	(.780)
Net Asset Value, End of Period	$21.73	$18.17	$31.09	$31.27	$29.51

Total Return	28.26%	–37.28%	5.16%	15.52%	6.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$702	$458	$599	$473	$318
Ratio of Total Expenses to
Average Net Assets	0%[2]	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	2.36%	1.93%	1.40%	1.53%	1.10%
Portfolio Turnover Rate	8%	16%	10%	7%	49%[3]
1 Calculated based on average shares outstanding.
2 The acquired fund fees and expenses were 0.21%.
3 Includes activity related to a change in the portfolio’s target index.

Notes to Financial Statements

Vanguard Variable Insurance Fund Total Stock Market Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Vanguard Total Stock Market Index Portfolio

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the portfolio. The service agreement provides that the portfolio’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the portfolio. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the portfolio during the year ended December 31, 2009, were borne by the funds in which the portfolio invests. The portfolio’s trustees and officers are also directors and officers of Vanguard and the funds in which the portfolio invests.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 — Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At December 31, 2009, 100% of the portfolio’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2009, the portfolio had $19,781,000 of ordinary income and $8,264,000 of long-term capital gains available for distribution.

At December 31, 2009, the cost of investment securities for tax purposes was $811,545,000. Net unrealized depreciation of investment securities for tax purposes was $109,559,000, consisting entirely of unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2009, the portfolio purchased $152,441,000 of investment securities and sold $43,469,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended December 31,
	2009	2008
	Shares	Shares
	(000)	(000)
Issued	8,994	7,862
Issued in Lieu of Cash Distributions	1,997	1,424
Redeemed	(3,888)	(3,353)
Net Increase (Decrease) in Shares Outstanding	7,103	5,933

G. In preparing the financial statements as of December 31, 2009, management considered the impact of subsequent events occurring through February 10, 2010, for potential recognition or disclosure in these financial statements.

8

Vanguard Total Stock Market Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Total Stock Market Index Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Total Stock Market Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by agreement to the underlying ownership records of the Vanguard funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 10, 2010

Special 2009 tax information (unaudited) for corporate shareholders only for Vanguard
Variable Insurance Fund Total Stock Market Index Portfolio

This information for the fiscal year ended December 31, 2009, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $19,298,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year .

For corporate shareholders, 63.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

9

Vanguard Total Stock Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Total Stock Market Index Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total Stock Market Index Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Stock Market Index Portfolio	6/30/2009	12/31/2009	Period[1]
Based on Actual Fund Return	$1,000.00	$1,230.46	$1.18
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.15	1.07

1 The calculations are based on the Total Stock Market Index Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Total Stock Market Index Portfolio’s annualized expense figure for that period is 0.21%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense figures for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

10

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 163 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee1

F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, the Boy Scouts of America, Amerigroup Corporation (direct health and medical insurance carriers), and Monroe Community College Foundation.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Board Member of American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) and Hewlett-Packard Co. (electronic computer manufacturing); Trustee of The Conference Board.

Amy Gutmann
Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science in the School of Arts and Sciences with secondary appointments at the Annenberg School for  Communication and the Graduate School of Education of the University of Pennsylvania; Director of Carnegie Corporation of New York, Schuylkill River Development Corporation, and Greater Philadelphia Chamber of Commerce; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief Global Diversity Officer since 2006 (retired 2008) and Member of the Executive Committee (retired 2008) of Johnson & Johnson  pharmaceuticals/consumer products); Vice President and Chief Information Officer of Johnson & Johnson (1997–2005); Director of the University Medical Center at Princeton and Women’s Research and Education Institute; Member of the Advisory Board of the Maxwell School of Citizenship and Public Affairs at Syracuse University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer since 2005 (retired 2009) and Vice Chairman of the Board (2008–2009) of Cummins Inc. (industrial machinery); Director of SKF AB (industrial machinery), Hillenbrand, Inc. (specialized consumer services), Sauer-Danfoss Inc. (machinery), the Lumina Foundation for Education, and the Columbus Community Education Coalition; Chairman of the Advisory Council for the College of Arts and Letters at the University of Notre Dame.

André F. Perold
Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School; Chair of the Investment Committee of HighVista Strategies LLC (private investment firm).

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal Occupation(s) During the Past Five Years: Chairman, President, and Chief Executive Officer of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/ aircraft systems and services); Deputy Chairman of the Federal Reserve Bank of Cleveland; Trustee of University Hospitals of Cleveland, The Cleveland Museum of Art, and Case Western Reserve University.

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years: President since 2007 and Chief Operating Officer since 2005 of Corning Incorporated (communications equipment); President of Corning Technologies (2001–2005); Director of Corning Incorporated and Dow Corning; Trustee of the Corning Incorporated Foundation and the Corning Museum of Glass; Overseer of the Amos Tuck School of Business Administration at Dartmouth College.
Executive Officers

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group since 2008; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt
Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group since 2008; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

Heidi Stam
Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Michael S. Miller
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Glenn W. Reed
Paul A. Heller	George U. Sauter

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447

Annuity and Insurance Services > 800-522-5555

Institutional Investor Services > 800-523-1036

Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, vanguard.com and searching for “proxy voting guidelines,” or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website,  ww.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your portfolio at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-551-8090. Information about your portfolio is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Referenc Section, Securities and Exchange Commission,
Washington, DC 20549-1520.

CFA® is a trademark owned by CFA Institute.

The funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For such funds or securities, the prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group.

S&P 500®, Standard & Poor’s 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the funds.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q690 022010

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended December 31, 2009: $363,000
Fiscal Year Ended December 31, 2008: $357,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended December 31, 2009: $3,354,640
Fiscal Year Ended December 31, 2008: $3,055,590

(b) Audit-Related Fees.

Fiscal Year Ended December 31, 2009: $876,210
Fiscal Year Ended December 31, 2008: $626,240

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended December 31, 2009: $423,070
Fiscal Year Ended December 31, 2008: $230,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended December 31, 2009: $0
Fiscal Year Ended December 31, 2008: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended December 31, 2009: $423,070
Fiscal Year Ended December 31, 2008: $230,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD VARIABLE INSURANCE FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: February 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD VARIABLE INSURANCE FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: February 22, 2010

VANGUARD VARIABLE INSURANCE FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: February 22, 2010

*By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on July 24, 2009, see File Number 2-88373, and a Power of Attorney filed on October 16, 2009, see File Number 2-52698, both Incorporated by Reference.